                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           AMENDMENT NO. 1 FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-22245
                                                    -----------

                      First Trust Exchange-Traded Fund III
         -------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
         -------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
         -------------------------------------------------------------
                    (Name and address of agent for service)

       registrant's telephone number, including area code: (630) 765-8000
                                                          ----------------

                      Date of fiscal year end: October 31
                                              ------------

                   Date of reporting period: October 31, 2017
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may
use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget
("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW,
Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

The Registrant is filing this Amendment No. 1 for Form N-CSR for the period ended October 31, 2017, originally filed with the Securities and Exchange
Commission on January 8, 2018 (Accession Number 0001445546-18-000093) and
incorporated herein by reference, to include the additional information under
Item 4(g) and to include reference to Series S000058182 and Class C000190801, which were inadvertently omitted from the original filing due to an administrative error. Other than the aforementioned revisions, this Form N-CSR does not reflect events occurring after the filing of the original Form N-CSR, or modify or update the disclosures therein in any way. If you have any questions or comments, please telephone Kristi Maher at (630) 517-7506.


ITEM 1. REPORT TO STOCKHOLDERS.

The registrant's annual report transmitted to shareholders pursuant to Rule
30e-1 under the Investment Company Act of 1940 is as follows:

FIRST TRUST

First Trust Exchange-Traded Fund III
--------------------------------------------------------------------------------

First Trust Preferred Securities and Income ETF
   (FPE)

First Trust Institutional Preferred Securities and Income
   ETF (FPEI)

Annual Report
October 31, 2017


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND III
                                 ANNUAL REPORT
                                OCTOBER 31, 2017

Shareholder Letter ..........................................................  1
Fund Performance Overview:

Portfolio of Investments:

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First
Trust" or the "Advisor") and/or Stonebridge Advisors LLC ("Stonebridge" or the
"Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate,"
"estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund III (the "Trust") described in this report (each such series is referred to as a "Fund" and collectively, the
"Funds") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See "Risk
Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit
http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on each Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about each Fund's portfolio and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of each
Fund, you may obtain an understanding of how the market environment affected each Fund. The statistical information that follows may help you understand each
Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the
Advisor or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, this report and other Fund regulatory filings.


--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND III
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                OCTOBER 31, 2017

Dear Shareholders:

Thank you for your investment in First Trust Exchange-Traded Fund III.

First Trust is pleased to provide you with the annual report which contains detailed information about your investment for the 12 months ended October 31,
2017, including a market overview and a performance analysis for the period. We encourage you to read this report carefully and discuss it with your financial advisor.

The U.S. bull market continued through the November 2016 election and the first nine months of the Trump presidency. During that period, November 8, 2016
(Election Day 2016) through October 31, 2017, the S&P 500(R) Index (the "Index")
posted a total return of 22.73%, according to Bloomberg. Ten of the eleven Index sectors were up on a total return basis as well. Since the beginning of 2017 through October 31, 2017, the Index has closed its trading sessions at all-time highs on 50 occasions. Finally, as of October 31, 2017, the Index has spent the entire year in positive territory. This has only happened in 10 different years over the past seven decades.

The current bull market, as measured from March 9, 2009 through October 31,
2017, is the second longest in history. While we are optimistic about the U.S.
economy, we are also aware that no one can predict the future or know how markets will perform in different economic environments. We believe that one should invest for the long term and be prepared for market volatility by keeping current on your portfolio and investing goals by speaking regularly with your investment professional. It is also important to keep in mind that past performance can never guarantee future results.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value our relationship with you and will continue to focus on bringing the types of investments that we believe can help you reach your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

                                                                          Page 1


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE)

First Trust Preferred Securities and Income ETF's (the "Fund") investment objective is to seek total return and to provide current income. Under normal market conditions, the Fund invests at least 80% of its net assets (including investment borrowings) in preferred securities ("Preferred Securities") and income-producing debt securities ("Income Securities"). The Fund invests in securities that are traded over-the-counter or listed on an exchange. For purposes of the 80% test set forth above, securities of open-end funds, closed-end funds or other exchange-traded funds ("ETFs") registered under the
Investment Company Act of 1940, as amended, that invest primarily in Preferred
Securities or Income Securities are deemed to be Preferred Securities or Income
Securities.

Preferred Securities held by the Fund generally pay fixed or adjustable-rate distributions to investors and have preference over common stock in the payment of distributions and the liquidation of a company's assets, but are generally junior to all forms of the company's debt, including both senior and subordinated debt. Certain of the Preferred Securities may be issued by trusts or other special purpose entities created by companies specifically for the purpose of issuing such securities. Income Securities that may be held by the
Fund include corporate bonds, high yield securities (commonly referred to as
"junk" bonds) and convertible securities. The broad category of corporate debt securities includes debt issued by U.S. and non-U.S. companies of all kinds, including those with small, mid and large capitalizations. Corporate debt may carry fixed or floating rates of interest.


----------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
----------------------------------------------------------------------------------------------------------------------------------
                                                                                           AVERAGE ANNUAL          CUMULATIVE
                                                                                            TOTAL RETURNS         TOTAL RETURNS
                                                                          1 Year Ended   Inception (2/11/13)   Inception (2/11/13)
                                                                            10/31/17         to 10/31/17           to 10/31/17

FUND PERFORMANCE
NAV                                                                           9.24%             5.89%                31.02%
Market Price                                                                  9.01%             5.89%                30.99%

INDEX PERFORMANCE
ICE BofAML Fixed Rate Preferred Securities Index(1)                           6.58%             6.26%                33.17%
ICE BofAML U.S. Capital Securities Index(1)                                   6.57%             6.06%                32.02%
Blended Index(2)                                                              6.58%             6.18%                32.68%
----------------------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 8).

(1)   Effective October 22, 2017, the index names changed from BofA Merrill
      Lynch Fixed Rate Preferred Securities Index and BofA Merrill Lynch U.S.
      Capital Securities Index to ICE BofAML Fixed Rate Preferred Securities
      Index and ICE BofAML U.S. Capital Securities Index, respectively.

(2)   The Blended Index consists of a 50/50 blend of the ICE BofAML Fixed Rate
      Preferred Securities Index and the ICE BofAML U.S. Capital Securities
      Index. The Blended Index reflects the diverse allocation of institutional preferred and hybrid securities in the Fund's portfolio. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the performance shown. Indexes are unmanaged and an investor cannot invest directly in an index.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE) (CONTINUED)

-----------------------------------------------------
                                          % OF TOTAL
SECTOR ALLOCATION                         INVESTMENTS
-----------------------------------------------------
Financials                                   72.0%
Utilities                                     6.4
Energy                                        6.1
Consumer Staples                              3.7
Telecommunication Services                    3.2
Real Estate                                   3.1
Industrials                                   2.1
Materials                                     1.9
Consumer Discretionary                        0.9
Information Technology                        0.6
                                            ------
     Total                                  100.0%
                                            ======

-----------------------------------------------------
                                          % OF TOTAL
CREDIT RATING(2)                          INVESTMENTS
-----------------------------------------------------
A+                                            0.7%
A                                             0.7
A-                                            3.0
BBB+                                          6.3
BBB                                          14.5
BBB-                                         26.8
BB+                                          23.7
BB                                            8.2
BB-                                           6.3
B+                                            4.1
B                                             0.1
Not Rated                                     5.6
                                            ------
     Total                                  100.0%
                                            ======

-----------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                          INVESTMENTS
-----------------------------------------------------
GMAC Capital Trust I, Series 2                2.2%
Emera, Inc., Series 16-A                      1.8
Enel S.p.A.                                   1.7
Barclays PLC                                  1.6
BHP Billiton Finance USA Ltd.                 1.6
Enbridge Energy Partners L.P.                 1.5
Credit Agricole S.A.                          1.4
Intesa Sanpaolo S.p.A.                        1.3
AerCap Global Aviation Trust                  1.3
Royal Bank Of Scotland Group PLC              1.3
                                            ------
     Total                                   15.7%
                                            ======

-----------------------------------------------------
                                          % OF TOTAL
COUNTRY EXPOSURE                          INVESTMENTS
-----------------------------------------------------
United States                                55.0%
France                                        9.2
United Kingdom                                9.1
Italy                                         4.4
Canada                                        4.3
Australia                                     3.7
Netherlands                                   3.2
Bermuda                                       2.3
Switzerland                                   2.2
Cayman Islands                                1.9
Spain                                         1.2
Mexico                                        0.9
Japan                                         0.8
Ireland                                       0.7
Chile                                         0.4
Denmark                                       0.3
Belgium                                       0.3
Jersey                                        0.1
Brazil                                        0.0*
                                            ------
     Total                                  100.0%
                                            ======

 * Amount is less than 0.1%.

(2)   The credit quality and ratings information presented above reflects the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor's Ratings Group, a division of the McGraw-Hill Companies, Inc., Moody's Investors Service,
      Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest ratings are used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated
      BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

                                                                          Page 3


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE) (CONTINUED)


                              PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                  FEBRUARY 11, 2013 - OCTOBER 31, 2017

                First Trust            ICE BofAML Fixed                ICE BofAML
            Preferred Securities        Rate Preferred                U.S. Capital               Blended
               and Income ETF          Securities Index             Securities Index            Index(1)
2/11/13           $10,000                  $10,000                      $10,000                 $10,000
4/30/13            10,330                   10,253                       10,342                  10,297
10/31/13            9,426                    9,640                       10,392                  10,010
4/30/14            10,084                   10,418                       10,992                  10,704
10/31/14           10,409                   10,841                       11,364                  11,102
4/30/15            10,810                   11,326                       11,766                  11,547
10/31/15           11,007                   11,653                       11,546                  11,604
4/30/16            11,276                   12,083                       11,743                  11,917
10/31/16           11,994                   12,496                       12,390                  12,448
4/30/17            12,480                   12,868                       12,630                  12,754
10/31/17           13,103                   13,317                       13,203                  13,267


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH OCTOBER 31, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period February 12, 2013
(commencement of trading) through October 31, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
2/12/13 - 10/31/13          96               7               0             0
11/1/13 - 10/31/14         140               2               0             0
11/1/14 - 10/31/15         214              16               0             0
11/1/15 - 10/31/16         212              13               0             0
11/1/16 - 10/31/17         232               1               0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
2/12/13 - 10/31/13          73               7               0             0
11/1/13 - 10/31/14         101               9               0             0
11/1/14 - 10/31/15          21               0               0             0
11/1/15 - 10/31/16          26               1               0             0
11/1/16 - 10/31/17          19               0               0             0

(1)   The Blended Index consists of a 50/50 blend of the ICE BofAML Fixed Rate
      Preferred Securities Index and the ICE BofAML U.S. Capital Securities
      Index. The Blended Index reflects the diverse allocation of institutional preferred and hybrid securities in the Fund's portfolio. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the performance shown. Indexes are unmanaged and an investor cannot invest directly in an index.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST INSTITUTIONAL PREFERRED SECURITIES AND INCOME ETF (FPEI)

First Trust Institutional Preferred Securities and Income ETF's (the "Fund")
investment objective is to seek total return and to provide current income.
Under normal market conditions, the Fund invests at least 80% of its net assets
(including investment borrowings) in institutional preferred securities
("Preferred Securities") and income-producing debt securities ("Income
Securities"). Preferred securities are a type of equity security that have preference over common stock in the payment of distributions and the liquidation of a company's assets, but are generally junior to all forms of the company's debt, including both senior and subordinated debt. The Fund's investments in preferred securities will primarily be in institutional preferred securities.
Institutional preferred securities are targeted to institutional, rather than retail, investors, are generally traded over-the-counter and may also be known as "$1,000 par preferred securities." They are typically issued in large, institutional lot sizes by U.S. and non-U.S. financial services companies and other companies. While all income-producing debt securities will be categorized as "Income Securities" for purposes of the 80% test above, the Income Securities in which the Fund intends to invest as part of its principal investment strategy include hybrid capital securities, contingent capital securities, U.S. and
non-U.S. corporate bonds and convertible securities.


---------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------
                                                                              CUMULATIVE
                                                                             TOTAL RETURNS
                                                                          Inception (8/22/17)
                                                                              to 10/31/17
FUND PERFORMANCE
NAV                                                                              2.00%
Market Price                                                                     2.05%

INDEX PERFORMANCE
ICE BofAML US Investment Grade Institutional Capital Securities Index            1.25%
---------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 8).

                                                                          Page 5


FUND PERFORMANCE OVERVIEW (UNAUDITED)

FIRST TRUST INSTITUTIONAL PREFERRED SECURITIES AND INCOME ETF (FPEI)

-----------------------------------------------------
                                          % OF TOTAL
SECTOR ALLOCATION                         INVESTMENTS
-----------------------------------------------------
Financials                                   66.7%
Energy                                       12.5
Utilities                                     9.7
Materials                                     3.9
Consumer Discretionary                        3.5
Telecommunication Services                    1.9
Industrials                                   1.8
                                            ------
     Total                                  100.0%
                                            ======

-----------------------------------------------------
                                          % OF TOTAL
CREDIT RATING(1)                          INVESTMENTS
-----------------------------------------------------
A                                             1.7%
A-                                            8.2
BBB+                                          2.6
BBB                                          16.7
BBB-                                         26.8
BB+                                          28.9
BB                                            4.7
BB-                                           7.8
B+                                            1.8
Not Rated                                     0.8
                                            ------
    Total                                   100.0%
                                            ======

-----------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                          INVESTMENTS
-----------------------------------------------------
Mitsui Sumitomo Insurance Co., Ltd.           4.3%
Enel S.p.A.                                   4.1
Transcanada Trust, Series 16-A                4.1
Enbridge, Inc., Series 16-A                   4.0
BHP Billiton Finance USA Ltd.                 3.9
Emera, Inc., Series 16-A                      3.8
Metlife, Inc.                                 3.8
Wells Fargo & Co., Series U                   3.7
JPMorgan Chase & Co., Series R                3.7
Citigroup, Inc., Series P                     3.7
                                            ------
    Total                                    39.1%
                                            ======

-----------------------------------------------------
                                          % OF TOTAL
COUNTRY EXPOSURE                          INVESTMENTS
-----------------------------------------------------
United States                                45.8%
United Kingdom                               13.2
Canada                                       12.0
Italy                                         7.8
France                                        6.7
Japan                                         4.3
Australia                                     3.9
Switzerland                                   2.4
Bermuda                                       2.0
Netherlands                                   1.9
                                            ------
     Total                                  100.0%
                                            ======

(1)   The credit quality and ratings information presented above reflects the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor's Ratings Group, a division of the McGraw-Hill Companies, Inc., Moody's Investors Service,
      Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest ratings are used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated
      BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST INSTITUTIONAL PREFERRED SECURITIES AND INCOME ETF (FPEI) (CONTINUED)

                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                       AUGUST 22, 2017 - OCTOBER 31, 2017

                          First Trust                     ICE BofAML US
                    Institutional Preferred       Investment Grade Institutional
                   Securities and Income ETF         Capital Securities Index
8/22/17                     $10,000                          $10,000
10/31/17                    10,200                            10,125

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH OCTOBER 31, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 23, 2017 (commencement of trading) through October 31, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/23/17 - 10/31/17          44               0               0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/23/17 - 10/31/17           5               0               0             0

                                                                          Page 7


--------------------------------------------------------------------------------
NOTES TO FUNDS' PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total
Returns" represent the total change in value of an investment over the periods indicated.

Each Fund's per share net asset value ("NAV") is the value of one share of the
Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of each Fund did not trade in the secondary market until after their inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each
Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each
Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future performance.


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND III
                                 ANNUAL REPORT
                          OCTOBER 31, 2017 (UNAUDITED)

                                    ADVISOR

First Trust Advisors L.P. ("First Trust") is the investment advisor to the First
Trust Preferred Securities and Income ETF and the First Trust Institutional
Preferred Securities and Income ETF (each a "Fund" and collectively the
"Funds"). First Trust is responsible for the ongoing monitoring of the Funds'
investment portfolios, managing the Funds' business affairs and providing certain administrative services necessary for the management of the Funds.

                                  SUB-ADVISOR

STONEBRIDGE ADVISORS LLC
Stonebridge Advisors LLC ("Stonebridge" or the "Sub-Advisor") is the investment sub-advisor to the Funds and is a registered investment advisor based in Wilton,
Connecticut. Stonebridge specializes in the management of preferred and hybrid securities.

                           PORTFOLIO MANAGEMENT TEAM

SCOTT T. FLEMING - PRESIDENT AND CHIEF INVESTMENT OFFICER
ROBERT WOLF - SENIOR VICE PRESIDENT, SENIOR PORTFOLIO MANAGER
DANIELLE SALTERS, CFA - VICE PRESIDENT, PORTFOLIO MANAGER AND CREDIT ANALYST

                                   COMMENTARY

             FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE)

MARKET RECAP
The fiscal year ended October 31, 2017 was a period of solid returns for the preferred and hybrid securities markets. The period began with substantial volatility following an increase in interest rates in the fourth quarter of 2016 and from the unexpected victory of Donald Trump in the U.S. Presidential election and the Republican success at keeping control of the U.S. Congress.
Higher rates were also supported by improving economic and employment data, which allowed the Federal Reserve (the "Fed") to increase short-term interest rates by 0.25% three times during the period. However, risk assets recovered and performed well throughout the last three quarters of the period due to stabilizing long-term interest rates, a flattening yield curve, and significant spread tightening. Contingent capital securities ("CoCos") were the best performing part of the preferred and hybrid securities markets during the period, returning 16.78%. We believe this was due to the improvement in credit quality of European banks (largest issuers of CoCos), attractive yields and structures compared to U.S. bank tier 1 capital securities, and the increasing investor comfort with the securities and more stable investor base. After initial weakness during the period, the retail preferred market was pushed higher by inflows into passive preferred exchange-traded funds ("ETFs"), limited new issuance, and stable rates, which were positive for the fixed for life structures that make up the majority of the retail market. For the fiscal year, the retail market earned 6.58% while the institutional market earned 6.57%, according to the ICE BofAML Fixed Rate Preferred Securities Index ("P0P1") and
the ICE BofAML U.S. Capital Securities Index ("C0CS"), respectively.

PERFORMANCE ANALYSIS
For the fiscal year ended October 31, 2017, the net asset value ("NAV") and market price total returns for the Fund were 9.24% and 9.01%, respectively. This compares to a total return of 6.58% for the Fund's benchmark, which is a 50/50 blend of P0P1 and C0CS. The Fund benefited from yield spread tightening and a flattening Treasury yield curve, as the front end of the Treasury yield curve was pushed higher by the Fed, which resulted in improvement in both fixed-to-floats and floating-rate preferred securities. The largest positive contributors to the Fund's outperformance relative to the benchmark during the year included security selection and an overweight to CoCos and floating-rate securities.

Outperformance through security selection was driven by increasing exposure to institutional securities with attractive yields and structures that appreciated in value as yield spreads compressed. The Fund also benefited through exposure to CoCos, which were not part of the benchmark index. CoCos increased in value during the year due to several factors, including the improvement in credit quality of European banks, attractive yields and structures compared to U.S.
bank tier 1 capital securities, and an increasing investor base. Floating-rate securities were also a positive contributor to relative performance as the front end of the treasury curve and The London Interbank Offered Rate ("LIBOR") reset higher.

MARKET AND FUND OUTLOOK
The strong macro-economic backdrop, strong corporate earnings and solid creditworthiness, particularly within financials, continue to support a risk-on environment, in our opinion. Stable to gradually increasing rates, moderate issuance, and the continued demand for yield continue to be positive for the preferred and hybrid securities markets. However, we believe strong performance across equity and credit markets and increased economic optimism has stretched valuations of new issuance in some cases, which could become problematic if interest rates or supply increases. Recently, weaker security structures have come to market, but the deals were many times oversubscribed, supported by investor demand for yield and some buyers that are indiscriminate about pricing,

                                                                          Page 9


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND III
                                 ANNUAL REPORT
                          OCTOBER 31, 2017 (UNAUDITED)

in the form of passive ETFs, taking up a larger share of markets and deals. We believe this could put pressure on distributions if higher yielding legacy securities continue to be redeemed and replaced by lower yielding securities.

We continue to believe that the yield curve is likely to remain flat, as short-term rates are likely to increase and may push long term rates higher. We have long anticipated, and positioned for, a rising rate environment, and we continue to hold the view that this process will be gradual. We believe U.S.
fiscal policy and potential tax and regulatory changes have the potential to boost economic growth, but we also believe this impact is likely to be muted and slow given political uncertainty and the likelihood that any changes will likely be phased in over time. We continue to focus on protecting the principal of our investors and, as such, we believe it is prudent to protect investors against a potential rise in interest rates through actively managing interest rate risk.

      FIRST TRUST INSTITUTIONAL PREFERRED SECURITIES AND INCOME ETF (FPEI)

MARKET RECAP
The fiscal year ended October 31, 2017 was a period of solid returns for the preferred and hybrid securities markets. Since the inception of the Fund on
August 22, 2017, the institutional market outperformed the retail market, earning 1.25%, according to the ICE BofAML US Investment Grade Institutional
Capital Securities Index ("CIPS"), whereas the retail market, as measured by the
ICE BofAML Core Plus Fixed Rate Preferred Securities Index ("P0P4"), returned only 0.67%. We believe the outperformance of the institutional market was partially driven by an uptick in issuance from U.S. and European issuers. The flattening yield curve and significant spread tightening experienced by the preferred and hybrid securities markets throughout 2017 created attractive conditions for issuers, as newer deals launched with significantly smaller back-end spreads and yields. This created a strong technical bid in the institutional market for structurally superior legacy securities, causing the whole market to trade higher. Contingent capital securities ("CoCos") were the best performing part of the institutional preferred and hybrid securities markets during the period, returning 3.78%. We believe this was due to the improvement in credit quality of European banks (the largest issuers of CoCos), attractive yields and structures compared to U.S. bank tier 1 capital securities, the increasing investor comfort with the securities and more stable investor base.

PERFORMANCE ANALYSIS
For the period from the Fund's inception on August 22, 2017, through October 31,
2017, the net asset value ("NAV") and market price total returns for the Fund were 2.00% and 2.05%, respectively. This compares to a total return of 1.25% for the Fund's benchmark, CIPS. The Fund benefited from yield spread tightening and a flattening Treasury yield curve, as the front end of the Treasury yield curve was pushed higher by the Federal Reserve (the "Fed"), which resulted in improvement in both fixed-to-floats and floating-rate preferred securities. The largest positive contributors to the Fund's outperformance relative to the benchmark during the period included security selection, an overweight to CoCos, and an underweight to Japanese preferred and hybrid preferred securities.

The Fund's weighting in CoCos, which are not held in the benchmark, was the single largest reason for outperformance relative to the benchmark. As spreads tightened in fixed-income markets, CoCos continued to offer some of the most attractive yields and structures in the institutional market. Additionally, security selection within U.S. Banks and Utilities contributed to outperformance. Finally, the Fund benefited relative to the benchmark from its underweight in Japanese securities. These securities underperformed due to rich valuations entering the quarter.

One of the biggest detractors from relative performance was the Fund's security selection and overweight to property and casualty insurance companies, which sold off in September 2017 due to hurricane fears. The Fund's security selection within the energy space hurt relative performance as well.

MARKET AND FUND OUTLOOK
The strong macro-economic backdrop, strong corporate earnings and solid creditworthiness, particularly within financials, continue to support a risk-on environment, in our opinion. Stable to gradually increasing rates, moderate issuance, and the continued demand for yield continue to be positive for the preferred and hybrid securities markets. However, we believe strong performance across equity and credit markets and increased economic optimism has stretched valuations of new issuance in some cases, which could become problematic if interest rates or supply increases. Recently, weaker security structures have come to market, but the deals were many times oversubscribed, supported by investor demand for yield and some buyers that are indiscriminate about pricing, in the form of passive ETFs, taking up a larger share of markets and deals. We believe this could put pressure on distributions if higher yielding legacy securities continue to be redeemed and replaced by lower yielding securities.

We continue to believe that the yield curve is likely to remain flat, as short-term rates are likely to increase and may push long term rates higher. We have long anticipated, and positioned for, a rising rate environment, and we continue to hold the view that this process will be gradual. We believe U.S.
fiscal policy and potential tax and regulatory changes have the potential to boost economic growth, but we also believe this impact is likely to be muted and slow given political uncertainty and the likelihood that any changes will likely be phased in over time. We continue to focus on protecting the principal of our investors and, as such, we believe it is prudent to protect investors against a potential rise in interest rates through actively managing interest rate risk.


FIRST TRUST EXCHANGE-TRADED FUND III
UNDERSTANDING YOUR FUND EXPENSES
OCTOBER 31, 2017 (UNAUDITED)

As a shareholder of First Trust Preferred Securities and Income ETF or First
Trust Institutional Preferred Securities and Income ETF (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs;
and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period (or since inception) and held through the six-month (or shorter) period ended October 31, 2017.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month
Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


-----------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO       EXPENSES PAID
                                                     BEGINNING            ENDING          BASED ON THE         DURING THE
                                                   ACCOUNT VALUE       ACCOUNT VALUE        SIX-MONTH           SIX-MONTH
                                                    MAY 1, 2017      OCTOBER 31, 2017        PERIOD            PERIOD (a)
-----------------------------------------------------------------------------------------------------------------------------
FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE)
Actual                                              $1,000.00           $1,049.90             0.85%                $4.39
Hypothetical (5% return before expenses)            $1,000.00           $1,020.92             0.85%                $4.33

-----------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED         EXPENSES PAID
                                                                                          EXPENSE RATIO     DURING THE PERIOD
                                                     BEGINNING            ENDING          BASED ON THE     AUGUST 22, 2017 (b)
                                                   ACCOUNT VALUE       ACCOUNT VALUE     NUMBER OF DAYS            TO
                                                  AUGUST 22, 2017    OCTOBER 31, 2017     IN THE PERIOD   OCTOBER 31, 2017 (c)
-----------------------------------------------------------------------------------------------------------------------------
FIRST TRUST INSTITUTIONAL PREFERRED SECURITIES AND INCOME ETF (FPEI)
Actual                                              $1,000.00           $1,020.00             0.85%                $1.65
Hypothetical (5% return before expenses)            $1,000.00           $1,020.92             0.85%                $4.33


(a)   Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (May 1, 2017 through October 31, 2017), multiplied by 184/365 (to reflect the one-half year period).

(b)   Inception date.

(c)   Actual expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (August
      22, 2017 through October 31, 2017), multiplied by 70/365. Hypothetical expenses are assumed for the most recent half-year period.

                                                                         Page 11


FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE)
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2017


                                                                                     STATED        STATED
   SHARES                                 DESCRIPTION                                 RATE        MATURITY       VALUE
-------------   ----------------------------------------------------------------  -------------  ----------  --------------
$25 PAR PREFERRED SECURITIES - 30.0%

                BANKS - 7.9%
      279,161   Banc Of California, Inc., Series E..............................       7.00%         (a)     $    7,824,883
      200,798   Bank of America Corp., Series CC................................       6.20%         (a)          5,381,386
      683,673   Citigroup Capital XIII, 3 Mo. LIBOR + 6.37% (b).................       7.75%      10/30/40       18,609,579
       81,743   Citigroup, Inc., Series S.......................................       6.30%         (a)          2,212,783
      463,933   Fifth Third Bancorp, Series I (c)...............................       6.63%         (a)         13,217,451
      152,850   FNB Corp. (c)...................................................       7.25%         (a)          4,431,122
    2,472,431   GMAC Capital Trust I, Series 2, 3 Mo. LIBOR + 5.79% (b).........       7.22%      02/15/40       64,926,038
      741,423   Huntington Bancshares, Inc., Series D...........................       6.25%         (a)         20,581,902
      621,814   KeyCorp, Series E (c)...........................................       6.13%         (a)         18,150,751
      807,503   People's United Financial, Inc., Series A (c)...................       5.63%         (a)         21,770,281
      215,349   PNC Financial Services Group, Inc., Series P (c)................       6.13%         (a)          6,077,149
      301,281   Royal Bank of Scotland Group PLC, Series S......................       6.60%         (a)          7,727,858
      571,178   Synovus Financial Corp., Series C (c)...........................       7.88%         (a)         14,839,204
      162,575   Valley National Bancorp, Series A (c)...........................       6.25%         (a)          4,478,941
      149,894   Valley National Bancorp, Series B (c)...........................       5.50%         (a)          3,957,202
      132,227   Wells Fargo & Co., Series Q (c).................................       5.85%         (a)          3,601,863
       87,688   Wells Fargo & Co., Series W.....................................       5.70%         (a)          2,259,720
       55,237   Western Allliance Bancorp.......................................       6.25%      07/01/56        1,458,809
      452,679   Wintrust Financial Corp., Series D (c)..........................       6.50%         (a)         12,670,485
      160,834   Zions Bancorporation, Series G (c)..............................       6.30%         (a)          4,427,760
                                                                                                             --------------
                                                                                                                238,605,167
                                                                                                             --------------
                CAPITAL MARKETS - 5.6%
      700,540   Apollo Investment Corp..........................................       6.88%      07/15/43       18,101,954
      202,404   BGC Partners, Inc...............................................       8.13%      06/15/42        5,252,384
    1,302,831   Goldman Sachs Group, Inc., Series K (c).........................       6.38%         (a)         37,417,306
    1,063,293   Morgan Stanley, Series E (c)....................................       7.13%         (a)         30,782,332
    1,331,011   Morgan Stanley, Series F (c)....................................       6.88%         (a)         38,000,364
      338,748   Morgan Stanley, Series I (c)....................................       6.38%         (a)          9,484,944
      226,672   Morgan Stanley, Series K (c)....................................       5.85%         (a)          6,120,144
      205,272   Solar Capital Ltd...............................................       6.75%      11/15/42        5,183,118
      422,374   State Street Corp., Series G (c)................................       5.35%         (a)         11,488,573
      228,396   Stifel Financial Corp., Series A................................       6.25%         (a)          6,109,593
                                                                                                             --------------
                                                                                                                167,940,712
                                                                                                             --------------
                CONSUMER FINANCE - 0.1%
       89,758   Capital One Financial Corp., Series D...........................       6.70%         (a)          2,427,954
                                                                                                             --------------
                DIVERSIFIED FINANCIAL SERVICES - 0.6%
      773,064   KKR Financial Holdings LLC, Series A............................       7.38%         (a)         19,612,634
                                                                                                             --------------
                DIVERSIFIED TELECOMMUNICATION SERVICES - 1.3%
      797,844   Qwest Corp......................................................       6.88%      10/01/54       20,512,569
      252,220   Qwest Corp......................................................       6.50%      09/01/56        6,368,555
      490,135   Qwest Corp......................................................       6.75%      06/15/57       12,498,443
                                                                                                             --------------
                                                                                                                 39,379,567
                                                                                                             --------------
                ELECTRIC UTILITIES - 0.3%
       82,877   SCE Trust V, Series K (c).......................................       5.45%         (a)          2,273,316
      203,679   Southern (The) Co...............................................       6.25%      10/15/75        5,495,259
                                                                                                             --------------
                                                                                                                  7,768,575
                                                                                                             --------------
                EQUITY REAL ESTATE INVESTMENT TRUSTS - 3.0%
      264,705   American Homes 4 Rent, Series D.................................       6.50%         (a)          7,104,682
      755,147   American Homes 4 Rent, Series E.................................       6.35%         (a)         19,943,432
      165,549   Colony NorthStar, Inc., Series J................................       7.13%         (a)          4,216,533
      303,656   Colony NorthStar, Inc., Series E................................       8.75%         (a)          8,198,712


Page 12                 See Notes to Financial Statements


FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017


                                                                                     STATED        STATED
   SHARES                                 DESCRIPTION                                 RATE        MATURITY       VALUE
-------------   ----------------------------------------------------------------  -------------  ----------  --------------
$25 PAR PREFERRED SECURITIES (CONTINUED)

                EQUITY REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
      301,385   EPR Properties, Series F........................................       6.63%         (a)     $    7,615,999
      244,828   Farmland Partners, Inc., Series B (d)...........................       6.00%         (a)          6,606,071
      263,851   Global Net Lease, Inc., Series A................................       7.25%         (a)          6,614,745
       89,274   Taubman Centers, Inc., Series J.................................       6.50%         (a)          2,249,705
      157,888   Urstadt Biddle Properties, Inc., Series H.......................       6.25%         (a)          4,198,242
      973,598   VEREIT, Inc., Series F..........................................       6.70%         (a)         24,894,901
                                                                                                             --------------
                                                                                                                 91,643,022
                                                                                                             --------------
                FOOD PRODUCTS - 1.2%
      546,435   CHS, Inc., Series 2 (c).........................................       7.10%         (a)         15,119,856
      564,782   CHS, Inc., Series 3 (c).........................................       6.75%         (a)         15,418,549
      204,786   CHS, Inc., Series 4.............................................       7.50%         (a)          5,867,119
                                                                                                             --------------
                                                                                                                 36,405,524
                                                                                                             --------------
                INSURANCE - 5.0%
       30,045   Aegon N.V.......................................................       6.38%         (a)            778,166
      980,558   Aegon N.V.......................................................       8.00%      02/15/42       25,769,064
      143,423   AmTrust Financial Services, Inc.................................       7.25%      06/15/55        3,700,313
      213,943   AmTrust Financial Services, Inc.................................       7.50%      09/15/55        5,763,624
       54,680   AmTrust Financial Services, Inc., Series E......................       7.75%         (a)          1,405,276
      151,313   AmTrust Financial Services, Inc., Series F......................       6.95%         (a)          3,495,330
       48,051   Aspen Insurance Holdings Ltd....................................       5.63%         (a)          1,217,132
      598,279   Aspen Insurance Holdings Ltd. (c)...............................       5.95%         (a)         16,117,636
      445,203   Delphi Financial Group, Inc., 3 Mo. LIBOR +3.19% (b) (e)........       4.61%      05/15/37        9,488,389
      490,563   Global Indemnity Ltd............................................       7.75%      08/15/45       12,612,375
      412,412   Global Indemnity Ltd............................................       7.88%      04/15/47       10,763,953
      305,250   National General Holdings Corp..................................       7.63%      09/15/55        7,850,664
      114,565   National General Holdings Corp., Series C.......................       7.50%         (a)          2,907,660
      477,056   PartnerRe Ltd., Series H........................................       7.25%         (a)         13,891,871
      148,204   Phoenix Cos., Inc...............................................       7.45%      01/15/32        2,774,201
      901,327   Reinsurance Group of America, Inc. (c)..........................       5.75%      06/15/56       25,056,891
      206,181   Validus Holdings, Ltd., Series B................................       5.80%         (a)          5,210,194
      129,857   WR Berkley Corp.................................................       5.75%      06/01/56        3,415,239
                                                                                                             --------------
                                                                                                                152,217,978
                                                                                                             --------------
                INTERNET SOFTWARE & SERVICES - 0.6%
      639,832   eBay, Inc.......................................................       6.00%      02/01/56       17,326,651
                                                                                                             --------------
                MORTGAGE REAL ESTATE INVESTMENT TRUSTS - 1.3%
      259,032   AGNC Investment Corp., Series C (c).............................       7.00%         (a)          6,929,106
      443,865   Annaly Capital Management, Inc., Series F (c)...................       6.95%         (a)         11,718,036
      156,277   Invesco Mortgage Capital, Inc., Series B (c)....................       7.75%         (a)          4,121,025
      383,005   MFA Financial, Inc..............................................       8.00%      04/15/42        9,827,908
      258,893   Two Harbors Investment, Corp., Series B (c).....................       7.63%         (a)          6,876,198
                                                                                                             --------------
                                                                                                                 39,472,273
                                                                                                             --------------
                MULTI-UTILITIES - 0.7%
      364,646   Integrys Holding, Inc. (c)......................................       6.00%      08/01/73       10,324,040
      447,411   Just Energy Group, Inc., Series A (c)...........................       8.50%         (a)         11,632,686
                                                                                                             --------------
                                                                                                                 21,956,726
                                                                                                             --------------
                OIL, GAS & CONSUMABLE FUELS - 0.5%
      164,265   NuStar Energy L.P., Series A (c)................................       8.50%         (a)          4,311,956
      452,383   NuStar Logistics L.P. (c).......................................       7.63%      01/15/43       11,363,861
                                                                                                             --------------
                                                                                                                 15,675,817
                                                                                                             --------------
                THRIFTS & MORTGAGE FINANCE - 1.0%
    1,047,748   New York Community Bancorp, Inc., Series A (c)..................       6.38%         (a)         29,263,602
                                                                                                             --------------


                        See Notes to Financial Statements                Page 13


FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017


                                                                                     STATED        STATED
   SHARES                                 DESCRIPTION                                 RATE        MATURITY       VALUE
-------------   ----------------------------------------------------------------  -------------  ----------  --------------
$25 PAR PREFERRED SECURITIES (CONTINUED)

                WIRELESS TELECOMMUNICATION SERVICES - 0.9%
      230,199   United States Cellular Corp.....................................       7.25%      12/01/63   $    6,132,501
      811,426   United States Cellular Corp.....................................       7.25%      12/01/64       21,754,331
                                                                                                             --------------
                                                                                                                 27,886,832
                                                                                                             --------------
                TOTAL $25 PAR PREFERRED SECURITIES........................................................      907,583,034
                (Cost $886,392,126)                                                                          --------------

$100 PAR PREFERRED SECURITIES - 1.1%

                BANKS - 0.3%
       21,135   Agribank FCB (c) (e)............................................       6.88%         (a)          2,342,022
       13,800   CoBank ACB, Series F (c) (f)....................................       6.25%         (a)          1,490,400
       11,172   CoBank ACB, Series G............................................       6.13%         (a)          1,142,476
       12,197   CoBank ACB, Series H (c)........................................       6.20%         (a)          1,306,985
       34,840   Farm Credit Bank Of Texas (c) (g)...............................       6.75%         (a)          3,841,110
                                                                                                             --------------
                                                                                                                 10,122,993
                                                                                                             --------------
                CONSUMER FINANCE - 0.8%
      346,818   SLM Corp., Series B, 3 Mo. LIBOR + 1.70% (b)....................       3.02%         (a)         23,347,788
                                                                                                             --------------
                TOTAL $100 PAR PREFERRED SECURITIES.......................................................       33,470,781
                (Cost $27,968,764)                                                                           --------------

$1,000 PAR PREFERRED SECURITIES - 2.5%

                BANKS - 1.0%
       20,000   Farm Credit Bank Of Texas, Series 1  (g)........................      10.00%         (a)         24,450,000
        4,556   Sovereign Real Estate Investment Trust  (g).....................      12.00%         (a)          5,712,085
                                                                                                             --------------
                                                                                                                 30,162,085
                                                                                                             --------------
                CONSUMER FINANCE - 0.1%
        2,500   Compeer Financial ACA (c) (g)...................................       6.75%         (a)          2,672,812
                                                                                                             --------------
                DIVERSIFIED FINANCIAL SERVICES - 0.3%
       10,000   Kinder Morgan GP, Inc., 3 Mo. LIBOR + 3.90% (b) (g).............       5.21%      08/18/57        9,394,375
                                                                                                             --------------
                INSURANCE - 1.1%
       33,450   XLIT Ltd., Series D, 3 Mo. LIBOR + 3.12% (b)....................       4.48%         (a)         31,923,844
                                                                                                             --------------
                TOTAL $1,000 PAR PREFERRED SECURITIES.....................................................       74,153,116
                (Cost $70,522,223)                                                                           --------------

     PAR                                                                              STATED       STATED
   AMOUNT                                 DESCRIPTION                                  RATE       MATURITY       VALUE
-------------   ----------------------------------------------------------------  -------------  ----------  --------------
CAPITAL PREFERRED SECURITIES - 65.0%

                AUTOMOBILES - 0.9%
$  26,300,000   General Motors Financial Co., Inc., Series A (c)................       5.75%         (a)         27,549,250
                                                                                                             --------------
                BANKS - 33.6%
   15,364,000   Australia & New Zealand Banking Group Ltd. (c) (f) (h)..........       6.75%         (a)         17,690,110
   22,000,000   Banco Bilbao Vizcaya Argentaria S.A. (c) (h)....................       9.00%         (a)         22,773,630
    1,000,000   Banco do Brasil S.A. (c) (f) (h)................................       9.00%         (a)          1,100,000
   10,600,000   Banco Mercantil del Norte S.A. (c) (f) (h)......................       5.75%      10/04/31       10,812,000
    4,900,000   Banco Mercantil del Norte S.A. (c) (f) (h)......................       6.88%         (a)          5,157,250
    8,500,000   Banco Mercantil del Norte S.A. (c) (f) (h)......................       7.63%         (a)          9,265,000
   13,800,000   Banco Santander S.A. (c) (h)....................................       6.38%         (a)         14,383,740
    6,725,000   Bank of America Corp., Series AA (c)............................       6.10%         (a)          7,515,187
   17,000,000   Bank of America Corp., Series DD (c)............................       6.30%         (a)         19,410,260
   10,000,000   Bank of America Corp., Series K (c).............................       8.00%         (a)         10,137,500
   14,902,000   Bank of America Corp., Series M (c).............................       8.13%         (a)         15,391,531
    8,000,000   Bank of America Corp., Series X (c).............................       6.25%         (a)          8,920,000


Page 14                 See Notes to Financial Statements


FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017


     PAR                                                                              STATED       STATED
   AMOUNT                                 DESCRIPTION                                  RATE       MATURITY       VALUE
-------------   ----------------------------------------------------------------  -------------  ----------  --------------
CAPITAL PREFERRED SECURITIES (CONTINUED)

                BANKS (CONTINUED)
$  20,000,000   Bank of America Corp., Series Z (c).............................       6.50%         (a)     $   22,900,000
   44,000,000   Barclays PLC (c) (h)............................................       7.88%         (a)         49,151,784
   13,400,000   Barclays PLC (c) (h)............................................       8.25%         (a)         14,265,439
          566   Barclays PLC (c) (h)............................................       6.63%         (a)                593
   10,000,000   BNP Paribas S.A. (c) (f) (h)....................................       6.75%         (a)         10,962,500
   25,000,000   BNP Paribas S.A. (c) (f) (h)....................................       7.63%         (a)         28,093,750
   10,498,000   BPCE S.A. (c) (f)...............................................      12.50%         (a)         12,407,376
    5,797,000   BPCE S.A. (c)...................................................      12.50%         (a)          6,851,358
    1,986,000   Citigroup, Inc. (c).............................................       5.95%         (a)          2,166,230
   15,286,000   Citigroup, Inc., Series O (c)...................................       5.88%         (a)         16,022,021
    9,000,000   Citigroup, Inc., Series P (c)...................................       5.95%         (a)          9,858,240
    4,000,000   Citigroup, Inc., Series Q (c)...................................       5.95%         (a)          4,228,220
   10,000,000   Citigroup, Inc., Series R (c)...................................       6.13%         (a)         10,737,500
   14,000,000   Citigroup, Inc., Series T (c)...................................       6.25%         (a)         15,960,000
    2,616,000   Citizens Financial Group, Inc. (c)..............................       5.50%         (a)          2,746,800
   18,200,000   CoBank ACB, Series I (c)........................................       6.25%         (a)         20,043,332
    6,621,000   Cooperatieve Rabobank UA (c) (f)................................      11.00%         (a)          7,539,664
    6,850,000   Cooperatieve Rabobank UA (c)....................................      11.00%         (a)          7,800,437
   30,800,000   Credit Agricole S.A. (c) (f) (h)................................       7.88%         (a)         35,133,221
   36,000,000   Credit Agricole S.A. (c) (f) (h)................................       8.13%         (a)         43,401,132
    6,000,000   Credit Agricole S.A. (c)........................................       8.38%         (a)          6,660,000
   14,651,000   Credit Agricole S.A. (c) (f)....................................       8.38%         (a)         16,262,610
    9,535,000   Danske Bank A/S (c) (h).........................................       6.13%         (a)         10,366,709
    5,000,000   Dresdner Funding Trust I........................................       8.15%      06/30/31        6,531,310
   20,000,000   Fifth Third Bancorp (c).........................................       5.10%         (a)         20,500,000
    2,000,000   HBOS Capital Funding L.P........................................       6.85%         (a)          2,056,500
   21,359,000   HSBC Holdings PLC (c) (h).......................................       6.38%         (a)         23,414,804
   19,500,000   ING Groep N.V. (c) (h)..........................................       6.88%         (a)         21,772,569
    3,150,000   ING Groep N.V. (c) (h)..........................................       6.50%         (a)          3,465,315
   36,325,000   Intesa Sanpaolo S.p.A. (c) (f) (h)..............................       7.70%         (a)         39,866,687
   20,145,000   JPMorgan Chase & Co., Series 1 (c)..............................       7.90%         (a)         20,683,879
    7,663,000   JPMorgan Chase & Co., Series S (c)..............................       6.75%         (a)          8,793,292
    2,000,000   JPMorgan Chase & Co., Series U (c)..............................       6.13%         (a)          2,222,500
    5,270,000   JPMorgan Chase & Co., Series X (c)..............................       6.10%         (a)          5,882,638
    4,100,000   Lloyds Bank PLC (c) (f).........................................      12.00%         (a)          5,553,106
    8,088,000   Lloyds Bank PLC (c).............................................      12.00%         (a)         10,954,517
   18,500,000   Lloyds Banking Group PLC (c) (h)................................       7.50%         (a)         21,159,375
    6,084,000   Macquarie Bank Ltd./London (c) (f) (h)..........................       6.13%         (a)          6,412,536
    5,859,000   PNC Financial Services Group, Inc. (c)..........................       6.75%         (a)          6,598,699
    8,310,000   Royal Bank Of Scotland Group PLC (c) (h)........................       7.50%         (a)          8,924,940
    1,000,000   Royal Bank Of Scotland Group PLC (c)............................       7.65%         (a)          1,285,000
   29,000,000   Royal Bank Of Scotland Group PLC (c) (h)........................       8.00%         (a)         33,225,300
   33,750,000   Royal Bank Of Scotland Group PLC (c) (h)........................       8.63%         (a)         38,302,875
   13,000,000   Societe Generale S.A. (c) (h)...................................       8.25%         (a)         13,788,125
   27,200,000   Societe Generale S.A. (c) (f) (h)...............................       7.38%         (a)         30,056,000
   20,000,000   Societe Generale S.A. (c) (h)...................................       7.88%         (a)         22,725,000
   13,000,000   Societe Generale S.A. (c) (f) (h)...............................       7.88%         (a)         14,771,250
   13,100,000   Standard Chartered PLC (c)......................................       7.01%         (a)         15,444,900
   11,000,000   Standard Chartered PLC (c) (f) (h)..............................       7.50%         (a)         12,093,950
   15,000,000   Standard Chartered PLC (c) (f) (h)..............................       7.75%         (a)         16,671,000
   10,000,000   Sun Trust Banks, Inc., Series G (c).............................       5.05%         (a)         10,312,500
   17,000,000   UniCredit S.p.A. (c) (f)........................................       5.86%      06/19/32       18,193,740
   21,000,000   UniCredit S.p.A. (c) (h)........................................       8.00%         (a)         23,295,174


                        See Notes to Financial Statements                Page 15


FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017


     PAR                                                                              STATED       STATED
   AMOUNT                                 DESCRIPTION                                  RATE       MATURITY       VALUE
-------------   ----------------------------------------------------------------  -------------  ----------  --------------
CAPITAL PREFERRED SECURITIES (CONTINUED)

                BANKS (CONTINUED)
$  34,253,000   Wells Fargo & Co., Series K (c).................................       7.98%         (a)     $   34,991,152
   11,000,000   Wells Fargo & Co., Series U (c).................................       5.88%         (a)         12,311,750
    7,000,000   Zions Bancorporation, Series J (c)..............................       7.20%         (a)          7,997,500
                                                                                                             --------------
                                                                                                              1,016,373,007
                                                                                                             --------------
                CAPITAL MARKETS - 3.8%
    6,879,000   Aberdeen Asset Management PLC...................................       7.00%         (a)          7,005,250
    6,000,000   Charles Schwab Corp. (c)........................................       5.00%         (a)          6,075,000
   30,350,000   Credit Suisse Group AG (c) (f) (h)..............................       7.50%         (a)         35,353,926
   19,564,000   E*Trade Financial Corp., Series A (c)...........................       5.88%         (a)         20,933,480
    7,500,000   Goldman Sachs Group, Inc., Series L (c).........................       5.70%         (a)          7,753,125
    3,280,000   Goldman Sachs Group, Inc., Series M (c).........................       5.38%         (a)          3,407,100
    3,000,000   Natixis S.A. (c) (f)............................................      10.00%         (a)          3,112,500
    1,000,000   Natixis S.A. (c)................................................      10.00%         (a)          1,037,500
   10,000,000   UBS Group AG (c) (h)............................................       7.00%         (a)         11,478,650
    7,000,000   UBS Group AG (c) (h)............................................       7.13%         (a)          7,555,730
    3,000,000   UBS Group AG (c) (h)............................................       6.88%         (a)          3,276,546
    6,500,000   UBS Group AG (c) (h)............................................       6.88%         (a)          7,310,414
                                                                                                             --------------
                                                                                                                114,299,221
                                                                                                             --------------
                CONSUMER FINANCE - 0.7%
    2,591,000   American Express Co., Series C (c)..............................       4.90%         (a)          2,662,253
   19,150,000   Discover Financial Services, Series C (c).......................       5.50%         (a)         19,556,937
                                                                                                             --------------
                                                                                                                 22,219,190
                                                                                                             --------------
                DIVERSIFIED FINANCIAL SERVICES - 0.5%
   13,971,000   Voya Financial, Inc. (c)........................................       5.65%      05/15/53       14,774,332
                                                                                                             --------------
                DIVERSIFIED TELECOMMUNICATION SERVICES - 1.0%
   14,310,000   Koninklijke KPN N.V. (c)........................................       7.00%      03/28/73       16,276,909
   11,882,000   Koninklijke KPN N.V. (c) (f)....................................       7.00%      03/28/73       13,515,181
                                                                                                             --------------
                                                                                                                 29,792,090
                                                                                                             --------------
                ELECTRIC UTILITIES - 5.1%
   46,700,000   Emera, Inc., Series 16-A (c)....................................       6.75%      06/15/76       53,709,670
   40,575,000   Enel S.p.A. (c) (f).............................................       8.75%      09/24/73       50,211,563
   11,900,000   Nextera Energy Capital Holdings, Inc., Series D,
                   3 Mo. LIBOR + 3.35% (b)......................................       4.66%      09/01/67       11,915,488
   23,893,000   PPL Capital Funding, Inc., Series A, 3 Mo. LIBOR + 2.67% (b)....       4.00%      03/30/67       23,694,688
   14,345,000   Southern (The) Co., Series B (c)................................       5.50%      03/15/57       15,275,444
      359,000   Southern California Edison Co., Series E (c)....................       6.25%         (a)            405,221
                                                                                                             --------------
                                                                                                                155,212,074
                                                                                                             --------------
                FOOD PRODUCTS - 2.4%
    7,700,000   Dairy Farmers of America, Inc. (g)..............................       7.13%         (a)          8,614,375
   17,854,000   Land O'Lakes Capital Trust I  (g)...............................       7.45%      03/15/28       20,978,450
    8,800,000   Land O'Lakes, Inc. (f)..........................................       7.25%         (a)          9,526,000
   31,000,000   Land O'Lakes, Inc. (f)..........................................       8.00%         (a)         34,565,000
                                                                                                             --------------
                                                                                                                 73,683,825
                                                                                                             --------------
                INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS - 0.4%
   10,750,000   AES Gener S.A. (c)..............................................       8.38%      12/18/73       11,418,328
    1,500,000   AES Gener S.A. (c) (f)..........................................       8.38%      12/18/73        1,593,255
                                                                                                             --------------
                                                                                                                 13,011,583
                                                                                                             --------------
                INDUSTRIAL CONGLOMERATES - 0.7%
   20,000,000   General Electric Co., Series D (c)..............................       5.00%         (a)         20,900,000
                                                                                                             --------------


Page 16                 See Notes to Financial Statements


FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017


     PAR                                                                              STATED       STATED
   AMOUNT                                 DESCRIPTION                                  RATE       MATURITY       VALUE
-------------   ----------------------------------------------------------------  -------------  ----------  --------------
CAPITAL PREFERRED SECURITIES (CONTINUED)

                INSURANCE - 7.2%
$   7,800,000   AG Insurance S.A. (c)...........................................       6.75%         (a)     $    8,268,000
   20,470,000   Aquarius & Investments PLC for Swiss Reinsurance Co., Ltd. (c)..       8.25%         (a)         21,458,517
   15,234,000   Assured Guaranty Municipal Holdings, Inc. (c) (f)...............       6.40%      12/15/66       14,929,320
   33,352,000   Catlin Insurance Co., Ltd., 3 Mo. LIBOR + 2.98% (b) (f).........       4.33%         (a)         31,684,400
    1,100,000   Catlin Insurance Co., Ltd., 3 Mo. LIBOR + 2.98% (b).............       4.33%         (a)          1,045,000
      500,000   Cloverie PLC for Zurich Insurance Co., Ltd. (c).................       8.25%         (a)            508,055
    4,200,000   CNP Assurances (c)..............................................       6.88%         (a)          4,504,500
    1,100,000   CNP Assurances (c)..............................................       7.50%         (a)          1,157,475
    5,000,000   Dai-ichi Life Insurance Co., Ltd. (c) (f).......................       4.00%         (a)          4,976,750
   10,700,000   Fortegra Financial Corp. (c) (g)................................       8.50%      10/15/57       10,753,500
    6,201,000   Friends Life Holdings PLC (c)...................................       7.88%         (a)          6,565,637
    5,500,000   Hartford Financial Services Group (The), Inc.,
                   3 Mo. LIBOR + 2.13% (b) (f)..................................       3.54%      02/12/47        5,293,750
    1,000,000   Hartford Financial Services Group, Inc. (c).....................       8.13%      06/15/38        1,037,500
   22,202,000   La Mondiale SAM (c).............................................       7.63%         (a)         23,714,245
    6,128,000   Liberty Mutual Group, Inc. (f)..................................       7.80%      03/15/37        7,782,560
      465,000   Liberty Mutual Group, Inc. (c) (f)..............................      10.75%      06/15/58          773,063
    5,260,000   Liberty Mutual Group, Inc., 3 Mo. LIBOR + 2.91% (b) (f).........       4.23%      03/15/37        5,167,950
    9,000,000   MetLife, Inc. (f)...............................................       9.25%      04/08/38       13,398,750
   17,565,000   Mitsui Sumitomo Insurance Co., Ltd. (c) (f).....................       7.00%      03/15/72       20,197,993
    1,100,000   Nationwide Financial Services, Inc..............................       6.75%      05/15/37        1,234,750
    4,435,000   Prudential Financial, Inc. (c)..................................       5.63%      06/15/43        4,824,171
   15,000,000   QBE Insurance Group, Ltd. (c) (f)...............................       7.50%      11/24/43       17,392,500
   10,506,000   QBE Insurance Group, Ltd. (c)...................................       6.75%      12/02/44       11,937,443
                                                                                                             --------------
                                                                                                                218,605,829
                                                                                                             --------------
                METALS & MINING - 1.9%
    9,500,000   BHP Billiton Finance USA Ltd. (c) (f)...........................       6.25%      10/19/75       10,431,000
   39,773,000   BHP Billiton Finance USA Ltd. (c) (f)...........................       6.75%      10/19/75       46,932,140
                                                                                                             --------------
                                                                                                                 57,363,140
                                                                                                             --------------
                OIL, GAS & CONSUMABLE FUELS - 5.5%
   45,148,441   Enbridge Energy Partners L.P., 3 Mo. LIBOR + 3.80% (b)..........       5.13%      10/01/37       45,148,441
    8,800,000   Enbridge, Inc. (c)..............................................       5.50%      07/15/77        9,086,000
   11,760,000   Enbridge, Inc., Series 16-A (c).................................       6.00%      01/15/77       12,614,246
   29,460,000   Energy Transfer LP, 3 Mo. LIBOR + 3.02% (b).....................       4.39%      11/01/66       26,734,950
   19,339,594   Enterprise Products Operating LLC, Series A,
                   3 Mo. LIBOR + 3.71% (b)......................................       5.08%      08/01/66       19,339,594
   10,500,000   Enterprise Products Operating LLC, Series B (c).................       7.03%      01/15/68       10,552,500
   16,500,000   Transcanada Trust (c)...........................................       5.30%      03/15/77       17,199,187
   23,397,000   Transcanada Trust, Series 16-A (c)..............................       5.88%      08/15/76       25,619,715
                                                                                                             --------------
                                                                                                                166,294,633
                                                                                                             --------------
                TRANSPORTATION INFRASTRUCTURE - 1.3%
   35,025,000   AerCap Global Aviation Trust (c) (f)............................       6.50%      06/15/45       38,352,375
                                                                                                             --------------
                TOTAL CAPITAL PREFERRED SECURITIES..........................................................  1,968,430,549
                (Cost $1,890,526,585)                                                                        --------------

  PRINCIPAL                                                                           STATED       STATED
    VALUE                                 DESCRIPTION                                 COUPON      MATURITY       VALUE
-------------   ----------------------------------------------------------------  -------------  ----------  --------------
CORPORATE BONDS AND NOTES - 0.5%

                INSURANCE - 0.5%
   14,000,000   AmTrust Financial Services, Inc.................................       6.13%      08/15/23       13,930,000
                (Cost $13,961,118)                                                                           --------------


                        See Notes to Financial Statements                Page 17


FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017


                                                        DESCRIPTION                                              VALUE
                ------------------------------------------------------------------------------------------   --------------
                TOTAL INVESTMENTS - 99.1%.................................................................   $2,997,567,480
                (Cost $2,889,370,816) (i)
                NET OTHER ASSETS AND LIABILITIES - 0.9%...................................................       28,515,555
                                                                                                             --------------
                NET ASSETS - 100.0%.......................................................................   $3,026,083,035
                                                                                                             ==============


-----------------------------

(a)   Perpetual maturity.

(b)   Floating or variable rate security.

(c)   Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at October 31, 2017. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.

(d)   Step-up security. A security where the coupon increases or steps up at a predetermined rate.

(e)   Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be illiquid by Stonebridge Advisors LLC, the Fund's sub-advisor (the "Sub-Advisor").

(f)   This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities
      Act of 1933, as amended (the "1933 Act"), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be liquid by the Sub-Advisor.
      Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. At October 31, 2017, securities noted as such amounted to
      $708,123,258 or 23.4% of net assets.

(g)   This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the
      Notes to Financial Statements).

(h)   This security is a contingent convertible capital security which may be subject to conversion into common stock of the issuer under certain circumstances. At October 31, 2017, securities noted as such amounted to
      $667,477,024 or 22.1% of net assets. Of these securities, 3.9% originated in emerging markets, and 96.1% originated in foreign markets.

(i)   Aggregate cost for federal income tax purposes is $2,888,676,694. As of
      October 31, 2017, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $121,597,718 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $12,706,932. The net unrealized appreciation was $108,890,786.

LIBOR - London Interbank Offered Rate

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31,
2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                                                             LEVEL 2           LEVEL 3
                                                          TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                        VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                       10/31/2017          PRICES            INPUTS            INPUTS
                                                     ---------------   ---------------   ---------------   ---------------
$25 Par Preferred Securities:
   Insurance.......................................  $   152,217,978   $  139,955,388    $    12,262,590   $            --
   Multi-Utilities.................................       21,956,726       11,632,686         10,324,040                --
   Other Industry Categories*......................      733,408,330      733,408,330                 --                --
$100 Par Preferred Securities:
   Banks...........................................       10,122,993               --         10,122,993                --
   Consumer Finance................................       23,347,788       23,347,788                 --                --
$1,000 Par Preferred Securities*...................       74,153,116               --         74,153,116                --
Capital Preferred Securities*......................    1,968,430,549               --      1,968,430,549                --
Corporate Bonds and Notes*.........................       13,930,000               --         13,930,000                --
                                                     ---------------   ---------------   ---------------   ---------------
Total Investments..................................  $ 2,997,567,480   $   908,344,192   $ 2,089,223,288   $            --
                                                     ===============   ===============   ===============   ===============


* See the Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at October 31, 2017.

Page 18                 See Notes to Financial Statements


FIRST TRUST INSTITUTIONAL PREFERRED SECURITIES AND INCOME ETF (FPEI)
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2017


     PAR                                                                              STATED       STATED
   AMOUNT                                 DESCRIPTION                                  RATE       MATURITY       VALUE
-------------   ----------------------------------------------------------------  -------------  ----------  --------------
CAPITAL PREFERRED SECURITIES - 97.9%

                AUTOMOBILES - 3.4%
$     800,000   General Motors Financial Co., Inc., Series A (a)................       5.75%         (b)     $      838,000
                                                                                                             --------------
                BANKS - 38.5%
      400,000   Bank of America Corp., Series M (a).............................       8.13%         (b)            413,140
      300,000   Bank of America Corp., Series X (a).............................       6.25%         (b)            334,500
      400,000   Barclays PLC (a) (c)............................................       7.88%         (b)            446,834
      400,000   BNP Paribas S.A. (a) (c) (d)....................................       7.63%         (b)            449,500
      800,000   Citigroup, Inc., Series P (a)...................................       5.95%         (b)            876,288
      200,000   Credit Agricole S.A. (a) (c) (d)................................       7.88%         (b)            228,138
      400,000   Credit Agricole S.A. (a) (c) (d)................................       8.13%         (b)            482,235
      300,000   Fifth Third Bancorp (a).........................................       5.10%         (b)            307,500
      300,000   HSBC Holdings PLC (a) (c).......................................       6.38%         (b)            328,875
      400,000   Intesa Sanpaolo S.p.A. (a) (c) (d)..............................       7.70%         (b)            439,000
      800,000   JPMorgan Chase & Co., Series R (a)..............................       6.00%         (b)            884,000
      500,000   Lloyds Bank PLC (a).............................................      12.00%         (b)            677,208
      400,000   Royal Bank Of Scotland Group PLC (a) (c)........................       8.00%         (b)            458,280
      400,000   Royal Bank Of Scotland Group PLC (a) (c)........................       8.63%         (b)            453,960
      400,000   Societe Generale S.A. (a) (c) (d)...............................       7.88%         (b)            454,500
      300,000   Standard Chartered PLC (a)......................................       7.01%         (b)            353,700
      400,000   Standard Chartered PLC (a) (c) (d)..............................       7.75%         (b)            444,560
      400,000   UniCredit S.p.A. (a) (c)........................................       8.00%         (b)            443,717
      800,000   Wells Fargo & Co., Series U (a).................................       5.88%         (b)            895,400
                                                                                                             --------------
                                                                                                                  9,371,335
                                                                                                             --------------
                CAPITAL MARKETS - 9.9%
       40,000   Charles Schwab (The) Corp., Series F (a)........................       5.00%         (b)             40,500
      500,000   Credit Suisse Group AG (a) (c) (d)..............................       7.50%         (b)            582,437
      500,000   E*Trade Financial Corp., Series A (a)...........................       5.88%         (b)            535,000
      400,000   Goldman Sachs Group (The), Inc., Series M (a)...................       5.38%         (b)            415,500
      800,000   Morgan Stanley, Series J (a)....................................       5.55%         (b)            841,000
                                                                                                             --------------
                                                                                                                  2,414,437
                                                                                                             --------------
                CONSUMER FINANCE - 3.8%
      400,000   American Express Co., Series C (a)..............................       4.90%         (b)            411,000
      500,000   Discover Financial Services, Series C (a).......................       5.50%         (b)            510,625
                                                                                                             --------------
                                                                                                                    921,625
                                                                                                             --------------
                DIVERSIFIED FINANCIAL SERVICES - 2.2%
      500,000   Voya Financial, Inc. (a)........................................       5.65%      05/15/53          528,750
                                                                                                             --------------
                DIVERSIFIED TELECOMMUNICATION SERVICES - 1.9%
      400,000   Koninklijke KPN N.V. (a)........................................       7.00%      03/28/73          454,980
                                                                                                             --------------
                ELECTRIC UTILITIES - 9.6%
      800,000   Emera, Inc., Series 16-A (a)....................................       6.75%      06/15/76          920,080
      800,000   Enel S.p.A. (a) (d).............................................       8.75%      09/24/73          990,000
      400,000   Southern (The) Co., Series B (a)................................       5.50%      03/15/57          425,945
                                                                                                             --------------
                                                                                                                  2,336,025
                                                                                                             --------------
                INDUSTRIAL CONGLOMERATES - 1.7%
      400,000   General Electric Co., Series D (a)..............................       5.00%         (b)            418,000
                                                                                                             --------------
                INSURANCE - 10.6%
      150,000   Assured Guaranty Municipal Holdings, Inc. (a) (d)...............       6.40%      12/15/66          147,000
      500,000   Catlin Insurance Co., Ltd., 3 Mo. LIBOR + 2.98% (d) (e).........       4.33%         (b)            475,000
      550,000   Metlife, Inc....................................................      10.75%      08/01/39          919,875
      900,000   Mitsui Sumitomo Insurance Co., Ltd. (a) (d).....................       7.00%      03/15/72        1,034,910
                                                                                                             --------------
                                                                                                                  2,576,785
                                                                                                             --------------


                        See Notes to Financial Statements                Page 19


FIRST TRUST INSTITUTIONAL PREFERRED SECURITIES AND INCOME ETF (FPEI)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017


     PAR                                                                              STATED       STATED
   AMOUNT                                 DESCRIPTION                                  RATE       MATURITY       VALUE
-------------   ----------------------------------------------------------------  -------------  ----------  --------------
CAPITAL PREFERRED SECURITIES (CONTINUED)

                METALS & MINING - 3.9%
$     800,000   BHP Billiton Finance USA Ltd. (a) (d)...........................       6.75%      10/19/75   $      944,000
                                                                                                             --------------
                OIL, GAS & CONSUMABLE FUELS - 12.4%
      600,000   Enbridge Energy Partners L.P., 3 Mo. LIBOR + 3.80% (e)..........       5.13%      10/01/37          600,000
      900,000   Enbridge, Inc., Series 16-A (a).................................       6.00%      01/15/77          965,376
      500,000   Energy Transfer LP, 3 Mo. LIBOR + 3.02% (e).....................       4.33%      11/01/66          453,750
      900,000   Transcanada Trust, Series 16-A (a)..............................       5.88%      08/15/76          985,500
                                                                                                             --------------
                                                                                                                  3,004,626
                                                                                                             --------------
                TOTAL CAPITAL PREFERRED SECURITIES........................................................       23,808,563
                (Cost $23,590,853)                                                                           --------------

  PRINCIPAL                                                                           STATED       STATED
    VALUE                                 DESCRIPTION                                 COUPON      MATURITY       VALUE
-------------   ----------------------------------------------------------------  -------------  ----------  --------------
CORPORATE BONDS AND NOTES - 0.8%

                INSURANCE - 0.8%
      200,000   AmTrust Financial Services, Inc.................................       6.13%      08/15/23          199,000
                                                                                                             --------------
                (Cost $198,527)

                TOTAL INVESTMENTS - 98.7%.................................................................       24,007,563
                (Cost $23,789,380) (f)
                NET OTHER ASSETS AND LIABILITIES - 1.3%...................................................          305,137
                                                                                                             --------------
                NET ASSETS - 100.0%.......................................................................   $   24,312,700
                                                                                                             ==============


-----------------------------

(a)   Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at October 31, 2017. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.

(b)   Perpetual maturity.

(c)   This security is a contingent convertible capital security which may be subject to conversion into common stock of the issuer under certain circumstances. At October 31, 2017, securities noted as such amounted to
      $5,212,036 or 21.4% of net assets. Of these securities, 0.0% originated in emerging markets, and 100.0% originated in foreign markets.

(d)   This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities
      Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be liquid by Stonebridge Advisors LLC, the Fund's sub-advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. At October 31, 2017, securities noted as such amounted to $6,671,280 or 27.4% of net assets.

(e)   Floating or variable rate security.

(f)   Aggregate cost for federal income tax purposes is $23,773,604. As of
      October 31, 2017, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $269,166 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $35,207. The net unrealized appreciation was $233,959.

LIBOR - London Interbank Offered Rate

Page 20                 See Notes to Financial Statements


FIRST TRUST INSTITUTIONAL PREFERRED SECURITIES AND INCOME ETF (FPEI)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31,
2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                                                             LEVEL 2           LEVEL 3
                                                          TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                        VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                       10/31/2017          PRICES            INPUTS            INPUTS
                                                     ---------------   ---------------   ---------------   ---------------
Capital Preferred Securities*......................  $    23,808,563   $            --   $    23,808,563   $            --
Corporate Bonds and Notes*.........................          199,000                --           199,000                --
                                                     ---------------   ---------------   ---------------   ---------------
Total Investments..................................  $    24,007,563   $            --   $    24,007,563   $            --
                                                     ===============   ===============   ===============   ===============


* See Portfolio of Investments for industry breakdown.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at October 31, 2017.

                        See Notes to Financial Statements                Page 21


FIRST TRUST EXCHANGE-TRADED FUND III
STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 2017


                                                                                                                   FIRST TRUST
                                                                                              FIRST TRUST         INSTITUTIONAL
                                                                                               PREFERRED            PREFERRED
                                                                                               SECURITIES           SECURITIES
                                                                                               AND INCOME           AND INCOME
                                                                                                  ETF                  ETF
                                                                                                 (FPE)                (FPEI)
                                                                                            ----------------     ----------------
ASSETS:
Investments, at value...................................................................    $  2,997,567,480     $     24,007,563
Cash....................................................................................          32,142,515            1,341,433
Receivables:
   Interest.............................................................................          23,879,598              320,043
   Investment securities sold...........................................................          15,859,722                   --
   Capital shares sold..................................................................           4,026,020            1,013,160
   Dividends............................................................................           2,262,150                   --
   Tax reclaims.........................................................................             371,400                5,104
                                                                                            ----------------     ----------------
   Total Assets.........................................................................       3,076,108,885           26,687,303
                                                                                            ----------------     ----------------

LIABILITIES:
Payables:
   Investment securities purchased......................................................          47,928,578            2,359,872
   Investment advisory fees.............................................................           2,097,272               14,731
                                                                                            ----------------     ----------------
   Total Liabilities....................................................................          50,025,850            2,374,603
                                                                                            ----------------     ----------------
NET ASSETS..............................................................................    $  3,026,083,035     $     24,312,700
                                                                                            ================     ================

NET ASSETS CONSIST OF:
Paid-in capital.........................................................................    $  2,927,418,637     $     24,045,762
Par value...............................................................................           1,503,050               12,000
Accumulated net investment income (loss)................................................           1,198,370               47,377
Accumulated net realized gain (loss) on investments.....................................        (12,233,686)             (10,622)
Net unrealized appreciation (depreciation) on investments...............................         108,196,664              218,183
                                                                                            ----------------     ----------------
NET ASSETS..............................................................................    $  3,026,083,035     $     24,312,700
                                                                                            ================     ================
NET ASSET VALUE, per share..............................................................    $          20.13     $          20.26
                                                                                            ================     ================
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share)...............................................         150,305,000            1,200,002
                                                                                            ================     ================
Investments, at cost....................................................................    $  2,889,370,816     $     23,789,380
                                                                                            ================     ================


Page 22                 See Notes to Financial Statements


FIRST TRUST EXCHANGE-TRADED FUND III
STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED OCTOBER 31, 2017


                                                                                                                   FIRST TRUST
                                                                                              FIRST TRUST         INSTITUTIONAL
                                                                                               PREFERRED            PREFERRED
                                                                                               SECURITIES           SECURITIES
                                                                                               AND INCOME           AND INCOME
                                                                                                  ETF                  ETF
                                                                                                 (FPE)                (FPEI)
                                                                                            ----------------     ----------------
INVESTMENT INCOME:
Interest................................................................................    $     78,855,673     $        220,879
Dividends...............................................................................          52,848,998                   --
Foreign tax withholding.................................................................             (79,771)                  --
Other...................................................................................              90,000                   --
                                                                                            ----------------     ----------------
   Total investment income..............................................................         131,714,900              220,879
                                                                                            ----------------     ----------------

EXPENSES:
Investment advisory fees................................................................          17,538,639               32,455
                                                                                            ----------------     ----------------
   Total expenses.......................................................................          17,538,639               32,455
                                                                                            ----------------     ----------------
NET INVESTMENT INCOME (LOSS)............................................................         114,176,261              188,424
                                                                                            ----------------     ----------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments..........................................................................          (4,209,698)             (11,669)
   In-kind redemptions..................................................................             550,220                   --
                                                                                            ----------------     ----------------
Net realized gain (loss)................................................................          (3,659,478)             (11,669)
                                                                                            ----------------     ----------------
Net change in unrealized appreciation (depreciation) on investments.....................          80,709,412              218,183
                                                                                            ----------------     ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS).................................................          77,049,934              206,514
                                                                                            ----------------     ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS......................................................................    $    191,226,195     $        394,938
                                                                                            ================     ================


                        See Notes to Financial Statements                Page 23


FIRST TRUST EXCHANGE-TRADED FUND III
STATEMENTS OF CHANGES IN NET ASSETS


                                                                                                                 FIRST TRUST
                                                                                                                INSTITUTIONAL
                                                                                                                  PREFERRED
                                                                                     FIRST TRUST                  SECURITIES
                                                                                PREFERRED SECURITIES              AND INCOME
                                                                                   AND INCOME ETF                    ETF
                                                                                        (FPE)                       (FPEI)
                                                                         -----------------------------------   ----------------
                                                                               YEAR               YEAR              PERIOD
                                                                              ENDED              ENDED              ENDED
                                                                            10/31/2017         10/31/2016       10/31/2017 (a)
                                                                         ----------------   ----------------   ----------------
OPERATIONS:
Net investment income (loss)...........................................  $    114,176,261   $     50,295,555   $        188,424
Net realized gain (loss)...............................................        (3,659,478)        (1,268,137)           (11,669)
Net change in unrealized appreciation (depreciation)...................        80,709,412         28,313,723            218,183
                                                                         ----------------   ----------------   ----------------
Net increase (decrease) in net assets resulting from operations........       191,226,195         77,341,141            394,938
                                                                         ----------------   ----------------   ----------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..................................................      (114,019,342)       (50,469,633)          (140,000)
Return of capital......................................................          (292,582)          (440,159)                --
                                                                         ----------------   ----------------   ----------------
Total distributions to shareholders....................................      (114,311,924)       (50,909,792)          (140,000)
                                                                         ----------------   ----------------   ----------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold..............................................     1,605,162,501        955,735,609         24,057,762
Cost of shares redeemed................................................       (31,391,795)       (20,474,196)                --
                                                                         ----------------   ----------------   ----------------
Net increase (decrease) in net assets resulting from shareholder
   transactions........................................................     1,573,770,706        935,261,413         24,057,762
                                                                         ----------------   ----------------   ----------------
Total increase (decrease) in net assets................................     1,650,684,977        961,692,762         24,312,700

NET ASSETS:
Beginning of period....................................................     1,375,398,058        413,705,296                 --
                                                                         ----------------   ----------------   ----------------
End of period..........................................................  $  3,026,083,035   $  1,375,398,058   $     24,312,700
                                                                         ================   ================   ================
Accumulated net investment income (loss) at end of period..............  $      1,198,370   $        483,198   $         47,377
                                                                         ================   ================   ================

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period................................        70,655,000         21,805,000                 --
Shares sold............................................................        81,250,000         49,950,000          1,200,002
Shares redeemed........................................................        (1,600,000)        (1,100,000)                --
                                                                         ----------------   ----------------   ----------------
Shares outstanding, end of period......................................       150,305,000         70,655,000          1,200,002
                                                                         ================   ================   ================


(a)   Inception date is August 22, 2017, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

Page 24                 See Notes to Financial Statements


FIRST TRUST EXCHANGE-TRADED FUND III
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST PREFERRED SECURITIES AND INCOME ETF (FPE)


                                                                YEAR ENDED OCTOBER 31,                               PERIOD
                                         --------------------------------------------------------------------        ENDED
                                              2017              2016              2015              2014         10/31/2013 (a)
                                         --------------    --------------    --------------    --------------    --------------
Net asset value, beginning of period       $    19.47        $    18.97        $    19.04        $    18.21        $    19.99
                                           ----------        ----------        ----------        ----------        ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                     1.08              1.12              1.16 (b)          1.10              0.65
Net realized and unrealized gain (loss)          0.66              0.52             (0.10)             0.76             (1.78)
                                           ----------        ----------        ----------        ----------        ----------
Total from investment operations                 1.74              1.64              1.06              1.86             (1.13)
                                           ----------        ----------        ----------        ----------        ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                           (1.08)            (1.13)            (1.13)            (1.03)            (0.62)
Return of capital                               (0.00) (c)        (0.01)               --                --             (0.03)
                                           ----------        ----------        ----------        ----------        ----------
Total distributions                             (1.08)            (1.14)            (1.13)            (1.03)            (0.65)
                                           ----------        ----------        ----------        ----------        ----------
Net asset value, end of period             $    20.13        $    19.47        $    18.97        $    19.04        $    18.21
                                           ==========        ==========        ==========        ==========        ==========
TOTAL RETURN (d)                                 9.24%             8.97%             5.75%            10.42%            (5.74)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)       $3,026,083        $1,375,398        $  413,705        $   86,718        $   64,722
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                    0.85%             0.85%             0.85%             0.85%             0.85% (e)
Ratio of net investment income (loss) to
   average net assets                            5.54%             5.97%             6.15%             6.06%             5.44% (e)
Portfolio turnover rate (f)                        13%               32%               50%               91%               45%


(a)   Inception date is February 11, 2013, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   Based on average shares outstanding.

(c)   Amount is less than $0.01.

(d)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(e)   Annualized.

(f)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

                        See Notes to Financial Statements                Page 25


FIRST TRUST EXCHANGE-TRADED FUND III
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FIRST TRUST INSTITUTIONAL PREFERRED SECURITIES AND INCOME ETF (FPEI)


                                             PERIOD
                                              ENDED
                                          10/31/2017 (a)
                                         --------------
Net asset value, beginning of period       $    20.00
                                           ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                     0.18
Net realized and unrealized gain (loss)          0.22
                                           ----------
Total from investment operations                 0.40
                                           ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                           (0.14)
                                           ----------
Net asset value, end of period             $    20.26
                                           ==========
TOTAL RETURN (b)                                 2.00%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)       $   24,313
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                    0.85% (c)
Ratio of net investment income (loss) to
   average net assets                            4.93% (c)
Portfolio turnover rate (d)                        13%


(a)   Inception date is August 22, 2017, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 26                 See Notes to Financial Statements


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND III
                                OCTOBER 31, 2017

                                1. ORGANIZATION

First Trust Exchange-Traded Fund III (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on January 9,
2008, and is registered with the Securities and Exchange Commission ("SEC")
under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of twelve exchange-traded funds that are offering shares. This report covers the following funds, each a non-diversified series of the Trust:

      First Trust Preferred Securities and Income ETF - (NYSE Arca, Inc. ("NYSE
      Arca") ticker "FPE")
      First Trust Institutional Preferred Securities and Income ETF - (NYSE Arca
      ticker "FPEI")(1)

      (1)   Commenced investment operations on August 22, 2017.

Each fund represents a separate series of shares of beneficial interest in the
Trust (each a "Fund" and collectively, the "Funds"). Each Fund's shares are currently listed and traded on NYSE Arca. Unlike conventional mutual funds, each
Fund issues and redeems shares on a continuous basis, at net asset value
("NAV"), only in large specified blocks consisting of 50,000 shares called a
"Creation Unit." Creation Units are issued and redeemed in-kind for securities in which a Fund invests and, in certain circumstances, for cash. Except when aggregated in Creation Units, the shares are not redeemable securities of a
Fund.

Each Fund is an actively managed exchange-traded fund. The investment objective of each Fund is to seek total return and to provide current income.

Under normal market conditions, FPE seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in preferred securities and income-producing debt securities, including corporate bonds, high-yield securities (commonly referred to as "junk" bonds) and convertible securities.

Under normal market conditions, FPEI seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in institutional preferred securities and income-producing debt securities, including hybrid capital securities, contingent capital securities, U.S. and
non-U.S. corporate bonds and convertible securities.

There can be no assurance that a Fund will achieve its investment objective. The
Funds may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board ("FASB")
Accounting Standards Codification ("ASC") Topic 946, "Financial
Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America
("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

Each Fund's NAV is determined daily as of the close of regular trading on the
New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the
NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. Each Fund's NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued daily at market value or, in absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service, or are determined by the Pricing Committee of the Funds'
investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"),
in accordance with valuation procedures adopted by the Trust's Board of
Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund's investments are valued as follows:

                                                                         Page 27


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND III
                                OCTOBER 31, 2017

      Preferred stocks, real estate investment trust ("REITs") and other equity securities listed on any national or foreign exchange (excluding The
      Nasdaq Stock Market LLC ("Nasdaq") and the London Stock Exchange
      Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and
      AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Bonds, notes, capital preferred securities, and other debt securities are valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the
      Trust's Board of Trustees, which may use the following valuation inputs when available:

      1)    benchmark yields;

      2)    reported trades;

      3)    broker/dealer quotes;

      4)    issuer spreads;

      5)    benchmark securities;

      6)    bids and offers; and

      7)    reference data including market research publications.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination.
      Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

      1)    the credit conditions in the relevant market and changes thereto;

      2)    the liquidity conditions in the relevant market and changes thereto;

      3)    the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);

      4)    issuer-specific conditions (such as significant credit
            deterioration); and

      5)    any other market-based data the Advisor's Pricing Committee considers relevant. In this regard the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of
1933, as amended (the "1933 Act")) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or third-party pricing services;

      6)    relationships among various securities;

      7)    information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9)    the existence of merger proposals or tender offers that might affect the value of the security.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND III
                                OCTOBER 31, 2017

If the securities in question are foreign securities, the following additional information may be considered:

      1)    the value of similar foreign securities traded on other foreign markets;

      2)    ADR trading of similar securities;

      3)    closed-end fund trading of similar securities;

      4)    foreign currency exchange activity;

      5)    the trading prices of financial products that are tied to baskets of foreign securities;

      6)    factors relating to the event that precipitated the pricing problem;

      7)    whether the event is likely to recur; and

      8)    whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o     Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o     Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o     Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little
                  information is released publicly.

            o     Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves
                  observable at commonly quoted intervals, volatilities,
                  prepayment speeds, loss severities, credit risks, and default rates).

            o     Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o     Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2017, is included with each Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.
Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

Distributions received from a Fund's investments in REITs may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs' fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. RESTRICTED SECURITIES

FPE invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of October 31, 2017, FPE held restricted securities as shown in the following table that Stonebridge Advisors LLC ("Stonebridge" or the
"Sub-Advisor") has deemed illiquid pursuant to procedures adopted by the Trust's
Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. FPE does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.

                                                                         Page 29


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND III
                                OCTOBER 31, 2017


                                                            SHARES/                                                    % OF
                                        ACQUISITION           PAR         CURRENT      CARRYING                         NET
SECURITY                                    DATE             AMOUNT        PRICE         COST            VALUE        ASSETS
------------------------------------------------------------------------------------------------------------------------------
Compeer Financial ACA, 6.75%              7/31/15               2,500   $ 1,069.12   $   2,631,250   $   2,672,812      0.09%
Dairy Farmers of America, Inc.,
   7.13%                              9/15/16-10/4/16     $ 7,700,000       111.88       7,898,000       8,614,375      0.28
Farm Credit Bank Of Texas, 6.75%      12/8/15-5/11/17          34,840       110.25       3,613,780       3,841,110      0.13
Farm Credit Bank Of Texas,
   Series 1, 10.00%                    1/30/15-6/5/17          20,000     1,222.50      24,649,650      24,450,000      0.81
Fortegra Financial Corp., 8.50%,
   10/15/57                               10/12/17        $10,700,000       100.50      10,700,000      10,753,500      0.36
Kinder Morgan GP, Inc., 5.33%,
   08/18/57                           3/31/17-10/16/17         10,000       939.44       9,215,000       9,394,375      0.31
Land O'Lakes Capital Trust I,
   7.45%, 3/15/28                      3/2/15-7/7/17      $17,854,000       117.50      19,916,825      20,978,450      0.69
Sovereign Real Estate Investment
   Trust, 12.00%                      5/12/14-3/22/16           4,556     1,253.75       5,906,010       5,712,085      0.19
                                                                                     -------------   -------------   ---------
                                                                                     $  84,530,515   $  86,416,707      2.86%
                                                                                     =============   =============   =========


D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid monthly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, will be distributed at least annually.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or net asset value per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid by each Fund during the fiscal period ended October 31, 2017, was as follows:


                                                                         Distributions       Distributions       Distributions
                                                                           paid from           paid from           paid from
                                                                           Ordinary             Capital            Return of
                                                                            Income               Gains              Capital
                                                                        ---------------     ---------------     ---------------
First Trust Preferred Securities and Income ETF                         $   114,019,342     $            --     $       292,582
First Trust Institutional Preferred Securities and Income ETF                   140,000                  --                  --


The tax character of distributions paid by FPE during the fiscal year ended
October 31, 2016, was as follows:


                                                                         Distributions       Distributions       Distributions
                                                                           paid from           paid from           paid from
                                                                           Ordinary             Capital            Return of
                                                                            Income               Gains              Capital
                                                                        ---------------     ---------------     ---------------
First Trust Preferred Securities and Income ETF                         $    50,469,633     $            --     $       440,159


As of October 31, 2017, the components of distributable earnings on a tax basis for each Fund were as follows:


                                                                                              Accumulated             Net
                                                                          Undistributed       Capital and         Unrealized
                                                                            Ordinary             Other           Appreciation
                                                                             Income           Gain (Loss)       (Depreciation)
                                                                        ---------------     ---------------     ---------------
First Trust Preferred Securities and Income ETF                         $            --     $   (11,729,438)    $   108,890,786
First Trust Institutional Preferred Securities and Income ETF                    28,169              (7,190)            233,959



--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND III
                                OCTOBER 31, 2017

E. INCOME TAXES

Each Fund intends to qualify or continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal
Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders.
Accordingly, no provision has been made for federal and state income taxes.
However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2014,
2015, 2016 and 2017 remain open to federal and state audit for FPE. The taxable year ended 2017 remains open to federal and state audit for FPEI. As of October
31, 2017, management has evaluated the application of these standards to the
Funds, and has determined that no provision for income tax is required in the
Funds' financial statements for uncertain tax positions.

The Funds intend to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains.
The Funds are subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2017, the
Funds had non-expiring capital loss carryforwards for federal income tax purposes as follows:


                                                                          Non-Expiring
                                                                          Capital Loss
                                                                            Available
                                                                        ---------------
First Trust Preferred Securities and Income ETF                         $    11,729,438
First Trust Institutional Preferred Securities and Income ETF                     7,190


In order to present paid-in capital, accumulated net investment income (loss), and accumulated net realized gain (loss) on investments on the Statements of
Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income
(loss), and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal period ended October 31, 2017, the adjustments for each Fund were as follows:


                                                                                              Accumulated
                                                                         Accumulated Net     Net Realized
                                                                           Investment       Gain (Loss) on          Paid-in
                                                                          Income (Loss)       Investments           Capital
                                                                        ---------------     ---------------     ---------------
First Trust Preferred Securities and Income ETF                         $       558,253     $      (789,723)    $       231,470
First Trust Institutional Preferred Securities and Income ETF                    (1,047)              1,047                  --


F. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).

G. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. In part, the new and amended rules and forms amend Regulation S-X and require standardized, enhanced disclosures about derivatives in a fund's financial statements, as well as other amendments. The compliance date for the amendments of Regulations S-X was August 1, 2017 and resulted in additional disclosure for variable interest rate securities within the Portfolio of Investments. The new form types and other rule amendments will be effective for the First Trust funds, including the
Funds, for reporting periods beginning on and after June 1, 2018. Management is evaluating the new form types and other rule amendments that are effective on and after June 1, 2018, to determine the impact to the Funds.

H. NEW ACCOUNTING PRONOUNCEMENT

In December 2016, FASB released Accounting Standards Update ("ASU") 2016-19 that makes technical changes to various sections of the ASC, including Topic 820,
Fair Value Measurement. The changes to Topic 820 are intended to clarify the difference between a valuation approach and a valuation technique. The changes to ASC 820-10-50-2 require a reporting entity to disclose, for Level 2 and

                                                                         Page 31


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND III
                                OCTOBER 31, 2017

Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. The changes to Topic
820 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. At this time, management is evaluating the implications of the ASU and has not yet determined its impact on the financial statements and disclosures.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The
Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First
Trust is responsible for the ongoing monitoring of the securities in each Fund's portfolio, managing the Funds' business affairs and providing certain administrative services necessary for the management of the Funds.

Stonebridge, a majority-owned affiliate of First Trust, serves as the Funds'
sub-advisor and manages each Fund's portfolio subject to First Trust's supervision. Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust will supervise Stonebridge and its management of the investment of the Funds' assets and will pay Stonebridge for its services as each Fund's sub-advisor. First Trust and Stonebridge are equally responsible for the Funds' expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a 12b-1 plan, if any, and extraordinary expenses. Each Fund has agreed to pay
First Trust an annual unitary management fee equal to 0.85% of its average daily net assets. Stonebridge receives a sub-advisory fee equal to 0.425% of the average daily net assets of each Fund less Stonebridge's share of each Fund's expenses. The Sub-Advisor's fee is paid by the Advisor out of the Advisor's management fee. First Trust also provides fund reporting services to each Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.

First Trust Capital Partners, LLC ("FTCP"), an affiliate of First Trust, owns, through a wholly-owned subsidiary, a 51% ownership interest in Stonebridge.

The Trust has multiple service agreements with Brown Brothers Harriman & Co.
("BBH"). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BBH is responsible for custody of each Fund's assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of each Fund's securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for each Fund.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund
Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit
Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets.
Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee
Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the period ended October 31, 2017, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:


                                                                           Purchases             Sales
                                                                        ---------------     ---------------
First Trust Preferred Securities and Income ETF                         $ 1,594,461,766     $   254,676,247
First Trust Institutional Preferred Securities and Income ETF                26,516,185           2,713,532



--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND III
                                OCTOBER 31, 2017

For the period ended October 31, 2017, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:


                                                                           Purchases             Sales
                                                                        ---------------     ---------------
First Trust Preferred Securities and Income ETF                         $   236,390,286     $     7,966,580
First Trust Institutional Preferred Securities and Income ETF                        --                  --


                 5. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an
"Authorized Participant"). In order to purchase Creation Units of a Fund, an
Authorized Participant must deposit (i) a designated portfolio of securities and other instruments determined by First Trust (the "Deposit Securities") and generally make or receive a cash payment referred to as the "Cash Component,"
which is an amount equal to the difference between the NAV of the Fund shares
(per Creation Unit aggregations) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the
Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash
Component. If the Cash Component is a negative number (i.e., the NAV per
Creation Unit Aggregation is less than the Deposit Amount), the Authorized
Participant will receive the Cash Component. Authorized Participants purchasing
Creation Units must pay to BBH, as transfer agent, a creation transaction fee
(the "Creation Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in each Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction Fee may increase or decrease as each Fund's portfolio is adjusted to conform to changes in the composition of the securities included in each Fund's portfolio and the countries in which the transactions are settled. The Creation
Transaction Fee is currently $500 for FPE and $500 to $1,500 for FPEI. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When the Funds permit an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

Authorized Participants redeeming Creation Units must pay to BBH, as transfer agent, a redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The
Redemption Transaction Fee may vary and is based on the composition of the securities included in each Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee is currently $500 for
FPE and $500 to $1,500 for FPEI. The Funds reserve the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, each Fund may, in its discretion, reject any such request.

                               6. LINE OF CREDIT

First Trust Preferred Securities and Income ETF, along with First Trust Series
Fund and First Trust Exchange-Traded Fund IV entered into a $220 million Credit
Agreement with The Bank of Nova Scotia ("Scotia") as administrative agent for a group of lenders. Scotia charges a commitment fee of 0.25% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans and an agency fee. Prior to March 9, 2017, the commitment was $180 million. Prior to December 16, 2016, the commitment amount was $140 million.
First Trust allocates the commitment fee and agency fee amongst the funds that have access to the credit line. To the extent that a fund accesses the credit line, there would also be an interest fee charged. The Funds did not have any borrowings outstanding during the period ended October 31, 2017.

                              7. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule
12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the
Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are
Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before February 28, 2019, and
August 14, 2019, for FPE and FPEI, respectively.

                                                                         Page 33


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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                      FIRST TRUST EXCHANGE-TRADED FUND III
                                OCTOBER 31, 2017

                               8. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Funds through the date the financial statements were issued and has determined that there was the following subsequent event:

On November 2, 2017, First Trust Municipal High Income ETF, an additional series of the Trust, began trading under the ticker symbol FMHI on Nasdaq.


--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF FIRST TRUST PREFERRED SECURITIES
AND INCOME ETF AND FIRST TRUST INSTITUTIONAL PREFERRED SECURITIES AND INCOME
ETF:

We have audited the accompanying statements of assets and liabilities of First
Trust Preferred Securities and Income ETF and First Trust Institutional
Preferred Securities and Income ETF (the "Funds"), each a series of the First
Trust Exchange-Traded Fund III, including the portfolios of investments, as of
October 31, 2017, and the related statements of operations and changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds'
management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the Funds'
custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of First
Trust Preferred Securities and Income ETF and First Trust Institutional
Preferred Securities and Income ETF as of October 31, 2017, the results of their operations and changes in their net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 21, 2017

                                                                         Page 35

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ADDITIONAL INFORMATION
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                      FIRST TRUST EXCHANGE-TRADED FUND III
                          OCTOBER 31, 2017 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how a Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund's website located at http://www.ftportfolios.com; and (3) on the
Securities and Exchange Commission's ("SEC") website located at
http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Qs are available (1) by calling (800) 988-5891; (2) on each Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov;
and (4) for review and copying at the SEC's Public Reference Room ("PRR") in
Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                            FEDERAL TAX INFORMATION

For the taxable year ended October 31, 2017, the following percentages of income dividend paid by the Funds qualify for the dividends received deduction available to corporations and are hereby designated as qualified dividend income:


                                                                      Dividends Received    Qualified Dividend
                                                                           Deduction              Income
                                                                        ---------------       ---------------
First Trust Preferred Securities and Income ETF                              33.12%                63.99%
First Trust Institutional Preferred Securities and Income ETF                17.49%                79.47%


                              RISK CONSIDERATIONS

You could lose money by investing in the Funds. An investment in the Funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other governmental agency. There can be no assurance that a Fund's investment objective will be achieved.

CALL RISK. If an issuer calls higher-yielding debt instruments held by a Fund, performance could be adversely impacted. During periods of falling interest rates, issuers of callable securities may call (redeem) securities with higher coupon rates or interest rates before their maturity dates. The Fund would then lose any price appreciation above the bond's call price and would be forced to reinvest the unanticipated proceeds at lower interest rates.

CASH TRANSACTIONS RISK. The Funds may under certain circumstances effect a portion of creations and redemptions for cash, rather than in-kind securities.
As a result, an investment in a Fund may be less tax-efficient than an investment in an ETF that effects its creations and redemption for in-kind securities. Because a Fund may effect a portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of shares may result in capital gains or losses, and may also result in higher brokerage costs.

CONCENTRATION RISK. A fund concentrated in a single industry or sector is likely to present more risks than a fund that is broadly diversified over several industries or sectors. Compared to the broad market, an individual industry or sector may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock, or regulatory changes.

CONTINGENT CONVERTIBLE SECURITIES RISK. Contingent convertible securities
("CoCos") may provide for mandatory conversion into common stock of the issuer under certain circumstances. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. In addition, some such instruments have a set stock conversion rate that would cause a reduction in value of the security if the price of the stock is below the conversion price on the conversion date. CoCos may be considered to be high-yield securities (a.k.a.
"junk" bonds) and, to the extent a CoCo held by a Fund undergoes a write down, a
Fund may lose some or all of its original investment in the CoCo. Performance of a CoCo issuer may, in general, be correlated with the performance of other CoCo issuers. As a result, negative information regarding one CoCo issuer may cause a decline in value of other CoCo issuers. Subordinate securities such as CoCos are more likely to experience credit loss than non-subordinate securities of the same issuer - even if the CoCos do not convert to equity securities. Any losses incurred by subordinate securities, such as CoCos, are likely to be proportionately greater than non-subordinate securities and any recovery of principal and interest of subordinate securities may take more time. As a result, any perceived decline in creditworthiness of a CoCo issuer is likely to have a greater impact on the CoCo, as a subordinate security.


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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND III
                          OCTOBER 31, 2017 (UNAUDITED)

CONVERTIBLE SECURITIES RISK. Convertible securities have characteristics of both equity and debt securities and, as a result, are exposed to certain additional risks. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security's market value also tends to reflect the market price of the common stock of the issuing company.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments. Credit risk may be heightened if a Fund invests in "high yield" or "junk" debt; such securities, while generally offering higher yields than investment grade debt with similar maturities, involve greater risks, including the possibility of dividend or interest deferral, default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer's capacity to pay dividends or interest and repay principal.

CURRENCY EXCHANGE RATE RISK. Each Fund may hold investments that are denominated in non-U.S. currencies, or in securities that provide exposure to such currencies, currency exchange rates or interest rates denominated in such currencies. Changes in currency exchange rates and the relative value of
non-U.S. currencies will affect the value of a Fund's investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in a Fund may change quickly and without warning and you may lose money.

CYBER SECURITY RISK. As the use of Internet technology has become more prevalent in the course of business, the Funds have become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss.

DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying securities in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the securities into depositary receipts and vice versa. Such restrictions may cause the securities of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

FINANCIAL COMPANIES RISK. Financial companies are especially subject to the adverse effects of economic recession, currency exchange rates, government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business.

FLOATING RATE AND FIXED-TO-FLOATING RATE SECURITIES RISK. The market value of floating rate securities is a reflection of discounted expected cash flows based on expectations for future interest rate resets. The market value of such securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the reset.

HIGH YIELD SECURITIES RISK. High yield securities are subject to greater market fluctuations and risk of loss than securities with higher ratings. These securities are issued by companies that may have limited operating history, narrowly focused operations, and/or other impediments to the timely payment of periodic interest and principal at maturity. If the economy slows down or dips into recession, the issuers of high yield securities may not have sufficient resources to continue making timely payment of periodic interest and principal at maturity. The market for high yield securities is smaller and less liquid than that for investment grade securities. High yield securities are generally not listed on a national securities exchange but trade in the over-the-counter markets. Due to the smaller, less liquid market for high yield securities, the bid-offer spread on such securities is generally greater than it is for investment grade securities and the purchase or sale of such securities may take longer to complete.

HYBRID CAPITAL SECURITIES RISK. A hybrid capital security may exhibit characteristics akin to both an equity or debt security or other evidence of indebtedness on which the value of the interest, or principal of which, is determined by reference to changes in the value of a reference instrument or financial strength of a reference entity (e.g., a security or other financial instrument, asset, currency or interest rate). The price of a hybrid capital security and any applicable reference instrument may not move in the same direction or at the same time. An investment in a hybrid capital security may entail significant risks not associated with a similar investment in a traditional equity security.

ILLIQUID SECURITIES RISK. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by a Fund or at prices approximately the value at which a Fund is carrying the securities on its books.

                                                                         Page 37

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ADDITIONAL INFORMATION (CONTINUED)
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                      FIRST TRUST EXCHANGE-TRADED FUND III
                          OCTOBER 31, 2017 (UNAUDITED)

INCOME RISK. If interest rates fall, the income from a Fund's portfolio will decline as a Fund invests the proceeds from new share sales, or from matured or called debt securities, at interest rates that are below a portfolio's current earnings rate.

INTEREST RATE RISK. If interest rates rise, the prices of the fixed-rate instruments held by a Fund may fall.

MANAGEMENT RISK. Each Fund is subject to management risk because it is an actively managed portfolio. In managing a Fund's investment portfolio, the sub-advisor will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a Fund will meet its investment objective.

MARKET RISK. Market risk is the risk that a particular security owned by a Fund or shares of a Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall securities values could decline generally or could underperform other investments.

NEW FUND RISK. FPEI currently has fewer assets than larger funds, and like other new funds, large inflows and outflows may impact the Fund's market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected. Also, during the initial invest-up period, the Fund may depart from its principal investment strategies and invest a larger amount or all of its assets in cash equivalents or it may hold cash.

NON-DIVERSIFICATION RISK. Each Fund is classified as "non-diversified" under the
1940 Act. As a result, each Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. Each Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, a Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly concentrated in certain issuers.

NON-U.S. SECURITIES RISK. Each Fund may invest in securities of non-U.S.
issuers. Such securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments, restrictions on foreign investment or exchange of securities, lack of liquidity, currency exchange rates, excessive taxation, government seizure of assets, different legal or accounting standards, and less government supervision and regulation of exchanges in foreign countries.

PREFERRED SECURITIES RISK. Preferred Securities combine some of the characteristics of both common stocks and bonds. Preferred Securities are typically subordinated to bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments. Preferred
Securities are also subject to credit risk, interest rate risk and income risk.

REIT RISK. Investing in REITs involves risks related to their structure and focus, which include, but are not limited to, dependency upon management skills, limited diversification, the risks of locating and managing financing for projects, heavy cash flow dependency, possible default by borrowers, the costs and potential losses of self-liquidation of one or more holdings, the risk of a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages, changes in neighborhood values and appeal to purchases, the possibility of failing to maintain exemptions from registration under the 1940 Act and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility. Fund shareholders indirectly pay REIT fees and expenses.


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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND III
                          OCTOBER 31, 2017 (UNAUDITED)

                      ADVISORY AND SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING CONTINUATION OF INVESTMENT MANAGEMENT AGREEMENT
AND INVESTMENT SUB-ADVISORY AGREEMENT

The Board of Trustees of First Trust Exchange-Traded Fund III (the "Trust"),
including the Independent Trustees, unanimously approved the continuation of the
Investment Management Agreement (the "Advisory Agreement") with First Trust
Advisors L.P. (the "Advisor" or "First Trust") on behalf of the First Trust
Preferred Securities and Income ETF (the "Fund") and the Investment Sub-Advisory
Agreement (the "Sub-Advisory Agreement" and together with the Advisory
Agreement, the "Agreements") among the Trust on behalf of the Fund, the Advisor and Stonebridge Advisors LLC (the "Sub-Advisor"). The Board approved the continuation of the Agreements for a one-year period ending June 30, 2018 at a meeting held on June 12, 2017. The Board determined that the continuation of the
Agreements is in the best interests of the Fund in light of the extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the
Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 24, 2017 and June 12, 2017, the
Board, including the Independent Trustees, reviewed materials provided by the
Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds
(all of which were index-based exchange-traded funds ("ETFs")) compiled by
Management Practice, Inc. ("MPI"), an independent source (the "MPI Peer Group"), and as compared to fees charged to other clients of the Advisor, including other
ETFs managed by the Advisor; the sub-advisory fee rate as compared to fees charged to other clients of the Sub-Advisor; expenses of the Fund as compared to expense ratios of the funds in the MPI Peer Group; performance information for the Fund; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall-out benefits to the Advisor and its affiliates, First
Trust Portfolios L.P. ("FTP") and First Trust Capital Partners, LLC ("FTCP"),
and the Sub-Advisor; and information on the Advisor's and the Sub-Advisor's compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 24, 2017, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent
Trustees and independent legal counsel held prior to the June 12, 2017 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from the Fund's perspective as well as from the perspective of the Fund's shareholders. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the
Fund's unitary fee.

In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the
Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the
Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted
that the Advisor oversees the Sub-Advisor's day-to-day management of the Fund's investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's, the Sub-Advisor's and the Fund's compliance with the 1940 Act, as well as the Fund's compliance with its investment objective and policies. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the April 24, 2017 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory
Agreement, the Board noted that the Fund is an actively-managed ETF and the
Sub-Advisor actively manages the Fund's investments. The Board reviewed the materials provided by the Sub-Advisor and considered the services that the
Sub-Advisor provides to the Fund, including the Sub-Advisor's day-to-day management of the Fund's investments. In considering the Sub-Advisor's management of the Fund, the Board noted the background and experience of the
Sub-Advisor's portfolio management team and the Board's prior meetings with members of the portfolio management team. In light of the information presented

                                                                         Page 39

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND III
                          OCTOBER 31, 2017 (UNAUDITED)

and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with the Fund's investment objective and policies.

The Board considered the unitary fee rate payable by the Fund under the Advisory
Agreement for the services provided. The Board noted that the sub-advisory fee is paid by the Advisor from the unitary fee. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund's expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees (if any), but excluding interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the MPI Peer Group, as well as advisory fee rates charged by the
Advisor and the Sub-Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund's MPI Peer Group included peer funds that pay a unitary fee and because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee for the Fund was above the median total (net) expense ratio of the peer funds in the MPI Peer
Group. With respect to the MPI Peer Group, the Board discussed with representatives of the Advisor how the MPI Peer Group was assembled, limitations in creating peer groups for actively-managed ETFs, including that there were no other actively-managed ETFs investing primarily in preferred securities and that all of the peer funds were index-based ETFs, and different business models that may affect the pricing of services among ETF sponsors. The Board also noted that none of the peer funds employed an advisor/sub-advisor management structure. The
Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability.
In considering the unitary fee rate overall, the Board also considered the
Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's description of its long-term commitment to the Fund.

The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and Sub-Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund's performance. The Board received and reviewed information comparing the Fund's performance for periods ended December 31, 2016 to the performance of the MPI Peer Group and to that of benchmark indexes, including a blended benchmark index. Based on the information provided, the Board noted that the Fund outperformed the MPI Peer Group average for the one- and three-year periods ended December 31, 2016. The Board also noted that the Fund outperformed the blended benchmark index for the one- and three-year periods ended December 31, 2016.

On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to the Fund under the
Agreements.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor's statement that it expects its expenses to increase over the next twelve months as the Advisor continues to make investments in personnel and infrastructure. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the
Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board considered the revenues and allocated costs
(including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2016 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board noted that FTCP, has an ownership interest in the Sub-Advisor and considered potential fall-out benefits to the
Advisor from such ownership interest. The Board also considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP. The Board considered the Advisor's compensation for fund reporting services provided to the Fund pursuant to a separate Fund Reporting Services Agreement, which is paid from the unitary fee.
The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.


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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND III
                          OCTOBER 31, 2017 (UNAUDITED)

The Board considered the Sub-Advisor's expenses in providing investment services to the Fund and noted the Sub-Advisor's recent hiring of additional personnel to work on the Fund and commitment to add additional resources if assets increase.
The Board did not review the profitability of the Sub-Advisor with respect to the Fund. The Board noted that the Advisor pays the Sub-Advisor from the unitary fee, and its understanding that the Fund's sub-advisory fee rate was the product of an arm's length negotiation. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered fall-out benefits that may be realized by the Sub-Advisor from its relationship with the
Fund, including potential fall-out benefits to the Sub-Advisor from the ownership interest of FTCP in the Sub-Advisor. The Board noted that the
Sub-Advisor does not maintain any soft-dollar arrangements. The Board concluded that the character and amount of potential fall-out benefits to the Sub-Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the
Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Trust and the Fund. No single factor was determinative in the Board's analysis.

                      ADVISORY AND SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT AND
INVESTMENT SUB-ADVISORY AGREEMENT

The Board of Trustees of First Trust Exchange-Traded Fund III (the "Trust"),
including the Independent Trustees, unanimously approved the Investment
Management Agreement (the "Advisory Agreement") with First Trust Advisors L.P.
(the "Advisor"), on behalf of the First Trust Institutional Preferred Securities and Income ETF (the "Fund"), and the Investment Sub-Advisory Agreement (the
"Sub-Advisory Agreement" and together with the Advisory Agreement, the
"Agreements") among the Trust, on behalf of the Fund, the Advisor and
Stonebridge Advisors LLC (the "Sub-Advisor"), for an initial two-year term at a meeting held on June 11-12, 2017. The Board determined that the Agreements are in the best interests of the Fund in light of the extent and quality of the services expected to be provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the
Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreements, the
Independent Trustees received a separate report from each of the Advisor and the
Sub-Advisor in advance of the Board meeting responding to a request for information provided on behalf of the Independent Trustees that, among other things, outlined the services to be provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the proposed unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds (all of which were exchange-traded funds ("ETFs")) compiled by Management Practice, Inc. ("MPI"), an independent source (the "MPI Peer Group"), and as compared to fees charged to other clients of the Advisor, including other ETFs managed by the Advisor, and the
Sub-Advisor; the estimated expenses of the Fund as compared to expense ratios of the funds in the MPI Peer Group; the nature of the expenses to be incurred in providing services to the Fund and the potential for economies of scale, if any;
financial data on the Advisor and the Sub-Advisor; any fall-out benefits to the
Advisor and its affiliate, First Trust Portfolios L.P. ("FTP"), and to the
Sub-Advisor; and information on the Advisor's and the Sub-Advisor's compliance programs. The Independent Trustees also met separately with their independent legal counsel to discuss the information provided by the Advisor and the
Sub-Advisor. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor are reasonable business arrangements from the Fund's perspective as well as from the perspective of the Fund's shareholders.

In evaluating whether to approve the Agreements for the Fund, the Board considered the nature, extent and quality of the services to be provided by the
Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory
Agreement, the Board considered that the Advisor will be responsible for the overall management and administration of the Fund and reviewed all of the services to be provided by the Advisor to the Fund, including oversight of the
Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board considered that the Fund will be an actively-managed ETF not designed to track the performance of an index and will employ an advisor/sub-advisor management structure and considered that the
Advisor manages other ETFs with a similar structure in the First Trust fund complex. The Board noted that the Advisor will oversee the Sub-Advisor's day-to-day management of the Fund's investments, including portfolio risk monitoring and performance review. In reviewing the services to be provided, the
Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's, the
Sub-Advisor's and the Fund's compliance with the 1940 Act, as well as the Fund's compliance with its investment objective and policies. The Board noted that

                                                                         Page 41


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND III
                          OCTOBER 31, 2017 (UNAUDITED)

employees of the Advisor provide management services to other ETFs and to other investment companies in the First Trust fund complex with diligence and care.
With respect to the Sub-Advisory Agreement, the Board reviewed the materials provided by the Sub-Advisor and noted the background and experience of the
Sub-Advisor's portfolio management team and the Sub-Advisor's investment style.
The Board noted that the Sub-Advisor manages other similar funds in the First
Trust fund complex. At the meeting, the Trustees received a presentation from two of the portfolio managers of the Sub-Advisor, and were able to ask questions about the Sub-Advisor and the Sub-Advisor's proposed investment strategies for the Fund. Since the Fund had yet to commence investment operations, the Board could not consider the historical investment performance of the Fund. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services to be provided to the Fund by the Advisor and the Sub-Advisor under the Agreements are expected to be satisfactory.

The Board considered the proposed unitary fee rate payable by the Fund under the
Advisory Agreement for the services to be provided. The Board noted that, under the unitary fee arrangement, the Fund would pay the Advisor a unitary fee equal to an annual rate of 0.85% of its average daily net assets. The Board considered that, from the unitary fee for the Fund, the Advisor would pay the Sub-Advisor a sub-advisory fee equal to 50% of the Fund's unitary fee less 50% of the Fund's expenses. The Board noted that the Advisor would be responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees (if any), but excluding the fee payment under the Advisory Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board received and reviewed information for the Fund showing the advisory or unitary fee rates and expense ratios of the peer funds in the MPI Peer Group, as well as advisory fee rates charged by the Advisor and the Sub-Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund's MPI Peer Group included peer funds that pay a unitary fee and because the Fund will pay a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee for the Fund was above the median total (net) expense ratio of the peer funds in its MPI Peer
Group. With respect to the MPI Peer Group, the Board discussed with representatives of the Advisor how the MPI Peer Group was assembled and the limitations in creating peer groups for actively-managed ETFs, including the limited number of actively-managed ETFs investing in preferred securities, that there are no actively-managed ETFs with a primary focus on institutional, $1,000 par preferred securities and that three of the five peer funds in the Fund's MPI
Peer Group were index-based ETFs. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability. The Board noted that the Fund's proposed unitary fee rate was the same as that of another actively-managed ETF in the First Trust fund complex that invests in preferred securities and is sub-advised by the Sub-Advisor. In light of the information considered and the nature, extent and quality of the services expected to be provided to the Fund under the Agreements, the Board determined that the proposed unitary fee for the
Fund, including the fee rate to be paid by the Advisor to the Sub-Advisor from the unitary fee, was fair and reasonable.

The Board noted that the proposed unitary fee for the Fund was not structured to pass the benefits of any economies of scale on to shareholders as the Fund's assets grow. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor and the Sub-Advisor, but that the unitary fee structure provides a level of certainty in expenses for the
Fund. The Board noted that the Advisor has continued to invest in personnel and infrastructure for the First Trust fund complex. The Board took the types of costs to be borne by the Advisor in connection with its services to be performed for the Fund under the Advisory Agreement into consideration and noted that the
Advisor was unable to estimate the profitability of the Advisory Agreement for the Fund to the Advisor. The Board also considered the Sub-Advisor's statement that the profitability of the Sub-Advisory Agreement for the Fund to the
Sub-Advisor was not estimable and that the Sub-Advisor would be paid by the
Advisor from the Fund's unitary fee and would also bear a portion of the Fund's expenses. The Board noted its understanding that the sub-advisory fee rate was the product of an arm's length negotiation. The Board considered fall-out benefits described by the Advisor that may be realized from its and FTP's relationship with the Fund and the Advisor's compensation for fund reporting services to be provided to the Fund pursuant to a separate Fund Reporting
Services Agreement, which would be paid from the unitary fee. The Board also considered fall-out benefits described by the Sub-Advisor, noting that the
Sub-Advisor does not utilize soft dollar arrangements as a policy. The Board also considered potential fall-out benefits to the Advisor and the Sub-Advisor from the ownership interest of an affiliate of the Advisor in the Sub-Advisor.
The Board concluded that the character and amount of potential fall-out benefits to the Advisor and the Sub-Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the
Board, including the Independent Trustees, unanimously determined that the terms of the Agreements are fair and reasonable and that the approval of the
Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND III
                          OCTOBER 31, 2017 (UNAUDITED)

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.


                                                                                                   NUMBER OF            OTHER
                                                                                                 PORTFOLIOS IN     TRUSTEESHIPS OR
                                 TERM OF OFFICE                                                 THE FIRST TRUST     DIRECTORSHIPS
       NAME, ADDRESS,            AND YEAR FIRST                                                  FUND COMPLEX      HELD BY TRUSTEE
      DATE OF BIRTH AND            ELECTED OR                 PRINCIPAL OCCUPATIONS               OVERSEEN BY        DURING PAST
   POSITION WITH THE TRUST          APPOINTED                  DURING PAST 5 YEARS                  TRUSTEE            5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee    o Indefinite Term   Physician, Officer, Wheaton Orthopedics;          151        None
c/o First Trust Advisors L.P.                       Limited Partner, Gundersen Real Estate
120 E. Liberty Drive,           o Since Inception   Limited Partnership (June 1992 to
  Suite 400                                         December 2016); Member, Sportsmed LLC
Wheaton, IL 60187                                   (April 2007 to November 2015)
D.O.B.: 04/51

Thomas R. Kadlec, Trustee       o Indefinite Term   President, ADM Investor Services, Inc.            151        Director of ADM
c/o First Trust Advisors L.P.                       (Futures Commission Merchant)                                Investor Services,
120 E. Liberty Drive,           o Since Inception                                                                Inc., ADM
  Suite 400                                                                                                      Investor Services
Wheaton, IL 60187                                                                                                International,
D.O.B.: 11/57                                                                                                    Futures Industry
                                                                                                                 Association, and
                                                                                                                 National Futures
                                                                                                                 Association

Robert F. Keith, Trustee        o Indefinite Term   President, Hibs Enterprises (Financial and        151        Director of Trust
c/o First Trust Advisors L.P.                       Management Consulting)                                       Company of
120 E. Liberty Drive,           o Since Inception                                                                Illinois
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56

Niel B. Nielson, Trustee        o Indefinite Term   Managing Director and Chief Operating             151        Director of
c/o First Trust Advisors L.P.                       Officer (January 2015 to Present), Pelita                    Covenant
120 E. Liberty Drive,           o Since Inception   Harapan Educational Foundation                               Transport, Inc.
  Suite 400                                         (Educational Products and Services);                         (May 2003 to
Wheaton, IL 60187                                   President and Chief Executive Officer                        May 2014)
D.O.B.: 03/54                                       (June 2012 to September 2014), Servant
                                                    Interactive LLC (Educational Products and
                                                    Services); President and Chief Executive
                                                    Officer (June 2012 to September 2014),
                                                    Dew Learning LLC (Educational Products
                                                    and Services); President (June 2002 to June
                                                    2012), Covenant College

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

James A. Bowen(1), Trustee,     o Indefinite  Term  Chief Executive Officer, First Trust              151        None
Chairman of the Board                               Advisors L.P. and First Trust Portfolios L.P.;
120 E. Liberty Drive,           o Since Inception   Chairman of the Board of Directors,
  Suite 400                                         BondWave LLC (Software Development
Wheaton, IL 60187                                   Company) and Stonebridge Advisors LLC
D.O.B.: 09/55                                       (Investment Advisor)


-----------------------------
(1)   Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P.,
      investment advisor of the Trust.

                                                                         Page 43


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND III
                          OCTOBER 31, 2017 (UNAUDITED)


                               POSITION AND             TERM OF OFFICE
    NAME, ADDRESS                OFFICES                AND LENGTH OF                        PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH             WITH TRUST                 SERVICE                            DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                  OFFICERS WHO ARE NOT TRUSTEES(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas          President and Chief          o Indefinite Term      Managing Director and Chief Financial Officer
120 E. Liberty Drive,   Executive Officer                                   (January 2016 to Present), Controller (January 2011
  Suite 400                                          o Since January 2016   to January 2016), Senior Vice President (April 2007
Wheaton, IL 60187                                                           to January 2016), First Trust Advisors L.P. and First
D.O.B.: 01/66                                                               Trust Portfolios L.P.; Chief Financial Officer
                                                                            (January 2016 to Present), BondWave LLC
                                                                            (Software Development Company) and Stonebridge
                                                                            Advisors LLC (Investment Advisor)

Donald P. Swade         Treasurer, Chief Financial   o Indefinite Term      Senior Vice President (July 2016 to Present), Vice
120 E. Liberty Drive,   Officer and Chief                                   President (April 2012 to July 2016), First Trust
  Suite 400             Accounting Officer           o Since January 2016   Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 08/72

W. Scott Jardine        Secretary and Chief          o Indefinite Term      General Counsel, First Trust Advisors L.P. and First
120 E. Liberty Drive,   Legal Officer                                       Trust Portfolios L.P.; Secretary and General
  Suite 400                                          o Since Inception      Counsel, BondWave LLC; Secretary, Stonebridge
Wheaton, IL 60187                                                           Advisors LLC
D.O.B.: 05/60

Daniel J. Lindquist     Vice President               o Indefinite Term      Managing Director, First Trust Advisors L.P. and
120 E. Liberty Drive,                                                       First Trust Portfolios L.P.
  Suite 400                                          o Since Inception
Wheaton, IL 60187
D.O.B: 02/70

Kristi A. Maher         Chief Compliance             o Indefinite Term      Deputy General Counsel, First Trust Advisors L.P.
120 E. Liberty Drive,   Officer and                                         and First Trust Portfolios L.P.
  Suite 400             Assistant Secretary          o Since Inception
Wheaton, IL 60187
D.O.B.: 12/66

Roger F. Testin         Vice President               o Indefinite Term      Senior Vice President, First Trust Advisors L.P.
120 E. Liberty Drive,                                                       and First Trust Portfolios L.P.
  Suite 400                                          o Since Inception
Wheaton, IL 60187
D.O.B.: 06/66

Stan Ueland             Vice President               o Indefinite Term      Senior Vice President, First Trust Advisors L.P.
120 E. Liberty Drive,                                                       and First Trust Portfolios L.P.
  Suite 400                                          o Since Inception
Wheaton, IL 60187
D.O.B.: 11/70


-----------------------------
(2)   The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.


--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND III
                          OCTOBER 31, 2017 (UNAUDITED)

                                 PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o     Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews,
            applications, agreements or other forms;

      o     Information about your transactions with us, our affiliates or others;

      o     Information we receive from your inquiries by mail, e-mail or telephone; and

      o     Information we collect on our website through the use of "cookies".
            For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o     In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o     We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

USE OF WEB ANALYTICS

We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust's website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust's website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually.
We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at
1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust
Advisors).

May 2017

                                                                         Page 45

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

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

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

FIRST TRUST

First Trust Exchange-Traded Fund III

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL  60187

INVESTMENT SUB-ADVISOR
Stonebridge Advisors LLC
10 Westport Road, Suite C101
Wilton, CT 06897

ADMINISTRATOR, CUSTODIAN
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA  02110

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603


[BLANK BACK COVER]


FIRST TRUST

First Trust Exchange-Traded Fund III
--------------------------------------------------------------------------------

First Trust Managed Municipal ETF (FMB)

Annual Report
For the
Year Ended
October 31, 2017


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    FIRST TRUST MANAGED MUNICIPAL ETF (FMB)
                                 ANNUAL REPORT
                                OCTOBER 31, 2017

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First
Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate,"
"estimate," "intend," "expect," "believe," "plan," "may," "should," "would," or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund III (the "Trust") described in this report (First Trust Managed Municipal ETF; hereinafter referred to as the
"Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The
Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional
Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit
http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value, and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund's portfolio and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the
Fund, you may obtain an understanding of how the market environment affected the
Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of a relevant market benchmark.

It is important to keep in mind that the opinions expressed by personnel of the
Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the
Fund are spelled out in its prospectus, statement of additional information, this report, and other Fund regulatory filings.


--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                    FIRST TRUST MANAGED MUNICIPAL ETF (FMB)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                OCTOBER 31, 2017

Dear Shareholders:

Thank you for your investment in First Trust Managed Municipal ETF.

First Trust is pleased to provide you with the annual report which contains detailed information about your investment for the 12 months ended October 31,
2017, including a market overview and a performance analysis for the period. We encourage you to read this report carefully and discuss it with your financial advisor.

The U.S. bull market continued through the November 2016 election and the first nine months of the Trump presidency. During that period, November 8, 2016
(Election Day 2016) through October 31, 2017, the S&P 500(R) Index (the "Index")
posted a total return of 22.73%, according to Bloomberg. Ten of the eleven Index sectors were up on a total return basis as well. Since the beginning of 2017 through October 31, 2017, the Index has closed its trading sessions at all-time highs on 50 occasions. Finally, as of October 31, 2017, the Index has spent the entire year in positive territory. This has only happened in 10 different years over the past seven decades.

The current bull market, as measured from March 9, 2009 through October 31,
2017, is the second longest in history. While we are optimistic about the U.S.
economy, we are also aware that no one can predict the future or know how markets will perform in different economic environments. We believe that one should invest for the long term and be prepared for market volatility by keeping current on your portfolio and investing goals by speaking regularly with your investment professional. It is also important to keep in mind that past performance can never guarantee future results.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value our relationship with you and will continue to focus on bringing the types of investments that we believe can help you reach your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

                                                                          Page 1


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST MANAGED MUNICIPAL ETF (FMB)

The primary investment objective of First Trust Managed Municipal ETF (the
"Fund") is to generate current income that is exempt from regular federal income taxes and its secondary objective is long-term capital appreciation. The Fund lists and principally trades its shares on The Nasdaq Stock Market, LLC under the ticker symbol "FMB." Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets
(including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes. The Fund is non-diversified.


----------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
----------------------------------------------------------------------------------------------------------------------------------
                                                                                          AVERAGE ANNUAL          CUMULATIVE
                                                                                           TOTAL RETURNS         TOTAL RETURNS
                                                                        1 Year Ended    Inception (5/13/14)   Inception (5/13/14)
                                                                          10/31/17          to 10/31/17           to 10/31/17
FUND PERFORMANCE
NAV                                                                         2.59%              4.69%                17.22%
Market Price                                                                2.66%              4.72%                17.35%

INDEX PERFORMANCE
Bloomberg Barclays Municipal 10-Year Revenue Index                          2.32%              3.77%                13.68%
----------------------------------------------------------------------------------------------------------------------------------


Total returns for the periods since inception are calculated from the inception date of the Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total
Returns" represent the total change in value of an investment over the periods indicated.

The Fund's per share net asset value ("NAV") is the value of one share of the
Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the
Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future performance.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST MANAGED MUNICIPAL ETF (FMB)

-----------------------------------------------------------
                                              % OF TOTAL
                                             INVESTMENTS
SECTOR ALLOCATION                          (INCLUDING CASH)
-----------------------------------------------------------
Hospital                                         13.3%
Continuing Care Retirement Communities           12.5
Cash                                              8.4
Education                                         6.2
Higher Education                                  6.1
Government Obligation Bond - Unlimited Tax        5.9
Dedicated Tax                                     5.6
Insured                                           5.4
Special Assessment                                4.2
Water & Sewer                                     4.1
Government Obligation Bond - Limited Tax          3.8
Toll Road                                         3.2
Utility                                           3.0
Certificates of Participation                     2.9
Airport                                           2.5
Gas                                               2.4
Tax Increment                                     2.4
Skilled Nursing                                   1.6
Industrial Development Bond                       1.5
Student Housing                                   1.4
Mass Transit                                      0.8
Pre-refunded/Escrowed-to-maturity                 0.8
Local Housing                                     0.7
Tobacco                                           0.5
Other Health                                      0.5
Port                                              0.1
Stadium                                           0.1
Hotel                                             0.1
                                               -------
     Total                                      100.0%
                                               =======

-----------------------------------------------------------
                                               % OF TOTAL
                                               INVESTMENTS
CREDIT RATING(1)                            (INCLUDING CASH)
-----------------------------------------------------------
AAA                                               5.3%
AA                                               18.5
A                                                28.0
BBB                                              19.5
BB                                                5.2
Not Rated                                        15.1
Cash                                              8.4
                                               -------
     Total                                      100.0%
                                               =======

(1)   The credit quality information presented reflects the ratings assigned by one or more nationally recognized statistical rating organizations
      (NRSROs), including Standard & Poor's Ratings Group, a division of The
      McGraw-Hill Companies, Inc., Moody's Investors Service, Inc., Fitch
      Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and ratings are not equivalent, the highest ratings are used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares.
      Credit ratings are subject to change.

                                                                          Page 3


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST MANAGED MUNICIPAL ETF (FMB)

                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                        MAY 13, 2014 - OCTOBER 31, 2017


            First Trust Managed         Bloomberg Barclays Municipal
               Municipal ETF                10-Year Revenue Index
5/13/14           $10,000                          $10,000
10/31/14           10,353                           10,297
4/30/15            10,585                           10,436
10/31/15           10,732                           10,633
4/30/16            11,222                           11,065
10/31/16           11,427                           11,109
4/30/17            11,324                           11,069
10/31/17           11,722                           11,368


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH OCTOBER 31, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 14, 2014 (commencement of trading) through October 31, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
5/14/14 - 10/31/14           2              10               0             0
11/1/14 - 10/31/15         178              16               0             0
11/1/15 - 10/31/16         200               0               0             0
11/1/16 - 10/31/17         207               0               0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
5/14/14 - 10/31/14          64              43               0             0
11/1/14 - 10/31/15          57               0               0             0
11/1/15 - 10/31/16          51               1               0             0
11/1/16 - 10/31/17          45               0               0             0


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                    FIRST TRUST MANAGED MUNICIPAL ETF (FMB)
                                 ANNUAL REPORT
                          OCTOBER 31, 2017 (UNAUDITED)

                                    ADVISOR

First Trust Advisors L.P. ("First Trust") is the investment advisor to the First
Trust Managed Municipal ETF (the "Fund"). First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

                           PORTFOLIO MANAGEMENT TEAM

TOM FUTRELL, CFA, SENIOR VICE PRESIDENT, SENIOR PORTFOLIO MANAGER
JOHNATHAN N. WILHELM, SENIOR VICE PRESIDENT, SENIOR PORTFOLIO MANAGER

The First Trust Municipal Securities Team was formed in September of 2013 and is headed by Tom Futrell, CFA and Johnathan Wilhelm who serve as senior portfolio managers of the Fund. Messrs. Futrell and Wilhelm have a combined 50+ years of investment experience and prior to joining First Trust, served as portfolio managers of municipal bonds at Nuveen Investments and Performance Trust
Investment Advisors. In addition to the Fund, the team manages/consults for a variety of investment portfolios and separately managed accounts.

                                   COMMENTARY

The Fund is an actively managed exchange-traded fund. The Fund's primary investment objective seeks to generate current income that is exempt from regular federal income taxes and its secondary objective is long-term capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes. The Fund invests at least 65% of its net assets in municipal bonds that are investment grade rated at the time of purchase or that are unrated but deemed by the Fund's advisor to be of comparable quality. This commentary discusses the 12-month market performance and the Fund's performance ended October 31, 2017.

MARKET RECAP
For the 12-month period ended October 31, 2017, municipal bonds generated a total return of 2.19% as measured by the Bloomberg Barclays General Municipal
Bond Index ("BMBI"). During the same period, the Bloomberg Barclays Municipal
10-Year Revenue Index and Bloomberg Barclays Non-Investment Grade Index produced returns of 2.32% and 2.99%, respectively. By comparison, the Bloomberg Barclays
Municipal Revenue 10-year (8-12) U.S. Treasury Index generated a -0.69% return during the 12-month period. The following have been major factors in explaining the municipal bond market's performance:

      o     After a record setting year in 2016 in which new issue supply totaled $446 billion, calendar year-to-date new issue supply through
            October 31, 2017 totals $322.4 billion versus $394.5 billion for the same period last year, a decrease of 18.3%. The decline in primary market issuance was due to a 31.6% decline in refunding activity, only partially offset by an increase in new capital issuance.

      o     Municipals experienced consistently strong retail demand, with one significant exception. After the first ten months in 2016 of inflows totaling $51 billion, the last two months saw dramatic outflows from municipal mutual funds. In comparison, through the first ten months of 2017, municipal fund flows were positive during each month, ranging from a positive $873 million to $3.8 billion. Calendar year-to-date, fund flows through October 31, 2017 totaled $23.9 billion. (Source: Barclays, Investment Company Institute)

      o     During the past year, credit fundamentals remained healthy and continued to provide stabilizing support for municipal market performance. Through the first ten months of 2017, the par value of first-time municipal bond defaults increased to $33.5 billion from
            $23.2 billion through the first ten months of 2016, with Puerto Rico and its corporate affiliates representing a large percentage of the total. The number of defaults decreased to just 38 versus 59 for the same period in 2016. We expect the narrative and headline risk to continue with well-publicized credits because of severe spending and budget imbalances, dramatic pension underfunding, and politics around taxation unlikely to be resolved in the near term.

      o     The past year was marked by politically significant events, both in the U.S. and globally, which caused a great deal of volatility in the U.S. rates markets as expressed by treasury yields. After the election of Donald Trump, the markets began anticipating reduced regulation and increased fiscal stimulus with the goal of stronger
            U.S. growth. Interest rates moved higher, with the 10-year Treasury bond increasing in yield from 1.87% on October 31, 2016 to 2.51% by
            December 31, 2016. Year-to-date, 2017 has witnessed fixed income markets reassessing their employment and inflation outlooks. Even though the U.S. has posted 3% (annualized) gross domestic product
            ("GDP") growth over the past two quarters, lower inflation readings

                                                                          Page 5


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST MANAGED MUNICIPAL ETF (FMB)
                                 ANNUAL REPORT
                          OCTOBER 31, 2017 (UNAUDITED)

            and a lack of legislative achievements continue to impact treasury yields. In addition, global quantitative easing, particularly in
            Europe and Asia, continues to be a driving factor in the demand for
            U.S. treasuries. The result has been stabilization in bond prices and a flattening of the yield curve. As of October 31, 2017, the
            10-year U.S. Treasury yield stood at a 2.38%, down 13 basis points
            ("bps") from year-end 2016, but up 51 bps for the trailing 12 months. Ten-year municipal yields outperformed 10-year U.S.
            Treasuries as measured by 10-year, "AAA" rated general obligation bonds. According to data prepared by Municipal Market Data, 10-year
            "AAA" municipal yields increased 28 bps from a 1.73% on October 31,
            2016 to a 2.01% as of October 31, 2017, but decreased 30 bps from
            2.31% as of December 31, 2016.

PERFORMANCE ANALYSIS
The Fund's net asset value ("NAV") and market performance for the 12-month period ended October 31, 2017 was 2.59% and 2.66%, respectively, versus the
Bloomberg Barclays Municipal 10-year Revenue Index (the "Benchmark") return of
2.32% during the same.

The Fund's monthly distribution of $0.1125 on October 31, 2017 represented a tax-exempt annualized distribution rate of 2.53% (4.49% taxable equivalent yield) based on the Fund's closing market price of $53.28. The Fund's distribution rate is not constant and is subject to change over time based on the performance of the Fund and general market conditions.

From a portfolio construction perspective, the Fund maintains an underweight position in the highest quality issuers ("AA" rated and higher) versus the
Benchmark and is overweight the Benchmark in terms of "BBB", as well as below investment-grade and non-rated bonds. The Fund may allocate up to 35% of its net assets to credits that are either rated below investment-grade or are non-rated and deemed to be of comparable quality at the time of purchase. We believe these bonds tend to carry higher income cushions than their high-quality counterparts which can help insulate the investment against interest rate risk without materially increasing default potential. As of October 31, 2017, the Fund's weighted-average credit quality was approximately "BBB/Baa", which is lower than the Benchmark with a stated average credit rating of "AA3/A1". The Fund's investments in "A" and "BBB" rated bonds, as well as, sub-investment grade and non-rated municipal securities generated strong performance for the trailing twelve 12 months as investors increasingly searched for yield lower on the credit rating spectrum given the low nominal rates environment. As a result, lower investment-grade strategies generally benefited from credit spread compression throughout most of the trailing 12-month period, positively contributing to the Fund's NAV outperformance relative to the Benchmark. Given the fact that investment-grade municipal credit spreads are near their lowest level since the onset of the financial crisis, we currently favor "A" rated bonds over "BBB" rated bonds. High-yield municipal risk premiums are still above the long-term historical average, however, and we continue to find value in select high-yield bonds after rigorous credit research and selection.

We continued to see value in revenue bonds issued by essential service providers. Our focus is on issuers that meet basic infrastructure needs and provide needed essential services within their respective communities. Revenue bond sectors we overweight include healthcare, education and special tax district bonds. Beyond the borrower's essentiality, we also look for issuers who have a growing market share, increasing utilization, and growing cash flow as this provides added insulation against credit erosion and the potential for credit rating improvement over time. Revenue bond sectors that positively contributed to the Fund's performance over the past twelve months included senior living facilities, education (charter schools), water & sewers, utilities, airports, toll roads and special assessment districts. We continue to underweight general obligation bonds relative to our Benchmark.

Over the fiscal year, we continued to maintain the Fund's intermediate duration profile. The Fund's modified duration was 5.54 as of October 31, 2017, which was shorter than the Benchmark's at 5.69. The Fund was overweight the Benchmark in bonds with modified durations of 3 to 6 years and underweight the Benchmark 6 years and longer. Because we believe that the very short end of the municipal yield curve could be the most vulnerable to the volatility associated with a
Federal Reserve (the "Fed") rate hike, we have limited the Fund's exposure to bonds that mature in 1 to 4 years. The Fund's underweight in longer duration bonds relative to the Benchmark is the result of our view that in rising rate environments, longer duration strategies, which are more interest rate sensitive, generally see the heaviest fund outflows resulting in their respective bond valuations being hardest hit.

MARKET OUTLOOK
As we look forward to the remainder of 2017, global rates markets will be focused on the European Central Bank's discussion of future asset purchases
(i.e. quantitative easing), U.S. jobs and inflation data. We think the Fed is likely to raise the Fed Funds rate another 25 bps by the end of the year. We also expect to see the Fed begin to unwind its $4.5 trillion balance sheet. As the Fed has stated, Fed rate action will be data dependent, with a focus on supportive economic data and inflation expectations.

We expect continued moderate growth for the U.S. economy through year end. Even though the personal consumption expenditure (PCE) core price index year-over-year has trended lower over the past quarter from 1.5% in June to 1.3%
in September, there has seen solid U.S. economic growth with second quarter gross domestic product ("GDP") of 3.1% (annualized) and third quarter GDP of


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST MANAGED MUNICIPAL ETF (FMB)
                                 ANNUAL REPORT
                          OCTOBER 31, 2017 (UNAUDITED)

3.0% (annualized). Based on anticipated U.S GDP growth, employment, and inflation expectations, we believe general municipal yields will increase approximately 20 to 40 bps between now and year end, with 10-year AAA general obligation bonds yielding between 2.20% and 2.40% (compared with 2.01% on
October 31, 2017).

We believe technical factors will continue to be positive for the municipal market. With our expectation for gradually higher interest rates, we believe flows into municipal bond funds will likely continue to be modestly positive, but could be somewhat volatile during the remainder of 2017. Given the relative attractiveness of risk-adjusted municipal yields versus other asset classes, we believe any sustained outflows which lead to higher yields will ultimately be viewed by investors as an attractive buying opportunity. Through the first ten months of 2017, total municipal new issue volume was $322.4 billion versus
$394.5 billion in 2016, a decrease of 18.3%. We think new issue volume for the year between $350 and $375 billion is still within reason, favoring the higher end of the range.

We expect municipal credit quality to remain stable. As stated above, the total number of defaulting issuers through the first ten months of 2017 decreased to
38 defaults versus 59 during the same period in 2016. The par value of defaults increased from $23.2 billion to $33.5 billion, which reflects Puerto Rico and its corporate affiliates. Mainland U.S. municipal bond credit quality appears relatively unaffected by Hurricanes Harvey and Irma; however, the story is very different in Puerto Rico, where substantial damage to the local economy from hurricanes Irma and Maria appears severe, and involves a very difficult road ahead to restoring essential services including electricity. As the U.S. economy continues to grow at a moderate pace, we expect credit metrics will continue to improve and the total number of defaults by year end 2017 to be similar to slightly lower than to that in 2016. We have positive sector outlooks for senior living, toll roads, airports and special tax districts, and continue to be cautious on hospitals as we wait to see what is ultimately decided regarding the
Affordable Care Act ("ACA").

We will continue to monitor U.S. Federal tax reform legislation closely. Efforts to eliminate tax exempt advance refundings and private activity bonds could dramatically reduce supply. The reduction in the corporate tax rate to 20% from
35% could reduce the appetite for banks, life insurance and property & casualty insurance companies from purchasing municipal bonds.

Given our expectation for gradually rising rates, we will continue to position the Fund in the intermediate portion of the yield curve by being modestly below its benchmark duration. Because we believe yield curve positioning could be an important source of total return in 2018, our current intention is to underweight bonds in the short end of the municipal yield curve as they could be the most vulnerable to volatility associated with Fed tightening, and underweight long-duration bonds (20+ years to maturity) that could be negatively impacted in a rising-rate environment. We currently favor bonds with 5 to 12 year maturities, and bonds maturing in 13 to 20 years, but priced to a 6 to
9-year call. We also favor 5% coupon bonds, versus 3% and 4% coupon structures, that together with our preferred yield curve positioning serves to reduce overall portfolio duration. On the credit side, we have focused recent purchases on "A" and "AA" rated bonds and select below investment-grade and non-rated securities given the current stable municipal credit environment, as well as how narrow credit spreads are for "BBB" rated bonds. We favor essential service revenue bond sectors such as special tax, senior living, charter schools and electric and gas utilities, which have additional default-risk insulation because of the borrowers' essentiality in their local communities. In addition, we continue to practice the discipline of our investment process where we perform fundamental credit analysis and quantitative total return scenario analysis on individual bonds and the portfolio, looking for bonds that can provide both high income and attractive total return potential over time.

                                                                          Page 7


FIRST TRUST MANAGED MUNICIPAL ETF (FMB)
UNDERSTANDING YOUR FUND EXPENSES
OCTOBER 31, 2017 (UNAUDITED)

As a shareholder of First Trust Managed Municipal ETF (the "Fund") you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2017.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month
Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


-------------------------------------------------------------------------------------------------------------------------
                                                                                          ANNUALIZED
                                                                                         EXPENSE RATIO     EXPENSES PAID
                                                    BEGINNING             ENDING         BASED ON THE        DURING THE
                                                  ACCOUNT VALUE       ACCOUNT VALUE        SIX-MONTH         SIX-MONTH
                                                    MAY 1, 2017      OCTOBER 31, 2017      PERIOD (a)        PERIOD (b)
-------------------------------------------------------------------------------------------------------------------------
FIRST TRUST MANAGED MUNICIPAL ETF (FMB)
Actual                                              $1,000.00           $1,035.20             0.50%                $2.56
Hypothetical (5% return before expenses)            $1,000.00           $1,022.68             0.50%                $2.55


(a)   These expense ratios reflect an expense waiver. See Note 3 in the Notes to
      Financial Statements.

(b)   Expenses are equal to the annualized expense ratio as indicated in the table, multiplied by the average account value over the period (May 1,
      2017 through October 31, 2017), multiplied by 184/365 (to reflect the one-half year period).


FIRST TRUST MANAGED MUNICIPAL ETF (FMB)
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2017


   PRINCIPAL                                                                          STATED         STATED
     VALUE                                 DESCRIPTION                                COUPON        MATURITY        VALUE
---------------  ----------------------------------------------------------------  -------------  ------------  --------------
MUNICIPAL BONDS - 92.7%

                 ALABAMA - 0.5%
$       500,000  AL St Port Auth Docks Facs Rev Ref Docks Facs Rev,
                    Ser A, AGM, AMT..............................................      5.00%        10/01/25    $      585,715
        600,000  Mobile AL Impt Dist Sales Tax Rev Mcgowin Park Proj, Ser A......      5.00%        08/01/25           621,660
                                                                                                                --------------
                                                                                                                     1,207,375
                                                                                                                --------------
                 ARIZONA - 1.5%
        375,000  AZ St Indl Dev Auth Edu Rev Ref Basis Sch Projs, Ser D (a)......      5.00%        07/01/37           392,835
        250,000  AZ St Indl Dev Auth Edu Rev Ref Basis Schs Projs, Ser A (a).....      4.00%        07/01/21           257,290
        300,000  AZ St Indl Dev Auth Edu Rev Ref Basis Schs Projs, Ser A (a).....      5.00%        07/01/26           327,507
        500,000  Maricopa Cnty AZ Indl Dev Auth Edu Rev Ref Horizon Cmnty
                    Learning Ctr Proj............................................      5.00%        07/01/35           511,205
        500,000  Maricopa Cnty AZ Indl Dev Auth Edu Rev Ref Paradise Schs
                    Projs Paragon Mgmt Inc (a)...................................      4.00%        07/01/26           511,385
        500,000  Phoenix AZ Indl Dev Auth Edu Rev Fac Legacy Traditional
                    Schs Projs, Ser A (a)........................................      4.00%        07/01/26           507,670
        450,000  Pima Cnty AZ Indl Dev Auth Edu Rev Ref Fac American
                    Leadership Academy Proj (a)..................................      4.60%        06/15/25           461,025
        275,000  Yavapai Cnty AZ Indl Dev Auth Hosp Fac Ref Yavapai Rgnl
                    Med Ctr......................................................      5.00%        08/01/23           315,543
                                                                                                                --------------
                                                                                                                     3,284,460
                                                                                                                --------------
                 CALIFORNIA - 11.8%
        320,000  Abag CA Fin Auth For Nonprofit Corps Ref Episcopal Sr Cmntys,
                    Ser B........................................................      5.00%        07/01/23           366,374
        525,000  Abag CA Fin Auth For Nonprofit Corps Ref Eskaton
                    Properties Inc...............................................      4.00%        11/15/17           525,536
        275,000  CA Pub Fin Auth Rev Ref Henry Mayo Newhall Hosp.................      5.00%        10/15/29           316,965
        455,000  CA Sch Fin Auth Sch Fac Rev Ref Hth Learning Proj, Ser A (a)....      4.00%        07/01/26           483,392
        800,000  CA Sch Fin Auth Sch Fac Rev Ref Hth Learning Proj, Ser A (a)....      5.00%        07/01/32           900,856
      1,000,000  CA St...........................................................      5.00%        08/01/26         1,237,810
        700,000  CA St Muni Fin Auth Chrt Sch Rev Palmdale Aerospace
                    Academy Proj (a).............................................      4.00%        07/01/26           713,853
        200,000  CA St Muni Fin Auth Rev Channing House Proj, Ser B..............      5.00%        05/15/37           236,402
        125,000  CA St Muni Fin Auth Rev Ref Eisenhower Med Ctr, Ser A...........      5.00%        07/01/29           147,790
        500,000  CA St Ref, Ser C................................................      5.00%        09/01/32           593,070
        500,000  CA St Sch Fin Auth Chrt Sch Rev Summit Pub Schs (a).............      5.00%        06/01/37           559,290
        550,000  CA Stwd Cmntys Dev Auth Rev Loma Linda Univ Med Ctr,
                    Ser A (a)....................................................      5.00%        12/01/36           601,717
        800,000  CA Stwd Cmntys Dev Auth Rev Ref Ca Baptist Univ, Ser A (a)......      3.00%        11/01/22           802,344
        500,000  CA Stwd Cmntys Dev Auth Rev Ref Ca Baptist Univ, Ser A (a)......      5.00%        11/01/32           557,005
        100,000  CA Stwd Cmntys Dev Auth Rev Ref Front Porch Cmntys & Svcs,
                    Ser A........................................................      5.00%        04/01/30           118,184
        500,000  CA Stwd Cmntys Dev Auth Rev Ref Lancer Eductnl Student
                    Hsg Proj, Ser A (b)..........................................      4.00%        06/01/21           515,130
      2,000,000  CA St Ref-Various Purpose.......................................      5.00%        11/01/25         2,453,000
      1,160,000  Etiwanda CA Sch Dist Cmnty Facs Dist #9 Spl Tax Ref.............      5.00%        09/01/35         1,337,990
        500,000  Foothill-De Anza CA Cmnty Clg Dist Ref, COPS....................      5.00%        04/01/32           585,480
      1,360,000  Hawthorne CA Cmnty Redev Agy Successor Agy Tax Allocation
                    Ref Sub, AGM.................................................      5.00%        09/01/32         1,595,117
      1,015,000  Kaweah CA Delta Hlth Care Dist Rev, Ser B.......................      5.00%        06/01/40         1,119,281
        210,000  La Verne CA Ref Brethren Hillcrest Homes, COPS..................      5.00%        05/15/22           235,637
         45,000  Long Beach CA Bond Fin Auth Nat Gas Purchase Rev, Ser A.........      5.25%        11/15/23            52,441


                        See Notes to Financial Statements                 Page 9


FIRST TRUST MANAGED MUNICIPAL ETF (FMB)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017


   PRINCIPAL                                                                          STATED         STATED
     VALUE                                 DESCRIPTION                                COUPON        MATURITY        VALUE
---------------  ----------------------------------------------------------------  -------------  ------------  --------------
MUNICIPAL BONDS (CONTINUED)

                 CALIFORNIA (CONTINUED)
$     1,500,000  Los Angeles CA Dept of Wtr & Pwr Wtrwks Rev Ref, Ser B..........      5.00%        07/01/36    $    1,760,805
        325,000  Menifee CA Union Sch Dist Pub Fing Auth Spl Tax Rev Ref,
                    Ser A........................................................      5.00%        09/01/28           375,941
      1,110,000  Montebello CA Pub Fing Auth Rev Montebello Home2 Suites
                    Hilton Hotel Proj, Ser A.....................................      5.00%        06/01/32         1,268,697
        560,000  River Islands CA Pub Fing Auth Spl Tax Ref Cmnty Facs
                    Dist #2003-1.................................................      5.38%        09/01/31           604,794
        350,000  San Diego Cnty CA Limited Rev Obligs Ref Sanford Burnham
                    Prebys Med Discovery Institute, Ser A........................      5.00%        11/01/25           425,226
        600,000  San Diego Cnty CA Limited Rev Obligs Ref Sanford Burnham
                    Prebys Med Discovery Institute, Ser A........................      5.00%        11/01/26           722,580
        945,000  San Diego Cnty CA Regl Arpt Auth Sr, Ser B, AMT.................      5.00%        07/01/30         1,088,961
        775,000  San Diego Cnty CA Regl Arpt Auth Sub Rev, Ser B, AMT............      5.00%        07/01/31           924,249
      1,250,000  San Diego Cnty CA Regl Transprtn Commission, Ser A..............      5.00%        04/01/35         1,483,687
        785,000  San Francisco CA City & Cnty Arpts Commission Intl Arpt Rev
                    Ref, Ser D, AMT..............................................      5.00%        05/01/25           950,635
        280,000  San Francisco City & Cnty CA Redev Agy Successor Agy Tax
                    Ref Mission Bay N Redev Proj, Ser A..........................      5.00%        08/01/35           322,560
                                                                                                                --------------
                                                                                                                    25,982,799
                                                                                                                --------------
                 COLORADO - 5.4%
        835,000  Amber Creek Met Dist CO Ref, Ser A (c)..........................      5.00%        12/01/37           836,069
        750,000  Amber Creek Met Dist CO Ref, Ser A (c)..........................      5.13%        12/01/47           750,705
        500,000  Base Vlg Met Dist #2 CO Ref, Ser A (c)..........................      5.50%        12/01/36           521,695
      1,000,000  Canyons Met Dist #5 CO Ref, Ser A (c)...........................      6.00%        12/01/37         1,013,340
        500,000  Centerra CO Met Dist #1 Spl Rev (b).............................      5.00%        12/01/22           551,745
      1,000,000  Centerra CO Met Dist #1 Spl Rev (b).............................      5.00%        12/01/29         1,088,490
        300,000  CO St Hlth Facs Auth Hosp Rev Ref Frasier Meadows Retmnt
                    Cmnty Proj, Ser A............................................      5.00%        05/15/25           337,398
        350,000  CO St Hlth Facs Auth Hosp Rev Ref Frasier Meadows Retmnt
                    Cmnty Proj, Ser A............................................      5.00%        05/15/26           394,499
        605,000  CO St Hlth Facs Auth Rev Ref Covenant Retmnt Cmntys, Ser A......      5.00%        12/01/27           662,808
        525,000  CO St Hlth Facs Auth Rev Ref Covenant Retmnt Cmntys, Ser A......      5.00%        12/01/33           562,107
        150,000  Conservatory Met Dist CO Arapahoe Cnty Ref, BAM.................      5.00%        12/01/24           178,262
        245,000  Conservatory Met Dist CO Arapahoe Cnty Ref, BAM.................      5.00%        12/01/25           294,522
        500,000  Copperleaf CO Met Dist #2 Ref (c)...............................      5.25%        12/01/30           529,100
        500,000  Cornerstar Met Dist CO Ref, Ser A (c)...........................      3.50%        12/01/21           507,075
         90,000  Denver CO Convention Ctr Hotel Auth Rev Ref Sr..................      5.00%        12/01/24           106,049
         55,000  E-470 CO Pub Highway Auth Capital Appreciation Sr, Ser B,
                    NATL-RE......................................................       (d)         09/01/22            50,103
        250,000  Harvest Junction CO Met Dist Ref & Impt.........................      5.00%        12/01/30           261,967
        100,000  Lorson Ranch Met Dist #2 CO.....................................      4.00%        12/01/24           109,950
         30,000  Park Creek CO Met Dist Rev Sr, Ser A, NATL-RE...................      5.00%        12/01/24            35,072
        500,000  Parker Homestead Met Dist CO Ref (c)............................      5.63%        12/01/44           531,585
      1,000,000  Prairie Ctr CO Met Dist #3 Ltd Property Tax Supported Pri Ref,
                    Ser A (b)....................................................      4.13%        12/15/27         1,005,390
        160,000  Pub Auth For CO St Energy Nat Gas Purchase Rev..................      6.13%        11/15/23           192,406
        750,000  Sierra Ridge Met Dist No 2 CO Sr, Ser A (c).....................      4.50%        12/01/31           743,032
        500,000  Southglenn CO Met Dist Spl Rev Ref (c)..........................      5.00%        12/01/30           519,915
        165,000  Sterling Hills CO W Met Dist Ref................................      5.00%        12/01/26           191,199
                                                                                                                --------------
                                                                                                                    11,974,483
                                                                                                                --------------


Page 10                 See Notes to Financial Statements


FIRST TRUST MANAGED MUNICIPAL ETF (FMB)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017


   PRINCIPAL                                                                          STATED         STATED
     VALUE                                 DESCRIPTION                                COUPON        MATURITY        VALUE
---------------  ----------------------------------------------------------------  -------------  ------------  --------------
MUNICIPAL BONDS (CONTINUED)

                 CONNECTICUT - 0.7%
$     1,500,000  CT St Hlth & Eductnl Facs Auth Rev Ref Yale Univ, Ser B-2 (e)...      5.00%        07/01/20    $    1,646,490
                                                                                                                --------------
                 FLORIDA - 7.3%
         80,000  Alachua Cnty FL Hlth Facs Auth Shands Teaching Hosp &
                    Clinics, Ser A...............................................      5.00%        12/01/26            93,081
        175,000  Belle Isle FL Chrt Sch Lease Rev Cornerstone Chrt Academy &
                    Cornerstone Chrt High Sch....................................      5.50%        10/01/22           185,454
        300,000  Bexley CDD FL Spl Assmnt Rev....................................      4.10%        05/01/26           300,642
        210,000  Bonterra Cmnty Dev Dist FL Spl Assmnt Sr, Ser A-1...............      3.13%        05/01/26           205,922
        605,000  Broward Cnty FL Fuel Sys Rev Ft Lauderdale Fuel Facs, Ser A,
                    AGM, AMT.....................................................      5.00%        04/01/22           682,942
        250,000  Citizens Property Insurance Corp. FL, Ser A-1...................      5.00%        06/01/22           284,080
         25,000  Escambia Cnty FL Hlth Facs Auth Baptist Hosp Inc Proj, Ser A....      5.00%        08/15/19            26,577
        280,000  Escambia Cnty FL Hlth Facs Auth Baptist Hosp Inc Proj, Ser A....      5.50%        08/15/24           308,554
        600,000  Harmony FL CDD Capital Impt Rev Ref, Ser 2015...................      4.75%        05/01/25           607,746
        370,000  Heritage Harbour FL N CDD Capital Impt Rev Ref Sr Lien,
                    Ser A-1, AGM.................................................      5.00%        05/01/25           426,325
        125,000  Hollywood FL Cmnty Redev Agy Redev Rev Ref......................      5.00%        03/01/23           142,308
      1,000,000  Jacksonville FL Hlth Care Facs Rev Ref Baptist Hlth.............      5.00%        08/15/35         1,170,550
      1,080,000  Lakeland FL Hosp Sys Rev Lakeland Regl Hlth.....................      5.00%        11/15/33         1,223,402
      1,400,000  Mediterra FL S CDD Capital Impt Rev Ref.........................      5.10%        05/01/31         1,513,638
        500,000  Miami FL Hlth Facs Auth Ref Miami Jewish Hlth Sys Oblig Grp.....      5.00%        07/01/23           557,780
        520,000  Miami FL Hlth Facs Auth Ref Miami Jewish Hlth Sys Oblig Grp.....      5.00%        07/01/25           587,673
        500,000  Miami FL Spl Oblg Ref (a).......................................      5.00%        03/01/30           552,795
        375,000  Miami World Ctr CDD FL Spl Assmnt...............................      4.00%        11/01/23           384,480
        275,000  Miami World Ctr CDD FL Spl Assmnt...............................      4.75%        11/01/27           289,316
        515,000  Miami-Dade Cnty FL Aviation Rev Ref, Ser A, AMT.................      5.00%        10/01/27           583,603
      1,080,000  Miami-Dade Cnty FL Spl Oblig Sub Ref............................      5.00%        10/01/35         1,252,400
        565,000  Nthrn Palm Beach Cnty FL Impt Dist..............................      3.25%        08/01/22           569,023
        355,000  Nthrn Palm Beach Cnty FL Impt Dist..............................      5.00%        08/01/37           376,627
        345,000  Orange Cnty FL Hlth Facs Auth Rev Presbyterian Retmnt
                    Cmntys Proj..................................................      5.00%        08/01/34           376,926
         70,000  Orange Cnty FL Hlth Facs Auth Rev Ref Mayflower Retmnt Ctr......      5.00%        06/01/32            74,449
        825,000  Orange Cnty FL Hlth Facs Auth Rev Ref Presbyterian Retmnt
                    Cmntys.......................................................      5.00%        08/01/31           925,774
         55,000  Port Saint Lucie FL Cmnty Redev Agy Rev Ref.....................      5.00%        01/01/23            63,582
        120,000  Sarasota Cnty FL Hlth Facs Auth Retmnt Fac Rev Ref Vlg of
                    Isle Proj....................................................      5.00%        01/01/26           137,166
      1,500,000  SE Overtown Park W Cmnty Redev Agy FL Tax, Ser A-1 (a)..........      5.00%        03/01/30         1,668,645
        230,000  Seven Oaks FL Cmnty Dev Dist Spl Assmnt Rev Ref Sr, Ser B-1.....      4.00%        05/01/24           244,883
        100,000  UCF Stadium Corp FL Rev Ref, Ser A..............................      5.00%        03/01/24           118,340
         75,000  Vlg FL CDD #6 Spl Assmnt Rev Ref................................      4.00%        05/01/25            81,260
                                                                                                                --------------
                                                                                                                    16,015,943
                                                                                                                --------------
                 GEORGIA - 1.9%
        500,000  Atlanta GA Tax Allocation Ref Eastside Proj.....................      5.00%        01/01/30           580,160
        315,000  East Point GA Tax Allocation Ref................................      5.00%        08/01/21           347,864
      1,000,000  Fulton Cnty GA Rsdl Care Facs Elderly Auth Retmnt Fac Rev Ref
                    Lenbrook Square Fdtn Inc.....................................      5.00%        07/01/31         1,117,590
         40,000  Gainesville & Hall Cnty GA Hosp Auth Ref NE GA Hlth Sys Inc
                    Proj, Ser A..................................................      5.00%        02/15/26            47,514


                        See Notes to Financial Statements                Page 11


FIRST TRUST MANAGED MUNICIPAL ETF (FMB)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017


   PRINCIPAL                                                                          STATED         STATED
     VALUE                                 DESCRIPTION                                COUPON        MATURITY        VALUE
---------------  ----------------------------------------------------------------  -------------  ------------  --------------
MUNICIPAL BONDS (CONTINUED)

                 GEORGIA (CONTINUED)
$       470,000  Macon-Bibb Cnty GA Urban Dev Auth Academy Classical Ed Inc,
                    Ser A (a)....................................................      5.00%        06/15/27    $      491,136
        175,000  Main Street Nat Gas Inc GA Gas Rev, Ser A.......................      5.50%        09/15/23           204,844
        775,000  Marietta GA Dev Auth Ref Univ Facs Life Univ, Ser A (a).........      5.00%        11/01/27           873,859
        560,000  Priv Clgs & Univs Auth GA Mercer Univ Proj, Ser C...............      5.25%        10/01/27           621,751
                                                                                                                --------------
                                                                                                                     4,284,718
                                                                                                                --------------
                 GUAM - 0.1%
        230,000  Guam Govt Business Privilege Tax Rev, Ser B-1...................      5.00%        01/01/37           239,985
         75,000  Guam Pwr Auth Rev Ref, Ser A, AGM...............................      5.00%        10/01/20            82,163
                                                                                                                --------------
                                                                                                                       322,148
                                                                                                                --------------
                 HAWAII - 0.1%
        170,000  HI St Dept of Budget & Fin Spl Purpose Rev Ref HI Pacific Hlth
                    Oblig Grp, Ser B.............................................      5.00%        07/01/30           191,833
        110,000  HI St Pacific Hlth Spl Purpose Rev, Ser B.......................      5.63%        07/01/30           119,667
                                                                                                                --------------
                                                                                                                       311,500
                                                                                                                --------------
                 IDAHO - 0.7%
        950,000  ID St Hlth Facs Auth Rev St Lukes Hlth Sys Proj, Ser A..........      5.00%        03/01/44         1,036,042
        500,000  ID St Hlth Facs Auth Rev Trinity Hlth Ref, Ser D................      5.00%        12/01/33           563,745
                                                                                                                --------------
                                                                                                                     1,599,787
                                                                                                                --------------
                 ILLINOIS - 3.7%
        305,000  Chicago IL O'Hare International Arpt Rev Ref Gen Sr Lien,
                    Ser A, AMT...................................................      5.00%        01/01/30           352,211
        290,000  Chicago IL O'Hare International Arpt Rev Ref Gen Sr Lien,
                    Ser C........................................................      5.00%        01/01/38           331,711
        400,000  Chicago IL O'Hare International Arpt Rev, Ser C, AMT............      5.00%        01/01/34           449,020
        110,000  Chicago IL Ref Proj, Ser A......................................      5.00%        01/01/27           118,692
        500,000  Chicago IL Ref, Ser A...........................................      5.63%        01/01/29           571,275
        150,000  Chicago IL Ref, Ser C...........................................      4.00%        01/01/22           156,843
         35,000  Chicago IL Ref, Ser C...........................................      5.00%        01/01/22            37,991
        500,000  Chicago IL Ref, Ser C...........................................      5.00%        01/01/25           553,815
        170,000  Chicago IL Ref, Ser C...........................................      5.00%        01/01/26           188,601
        285,000  Chicago IL Ref, Ser C, CABS.....................................       (d)         01/01/22           245,653
        505,000  Hampshire IL Spl Svc Area #14 Spl Tax Ref Lakewood
                    Crossing, BAM................................................      4.00%        03/01/25           540,744
        490,000  Hampshire IL Spl Svc Area #14 Spl Tax Ref Lakewood
                    Crossing, BAM................................................      4.00%        03/01/26           520,292
        180,000  IL St...........................................................      5.00%        05/01/23           195,176
         15,000  IL St Fin Auth Rev Ref Lifespace Cmntys, Ser A..................      5.00%        05/15/24            17,534
        735,000  IL St Fin Auth Rev Ref Mercy Hth System Obligated Grp...........      5.00%        12/01/33           824,773
      1,010,000  IL St Fin Auth Rev Sthrn IL Hlth Care, Ser A....................      5.00%        03/01/47         1,098,698
        845,000  IL St Toll Highway Auth Sr, Ser B...............................      5.00%        01/01/31           994,218
        470,000  IL St, Ser A....................................................      4.00%        01/01/25           479,931
        500,000  IL St, Ser D....................................................      5.00%        11/01/26           546,085
                                                                                                                --------------
                                                                                                                     8,223,263
                                                                                                                --------------
                 INDIANA - 1.4%
        125,000  Evansville IN Mf Hsg Rev Silver Birch Evansville Proj...........      4.80%        01/01/28           124,892
      1,000,000  Evansville IN Mf Hsg Rev Silver Birch Evansville Proj...........      5.45%        01/01/38           998,710
        450,000  IN St Fin Auth Rev BHI Sr Living................................      5.50%        11/15/26           496,782


Page 12                 See Notes to Financial Statements


FIRST TRUST MANAGED MUNICIPAL ETF (FMB)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017


   PRINCIPAL                                                                          STATED         STATED
     VALUE                                 DESCRIPTION                                COUPON        MATURITY        VALUE
---------------  ----------------------------------------------------------------  -------------  ------------  --------------
MUNICIPAL BONDS (CONTINUED)

                 INDIANA - 1.4%
$       110,000  IN St Fin Auth Rev BHI Sr Living................................      5.50%        11/15/31    $      119,768
         20,000  IN St Fin Auth Rev Greencroft Oblig Grp, Ser A..................      5.00%        11/15/23            22,089
        460,000  IN St Fin Auth Rev Greencroft Oblig Grp, Ser A..................      5.75%        11/15/28           506,667
         40,000  IN St Fin Auth Rev Greencroft Oblig Grp, Ser A..................      6.00%        11/15/28            44,592
        275,000  IN St Fin Auth Rev Ref Rev Cmnty Fdtn of NW IN..................      5.00%        09/01/31           320,460
        500,000  Mishawaka IN Mf Hsg Rev Silver Birch Mishawaka Proj (a).........      5.10%        01/01/32           498,465
                                                                                                                --------------
                                                                                                                     3,132,425
                                                                                                                --------------
                 IOWA - 0.5%
        385,000  Coralville IA Ref Annual Appropriation, Ser B...................      4.00%        05/01/24           405,062
        315,000  Coralville IA Ref Annual Appropriation, Ser B...................      4.00%        05/01/26           328,429
        275,000  Coralville IA, Ser E, COPS......................................      4.00%        06/01/23           293,546
                                                                                                                --------------
                                                                                                                     1,027,037
                                                                                                                --------------
                 KANSAS - 2.0%
        475,000  Hutchinson KS Hosp Facs Rev Hutchinson Regl Med Ctr Inc.........      5.00%        12/01/25           539,063
      2,020,000  Lawrence KS Wtr & Swr Sys Rev Ref & Impt, Ser A.................      5.00%        11/01/25         2,482,560
        440,000  Topeka KS Utility Rev Comb, Ser A...............................      5.00%        08/01/24           530,935
        170,000  Topeka KS Utility Rev Comb, Ser A...............................      5.00%        08/01/25           208,480
        475,000  Wyandotte Cnty/Kansas City KS Unif Govt Utility Sys Rev Ref
                    & Impt, Ser A................................................      5.00%        09/01/29           553,992
                                                                                                                --------------
                                                                                                                     4,315,030
                                                                                                                --------------
                 KENTUCKY - 1.2%
      1,000,000  Estrn KY Univ Gen Recpts, Ser A.................................      5.00%        04/01/25         1,198,120
        750,000  KY St Econ Dev Fin Auth Owensboro Med Hlth Sys, Ser A...........      6.00%        06/01/30           840,180
        300,000  KY St Muni Pwr Agy Pwr Sys Rev Ref, Ser A, NATL-RE..............      5.00%        09/01/22           343,020
         50,000  Russell KY Rev Bon Secours Hlth Sys.............................      5.00%        11/01/22            58,002
        100,000  Warren Cnty KY Hosp Rev Ref Bowling Green Warren Cnty
                    Cmnty Hosp Corp..............................................      5.00%        04/01/23           112,896
                                                                                                                --------------
                                                                                                                     2,552,218
                                                                                                                --------------
                 LOUISIANA - 1.6%
      1,000,000  LA Pub Facs Auth Rev Ref Ochsner Clinic Fdtn Proj...............      5.00%        05/15/36         1,137,230
        390,000  LA Stadium & Exposition Dist LA Ref Sr, Ser A...................      5.00%        07/01/30           445,833
        380,000  LA Stadium & Exposition Dist LA Ref Sr, Ser A...................      5.00%        07/01/31           434,184
        200,000  New Orleans LA Aviation Brd Gen Arpt N Term, Ser B, AMT.........      5.00%        01/01/31           235,162
      1,050,000  New Orleans LA Wtr Rev Ref......................................      5.00%        12/01/28         1,211,994
                                                                                                                --------------
                                                                                                                     3,464,403
                                                                                                                --------------
                 MARYLAND - 5.5%
        975,000  Baltimore Cnty MD Consol Pub Impt...............................      5.00%        08/01/21         1,106,888
      1,000,000  Baltimore MD Spl Oblig Ref E Baltimore Research Park Proj,
                    Ser A........................................................      5.00%        09/01/38         1,076,360
        160,000  Howard Cnty MD Retmnt Cmnty Rev Ref Vantage House Fac...........      5.00%        04/01/21           166,475
        500,000  Howard Cnty MD Retmnt Cmnty Rev Ref Vantage House Fac...........      5.00%        04/01/26           537,030
        220,000  MD St Econ Dev Corp Econ Dev Rev Transn Facs Proj, Ser A........      5.38%        06/01/25           234,967
        600,000  MD St Econ Dev Corp Student Hsg Rev Ref Sr Univ MD Proj.........      4.00%        07/01/24           630,054
      1,490,000  MD St Econ Dev Corp Student Hsg Rev Ref Univ MD Clg Park
                    Projs, AGM...................................................      5.00%        06/01/35         1,727,372
        500,000  MD St Hlth & Hgr Eductnl Facs Auth Rev Adventist Hlth Care
                    Obligated Grp, Ser A.........................................      5.50%        01/01/26           601,940


                        See Notes to Financial Statements                Page 13


FIRST TRUST MANAGED MUNICIPAL ETF (FMB)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017


   PRINCIPAL                                                                          STATED         STATED
     VALUE                                 DESCRIPTION                                COUPON        MATURITY        VALUE
---------------  ----------------------------------------------------------------  -------------  ------------  --------------
MUNICIPAL BONDS (CONTINUED)

                 MARYLAND (CONTINUED)
$       800,000  MD St Hlth & Hgr Eductnl Facs Auth Rev Ref Anne Arundel
                    Hlth System, Ser A...........................................      5.00%        07/01/30    $      942,888
      1,000,000  MD St Hlth & Hgr Eductnl Facs Auth Rev Ref Anne Arundel
                    Hlth System, Ser A...........................................      5.00%        07/01/32         1,165,750
      1,000,000  Montgomery Cnty MD, Ser B.......................................      5.00%        12/01/20         1,114,900
      1,500,000  Prince Georges Cnty MD Rev Ref Collington Episcopal Life Care
                    Cmnty Inc....................................................      5.00%        04/01/25         1,652,970
        365,000  Rockville MD Mayor & Council Econ Dev Rev Ref Ingelside at
                    King Farm Proj, Ser A-1......................................      5.00%        11/01/27           415,410
        250,000  Rockville MD Mayor & Council Econ Dev Rev Ref Ingelside at
                    King Farm Proj, Ser A-2......................................      3.38%        11/01/27           249,475
        375,000  Rockville MD Mayor & Council Econ Dev Rev Ref Ingelside at
                    King Farm Proj, Ser A-2......................................      5.00%        11/01/28           424,504
                                                                                                                --------------
                                                                                                                    12,046,983
                                                                                                                --------------
                 MASSACHUSETTS - 0.5%
        325,000  MA St Dev Fin Agy Rev Merrimack Clg.............................      5.00%        07/01/37           360,636
        700,000  MA St Dev Fin Agy Rev Umass Boston Student Hsg Proj.............      5.00%        10/01/24           802,809
                                                                                                                --------------
                                                                                                                     1,163,445
                                                                                                                --------------
                 MICHIGAN - 1.8%
      1,000,000  Marquette MI Brd of Light & Pwr Elec Utility Sys Rev Ref,
                    Ser A........................................................      5.00%        07/01/29         1,171,530
        890,000  MI St Fin Auth Ltd Oblig Rev Ref College for Creative Studies
                    Proj.........................................................      5.00%        12/01/25           992,020
      1,000,000  MI St Fin Auth Rev Ref Loc Govt Loan Program Great Lakes
                    Wtr Auth, Ser D-1............................................      5.00%        07/01/34         1,127,230
        500,000  MI St Fin Auth Rev Ref Loc Govt Loan Program, Ser F1............      3.80%        10/01/22           519,765
        125,000  MI St Fin Auth Rev Ref Loc Govt Loan Program, Ser F1............      3.88%        10/01/23           130,609
                                                                                                                --------------
                                                                                                                     3,941,154
                                                                                                                --------------
                 MINNESOTA - 2.7%
        175,000  Baytown Twp MN Lease Ref, Ser A.................................      3.00%        08/01/22           174,228
      1,000,000  MN St, Ser B....................................................      5.00%        10/01/28         1,251,200
      1,000,000  North Oaks MN Sr Hsg Rev Ref Waverly Gardens Proj...............      5.00%        10/01/28         1,124,890
        215,000  Nthrn MN Muni Pwr Agy Elec Sys Rev Ref..........................      5.00%        01/01/32           251,664
      1,000,000  Rochester MN Hlth Care & Hsg Rev Ref Samaritan Bethany Inc
                    Proj, Ser A..................................................      5.00%        08/01/37         1,046,310
        500,000  Saint Paul MN Hsg & Redev Auth Hlth Care Fac Rev Ref
                    HealthPartners Oblig Grp, Ser A..............................      5.00%        07/01/30           580,560
        500,000  Saint Paul MN Hsg & Redev Auth Hlth Care Fac Rev Ref
                    HealthPartners Oblig Grp, Ser A..............................      5.00%        07/01/32           574,005
        500,000  St Paul Park MN Sr Hsg & Hlth Care Rev Ref Presbyterian
                    Homes Bloomington Proj.......................................      3.00%        09/01/24           501,830
        475,000  St Paul Park MN Sr Hsg & Hlth Care Rev Ref Presbyterian
                    Homes Bloomington Proj.......................................      3.13%        09/01/25           474,169
                                                                                                                --------------
                                                                                                                     5,978,856
                                                                                                                --------------
                 MISSISSIPPI - 0.1%
         60,000  MS St Dev Bank Spl Oblig Magnolia Regl Hlth Ctr Proj, Ser A.....      5.00%        10/01/20            64,399
        150,000  MS St Dev Bank Spl Oblig Magnolia Regl Hlth Ctr Proj, Ser A.....      6.00%        10/01/24           168,324
                                                                                                                --------------
                                                                                                                       232,723
                                                                                                                --------------


Page 14                 See Notes to Financial Statements


FIRST TRUST MANAGED MUNICIPAL ETF (FMB)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017


   PRINCIPAL                                                                          STATED         STATED
     VALUE                                 DESCRIPTION                                COUPON        MATURITY        VALUE
---------------  ----------------------------------------------------------------  -------------  ------------  --------------
MUNICIPAL BONDS (CONTINUED)

                 MISSOURI - 1.6%
$       700,000  Jackson Cnty MO Spl Oblg Ref Truman Sports Complex Proj.........      5.00%        12/01/31    $      814,877
      1,270,000  Joplin MO Indl Dev Auth Hlth Facs Rev Ref Freeman Hlth
                    System.......................................................      5.00%        02/15/26         1,462,354
        200,000  MO St Dev Fin Brd Infrastructure Facs Rev Ref Independence MO
                    Centerpoint Proj, Ser B......................................      5.00%        04/01/28           227,832
        200,000  MO St Hlth & Eductnl Facs Auth Eductnl Facs Rev St Louis Clg
                    Pharmacy, Ser B..............................................      5.00%        05/01/30           225,850
         10,000  MO St Hlth & Eductnl Facs Auth Lutheran Sr Svcs.................      5.00%        02/01/23            11,396
        500,000  MO St Hlth & Eductnl Facs Auth Sr Living Facs Lutheran Sr.......      5.38%        02/01/35           522,820
        250,000  Saint Charles Cnty MO Pub Wtr Sply Dist #2 Ref, COPS............      5.00%        12/01/28           294,668
                                                                                                                --------------
                                                                                                                     3,559,797
                                                                                                                --------------
                 MONTANA - 0.6%
        500,000  Kalispell MT Hsg & Hlthcare Facs Rev Ref Immanuel Lutheran
                    Corp Proj Temps 50, Ser B....................................      3.40%        11/15/22           502,020
        740,000  MT St Fac Fin Auth Rev Ref......................................      5.00%        02/15/25           880,955
                                                                                                                --------------
                                                                                                                     1,382,975
                                                                                                                --------------
                 NEBRASKA - 1.4%
      1,745,000  Central Plains Energy Proj NE Gas Proj Rev Proj #3..............      5.00%        09/01/27         1,964,277
        545,000  Madison Cnty NE Hosp Auth #1 Ref Faith Regl Hlth Svcs Proj......      5.00%        07/01/28           625,970
        500,000  NE St Pub Pwr Dist Rev Gen, Ser C...............................      5.00%        01/01/35           581,350
                                                                                                                --------------
                                                                                                                     3,171,597
                                                                                                                --------------
                 NEVADA - 0.9%
      1,120,000  Clark Cnty NV Impt Dist Ref Spl Loc Impt #151...................      4.50%        08/01/23         1,187,984
        470,000  Las Vegas NV Spl Impt Dist #808 & #810 Ref......................      5.00%        06/01/22           505,767
        335,000  NV Dept Of Business & Industry NV Doral Academy, Ser A (a)......      5.00%        07/15/27           360,219
                                                                                                                --------------
                                                                                                                     2,053,970
                                                                                                                --------------
                 NEW JERSEY - 1.3%
        250,000  NJ St Econ Dev Auth Mtr Vehcl Surcharge Rev Ref Sub, Ser A,
                    BAM..........................................................      5.00%        07/01/28           295,115
        500,000  NJ St Econ Dev Auth Ref, Ser A, BAM.............................      5.00%        06/15/23           571,905
      1,000,000  NJ St Hlth Care Facs Fing Auth Rev Ref Hackensack Meridian
                    Hlth, Ser A..................................................      5.00%        07/01/24         1,182,870
        100,000  NJ St Transit Corp, Ser A, GANS.................................      5.00%        09/15/21           109,744
        525,000  NJ St Transprtn Trust Fund Auth Transn Sys, Ser D...............      5.25%        12/15/23           599,077
                                                                                                                --------------
                                                                                                                     2,758,711
                                                                                                                --------------
                 NEW YORK - 2.8%
        100,000  Buffalo & Erie Cnty NY Indl Land Dev Corp Rev Ref
                    Orchard Park.................................................      5.00%        11/15/22           113,944
        115,000  Buffalo & Erie Cnty NY Indl Land Dev Corp Rev Ref
                    Orchard Park.................................................      5.00%        11/15/24           134,007
      1,000,000  Met Transprtn Auth NY Rev Ref Transptrn, Subser C-1.............      5.00%        11/15/34         1,176,200
      1,000,000  New York City NY Transitional Fin Auth Rev Future Tax Secured
                    Sub Fiscal 2016, Ser A-1.....................................      5.00%        08/01/37         1,168,910
        300,000  NY St Dorm Auth Revs Non St Supported Debt Ref Orange Regl
                    Med Ctr (a)..................................................      5.00%        12/01/25           345,552
        195,000  NY St Dorm Auth Revs Non St Supported Debt Unrefunded Pace
                    Univ, Ser A..................................................      4.00%        05/01/22           209,344


                        See Notes to Financial Statements                Page 15


FIRST TRUST MANAGED MUNICIPAL ETF (FMB)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017


   PRINCIPAL                                                                          STATED         STATED
     VALUE                                 DESCRIPTION                                COUPON        MATURITY        VALUE
---------------  ----------------------------------------------------------------  -------------  ------------  --------------
MUNICIPAL BONDS (CONTINUED)

                 NEW YORK (CONTINUED)
$        85,000  NY St Dorm Auth Revs Non St Supported Debt Unrefunded Pace
                    Univ, Ser A..................................................      5.00%        05/01/23    $       96,365
      1,400,000  NY St Dorm Auth St Personal Income Tax Rev, Ser B, Grp B........      5.00%        02/15/34         1,649,116
        465,000  Port Auth of New York & New Jersey NY Ref Consol, Ser 186,
                    AMT..........................................................      5.00%        10/15/35           535,243
         15,000  Suffolk Cnty NY Econ Dev Corp Rev Prerefunded Catholic Hlth
                    Svcs Long Island Oblig Grp Proj..............................      5.00%        07/01/28            16,962
         85,000  Suffolk Cnty NY Econ Dev Corp Rev Unrefunded Catholic Hlth
                    Svcs Long Island Oblig Grp Proj..............................      5.00%        07/01/28            93,912
        500,000  TSASC Inc NY Ref, Ser A.........................................      5.00%        06/01/29           584,080
                                                                                                                --------------
                                                                                                                     6,123,635
                                                                                                                --------------
                 NORTH CAROLINA - 0.7%
        900,000  NC St Capital Facs Fin Agy Student Rev Ref Hsg NC A&T Univ
                    Fdtn Proj, Ser A, AGC........................................      5.00%        06/01/26         1,044,369
        430,000  Raleigh Durham NC Arpt Auth Arpt Rev Ref, Ser A, AMT............      5.00%        05/01/36           501,389
                                                                                                                --------------
                                                                                                                     1,545,758
                                                                                                                --------------
                 NORTH DAKOTA - 0.7%
        225,000  Burleigh Cnty ND Hlth Care Rev St Alexius Med Ctr Proj, Ser A...      5.00%        07/01/22           253,312
      1,300,000  Grand Forks ND Sr Hsg & Nur Fac Rev Ref Vly Homes Oblig
                    Grp, Ser A...................................................      5.00%        12/01/23         1,373,827
                                                                                                                --------------
                                                                                                                     1,627,139
                                                                                                                --------------
                 OHIO - 1.8%
      1,000,000  Chillicothe OH City Sch Dist Ref, AGM...........................      4.00%        12/01/31         1,085,270
        500,000  Cleveland OH Pub Pwr Sys Rev Ref, Ser A, AGM....................      5.00%        11/15/24           593,660
        700,000  Hamilton Cnty OH Hlth Care Facs Rev Christ Hosp Proj............      5.25%        06/01/27           795,473
      1,000,000  OH St Hgr Edu, Ser A............................................      5.00%        05/01/33         1,186,470
        230,000  S Estrn OH Port Auth Hosp Facs Rev Ref Mem Hlth Sys.............      5.00%        12/01/23           251,907
                                                                                                                --------------
                                                                                                                     3,912,780
                                                                                                                --------------
                 OKLAHOMA - 0.7%
      1,000,000  Tulsa Cnty OK Indl Auth Sr Living Cmnty Rev Ref Montereau
                    Inc Proj.....................................................      5.00%        11/15/25         1,154,210
        250,000  Tulsa Cnty OK Indl Auth Sr Living Cmnty Rev Ref Montereau
                    Inc Proj.....................................................      5.00%        11/15/26           289,530
        100,000  Tulsa OK Arpts Impt Trust Ref, Ser D, BAM.......................      5.00%        06/01/28           106,182
                                                                                                                --------------
                                                                                                                     1,549,922
                                                                                                                --------------
                 OREGON - 1.6%
      1,050,000  Met OR Dedicated Tax Rev OR Convention Ctr Hotel................      5.00%        06/15/35         1,229,098
        275,000  Multnomah Cnty OR Hosp Facs Auth Rev Ref Terwilliger Plaza......      5.00%        12/01/20           289,534
      1,100,000  OR St Facs Auth Rev Ref Univ Portland, Ser A....................      5.00%        04/01/32         1,260,182
        700,000  Yamhill Cnty OR Hosp Auth Ref Friendsview Retmnt Cmnty,
                    Ser A........................................................      5.00%        11/15/31           761,712
                                                                                                                --------------
                                                                                                                     3,540,526
                                                                                                                --------------
                 PENNSYLVANIA - 6.6%
        600,000  Bucks Cnty PA Indl Dev Auth Ref Sch Lane Chrt Sch Proj..........      5.00%        03/15/26           667,086
        765,000  Chester Cnty PA Indl Dev Auth Renaissance Academy Chrt Sch......      5.00%        10/01/34           824,670
        500,000  Colonial PA Sch Dist............................................      5.00%        02/15/36           574,510
        300,000  Colonial PA Sch Dist, Ser A.....................................      5.00%        02/15/34           349,065
        300,000  Cumberland Cnty PA Muni Auth Ref Diakon Lutheran Ministries
                    Proj.........................................................      5.00%        01/01/30           334,518


Page 16                 See Notes to Financial Statements


FIRST TRUST MANAGED MUNICIPAL ETF (FMB)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017


   PRINCIPAL                                                                          STATED         STATED
     VALUE                                 DESCRIPTION                                COUPON        MATURITY        VALUE
---------------  ----------------------------------------------------------------  -------------  ------------  --------------
MUNICIPAL BONDS (CONTINUED)

                 PENNSYLVANIA (CONTINUED)
$       700,000  Cumberland Cnty PA Muni Auth Ref Diakon Lutheran Ministries
                    Proj.........................................................      5.00%        01/01/38    $      759,066
      1,095,000  Dallas PA Area Muni Auth Univ Rev Ref Misericordia Univ Proj....      5.00%        05/01/22         1,218,144
        750,000  E Hempfield Twp PA Indl Dev Auth Ref Willow Valley Cmntys
                    Proj.........................................................      5.00%        12/01/29           866,220
        500,000  Middletown PA Sch Dist, Ser A...................................      5.00%        03/01/28           560,810
      2,000,000  Montgomery Cnty PA Hgr Edu & Hlth Auth Ref Philadelphia
                    Presbytery Homes Inc Proj....................................      5.00%        12/01/32         2,255,220
        925,000  Montgomery Cnty PA Indl Dev Auth Acts Retmnt Life Cmntys
                    Ref..........................................................      5.00%        11/15/25         1,036,647
         50,000  Montgomery Cnty PA Indl Dev Auth Acts Retmnt Life Cmntys
                    Ref..........................................................      5.00%        11/15/29            54,968
        100,000  Northampton Cnty PA Gen Purpose Auth Clg Rev Ref Moravian
                    Clg..........................................................      5.00%        10/01/25           117,221
      1,000,000  Northampton Cnty PA Gen Purpose Auth Hosp Rev Ref St Luke's
                    Univ Hlth Network Proj, Ser A................................      5.00%        08/15/28         1,171,050
      1,000,000  PA St Turnpike Commission Turnpike Rev Ref......................      5.00%        12/01/33         1,159,180
      1,000,000  Philadelphia PA Gas Wks Rev Ref 1998 General Ordinance,
                    14th Ser.....................................................      5.00%        10/01/34         1,158,780
        290,000  Philadelphia PA Gas Works Rev Ref...............................      5.00%        08/01/25           349,143
        500,000  Philadelphia PA Ref, Ser A......................................      5.25%        07/15/28           580,090
        405,000  Southcentrl PA General Auth Rev Ref Hanover Hosp Inc............      5.00%        12/01/23           462,267
                                                                                                                --------------
                                                                                                                    14,498,655
                                                                                                                --------------
                 RHODE ISLAND - 0.9%
      1,460,000  RI St Hlth & Eductnl Bldg Corp Reve Ref Hosp Fing Lifespan
                    Oblig Grp....................................................      5.00%        05/15/32         1,641,011
        265,000  Tobacco Settlement Fing Corp RI Ref, Ser A......................      5.00%        06/01/24           304,964
                                                                                                                --------------
                                                                                                                     1,945,975
                                                                                                                --------------
                 SOUTH CAROLINA - 1.3%
      1,000,000  Greenville SC Hosp Sys Brd Hosp Facs Rev, Ser B.................      5.00%        05/01/30         1,144,410
        200,000  Lancaster Cnty SC Assmnt Rev Ref Walnut Creek Impt Dist,
                    Ser A-1......................................................      3.13%        12/01/22           200,698
        745,000  Piedmont SC Muni Pwr Agy Elec Rev Ref, Ser A-3..................      5.00%        01/01/23           816,535
         30,000  SC St Jobs Econ Dev Auth Hosp Rev Ref Palmetto Hlth, Ser A......      5.00%        08/01/23            34,077
        150,000  SC St Jobs Econ Dev Auth Hosp Rev Ref Palmetto Hlth, Ser A,
                    AGM..........................................................      5.50%        08/01/24           169,881
        355,000  SC St Pub Svc Auth Rev Santee Cooper Ref, Ser B.................      5.00%        12/01/38           391,696
                                                                                                                --------------
                                                                                                                     2,757,297
                                                                                                                --------------
                 SOUTH DAKOTA - 0.5%
         30,000  SD St Hlth & Eductnl Facs Auth Avera Hlth, Ser B................      5.50%        07/01/35            30,883
      1,000,000  SD St Hlth & Eductnl Facs Auth Sanford Oblig Grp, Ser B.........      5.00%        11/01/34         1,116,890
                                                                                                                --------------
                                                                                                                     1,147,773
                                                                                                                --------------
                 TENNESSEE - 1.3%
        335,000  Chattanooga TN Hlth Eductnl & Hsg Fac Brd Rev Ref Student
                    Hsg CDFI Phase I.............................................      5.00%        10/01/23           383,545
        600,000  Memphis Shelby Cnty TN Arpt Auth Arpt Rev Ref, Ser B, AMT.......      5.75%        07/01/23           665,166
      1,385,000  Met Govt Nashville & Davidson Cnty TN Hlth & Eductnl Fac Brd
                    Ref Lipscomb Univ Proj, Ser A................................      5.00%        10/01/29         1,575,825


                        See Notes to Financial Statements                Page 17


FIRST TRUST MANAGED MUNICIPAL ETF (FMB)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017


   PRINCIPAL                                                                          STATED         STATED
     VALUE                                 DESCRIPTION                                COUPON        MATURITY        VALUE
---------------  ----------------------------------------------------------------  -------------  ------------  --------------
MUNICIPAL BONDS (CONTINUED)

                 TENNESSEE (CONTINUED)
$        25,000  TN St Energy Acquisition Corp Gas Rev, Ser A....................      5.25%        09/01/21    $       28,257
        120,000  TN St Energy Acquisition Corp Gas Rev, Ser A....................      5.25%        09/01/22           138,348
                                                                                                                --------------
                                                                                                                     2,791,141
                                                                                                                --------------
                 TEXAS - 8.1%
        450,000  Austin TX Arpt Sys Rev, AMT.....................................      5.00%        11/15/33           508,833
        600,000  Brd of Managers TX Joint Guadalupe Cnty City of Seguin Hosp
                    Mtg Ref......................................................      5.00%        12/01/24           655,992
        600,000  Centrl TX Regl Mobility Auth Rev Ref Sub Lien...................      5.00%        01/01/33           663,642
        555,000  Flower Mound TX Spl Assmnt Rev River Walk Pub Impt Dist #1......      6.13%        09/01/28           567,038
      1,100,000  Harris Cnty TX Ref Sr Lien Toll Road, Ser B.....................      5.00%        08/15/36         1,274,031
        500,000  Houston TX Arpt Sys Rev Ref United Airls Inc Terminal E Proj,
                    AMT..........................................................      4.50%        07/01/20           529,985
      1,000,000  Houston TX Arpt Sys Rev Ref, Ser B-2, AMT.......................      5.00%        07/15/20         1,072,780
        500,000  Mission TX Econ Dev Corp Rev Sr Lien Nat Gasoline Proj, Ser B,
                    AMT (b)......................................................      5.75%        10/01/31           525,385
        250,000  N TX Tollway Auth Rev Ref 2nd Tier, Ser B.......................      5.00%        01/01/31           292,267
      1,560,000  N TX Tollway Auth Rev Ref Sys Second Tier, Ser B................      5.00%        01/01/31         1,790,100
        250,000  N TX Tollway Auth Rev Ref, Ser A................................      5.00%        01/01/33           292,067
        500,000  New Hope Cultural Edu Facs Fin Corp TX Retmnt Fac Rev Ref Cari
                    llon Lifecare Cmnty Proj.....................................      5.00%        07/01/36           513,770
        170,000  New Hope Cultural Edu Facs Fin Corp TX Student Hsg Rev Chf
                    Collegiate Hsg Corpus Christii LLC TX A&M Univ...............      5.00%        04/01/39           180,219
        500,000  New Hope Cultural Edu Facs Fin Corp TX Student Hsg Rev Chf
                    Collegiate Hsg Galveston I LLC TX A&M Univ Galveston.........      5.00%        04/01/22           551,480
         25,000  New Hope Cultural Edu Facs Fin Corp TX Student Hsg Rev Chf
                    Stephenville-Tarleton St Univ Proj, Ser A....................      4.25%        04/01/22            26,893
        505,000  Newark Hgr Edu Fin Corp TX Edu Rev Austin Achieve Pub Schs
                    Inc, Ser A...................................................      5.00%        06/15/32           511,408
        495,000  Red River TX Hlth Facs Dev Corp Retmnt Fac Rev MRC
                    Crestview, Ser A.............................................      7.75%        11/15/31           617,705
        770,000  Tarrant Cnty TX Cultural Edu Facs Fin Corp Retmnt Fac Rev Ref
                    Buckner Retmnt Svcs Inc Proj.................................      5.00%        11/15/29           902,602
        500,000  Tarrant Cnty TX Cultural Edu Facs Fin Corp Retmnt Fac Rev
                    Temps 50 Buckner Sr Living Ventana Proj, Ser B-3.............      3.88%        11/15/22           500,695
        600,000  TX St Muni Gas Acquisition & Sply Corp III Gas Sply Rev.........      5.00%        12/15/24           695,400
        550,000  TX St Muni Gas Acquisition & Sply Corp III Gas Sply Rev.........      5.00%        12/15/31           615,956
        525,000  TX St Transprtn Commission Central TX Turnpike Sys Rev Ref,
                    Ser B........................................................      5.00%        08/15/37           593,140
      1,000,000  Univ of Houston TX Univ Rev Ref, Ser A..........................      5.00%        02/15/29         1,204,280
      1,560,000  Uptown Dev Auth TX Incr Contract Rev, Ser A.....................      5.00%        09/01/36         1,760,382
        500,000  Viridian TX Muni Mgmt Dist Ref Utility Impt, BAM................      6.00%        12/01/26           630,290
        155,000  Viridian TX Muni Mgmt Dist Road Impt, BAM.......................      5.00%        12/01/26           178,999
        125,000  Viridian TX Muni Mgmt Dist Utility Impt, BAM....................      5.00%        12/01/26           144,354
                                                                                                                --------------
                                                                                                                    17,799,693
                                                                                                                --------------
                 UTAH - 0.6%
        400,000  UT St Chrt Sch Fin Auth Chrt Sch Rev Ref Quest Academy..........      5.00%        04/15/32           452,948
        325,000  UT St Chrt Sch Fin Auth Chrt Sch Rev Ref Quest Academy..........      5.00%        04/15/37           363,678
        500,000  UT St Chrt Sch Fin Auth Chrt Sch Rev Spectrum Academy
                    Proj (a).....................................................      6.00%        04/15/45           525,160
                                                                                                                --------------
                                                                                                                     1,341,786
                                                                                                                --------------


Page 18                 See Notes to Financial Statements


FIRST TRUST MANAGED MUNICIPAL ETF (FMB)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017


   PRINCIPAL                                                                          STATED         STATED
     VALUE                                 DESCRIPTION                                COUPON        MATURITY        VALUE
---------------  ----------------------------------------------------------------  -------------  ------------  --------------
MUNICIPAL BONDS (CONTINUED)

                 VERMONT - 1.2%
$       550,000  Burlington VT Ref Lakeview Garage Proj, Ser A, COPS.............      5.00%        12/01/24    $      608,592
        745,000  VT St Econ Dev Auth Mtge Rev Ref Wake Robin Corp Proj,
                    Ser A........................................................      5.00%        05/01/25           823,299
        585,000  VT St Econ Dev Auth Mtge Rev Ref Wake Robin Corp Proj,
                    Ser A........................................................      5.00%        05/01/26           646,753
        500,000  VT St Econ Dev Auth Mtge Rev Ref Wake Robin Corp Proj,
                    Ser A........................................................      5.00%        05/01/27           552,495
                                                                                                                --------------
                                                                                                                     2,631,139
                                                                                                                --------------
                 VIRGINIA - 0.8%
      1,580,000  Hampton Roads VA Santn Dist Wstwtr Rev Ref Sub, Ser A...........      5.00%        08/01/35         1,869,488
                                                                                                                --------------
                 WASHINGTON - 2.5%
      1,250,000  Centrl Puget Sound WA Regl Transprtn Auth Sales & Use Tax
                    Green Bond Ref & Impt, Ser S-1...............................      5.00%        11/01/35         1,478,225
      1,000,000  Energy NW WA Elec Rev Ref Columbia Generating Sys, Ser A........      4.00%        07/01/35         1,067,270
      1,250,000  Energy NW WA Elec Rev Ref Columbia Generating Sys, Ser A........      5.00%        07/01/38         1,445,912
        155,000  Mason Cnty WA Pub Utility Dist #1 Sys...........................      3.50%        12/01/21           162,511
        270,000  Skagit Cnty WA Pub Hosp Dist #1 Ref & Impt Skagit Regl Hlth.....      4.00%        12/01/24           286,573
        110,000  Skagit Cnty WA Pub Hosp Dist #1 Ref & Impt, Ser A...............      5.00%        12/01/22           121,604
        165,000  Skagit Cnty WA Pub Hosp Dist #1 Skagit Valley Hosp..............      5.00%        12/01/20           177,154
        250,000  Tacoma WA Elec Sys Rev..........................................      5.00%        01/01/37           292,192
        250,000  Tobacco Settlement Auth WA Tobacco Settlement Rev Ref...........      5.00%        06/01/23           290,992
         35,000  WA St Hsg Fin Commission Ref Emerald Heights Proj...............      5.00%        07/01/22            39,686
         50,000  WA St Hsg Fin Commission Ref Emerald Heights Proj...............      5.00%        07/01/28            55,973
                                                                                                                --------------
                                                                                                                     5,418,092
                                                                                                                --------------
                 WISCONSIN - 3.7%
      1,945,000  Pub Fin Auth WI Edu Rev Ref Mountain Island Chrt Sch Ltd........      4.00%        07/01/27         1,992,886
        620,000  Pub Fin Auth WI Edu Rev Ref Mountain Island Chrt Sch Ltd........      5.00%        07/01/37           661,788
      1,000,000  Pub Fin Auth WI Exempt Facs Rev Ref Celanese Proj, Ser B,
                    AMT (a)......................................................      5.00%        12/01/25         1,134,870
      1,410,000  Pub Fin Auth WI Rev Ref Retmnt Hsg Fdtn Obligated Grp,
                    Ser B........................................................      5.00%        11/15/26         1,673,445
        500,000  Pub Fin Auth WI Sr Living Rev Ref Mary's Woods At Marylhurst
                    Proj, Ser B-2 (a)............................................      3.50%        11/15/23           508,775
        500,000  WI St Hlth & Eductnl Facs Auth Rev Ref Marquette Univ...........      5.00%        10/01/28           563,615
      1,175,000  WI St Hlth & Eductnl Facs Auth Rev Ref Prohealth Care Oblig
                    Grp..........................................................      5.00%        08/15/31         1,332,438
        175,000  WI St Hlth & Eductnl Facs Auth Rev Ref Prohealth Care Oblig
                    Grp..........................................................      5.00%        08/15/33           196,950
        100,000  WI St Hlth & Eductnl Facs Auth Rev Ref St Johns Cmntys
                    Inc, Ser B...................................................      4.00%        09/15/23           106,835
                                                                                                                --------------
                                                                                                                     8,171,602
                                                                                                                --------------
                 WYOMING - 0.1%
        250,000  Natrona Cnty WY Hosp Rev Ref WY Med Ctr Proj....................      5.00%        09/15/30           290,043
                                                                                                                --------------
                 TOTAL INVESTMENTS - 92.7%....................................................................     204,596,734
                 (Cost $200,245,652) (f)
                 NET OTHER ASSETS AND LIABILITIES - 7.3%......................................................      16,008,388
                                                                                                                --------------
                 NET ASSETS - 100.0%..........................................................................  $  220,605,122
                                                                                                                ==============


                        See Notes to Financial Statements                Page 19


FIRST TRUST MANAGED MUNICIPAL ETF (FMB)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017

-----------------------------

(a)   This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities
      Act of 1933, as amended (the "1933 Act"), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be liquid by First Trust Advisors
      L.P. ("First Trust"), the Fund's advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. At October 31, 2017, securities noted as such amounted to $14,035,645 or 6.4% of net assets.

(b)   This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the
      Notes to Financial Statements).

(c)   Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be illiquid by First Trust.

(d)   Zero coupon bond.

(e)   Security has a mandatory put by the holder. Maturity date reflects such put.

(f)   Aggregate cost for federal income tax purposes is $200,219,691. As of
      October 31, 2017, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $4,636,929 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $259,886. The net unrealized appreciation was $4,337,043.

          AGC  Assured Guaranty Corp.
          AGM  Assured Guaranty Municipal Corp.
          AMT  Alternative Minimum Tax
          BAM  Building America Mutual
         CABS  Capital Appreciation Bonds
         COPS  Certificates of Participations
         GANS  Grant Anticipation Notes
      NATL-RE  National Public Finance Guarantee Corp.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31,
2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                                                           LEVEL 2           LEVEL 3
                                                           TOTAL          LEVEL 1        SIGNIFICANT       SIGNIFICANT
                                                         VALUE AT         QUOTED         OBSERVABLE       UNOBSERVABLE
                                                        10/31/2017        PRICES           INPUTS            INPUTS
                                                       -------------   -------------   --------------   --------------
Municipal Bonds*...................................    $ 204,596,734   $          --   $  204,596,734   $           --
                                                       =============   =============   ==============   ==============


* See Portfolio of Investments for state breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at October 31, 2017.

Page 20                 See Notes to Financial Statements


FIRST TRUST MANAGED MUNICIPAL ETF (FMB)
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2017


ASSETS:
Investments, at value..................................................      $  204,596,734
Cash...................................................................          18,802,514
Receivables:
   Capital shares sold.................................................           2,659,197
   Interest............................................................           2,506,000
   Investment securities sold..........................................             916,074
                                                                             --------------
   Total Assets........................................................         229,480,519
                                                                             --------------
LIABILITIES:
Payables:
   Investment securities purchased.....................................           8,786,951
   Investment advisory fees............................................              88,446
                                                                             --------------
   Total Liabilities...................................................           8,875,397
                                                                             --------------
NET ASSETS.............................................................      $  220,605,122
                                                                             ==============
NET ASSETS CONSIST OF:
Paid-in capital........................................................      $  216,850,075
Par value..............................................................              41,500
Accumulated net investment income (loss)...............................              67,939
Accumulated net realized gain (loss) on investments....................            (705,474)
Net unrealized appreciation (depreciation) on investments..............           4,351,082
                                                                             --------------
NET ASSETS.............................................................      $  220,605,122
                                                                             ==============
NET ASSET VALUE, per share.............................................      $        53.16
                                                                             ==============
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share)..............................           4,150,002
                                                                             ==============
Investments, at cost...................................................      $  200,245,652
                                                                             ==============


                        See Notes to Financial Statements                Page 21


FIRST TRUST MANAGED MUNICIPAL ETF (FMB)
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2017


INVESTMENT INCOME:
Interest...............................................................      $    4,056,164
Dividends..............................................................               1,094
                                                                             --------------
   Total investment income.............................................           4,057,258
                                                                             --------------

EXPENSES:
Investment advisory fees...............................................             843,311
                                                                             --------------
   Total expenses......................................................             843,311
   Less fees waived by the investment advisor..........................            (195,402)
                                                                             --------------
   Net expenses........................................................             647,909
                                                                             --------------
NET INVESTMENT INCOME (LOSS)...........................................           3,409,349
                                                                             --------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on investments.............................            (725,571)
   Net change in unrealized appreciation (depreciation) on
      investments......................................................           2,360,391
                                                                             --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)................................           1,634,820
                                                                             --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.....................................................      $    5,044,169
                                                                             ==============


Page 22                 See Notes to Financial Statements


FIRST TRUST MANAGED MUNICIPAL ETF (FMB)
STATEMENTS OF CHANGES IN NET ASSETS


                                                                                  YEAR                YEAR
                                                                                  ENDED               ENDED
                                                                               10/31/2017          10/31/2016
                                                                             --------------      --------------
OPERATIONS:
Net investment income (loss)...........................................      $    3,409,349      $    1,627,430
Net realized gain (loss)...............................................            (725,571)            310,495
Net change in unrealized appreciation (depreciation)...................           2,360,391           1,504,202
                                                                             --------------      --------------
Net increase (decrease) in net assets resulting from operations........           5,044,169           3,442,127
                                                                             --------------      --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..................................................          (3,340,878)         (1,664,003)
Net realized gain......................................................            (259,840)           (172,240)
                                                                             --------------      --------------
Total distributions to shareholders....................................          (3,600,718)         (1,836,243)
                                                                             --------------      --------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold..............................................         139,111,811          47,515,355
Cost of shares redeemed................................................          (2,600,619)                 --
                                                                             --------------      --------------
Net increase (decrease) in net assets resulting from
   shareholder transactions............................................         136,511,192          47,515,355
                                                                             --------------      --------------
Total increase (decrease) in net assets................................         137,954,643          49,121,239

NET ASSETS:
Beginning of period....................................................          82,650,479          33,529,240
                                                                             --------------      --------------
End of period..........................................................      $  220,605,122      $   82,650,479
                                                                             ==============      ==============
Accumulated net investment income (loss) at end of period..............      $       67,939      $       19,608
                                                                             ==============      ==============

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period................................           1,550,002             650,002
Shares sold............................................................           2,650,000             900,000
Shares redeemed........................................................             (50,000)                 --
                                                                             --------------      --------------
Shares outstanding, end of period......................................           4,150,002           1,550,002
                                                                             ==============      ==============


                        See Notes to Financial Statements                Page 23


FIRST TRUST MANAGED MUNICIPAL ETF (FMB)
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                          YEAR ENDED OCTOBER 31,                    PERIOD
                                              -----------------------------------------------       ENDED
                                                   2017            2016             2015        10/31/2014 (a)
                                              --------------  --------------   --------------   --------------
Net asset value, beginning of period            $    53.32      $    51.58       $    51.11       $    50.00
                                                ----------      ----------       ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          1.34            1.32             1.35             0.56
Net realized and unrealized gain (loss)              (0.01)           1.99             0.50             1.20
                                                ----------      ----------       ----------       ----------
Total from investment operations                      1.33            3.31             1.85             1.76
                                                ----------      ----------       ----------       ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (1.33)          (1.35)           (1.38)           (0.55)
Net realized gain                                    (0.16)          (0.22)              --               --
Return of capital                                       --              --               --            (0.10)
                                                ----------      ----------       ----------       ----------
Total distributions                                  (1.49)          (1.57)           (1.38)           (0.65)
                                                ----------      ----------       ----------       ----------
Net asset value, end of period                  $    53.16      $    53.32       $    51.58       $    51.11
                                                ==========      ==========       ==========       ==========
TOTAL RETURN (b)                                      2.59%           6.47%            3.66%            3.53%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)            $  220,605      $   82,650       $   33,529       $   20,445
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.65%           0.65%            0.65%            0.65% (c)
Ratio of net expenses to average net assets           0.50%           0.52%            0.65%            0.65% (c)
Ratio of net investment income (loss) to
   average net assets                                 2.63%           2.52%            2.63%            2.40% (c)
Portfolio turnover rate (d)                             85%             85%             109%              69%


(a)   Inception date is May 13, 2014, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. For some periods, the total returns would have been lower if certain fees had not been waived by the advisor.

(c)   Annualized.

(d)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 24                  See Notes to Financial Statements


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                    FIRST TRUST MANAGED MUNICIPAL ETF (FMB)
                                OCTOBER 31, 2017

                                1. ORGANIZATION

First Trust Exchange-Traded Fund III (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on January 9,
2008, and is registered with the Securities and Exchange Commission ("SEC")
under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of twelve exchange-traded funds that are offering shares. This report covers the First Trust Managed Municipal ETF (the "Fund"), a non-diversified series of the Trust, which trades under the ticker FMB on The
Nasdaq Stock Market LLC ("Nasdaq"). Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation
Unit." Creation Units are issued and redeemed for cash and, in certain circumstances, in-kind for securities in which the Fund invests. Except when aggregated in Creation Units, the Fund's shares are not redeemable securities.

The primary investment objective of the Fund is to generate current income that is exempt from regular federal income taxes and its secondary objective is long-term capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets
(including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB")
Accounting Standards Codification ("ASC") Topic 946, "Financial
Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America
("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The Fund's NAV is determined daily as of the close of regular trading on the New
York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the
NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities are priced using data reflecting the earlier closing of the principal markets for those securities.
The Fund's NAV is calculated by dividing the value of all assets of the Fund
(including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"),
in accordance with valuation procedures adopted by the Trust's Board of
Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Municipal securities and other debt securities are fair valued on the basis of fair valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Trust's
      Board of Trustees, which may use the following valuation inputs when available:

      1)    benchmark yields;

      2)    reported trades;

      3)    broker/dealer quotes;

      4)    issuer spreads;

      5)    benchmark securities;

      6)    bids and offers; and

      7)    reference data including market research publications.

      Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination.
      Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

                                                                         Page 25


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST MANAGED MUNICIPAL ETF (FMB)
                                OCTOBER 31, 2017

      1)    the credit conditions in the relevant market and changes thereto;

      2)    the liquidity conditions in the relevant market and changes thereto;

      3)    the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);

      4)    issuer-specific conditions (such as significant credit
            deterioration); and

      5)    any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of
1933, as amended (the "1933 Act")) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

       1)   the fundamental business data relating to the issuer;

       2)   an evaluation of the forces which influence the market in which these securities are purchased and sold;

       3)   the type, size and cost of security;

       4)   the financial statements of the issuer;

       5)   the credit quality and cash flow of the issuer, based on the
            Advisor's or external analysis;

       6)   the information as to any transactions in or offers for the security;

       7)   the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;

       8)   the coupon payments;

       9)   the quality, value and salability of collateral, if any, securing the security; and

      10)   other relevant factors.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o     Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o     Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o     Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little
                  information is released publicly.

            o     Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves
                  observable at commonly quoted intervals, volatilities,
                  prepayment speeds, loss severities, credit risks, and default rates).

            o     Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o     Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2017, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.
Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST MANAGED MUNICIPAL ETF (FMB)
                                OCTOBER 31, 2017

C. RESTRICTED SECURITIES

The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of October 31, 2017, the Fund held restricted securities as shown in the following table that the Advisor has deemed illiquid pursuant to procedures adopted by the Fund's Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note
(Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.


                                              ACQUISITION   PRINCIPAL     CURRENT      CARRYING                      % OF NET
SECURITY                                         DATE         VALUE        PRICE         COST            VALUE        ASSETS
------------------------------------------------------------------------------------------------------------------------------
CA Stwd Cmntys Dev Auth Rev Ref Lancer
   Eductnl Student Hsg Proj, Ser A             11/02/16     $  500,000   $ 103.03    $     508,335   $     515,130       0.23%
Centerra CO Met Dist #1 Spl Rev                04/20/17        500,000     110.35          537,014         551,745       0.25
Centerra CO Met Dist #1 Spl Rev                04/20/17      1,000,000     108.85        1,058,114       1,088,490       0.49
Prairie Center CO Met Dist #3 Ltd Property
   Tax Supported Pri Ref, Ser A                10/13/17      1,000,000     100.54          993,813       1,005,390       0.46
Mission TX Econ Dev Corp Rev Sr Lien Nat
   Gasoline Proj, Ser B                        04/28/16        500,000     105.08          479,165         525,385       0.24
                                                                                     -------------   -------------   ---------
                                                                                     $   3,576,441   $   3,686,140       1.67%
                                                                                     =============   =============   =========


D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid monthly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, will be distributed at least annually.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or net asset value per share. Temporary differences, which arise from recognizing certain items of income, expense, and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid during the fiscal years ended October
31, 2017 and 2016, was as follows:

Distributions paid from:                                 2017           2016
Ordinary income....................................   $   263,324    $   171,141
Long-term capital gains............................            --         53,893
Tax-exempt income..................................     3,337,394      1,611,209
Return of capital..................................            --             --

As of October 31, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income......................   $    34,141
Accumulated capital and other losses...............      (697,637)
Net unrealized appreciation (depreciation).........     4,377,043

E. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of
4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

In addition, the Fund intends to invest in such municipal securities to allow it to pay shareholders "exempt dividends" as defined in the Internal Revenue Code.

                                                                         Page 27

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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                    FIRST TRUST MANAGED MUNICIPAL ETF (FMB)
                                OCTOBER 31, 2017

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2014,
2015, 2016 and 2017 remain open to federal and state audit. As of October 31,
2017, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains.
The Fund is subject to certain limitations under U.S. tax rules on the use of capital carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2017, the
Fund had $697,637 of non-expiring capital loss carryforwards for federal income tax purposes.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2017, the Fund had no net ordinary losses.

In order to present paid-in capital, accumulated net investment income (loss)
and accumulated net realized gain (loss) on investments on the Statement of
Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income
(loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2017, the adjustments for the Fund were as follows:

                                   Accumulated
            Accumulated           Net Realized
          Net Investment           Gain (Loss)              Paid-in
           Income (Loss)         on Investments             Capital
         -----------------      -----------------      -----------------
            $  (20,140)             $  20,140               $     --

F. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).

G. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. In part, the new and amended rules and forms amend Regulation S-X and require standardized, enhanced disclosures about derivatives in a fund's financial statements, as well as other amendments. The compliance date for the amendments of Regulation S-X was August 1, 2017, which resulted in no change to the financial statements. The new form types and other rule amendments will be effective for the First Trust funds, including the Fund, for reporting periods beginning on and after June 1,
2018. Management is evaluating the new form types and other rule amendments that are effective on and after June 1, 2018 to determine the impact to the Fund.

H. NEW ACCOUNTING PRONOUNCEMENT

In December 2016, FASB released Accounting Standards Update ("ASU") 2016-19 that makes technical changes to various sections of the ASC, including Topic 820,
Fair Value Measurement. The changes to Topic 820 are intended to clarify the difference between a valuation approach and a valuation technique. The changes to ASC 820-10-50-2 require a reporting entity to disclose, for Level 2 and Level
3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. The changes to Topic 820 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. At this time, management is evaluating the implications of the ASU and has not yet determined its impact on the financial statements and disclosures.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The
Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First
Trust is responsible for the selection and ongoing monitoring of the securities in the Fund's portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST MANAGED MUNICIPAL ETF (FMB)
                                OCTOBER 31, 2017

Pursuant to the Investment Management Agreement between the Trust and the
Advisor, First Trust manages the investment of the Fund's assets and is responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit, and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions, and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.65% of its average daily net assets.
First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.

The Trust's Board of Trustees and the Advisor have entered into a Fee Waiver
Agreement for the Fund pursuant to which the Advisor contractually agreed to waive management fees of 0.15% of average daily net assets until March 1, 2019.
The waiver agreement may be terminated by action of the Trust's Board of
Trustees at any time upon 60 days' written notice by the Trust on behalf of the
Fund or by the Fund's investment advisor only after March 1, 2019. First Trust does not have the right to recover the fees waived. During the year ended
October 31, 2017, the Advisor waived fees of $195,402.

The Trust has multiple service agreements with Brown Brothers Harriman & Co.
("BBH"). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BBH is responsible for custody of the Fund's assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for the Fund.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund
Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit
Committee, Nominating and Governance Committee, and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets.
Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee
Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2017, the cost of purchases and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were $231,030,772 and $103,834,409, respectively.

For the year ended October 31, 2017, the Fund had no in-kind transactions.

                                 5. BORROWINGS

The Trust, on behalf of the Fund, along with First Trust Series Fund and First
Trust Exchange-Traded Fund IV have a $220 million Credit Agreement with The Bank of Nova Scotia ("Scotia") as administrative agent for a group of lenders. Scotia charges a commitment fee of 0.25% of the daily amount of excess of the commitment amount over the outstanding principal balance of the loans and an agency fee. Prior to March 9, 2017, the commitment amount was $180 million.
Prior to December 16, 2016, the commitment amount was $140 million. First Trust allocates the commitment fee and agency fee amongst the funds that have access to the credit line. To the extent that the Fund accesses the credit line, there would also be an interest fee charged. The Fund did not have any borrowings outstanding during the year ended October 31, 2017.

                 6. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an
"Authorized Participant"). In order to purchase Creation Units of the Fund, an
Authorized Participant must deposit (i) a designated portfolio of securities determined by First Trust (the "Deposit Securities") and generally make or receive a cash payment referred to as the "Cash Component," which is an amount equal to the difference between the NAV of the Fund shares (per Creation Unit
Aggregation) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a
positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit
Amount), the Authorized Participant will deliver the Cash Component. If the Cash
Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash
Component. Authorized Participants purchasing Creation Units must pay to BBH, as transfer agent, a creation transaction fee (the "Creation Transaction Fee")
regardless of the number of Creation Units purchased in the transaction. The

                                                                         Page 29

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST MANAGED MUNICIPAL ETF (FMB)
                                OCTOBER 31, 2017

Creation Transaction Fee may vary and is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction Fee is currently $500. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes.
When the Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit
Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

Authorized Participants redeeming Creation Units must pay to BBH, as transfer agent, a redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The
Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee is currently $500. The
Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, the Fund may, in its discretion, reject any such request.

                              7. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule
12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the
Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are
Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before February 28, 2019.

                               8. INDEMNIFICATION

The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              9. SUBSEQUENT EVENT

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued and has determined that there were the following subsequent events:

On November 2, 2017, First Trust Municipal High Income ETF, an additional series of the Trust, began trading under the ticker symbol FMHI on Nasdaq.

On December 10, 2017, the Board of Trustees and the Advisor entered into a Fee
Waiver Agreement for the Fund pursuant to which the Advisor contractually agreed to waive management fees of 0.15% of average daily net assets until March 1,
2019.


--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF FIRST TRUST MANAGED MUNICIPAL
ETF:

We have audited the accompanying statement of assets and liabilities of First
Trust Managed Municipal ETF (the "Fund"), a series of the First Trust
Exchange-Traded Fund III, including the portfolio of investments, as of October
31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the
Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the Fund's custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First
Trust Managed Municipal ETF as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 21, 2017

                                                                         Page 31

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ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                    FIRST TRUST MANAGED MUNICIPAL ETF (FMB)
                          OCTOBER 31, 2017 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the
Securities and Exchange Commission's ("SEC") website located at
http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com;

(3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information
regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                            FEDERAL TAX INFORMATION

For the taxable year ended October 31, 2017, the following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement. The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2017:

            Federal and State Income Tax               Percentages
          --------------------------------            -------------
            Tax-Exempt Interest Dividends                99.90%
            Alternative minimum tax (AMT)                 6.58%

                              RISK CONSIDERATIONS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objective will be achieved.

ALTERNATIVE MINIMUM TAX RISK. The Fund has no limit as to the amount that can be invested in alternative minimum tax bonds. Therefore, all or a portion of the
Fund's otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.

AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, Fund shares may trade at a discount to the Fund's net asset value and possibly face delisting.

CALL RISK. If an issuer calls higher-yielding debt instruments held by the Fund, performance could be adversely impacted.

CASH TRANSACTIONS RISK. The Fund will, under most circumstances, effect a significant portion of creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an exchange-traded fund that effects its creations and redemption for in-kind securities. Because the Fund may effect a portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of shares may result in capital gains or losses and may also result in higher brokerage costs.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CUSTODIAL RECEIPT TRUSTS RISK. Custodial receipts are financial instruments similar to tender option bonds ("TOB") sold through private placements that represent the right to receive future principal and interest payments on underlying municipal obligations. Custodial receipt trusts may issue inverse floater securities and if an Underlying Fund were to hold inverse floaters issued by custodial receipt trusts, the Underlying Fund would be subject to the risks of inverse floaters described herein. In particular, because the instruments may be leveraged, their market values may be more volatile than other types of fixed-income instruments.

CYBER SECURITY RISK. As the use of Internet technology has become more prevalent in the course of business, the Fund has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST MANAGED MUNICIPAL ETF (FMB)
                          OCTOBER 31, 2017 (UNAUDITED)

capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund's digital information systems through "hacking" or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund's third party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.

FLUCTUATION OF NET ASSET VALUE RISK. The net asset value of shares of the Fund will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of shares will generally fluctuate in accordance with changes in net asset value as well as the relative supply of and demand for shares on Nasdaq. The Fund's investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on
Nasdaq at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed for cash, or in certain circumstances, in-kind, in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund's investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained.

HIGH YIELD SECURITIES RISK. High yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and therefore, are considered to be highly speculative. These securities are issued by issuers that may have narrowly focused operations and/or other impediments to the timely payment of periodic interest and principal at maturity. If the economy slows down or dips into recession, the issuers of high yield securities may not have sufficient resources to continue making timely payment of periodic interest and principal at maturity. The market for high yield securities is smaller and less liquid than that for investment grade securities. High yield securities are generally not listed on a national securities exchange but trade in the over-the-counter markets. Due to the smaller, less liquid market for high yield securities, the bid-offer spread on such securities is generally greater than it is for investment grade securities and the purchase or sale of such securities may take longer to complete. In general, high yield securities may have a greater risk of default than other types of securities.

INCOME RISK. Income from the Fund's fixed income investments could decline during periods of falling interest rates.

INTEREST RATE RISK. Interest rate risk is the risk that the value of the debt securities in the Fund's portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer term debt securities. Duration is a measure of the expected price volatility of a debt security as a result of changes in market rates of interest, based on, among other factors, the weighted average timing of the debt security's expected principal and interest payments. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

INVERSE FLOATERS RISK. Investments in inverse floating rate securities issued by
TOB trusts create effective leverage. Due to the leveraged nature of these investments, the value of an inverse floater will increase and decrease to a significantly greater extent than the values of the TOB trust's underlying municipal bonds in response to changes in market interest rates or credit quality. In addition, distributions paid to the Fund on its inverse floaters will be reduced or even eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. An investment in inverse floaters typically will involve greater risk than an investment in a fixed rate municipal bond.

LIQUIDITY RISK. The Fund invests a substantial portion of its assets in lower-quality debt issued by companies that are highly leveraged. Lower-quality debt tends to be less liquid than higher-quality debt. Moreover, smaller debt issues tend to be less liquid than larger debt issues. If the economy experiences a sudden downturn, or if the debt markets for such companies become distressed, the Fund may have particular difficulty selling its assets in sufficient amounts, at reasonable prices and in a sufficiently timely manner to raise the cash necessary to meet any potentially heavy redemption requests by
Fund shareholders. As of the fourth quarter of 2015, the market for high yield debt has experienced decreased liquidity, and investor perception of increased risk has caused yield spreads to widen. Decreased liquidity may negatively affect the Fund's ability to mitigate risk and to meet redemptions.

MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund's investment portfolio, the advisor will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that the Fund will meet its investment objectives.

                                                                         Page 33

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST MANAGED MUNICIPAL ETF (FMB)
                          OCTOBER 31, 2017 (UNAUDITED)

MARKET RISK. Market risk is the risk that a particular security owned by the
Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

MARKET MAKER RISK. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund's net asset value and the price at which the Fund's shares are trading on its exchange, which could result in a decrease in value of the Fund's shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund's portfolio securities and the Fund's market price. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.

MUNICIPAL LEASE OBLIGATIONS RISK. Participation interests in municipal leases pose special risks because many leases and contracts contain "non-appropriation"
clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

MUNICIPAL SECURITIES MARKET LIQUIDITY RISK. Inventories of Municipal Securities
held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease the Fund's ability to buy or sell
Municipal Securities, and increase price volatility and trading costs, particularly during periods of economic or market stress. In addition, as of the fourth quarter of 2015, the market for high yield debt has experienced decreased liquidity, and investor perception of increased risk has caused yield spreads to widen. As a result, the Fund may be forced to accept a lower price to sell a
Municipal Security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified" under the
Investment Company Act of 1940 Act, as amended (the "1940 Act"). As a result, the Fund is only limited as to the percentage of its assets that may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly concentrated in certain issuers.

POLITICAL AND ECONOMIC RISKS. The values of Municipal Securities held by the
Fund may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers.

TAX RISK. Interest income from Municipal Securities is normally not subject to regular federal income tax, but income from Municipal Securities held by the
Fund could be declared taxable because of, among other things, unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities or noncompliant conduct of a bond issuer. Consequently, the attractiveness of Municipal Securities in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax-exempt status of interest income from Municipal Securities.

TRADING ISSUES RISK. Although the shares of the Fund are listed for trading on
Nasdaq, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares on Nasdaq may be halted due to market conditions or for reasons that, in the view of Nasdaq, make trading in shares inadvisable. In addition, trading in shares on Nasdaq is subject to trading halts caused by extraordinary market volatility pursuant to Nasdaq
"circuit breaker" rules. Market makers are under no obligation to make a market in the Fund's shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of Nasdaq necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In particular, if the Fund does not comply with any provision of the Nasdaq rule change pursuant to Rule 19b-4 under the Securities Exchange Act of 1934, as amended approved by the SEC, and cannot bring itself into compliance within a reasonable period after discovering the matter, Nasdaq may remove the shares of the Fund from listing. The Fund may have difficulty maintaining its listing on Nasdaq in the event the Fund's assets are small or the Fund does not have enough shareholders.

ZERO COUPON BONDS RISK. Zero coupon bonds do not pay interest on a current basis and may be highly volatile as interest rates rise or fall. In addition, while such bonds generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause the Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by tax laws.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST MANAGED MUNICIPAL ETF (FMB)
                          OCTOBER 31, 2017 (UNAUDITED)

                        INVESTMENT MANAGEMENT AGREEMENT

BOARD CONSIDERATIONS REGARDING CONTINUATION OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Trustees (the "Board") of First Trust Exchange-Traded Fund III (the
"Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Agreement") with First
Trust Advisors L.P. (the "Advisor" or "First Trust") on behalf of the First
Trust Managed Municipal ETF (the "Fund"). The Board approved the continuation of the Agreement for a one-year period ending June 30, 2018 at a meeting held on
June 12, 2017. The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the
Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 24, 2017 and June 12, 2017, the
Board, including the Independent Trustees, reviewed materials provided by the
Advisor responding to requests for information from counsel to the Independent
Trustees that, among other things, outlined the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds (most of which were exchange-traded funds
("ETFs")) compiled by Management Practice, Inc. ("MPI"), an independent source
(the "MPI Peer Group"), and as compared to fees charged to other clients of the
Advisor, including other ETFs managed by the Advisor; expenses of the Fund as compared to expense ratios of the funds in the MPI Peer Group; performance information for the Fund; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust
Portfolios L.P. ("FTP"); and information on the Advisor's compliance program.
The Board reviewed initial materials with the Advisor at the meeting held on
April 24, 2017, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the
April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 12, 2017 meeting, as well as at the meeting held that day. The
Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from the Fund's perspective as well as from the perspective of the Fund's shareholders. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the
Fund and knowing the Fund's unitary fee.

In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. The Board noted that the Fund is an actively-managed ETF and noted that the Advisor's Municipal Securities Team is responsible for the day-to-day management of the Fund's investments. The Board considered the background and experience of the members of the Municipal
Securities Team and noted the Board's prior meetings with members of the Team.
The Board considered the Advisor's statement that it applies the same oversight model internally with its Municipal Securities Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's and the Fund's compliance with the
1940 Act, as well as the Fund's compliance with its investment objectives and policies. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the April 24, 2017 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor under the
Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with the Fund's investment objectives and policies.

The Board considered the unitary fee rate payable by the Fund under the
Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees (if any), but excluding interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board noted that the Advisor had previously agreed to waive a portion of its unitary fee in an amount equal to 0.15% of the
Fund's average daily net assets until at least March 1, 2018. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the MPI Peer Group, as well as advisory fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund's MPI Peer

                                                                         Page 35


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST MANAGED MUNICIPAL ETF (FMB)
                          OCTOBER 31, 2017 (UNAUDITED)

Group included peer funds that pay a unitary fee and because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee for the Fund, after taking into account the contractual fee waivers, was above the median total (net) expense ratio of the peer funds in the
MPI Peer Group. With respect to the MPI Peer Group, the Board discussed with representatives of the Advisor how the MPI Peer Group was assembled, limitations in creating peer groups for actively-managed ETFs, including the limited number of actively-managed ETFs investing in municipal securities and that most of the peer funds were index-based ETFs, and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability. In considering the unitary fee rate overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's description of its long-term commitment to the Fund.

The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund's performance. The Board received and reviewed information comparing the Fund's performance for the one-year period ended
December 31, 2016 to the performance of the MPI Peer Group and to a benchmark index. Based on the information provided, the Board noted that the Fund outperformed the MPI Peer Group average and the benchmark index for the one-year period ended December 31, 2016.

On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the
Fund under the Agreement.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor's statement that it expects its expenses to increase over the next twelve months as the Advisor continues to make investments in personnel and infrastructure. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the
Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board considered the revenues and allocated costs
(including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2016 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with its management of the Fund's portfolio. The
Board also considered the Advisor's compensation for fund reporting services provided to the Fund pursuant to a separate Fund Reporting Services Agreement, which is paid from the unitary fee. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the
Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Trust and the Fund. No single factor was determinative in the Board's analysis.


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                    FIRST TRUST MANAGED MUNICIPAL ETF (FMB)
                          OCTOBER 31, 2017 (UNAUDITED)

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.


                                                                                                   NUMBER OF            OTHER
                                                                                                 PORTFOLIOS IN     TRUSTEESHIPS OR
                                 TERM OF OFFICE                                                 THE FIRST TRUST     DIRECTORSHIPS
       NAME, ADDRESS,            AND YEAR FIRST                                                  FUND COMPLEX      HELD BY TRUSTEE
      DATE OF BIRTH AND            ELECTED OR                 PRINCIPAL OCCUPATIONS               OVERSEEN BY        DURING PAST
   POSITION WITH THE TRUST          APPOINTED                  DURING PAST 5 YEARS                  TRUSTEE            5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee    o Indefinite Term   Physician, Officer, Wheaton Orthopedics;          151        None
c/o First Trust Advisors L.P.                       Limited Partner, Gundersen Real Estate
120 E. Liberty Drive,           o Since Inception   Limited Partnership (June 1992 to
  Suite 400                                         December 2016); Member, Sportsmed LLC
Wheaton, IL 60187                                   (April 2007 to November 2015)
D.O.B.: 04/51

Thomas R. Kadlec, Trustee       o Indefinite Term   President, ADM Investor Services, Inc.            151        Director of ADM
c/o First Trust Advisors L.P.                       (Futures Commission Merchant)                                Investor Services,
120 E. Liberty Drive,           o Since Inception                                                                Inc., ADM
  Suite 400                                                                                                      Investor Services
Wheaton, IL 60187                                                                                                International,
D.O.B.: 11/57                                                                                                    Futures Industry
                                                                                                                 Association, and
                                                                                                                 National Futures
                                                                                                                 Association

Robert F. Keith, Trustee        o Indefinite Term   President, Hibs Enterprises (Financial and        151        Director of Trust
c/o First Trust Advisors L.P.                       Management Consulting)                                       Company of
120 E. Liberty Drive,           o Since Inception                                                                Illinois
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56

Niel B. Nielson, Trustee        o Indefinite Term   Managing Director and Chief Operating             151        Director of
c/o First Trust Advisors L.P.                       Officer (January 2015 to Present), Pelita                    Covenant
120 E. Liberty Drive,           o Since Inception   Harapan Educational Foundation                               Transport, Inc.
  Suite 400                                         (Educational Products and Services);                         (May 2003 to
Wheaton, IL 60187                                   President and Chief Executive Officer                        May 2014)
D.O.B.: 03/54                                       (June 2012 to September 2014), Servant
                                                    Interactive LLC (Educational Products and
                                                    Services); President and Chief Executive
                                                    Officer (June 2012 to September 2014),
                                                    Dew Learning LLC (Educational Products
                                                    and Services); President (June 2002 to June
                                                    2012), Covenant College

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

James A. Bowen(1), Trustee,     o Indefinite  Term  Chief Executive Officer, First Trust              151        None
Chairman of the Board                               Advisors L.P. and First Trust Portfolios L.P.;
120 E. Liberty Drive,           o Since Inception   Chairman of the Board of Directors,
  Suite 400                                         BondWave LLC (Software Development
Wheaton, IL 60187                                   Company) and Stonebridge Advisors LLC
D.O.B.: 09/55                                       (Investment Advisor)


-----------------------------
(1)   Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P.,
      investment advisor of the Trust.

                                                                         Page 37


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST MANAGED MUNICIPAL ETF (FMB)
                          OCTOBER 31, 2017 (UNAUDITED)


                               POSITION AND             TERM OF OFFICE
    NAME, ADDRESS                OFFICES                AND LENGTH OF                        PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH             WITH TRUST                 SERVICE                            DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                  OFFICERS WHO ARE NOT TRUSTEES(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas          President and Chief          o Indefinite Term      Managing Director and Chief Financial Officer
120 E. Liberty Drive,   Executive Officer                                   (January 2016 to Present), Controller (January 2011
  Suite 400                                          o Since January 2016   to January 2016), Senior Vice President (April 2007
Wheaton, IL 60187                                                           to January 2016), First Trust Advisors L.P. and First
D.O.B.: 01/66                                                               Trust Portfolios L.P.; Chief Financial Officer
                                                                            (January 2016 to Present), BondWave LLC
                                                                            (Software Development Company) and Stonebridge
                                                                            Advisors LLC (Investment Advisor)

Donald P. Swade         Treasurer, Chief Financial   o Indefinite Term      Senior Vice President (July 2016 to Present), Vice
120 E. Liberty Drive,   Officer and Chief                                   President (April 2012 to July 2016), First Trust
  Suite 400             Accounting Officer           o Since January 2016   Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 08/72

W. Scott Jardine        Secretary and Chief          o Indefinite Term      General Counsel, First Trust Advisors L.P., First
120 E. Liberty Drive,   Legal Officer                                       Trust Portfolios L.P.; Secretary and General
  Suite 400                                          o Since Inception      Counsel, BondWave LLC; Secretary, Stonebridge
Wheaton, IL 60187                                                           Advisors LLC
D.O.B.: 05/60

Daniel J. Lindquist     Vice President               o Indefinite Term      Managing Director, First Trust Advisors L.P. and
120 E. Liberty Drive,                                                       First Trust Portfolios L.P.
  Suite 400                                          o Since Inception
Wheaton, IL 60187
D.O.B: 02/70

Kristi A. Maher         Chief Compliance             o Indefinite Term      Deputy General Counsel, First Trust Advisors L.P.
120 E. Liberty Drive,   Officer and                                         and First Trust Portfolios L.P.
  Suite 400             Assistant Secretary          o Since Inception
Wheaton, IL 60187
D.O.B.: 12/66

Roger F. Testin         Vice President               o Indefinite Term      Senior Vice President, First Trust Advisors L.P.
120 E. Liberty Drive,                                                       and First Trust Portfolios L.P.
  Suite 400                                          o Since Inception
Wheaton, IL 60187
D.O.B.: 06/66

Stan Ueland             Vice President               o Indefinite Term      Senior Vice President, First Trust Advisors L.P.
120 E. Liberty Drive,                                                       and First Trust Portfolios L.P.
  Suite 400                                          o Since Inception
Wheaton, IL 60187
D.O.B.: 11/70


-----------------------------
(2)   The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.


--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                    FIRST TRUST MANAGED MUNICIPAL ETF (FMB)
                          OCTOBER 31, 2017 (UNAUDITED)

                                 PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o     Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews,
            applications, agreements or other forms;

      o     Information about your transactions with us, our affiliates or others;

      o     Information we receive from your inquiries by mail, e-mail or telephone; and

      o     Information we collect on our website through the use of "cookies".
            For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o     In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o     We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

USE OF WEB ANALYTICS

We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust's website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust's website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually.
We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at
1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust
Advisors).

May 2017

                                                                         Page 39


                      This page intentionally left blank.


FIRST TRUST

First Trust Exchange-Traded Fund III

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL  60187

ADMINISTRATOR, CUSTODIAN
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA  02110

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603


[BLANK BACK COVER]


FIRST TRUST

First Trust Exchange-Traded Fund III
--------------------------------------------------------------------------------

First Trust Long/Short Equity ETF (FTLS)

Annual Report
For the Year Ended
October 31, 2017


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)
                                 ANNUAL REPORT
                                OCTOBER 31, 2017

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First
Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate,"
"estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund III (the "Trust") described in this report for the First Trust Long/Short Equity ETF (hereinafter referred to as the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The
Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional
Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit
http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund's portfolio and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the
Fund, you may obtain an understanding of how the market environment affected the
Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of a relevant market benchmark.

It is important to keep in mind that the opinions expressed by personnel of the
Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the
Fund are spelled out in its prospectus, statement of additional information, this report and other Fund regulatory filings.


--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                    FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                OCTOBER 31, 2017

Dear Shareholders:

Thank you for your investment in First Trust Long/Short Equity ETF.

First Trust is pleased to provide you with the annual report which contains detailed information about your investment for the 12 months ended October 31,
2017, including a market overview and a performance analysis for the period. We encourage you to read this report carefully and discuss it with your financial advisor.

The U.S. bull market continued through the November 2016 election and the first nine months of the Trump presidency. During that period, November 8, 2016
(Election Day 2016) through October 31, 2017, the S&P 500(R) Index (the "Index")
posted a total return of 22.73%, according to Bloomberg. Ten of the eleven Index sectors were up on a total return basis as well. Since the beginning of 2017 through October 31, 2017, the Index has closed its trading sessions at all-time highs on 50 occasions. Finally, as of October 31, 2017, the Index has spent the entire year in positive territory. This has only happened in 10 different years over the past seven decades.

The current bull market, as measured from March 9, 2009 through October 31,
2017, is the second longest in history. While we are optimistic about the U.S.
economy, we are also aware that no one can predict the future or know how markets will perform in different economic environments. We believe that one should invest for the long term and be prepared for market volatility by keeping current on your portfolio and investing goals by speaking regularly with your investment professional. It is also important to keep in mind that past performance can never guarantee future results.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value our relationship with you and will continue to focus on bringing the types of investments that we believe can help you reach your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

                                                                          Page 1


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)

The investment objective of First Trust Long/Short Equity ETF (the "Fund") is to
seek to provide investors with long-term total return. The Fund pursues its investment objective by establishing long and short positions in a portfolio of
Equity Securities (as defined below). Under normal circumstances, at least 80%
of the Fund's net assets (including investment borrowings) will be exposed to
U.S. exchange-listed equity securities of U.S. and non-U.S. companies by investing in such securities directly and/or in U.S. exchange-traded funds
("ETFs") that provide exposure to such securities. The securities of the companies and ETFs in which the Fund will invest are referred to collectively as
"Equity Securities." The Equity Securities held by the Fund may include U.S.
exchange-listed equity securities of non-U.S. issuers, as well as investments in the equity securities of non-U.S. issuers that are in the form of depositary receipts.

The Fund takes long and short positions in Equity Securities. As opposed to taking long positions in which an investor seeks to profit from increases in the price of a security, short selling is a technique that will be used by the Fund to try and profit from the falling price of a security. Short selling involves selling a security that has been borrowed from a third party with the intention of buying an identical security back at a later date to return to that third party.

Having both long and short positions in an equity security portfolio is a common way to create returns that are independent of market moves. One advantage of a long and short portfolio is that the long and short positions may offset one another in a manner that results in a lower net exposure to the direction of the market. In addition, cash balances arising from the use of short selling typically will be held in money market instruments.


----------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
----------------------------------------------------------------------------------------------------------------------------------
                                                                                            AVERAGE ANNUAL          CUMULATIVE
                                                                                             TOTAL RETURNS         TOTAL RETURNS
                                                                         1 Year Ended     Inception (9/8/14)    Inception (9/8/14)
                                                                           10/31/17           to 10/31/17           to 10/31/17
FUND PERFORMANCE
NAV                                                                         17.23%               8.45%                29.07%
Market Price                                                                17.19%               8.46%                29.10%

INDEX PERFORMANCE
S&P 500(R) Index                                                            23.63%              10.62%                37.36%
----------------------------------------------------------------------------------------------------------------------------------


Total returns for the period since inception are calculated from the inception date of the Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total
Returns" represent the total change in value of an investment over the period indicated.

The Fund's per share net asset value ("NAV") is the value of one share of the
Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market price returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the
Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future performance.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)

-----------------------------------------------------------
                                                  % OF
                                                LONG-TERM
PORTFOLIO SECTOR ALLOCATION                    INVESTMENTS
-----------------------------------------------------------
Financials                                        17.4%
Information Technology                            16.0
Industrials                                       14.8
Health Care                                       13.0
Consumer Discretionary                            12.1
Consumer Staples                                  10.5
Energy                                             6.4
Real Estate                                        3.5
Telecommunication Services                         3.2
Materials                                          3.1
                                                -------
     Total                                       100.0%
                                                =======

-----------------------------------------------------------
                                                  % OF
                                               INVESTMENTS
PORTFOLIO SECTOR ALLOCATION                    SOLD SHORT
-----------------------------------------------------------
Financials                                        28.5%
Consumer Discretionary                            11.7
Health Care                                       11.1
Information Technology                            10.9
Industrials                                       10.2
Energy                                             8.9
Consumer Staples                                   7.0
Real Estate                                        5.0
Materials                                          3.4
Telecommunication Services                         3.3
                                                -------
     Total                                       100.0%
                                                =======

-----------------------------------------------------------
TOP TEN LONG-TERM INVESTMENTS               % OF NET ASSETS
-----------------------------------------------------------
Apple, Inc.                                        3.5%
Adobe Systems, Inc.                                2.7
Berkshire Hills Bancorp, Inc.                      2.6
JPMorgan Chase & Co.                               2.5
Boeing (The) Co.                                   2.5
Capital One Financial Corp.                        2.5
Wal-Mart Stores, Inc.                              2.5
Visa, Inc., Class A                                2.3
Cal-Maine Foods, Inc.                              2.2
Equity LifeStyle Properties, Inc.                  2.1
                                                -------
     Total                                        25.4%
                                                =======

-----------------------------------------------------------
TOP TEN INVESTMENTS SOLD SHORT              % OF NET ASSETS
-----------------------------------------------------------
SPDR S&P 500 ETF Trust                            -4.8%
Air Products & Chemicals, Inc.                    -0.4
Ford Motor Co.                                    -0.4
Fulton Financial Corp.                            -0.4
Occidental Petroleum Corp.                        -0.4
U.S. Bancorp                                      -0.4
International Business Machines Corp.             -0.4
Ironwood Pharmaceuticals, Inc.                    -0.4
Wesco Aircraft Holdings, Inc.                     -0.4
Yum! Brands, Inc.                                 -0.4
                                                -------
      Total                                       -8.4%
                                                =======

                                                                          Page 3


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)


                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                      SEPTEMBER 8, 2014 - OCTOBER 31, 2017

                       First Trust Long/
                       Short Equity ETF                     S&P 500 Index
9/8/14                     $10,000                             $10,000
10/31/14                    10,186                              10,105
4/30/15                     10,895                              10,550
10/31/15                    10,960                              10,631
4/30/16                     10,701                              10,676
10/31/16                    11,009                              11,109
4/30/17                     12,086                              12,589
10/31/17                    12,907                              13,735


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH OCTOBER 31, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period September 9, 2014
(commencement of trading) through October 31, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
9/9/14 - 10/31/14           23                3              0             0
11/1/14 - 10/31/15         190                7              0             1
11/1/15 - 10/31/16         170                0              0             0
11/1/16 - 10/31/17         173                0              0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
9/9/14 - 10/31/14            9                4              0             0
11/1/14 - 10/31/15          41               12              0             0
11/1/15 - 10/31/16          81                1              0             0
11/1/16 - 10/31/17          79                0              0             0


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                    FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)
                                 ANNUAL REPORT
                          OCTOBER 31, 2017 (UNAUDITED)

                               INVESTMENT MANAGER

The First Trust Advisors L.P. ("First Trust") Alternatives & Active Management
Team was formed in July of 2011 and is headed by John Gambla, CFA, FRM, PRM and
Rob Guttschow, CFA. Prior to joining First Trust, Messrs. Gambla and Guttschow were Co-Chief Investment Officers at Nuveen Hyde Park, a quantitative money manager. The team focuses on systematic and disciplined strategies using a variety of statistical techniques along with a fundamental overlay based upon their combined 40+ years of investment experience. Currently the team manages/consults for a variety of portfolios structured as exchanged-traded funds and separately managed accounts in the United States.

                           PORTFOLIO MANAGEMENT TEAM

JOHN GAMBLA - CFA, FRM, PRM, SENIOR PORTFOLIO MANAGER OF FIRST TRUST,
   FTA-ALTERNATIVES & ACTIVE MANAGEMENT TEAM

ROB A. GUTTSCHOW - CFA, SENIOR PORTFOLIO MANAGER OF FIRST TRUST,
   FTA-ALTERNATIVES & ACTIVE MANAGEMENT TEAM

                                   COMMENTARY

FIRST TRUST LONG/SHORT EQUITY ETF
First Trust Long/Short Equity ETF (the "Fund" or "FTLS") is an actively managed exchange-traded fund ("ETF"). The Fund's primary investment objective is to seek to provide investors with long-term total return. The Fund pursues its investment objective by establishing long and short positions in a portfolio of equity securities. Under normal circumstances, at least 80% of the Fund's net assets (including investment borrowings) will be exposed to U.S. exchange-listed equity securities of U.S. and non-U.S. companies by investing in such securities directly and/or in U.S. ETFs that provide exposure to such securities.

OVERALL MARKET RECAP
U.S. economic growth remained stuck in the "plow horse economy" as stated by
Brian Wesbury, Chief Economist of First Trust Advisors. For the fiscal period
October 31, 2016 to October 31, 2017, gross domestic product ("GDP") growth averaged 2.3%, a good uptick from the prior 12-month period of 1.5%, but still well short of the 3% growth seen in prior recovery periods. The headline U.S.
unemployment rate fell steadily during the period, dropping from 4.8% as of
October 31, 2016 to 4.1% as of October 31, 2017. The total number of non-farm payroll jobs added to the U.S. economy during the fiscal period, as measured by the Bureau of Labor Statistics, was approximately 2.0 million.

The steady plow horse performance of the U.S. economy and the decline in the unemployment rate prompted the Federal Reserve Open Market Committee ("FOMC") to
gradually begin raising interest rates. Short rates increased approximately
0.75% in the fiscal year ended October 31, 2017. For the first time since 2008, an investor can earn more than 1.0% on an annualized basis by investing in U.S.
3-Month Government Treasury Bills. The FOMC also announced a gradual plan to reduce the size of their bloated balance sheet, further confirming their view that the U.S. economy is finally recovering from the Global Financial Crisis of
2008-2009.

The U.S. equity markets posted strong positive performance for the fiscal period while simultaneously displaying extremely low levels of volatility. Revenue growth for the S&P 500(R) Index (the "Index" or "Benchmark"), according to
Standard and Poor's, on a year-over-year basis was very strong, with the most recent year-over-year revenue numbers showing an annual growth rate of 5.7%*.
Revenue growth translated into good earnings growth with Index operating earnings up by 17.1% for the same year-over-year period. Political risks abounded during this fiscal period, but did not translate into meaningful volatility. During this fiscal period, there was only one down month for the
Index, March of 2017. The period ended with the Index up seven months in a row.

FUND PERFORMANCE - FTLS
The Fund returned 17.19% on a market price basis and 17.23% on a net asset value
("NAV") basis for the period from October 31, 2016 through October 31, 2017. The
Benchmark returned 23.63% during the fiscal period.

The Fund's investment process involves constructing both a long and short portfolio consisting of at least 80% of net assets in U.S. exchange-listed equity securities of U.S. and non-U.S. companies such as common stocks and ETFs.
The portfolio management team follows a systematic portfolio construction process designed to balance the drivers of risk and return that exist between

-----------------------------
* Year over year numbers are one year total revenue as of September 17, 2017 versus one year total revenue as of September 17, 2016.

                                                                          Page 5


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)
                                 ANNUAL REPORT
                          OCTOBER 31, 2017 (UNAUDITED)

the long and short positions. The investment process uses Sabrient/Gradient's
EQR model ranking as an input in determining holdings, both long and short.
Additional proprietary research is used to build the portfolios and to tactically manage both the overall percentage and composition of the long and short exposures in the portfolio.

The Fund's net equity exposure varied between 70% and 80% with the long positions being held at a fully invested position of approximately 98%-100% and short positions varying between 20% and 30%. During the fiscal period, the companies held as short positions within the Fund, rose in value substantially less than the overall market, but, generally speaking, the rising tide of the market lifted all boats, resulting in the short positions reducing fund performance. The Fund's long positions, as stand-alone investments, slightly underperformed the Benchmark with lower average allocations to information technology and financials hurting performance while overweight's in the consumer staples and real estate sectors helped performance. Stock selection within the consumer staples sector was also particularly positive during the fiscal period, while stock selection within the consumer discretionary hurt overall performance. Overall, the Fund underperformed the Benchmark but realized returns and risk commiserate with its overall market exposures of 98%-100% long and 25%
short.

MARKET AND FUND OUTLOOK
Today, we believe the Fund is well positioned to achieve its investment objectives of seeking to provide investors with long-term total return. The Fund is invested in a broad array of U.S. equity securities with a net market exposure of approximately 76% versus its unmanaged Benchmark's exposure of 100%.
We believe the Fund's combination of a broadly diversified portfolio which is long high-quality stocks and short low-quality stocks, as measured by an earnings quality model, positions the Fund well to continue to achieve its investment objective.


FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)
UNDERSTANDING YOUR FUND EXPENSES
OCTOBER 31, 2017 (UNAUDITED)

As a shareholder of First Trust Long/Short Equity ETF (the "Fund") you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2017.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month
Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


----------------------------------------------------------------------------------------------------------------------------
                                                                                            ANNUALIZED        EXPENSES PAID
                                                    BEGINNING             ENDING          EXPENSE RATIO        DURING THE
                                                  ACCOUNT VALUE       ACCOUNT VALUE        BASED ON THE         SIX-MONTH
                                                    MAY 1, 2017      OCTOBER 31, 2017   SIX-MONTH PERIOD       PERIOD (a)
----------------------------------------------------------------------------------------------------------------------------
FIRST TRUST LONG/SHORT EQUITY ETF
Actual                                              $1,000.00           $1,067.90             1.52%                $7.92
Hypothetical (5% return before expenses)            $1,000.00           $1,017.54             1.52%                $7.73


(a)   Expenses are equal to the annualized expense ratio as indicated in the table, multiplied by the average account value over the period (May 1,
      2017 through October 31, 2017), and multiplied by 184/365 (to reflect the one-half year period).

                                                                          Page 7


FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2017


   SHARES                                               DESCRIPTION                                              VALUE
-------------   -------------------------------------------------------------------------------------------  --------------
COMMON STOCKS - 85.4%

                AEROSPACE & DEFENSE - 3.0%
       11,822   Boeing (The) Co. (a).......................................................................  $    3,049,840
        2,242   TransDigm Group, Inc.......................................................................         622,155
                                                                                                             --------------
                                                                                                                  3,671,995
                                                                                                             --------------
                AIR FREIGHT & LOGISTICS - 0.3%
        3,494   United Parcel Service, Inc., Class B.......................................................         410,650
                                                                                                             --------------
                AIRLINES - 2.8%
        4,503   Alaska Air Group, Inc......................................................................         297,333
        3,110   Allegiant Travel Co........................................................................         424,204
        8,555   American Airlines Group, Inc...............................................................         400,545
       42,992   Southwest Airlines Co. (a).................................................................       2,315,549
                                                                                                             --------------
                                                                                                                  3,437,631
                                                                                                             --------------
                AUTO COMPONENTS - 2.5%
        3,824   Cooper-Standard Holdings, Inc (b)..........................................................         426,300
       15,337   Delphi Automotive PLC......................................................................       1,524,191
       52,122   Gentex Corp................................................................................       1,011,688
                                                                                                             --------------
                                                                                                                  2,962,179
                                                                                                             --------------
                BANKS - 9.1%
       81,757   Berkshire Hills Bancorp, Inc...............................................................       3,131,293
       41,814   FCB Financial Holdings, Inc., Class A (b)..................................................       1,952,714
       59,412   Hilltop Holdings, Inc......................................................................       1,399,747
       30,554   JPMorgan Chase & Co........................................................................       3,074,038
       44,171   People's United Financial, Inc.............................................................         824,231
       14,231   ServisFirst Bancshares, Inc................................................................         583,613
                                                                                                             --------------
                                                                                                                 10,965,636
                                                                                                             --------------
                BEVERAGES - 0.8%
        8,066   Anheuser-Busch InBev S.A./N.V., ADR........................................................         990,343
                                                                                                             --------------
                BIOTECHNOLOGY - 4.8%
        4,218   Biogen, Inc. (a) (b).......................................................................       1,314,582
        9,658   Esperion Therapeutics, Inc. (b)............................................................         441,757
        8,708   FibroGen, Inc. (b).........................................................................         486,342
       17,471   Gilead Sciences, Inc.......................................................................       1,309,626
        4,811   Puma Biotechnology, Inc. (b)...............................................................         612,440
        2,964   Shire PLC, ADR.............................................................................         437,575
       73,128   Vanda Pharmaceuticals, Inc. (b)............................................................       1,148,110
                                                                                                             --------------
                                                                                                                  5,750,432
                                                                                                             --------------
                BUILDING PRODUCTS - 0.3%
        4,852   Allegion PLC...............................................................................         404,608
                                                                                                             --------------
                CHEMICALS - 3.1%
       12,910   DowDuPont, Inc.............................................................................         933,522
        5,924   Sherwin-Williams (The) Co..................................................................       2,340,869
        6,920   Trinseo S.A................................................................................         491,320
                                                                                                             --------------
                                                                                                                  3,765,711
                                                                                                             --------------
                COMMERCIAL SERVICES & SUPPLIES - 0.9%
       25,541   Rollins, Inc...............................................................................       1,121,505
                                                                                                             --------------
                CONSTRUCTION & ENGINEERING - 0.9%
       16,163   Argan, Inc.................................................................................       1,111,206
                                                                                                             --------------
                CONSUMER FINANCE - 2.5%
       32,833   Capital One Financial Corp.................................................................       3,026,546
                                                                                                             --------------


Page 8                  See Notes to Financial Statements


FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017


   SHARES                                               DESCRIPTION                                              VALUE
-------------   -------------------------------------------------------------------------------------------  --------------
COMMON STOCKS (CONTINUED)

                DIVERSIFIED CONSUMER SERVICES - 0.9%
       30,705   Service Corp. International/US.............................................................  $   1,088,799
                                                                                                             --------------
                DIVERSIFIED TELECOMMUNICATION SERVICES - 1.4%
       26,110   AT&T, Inc..................................................................................         878,601
       73,607   Telefonica S.A., ADR.......................................................................         766,249
                                                                                                             --------------
                                                                                                                  1,644,850
                                                                                                             --------------
                ELECTRICAL EQUIPMENT - 0.6%
        3,497   Rockwell Automation, Inc...................................................................         702,268
                                                                                                             --------------
                FOOD & STAPLES RETAILING - 3.1%
       10,572   CVS Health Corp............................................................................         724,499
       34,059   Wal-Mart Stores, Inc.......................................................................       2,973,691
                                                                                                             --------------
                                                                                                                  3,698,190
                                                                                                             --------------
                FOOD PRODUCTS - 5.8%
       58,165   Cal-Maine Foods, Inc. (b)..................................................................       2,617,425
       13,479   ConAgra Brands, Inc........................................................................         460,443
       20,234   Hershey (The) Co...........................................................................       2,148,446
       17,360   McCormick & Co., Inc.......................................................................       1,727,841
                                                                                                             --------------
                                                                                                                  6,954,155
                                                                                                             --------------
                HEALTH CARE EQUIPMENT & SUPPLIES - 1.7%
       11,734   Danaher Corp...............................................................................       1,082,696
       12,531   Medtronic PLC..............................................................................       1,008,996
                                                                                                             --------------
                                                                                                                  2,091,692
                                                                                                             --------------
                HEALTH CARE PROVIDERS & SERVICES - 3.0%
       10,435   AMN Healthcare Services, Inc. (b)..........................................................         458,097
        9,018   Express Scripts Holding Co. (b)............................................................         552,713
       13,011   Laboratory Corp of America Holdings (b)....................................................       1,999,921
        3,083   UnitedHealth Group, Inc. (a)...............................................................         648,108
                                                                                                             --------------
                                                                                                                  3,658,839
                                                                                                             --------------
                HOTELS, RESTAURANTS & LEISURE - 1.0%
        8,195   Las Vegas Sands Corp.......................................................................         519,399
        3,814   McDonald's Corp............................................................................         636,595
                                                                                                             --------------
                                                                                                                  1,155,994
                                                                                                             --------------
                HOUSEHOLD DURABLES - 4.2%
       11,664   Lennar Corp., Class A......................................................................         649,335
          487   NVR, Inc. (b)..............................................................................       1,598,027
       50,254   PulteGroup, Inc............................................................................       1,519,178
       22,360   Tupperware Brands Corp.....................................................................       1,313,650
                                                                                                             --------------
                                                                                                                  5,080,190
                                                                                                             --------------
                INDUSTRIAL CONGLOMERATES - 1.5%
        7,044   Roper Technologies, Inc....................................................................       1,818,549
                                                                                                             --------------
                INTERNET SOFTWARE & SERVICES - 1.3%
        8,818   Facebook, Inc., Class A (b)................................................................       1,587,769
                                                                                                             --------------
                IT SERVICES - 3.4%
        6,381   Accenture PLC, Class A (a).................................................................         908,399
        5,623   Cognizant Technology Solutions Corp., Class A..............................................         425,493
       24,797   Visa, Inc., Class A........................................................................       2,727,174
                                                                                                             --------------
                                                                                                                  4,061,066
                                                                                                             --------------
                LEISURE PRODUCTS - 0.3%
        6,906   Brunswick Corp.............................................................................         349,789
                                                                                                             --------------


                        See Notes to Financial Statements                 Page 9


FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017


   SHARES                                               DESCRIPTION                                              VALUE
-------------   -------------------------------------------------------------------------------------------  --------------
COMMON STOCKS (CONTINUED)

                MACHINERY - 1.9%
       36,483   Toro (The) Co. (a).........................................................................  $    2,292,957
                                                                                                             --------------
                MEDIA - 0.6%
       25,021   Liberty Global PLC, Class A (b)............................................................         771,898
                                                                                                             --------------
                MULTILINE RETAIL - 0.8%
        9,957   Big Lots, Inc..............................................................................         510,894
        6,898   Target Corp................................................................................         407,258
                                                                                                             --------------
                                                                                                                    918,152
                                                                                                             --------------
                OIL, GAS & CONSUMABLE FUELS - 1.8%
       52,910   Enbridge Energy Management, LLC (c)........................................................         761,904
        9,422   Exxon Mobil Corp. (a)......................................................................         785,323
        7,284   Valero Energy Corp.........................................................................         574,635
                                                                                                             --------------
                                                                                                                  2,121,862
                                                                                                             --------------
                PHARMACEUTICALS - 3.4%
        2,664   Allergan PLC...............................................................................         472,141
       12,924   Catalent, Inc. (b).........................................................................         550,433
       34,192   Merck & Co., Inc. (a)......................................................................       1,883,637
       12,823   Mylan N.V. (b).............................................................................         457,910
       14,137   Novo Nordisk A/S, ADR......................................................................         703,881
                                                                                                             --------------
                                                                                                                  4,068,002
                                                                                                             --------------
                PROFESSIONAL SERVICES - 0.4%
        4,592   Insperity, Inc.............................................................................         435,781
                                                                                                             --------------
                SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.5%
       12,023   Maxim Integrated Products, Inc.............................................................         631,688
                                                                                                             --------------
                SOFTWARE - 6.1%
       18,707   Adobe Systems, Inc. (a) (b)................................................................       3,276,718
       78,598   CA, Inc....................................................................................       2,545,003
        4,342   Electronic Arts, Inc. (b)..................................................................         519,303
       10,358   Fortinet, Inc. (b).........................................................................         408,209
       12,673   Oracle Corp................................................................................         645,056
                                                                                                             --------------
                                                                                                                  7,394,289
                                                                                                             --------------
                SPECIALTY RETAIL - 1.7%
       35,576   Buckle (The), Inc..........................................................................         585,225
        6,834   Home Depot (The), Inc. (a).................................................................       1,132,940
        4,947   Lowe's Cos., Inc...........................................................................         395,513
                                                                                                             --------------
                                                                                                                  2,113,678
                                                                                                             --------------
                TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 4.6%
       24,971   Apple, Inc. (a)............................................................................       4,221,098
       43,077   BlackBerry Ltd. (b)........................................................................         471,262
       39,185   HP, Inc. (a)...............................................................................         844,437
                                                                                                             --------------
                                                                                                                  5,536,797
                                                                                                             --------------
                TOBACCO - 0.7%
       13,814   Altria Group, Inc. (a).....................................................................         887,135
                                                                                                             --------------
                TRADING COMPANIES & DISTRIBUTORS - 1.5%
       21,428   Fastenal Co................................................................................       1,006,473
        5,997   United Rentals, Inc. (b)...................................................................         848,456
                                                                                                             --------------
                                                                                                                  1,854,929
                                                                                                             --------------
                TRANSPORTATION INFRASTRUCTURE - 0.4%
        6,582   Macquarie Infrastructure Corp..............................................................         457,778
                                                                                                             --------------


Page 10                 See Notes to Financial Statements


FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017


  SHARES/
   UNITS                                                DESCRIPTION                                              VALUE
-------------   -------------------------------------------------------------------------------------------  --------------
COMMON STOCKS (CONTINUED)

                WIRELESS TELECOMMUNICATION SERVICES - 1.8%
       76,715   Vodafone Group PLC, ADR....................................................................  $    2,223,201
                                                                                                             --------------
                TOTAL COMMON STOCKS........................................................................     103,218,739
                (Cost $93,199,515)                                                                           --------------

REAL ESTATE INVESTMENT TRUSTS - 5.3%

                EQUITY REAL ESTATE INVESTMENT TRUSTS - 3.5%
       29,063   Equity LifeStyle Properties, Inc. (a)......................................................       2,571,494
       34,416   Four Corners Property Trust, Inc...........................................................         849,387
       13,806   Hospitality Properties Trust (a)...........................................................         394,575
        5,861   Ventas, Inc................................................................................         367,778
                                                                                                             --------------
                                                                                                                  4,183,234
                                                                                                             --------------
                MORTGAGE REAL ESTATE INVESTMENT TRUSTS - 1.8%
      194,128   Annaly Capital Management, Inc.............................................................       2,224,707
                                                                                                             --------------
                TOTAL REAL ESTATE INVESTMENT TRUSTS........................................................       6,407,941
                (Cost $5,804,330)                                                                            --------------

MASTER LIMITED PARTNERSHIPS - 4.6%

                OIL, GAS & CONSUMABLE FUELS - 4.6%
       55,120   CVR Refining, L.P. (b).....................................................................         625,612
       75,667   Enterprise Products Partners, L.P. (a).....................................................       1,853,841
       26,307   Shell Midstream Partners, L.P..............................................................         668,461
       44,471   TC PipeLines, L.P..........................................................................       2,369,860
                                                                                                             --------------
                TOTAL MASTER LIMITED PARTNERSHIPS..........................................................       5,517,774
                (Cost $5,964,826)                                                                            --------------

EXCHANGE-TRADED FUNDS - 3.8%

                CAPITAL MARKETS - 3.8%
       12,396   iShares Core S&P Small-Cap ETF (a).........................................................         927,965
        6,193   iShares Russell 2000 ETF (a)...............................................................         924,367
        5,128   iShares Russell 2000 Growth ETF (a)........................................................         931,245
        7,395   iShares Russell 2000 Value ETF (a).........................................................         918,311
        6,358   Vanguard Small-Cap ETF (a).................................................................         912,564
                                                                                                             --------------
                TOTAL EXCHANGE-TRADED FUNDS................................................................       4,614,452
                (Cost $3,476,957)                                                                            --------------

                TOTAL INVESTMENTS - 99.1%..................................................................     119,758,906
                (Cost $108,445,628) (d)                                                                      --------------

COMMON STOCKS SOLD SHORT - (17.6%)

                AEROSPACE & DEFENSE - (0.5%)
       (1,040)  Curtiss-Wright Corp........................................................................        (122,980)
         (769)  United Technologies Corp...................................................................         (92,095)
      (49,479)  Wesco Aircraft Holdings, Inc. (b)..........................................................        (447,785)
                                                                                                             --------------
                                                                                                                   (662,860)
                                                                                                             --------------
                AUTOMOBILES - (0.4%)
      (37,704)  Ford Motor Co..............................................................................        (462,628)
                                                                                                             --------------
                BANKS - (1.5%)
       (4,598)  BB&T Corp..................................................................................        (226,406)
       (3,063)  Cullen/Frost Bankers, Inc..................................................................        (301,705)


                        See Notes to Financial Statements                Page 11


FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017


   SHARES                                               DESCRIPTION                                              VALUE
-------------   -------------------------------------------------------------------------------------------  --------------
COMMON STOCKS SOLD SHORT (CONTINUED)

                BANKS (CONTINUED)
      (25,308)  Fulton Financial Corp......................................................................  $     (460,606)
       (8,395)  U.S. Bancorp...............................................................................        (456,520)
       (7,670)  Wells Fargo & Co...........................................................................        (430,594)
                                                                                                             --------------
                                                                                                                 (1,875,831)
                                                                                                             --------------
                BEVERAGES - (0.3%)
       (3,500)  PepsiCo, Inc...............................................................................        (385,805)
                                                                                                             --------------
                BIOTECHNOLOGY - (1.3%)
       (8,552)  Alkermes PLC (b)...........................................................................        (416,996)
       (1,072)  BioMarin Pharmaceutical, Inc. (b)..........................................................         (88,000)
       (7,428)  Coherus Biosciences, Inc. (b)..............................................................         (83,565)
       (8,634)  Insmed, Inc. (b)...........................................................................        (233,204)
      (29,447)  Ironwood Pharmaceuticals, Inc. (b).........................................................        (452,895)
       (5,372)  MacroGenics, Inc. (b)......................................................................        (106,312)
       (1,158)  Spark Therapeutics, Inc. (b)...............................................................         (93,682)
       (4,310)  Xencor, Inc. (b)...........................................................................         (85,252)
                                                                                                             --------------
                                                                                                                 (1,559,906)
                                                                                                             --------------
                BUILDING PRODUCTS - (0.3%)
       (8,244)  Johnson Controls International PLC.........................................................        (341,219)
                                                                                                             --------------
                CAPITAL MARKETS - (0.1%)
       (3,246)  Thomson Reuters Corp.......................................................................        (152,043)
                                                                                                             --------------
                CHEMICALS - (0.6%)
       (2,942)  Air Products & Chemicals, Inc..............................................................        (469,043)
       (1,456)  Ashland Global Holdings, Inc...............................................................         (98,979)
       (7,609)  Calgon Carbon Corp.........................................................................        (165,115)
                                                                                                             --------------
                                                                                                                   (733,137)
                                                                                                             --------------
                COMMUNICATIONS EQUIPMENT - (0.7%)
      (49,763)  Infinera Corp. (b).........................................................................        (416,516)
       (2,199)  Palo Alto Networks, Inc. (b)...............................................................        (323,693)
       (1,462)  ViaSat, Inc. (b)...........................................................................         (95,176)
                                                                                                             --------------
                                                                                                                   (835,385)
                                                                                                             --------------
                CONSTRUCTION & ENGINEERING - (0.3%)
       (5,071)  Jacobs Engineering Group, Inc..............................................................        (295,183)
       (5,891)  KBR, Inc...................................................................................        (115,640)
                                                                                                             --------------
                                                                                                                   (410,823)
                                                                                                             --------------
                CONSUMER FINANCE - (0.1%)
       (1,479)  Discover Financial Services................................................................         (98,398)
                                                                                                             --------------
                DISTRIBUTORS - (0.3%)
       (3,874)  Genuine Parts Co...........................................................................        (341,803)
                                                                                                             --------------
                DIVERSIFIED TELECOMMUNICATION SERVICES - (0.4%)
       (6,567)  ATN International, Inc.....................................................................        (356,523)
       (2,307)  Verizon Communications, Inc................................................................        (110,436)
                                                                                                             --------------
                                                                                                                   (466,959)
                                                                                                             --------------
                ELECTRICAL EQUIPMENT - (0.3%)
       (5,586)  Emerson Electric Co........................................................................        (360,074)
                                                                                                             --------------
                ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - (0.1%)
       (2,468)  Avnet, Inc.................................................................................         (98,226)
                                                                                                             --------------


Page 12                 See Notes to Financial Statements


FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017


   SHARES                                               DESCRIPTION                                              VALUE
-------------   -------------------------------------------------------------------------------------------  --------------
COMMON STOCKS SOLD SHORT (CONTINUED)

                ENERGY EQUIPMENT & SERVICES - (0.8%)
       (9,243)  Halliburton Co.............................................................................  $     (395,046)
       (6,532)  Schlumberger, Ltd..........................................................................        (418,048)
      (15,132)  Superior Energy Services, Inc. (b).........................................................        (133,464)
                                                                                                             --------------
                                                                                                                   (946,558)
                                                                                                             --------------
                FOOD & STAPLES RETAILING - (0.1%)
       (8,615)  Kroger (The) Co............................................................................        (178,330)
                                                                                                             --------------
                FOOD PRODUCTS - (0.9%)
       (6,054)  Kellogg Co.................................................................................        (378,557)
       (4,861)  Kraft Heinz (The) Co.......................................................................        (375,901)
       (9,723)  Mondelez International, Inc., Class A......................................................        (402,824)
                                                                                                             --------------
                                                                                                                 (1,157,282)
                                                                                                             --------------
                HEALTH CARE EQUIPMENT & SUPPLIES - (0.9%)
       (6,263)  Abbott Laboratories........................................................................        (339,642)
       (5,082)  DENTSPLY SIRONA, Inc.......................................................................        (310,358)
       (4,413)  Insulet Corp. (b)..........................................................................        (259,529)
       (1,995)  Nevro Corp. (b)............................................................................        (174,722)
                                                                                                             --------------
                                                                                                                 (1,084,251)
                                                                                                             --------------
                HOTELS, RESTAURANTS & LEISURE - (0.6%)
       (5,614)  Starbucks Corp.............................................................................        (307,872)
       (5,805)  Yum! Brands, Inc...........................................................................        (432,182)
                                                                                                             --------------
                                                                                                                   (740,054)
                                                                                                             --------------
                INDUSTRIAL CONGLOMERATES - (0.3%)
      (16,041)  General Electric Co........................................................................        (323,387)
                                                                                                             --------------
                INTERNET & DIRECT MARKETING RETAIL - 0.0%
          (40)  Amazon.com, Inc. (b).......................................................................         (44,211)
                                                                                                             --------------
                INTERNET SOFTWARE & SERVICES - (0.5%)
       (4,343)  Akamai Technologies, Inc. (b)..............................................................        (226,922)
      (12,295)  Hortonworks, Inc. (b)......................................................................        (202,990)
       (3,899)  Instructure, Inc. (b)......................................................................        (135,685)
                                                                                                             --------------
                                                                                                                   (565,597)
                                                                                                             --------------
                IT SERVICES - (0.6%)
       (1,456)  Amdocs Ltd.................................................................................         (94,786)
       (1,044)  FleetCor Technologies, Inc. (b)............................................................        (172,542)
       (2,940)  International Business Machines Corp.......................................................        (452,936)
                                                                                                             --------------
                                                                                                                   (720,264)
                                                                                                             --------------
                LEISURE PRODUCTS - (0.3%)
      (22,543)  Mattel, Inc................................................................................        (318,307)
                                                                                                             --------------
                MACHINERY - (0.5%)
       (2,845)  Navistar International Corp. (b)...........................................................        (120,372)
       (4,634)  PACCAR, Inc................................................................................        (332,397)
       (1,993)  Wabtec Corp................................................................................        (152,464)
                                                                                                             --------------
                                                                                                                   (605,233)
                                                                                                             --------------
                MEDIA - (1.0%)
      (20,579)  AMC Entertainment Holdings, Inc., Class A..................................................        (286,048)
       (4,265)  Liberty Broadband Corp., Class A (b).......................................................        (367,686)
      (14,839)  Time, Inc..................................................................................        (172,132)
       (3,428)  Walt Disney (The) Co.......................................................................        (335,293)
                                                                                                             --------------
                                                                                                                 (1,161,159)
                                                                                                             --------------


                        See Notes to Financial Statements                Page 13


FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017


   SHARES                                               DESCRIPTION                                              VALUE
-------------   -------------------------------------------------------------------------------------------  --------------
COMMON STOCKS SOLD SHORT (CONTINUED)

                METALS & MINING - (0.2%)
       (2,604)  Carpenter Technology Corp..................................................................  $     (129,653)
       (8,015)  Freeport-McMoRan, Inc. (b).................................................................        (112,050)
                                                                                                             --------------
                                                                                                                   (241,703)
                                                                                                             --------------
                OIL, GAS & CONSUMABLE FUELS - (1.3%)
         (917)  Cimarex Energy Co..........................................................................        (107,225)
      (18,746)  Gulfport Energy Corp. (b)..................................................................        (256,820)
       (3,416)  Newfield Exploration Co. (b)...............................................................        (105,179)
       (7,098)  Occidental Petroleum Corp..................................................................        (458,318)
       (3,187)  Phillips 66................................................................................        (290,272)
         (815)  Pioneer Natural Resources Co...............................................................        (121,981)
      (12,068)  QEP Resources, Inc. (b)....................................................................        (108,008)
       (6,775)  Ring Energy, Inc. (b)......................................................................         (86,788)
      (12,505)  Sanchez Energy Corp. (b)...................................................................         (54,147)
                                                                                                             --------------
                                                                                                                 (1,588,738)
                                                                                                             --------------
                PERSONAL PRODUCTS - (0.2%)
       (4,151)  Edgewell Personal Care Co. (b).............................................................        (269,524)
                                                                                                             --------------
                PHARMACEUTICALS - (0.4%)
       (2,681)  Eli Lilly & Co.............................................................................        (219,681)
       (3,693)  Medicines (The) Co. (b)....................................................................        (106,137)
       (2,694)  Pfizer, Inc................................................................................         (94,452)
       (3,246)  Theravance Biopharma, Inc. (b).............................................................         (93,679)
                                                                                                             --------------
                                                                                                                   (513,949)
                                                                                                             --------------
                ROAD & RAIL - (0.2%)
       (4,631)  Avis Budget Group, Inc. (b)................................................................        (191,029)
                                                                                                             --------------
                SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - (0.5%)
      (11,261)  PDF Solutions, Inc. (b)....................................................................        (164,974)
      (21,817)  Veeco Instruments, Inc. (b)................................................................        (393,797)
                                                                                                             --------------
                                                                                                                   (558,771)
                                                                                                             --------------
                SOFTWARE - (0.3%)
       (2,768)  Microsoft Corp.............................................................................        (230,242)
         (500)  Ultimate Software Group, Inc. (b)..........................................................        (101,295)
                                                                                                             --------------
                                                                                                                   (331,537)
                                                                                                             --------------
                SPECIALTY RETAIL - (0.2%)
         (285)  AutoZone, Inc. (b).........................................................................        (168,007)
         (444)  O'Reilly Automotive, Inc. (b)..............................................................         (93,662)
                                                                                                             --------------
                                                                                                                   (261,669)
                                                                                                             --------------
                THRIFTS & MORTGAGE FINANCE - (0.2%)
      (16,298)  New York Community Bancorp, Inc............................................................        (204,703)
                                                                                                             --------------
                WIRELESS TELECOMMUNICATION SERVICES - (0.4%)
       (8,285)  Telephone & Data Systems, Inc..............................................................        (241,508)
       (6,002)  United States Cellular Corp. (b)...........................................................        (219,613)
                                                                                                             --------------
                                                                                                                   (461,121)
                                                                                                             --------------
                TOTAL COMMON STOCKS SOLD SHORT.............................................................     (21,252,474)
                (Cost $(21,296,981))                                                                         --------------


Page 14                 See Notes to Financial Statements


FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017


   SHARES                                               DESCRIPTION                                              VALUE
-------------   -------------------------------------------------------------------------------------------  --------------
REAL ESTATE INVESTMENT TRUSTS SOLD SHORT - (1.2%)

                EQUITY REAL ESTATE INVESTMENT TRUSTS - (1.2%)
       (4,826)  Alexander & Baldwin, Inc...................................................................  $     (218,328)
       (3,960)  Acadia Realty Trust........................................................................        (111,474)
       (3,612)  Urban Edge Properties......................................................................         (84,738)
         (410)  Essex Property Trust, Inc..................................................................        (107,596)
      (10,412)  Retail Properties of America, Inc., Class A................................................        (127,235)
         (987)  SL Green Realty Corp.......................................................................         (94,436)
       (2,832)  Realty Income Corp.........................................................................        (151,993)
      (12,663)  STORE Capital Corp.........................................................................        (312,650)
       (2,856)  Kilroy Realty Corp.........................................................................        (203,433)
                                                                                                             --------------
                TOTAL REAL ESTATE INVESTMENT TRUSTS SOLD SHORT.............................................      (1,411,883)
                (Cost $(1,395,596))                                                                          --------------

EXCHANGE-TRADED FUNDS SOLD SHORT - (4.8%)

                CAPITAL MARKETS - (4.8%)
      (22,454)  SPDR S&P 500 ETF Trust.....................................................................      (5,774,046)
                (Cost $(5,402,122))                                                                          --------------

                TOTAL INVESTMENTS SOLD SHORT - (23.6%).....................................................     (28,438,403)
                (Proceeds $28,094,699)
                NET OTHER ASSETS AND LIABILITIES - 24.5%...................................................      29,571,709
                                                                                                             --------------
                NET ASSETS - 100.0%........................................................................  $  120,892,212
                                                                                                             ==============


-----------------------------

(a)   All or a portion of this security serves as collateral for the investments sold short.

(b)   Non-income producing security.

(c)   Non-income producing security which makes in-kind distributions. For the fiscal year ended October 31, 2017, the Fund received 1,042 shares of
      Enbridge Energy Management, LLC.

(d)   Aggregate cost for federal income tax purposes is $80,450,171. As of
      October 31, 2017, the aggregate grossly unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $15,082,022 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $4,211,690. The net unrealized appreciation was $10,870,332. The amounts presented are inclusive of investments sold short.

ADR   American Depositary Receipt

                        See Notes to Financial Statements                Page 15


FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31,
2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                     ASSETS TABLE

                                                                                          LEVEL 2          LEVEL 3
                                                           TOTAL          LEVEL 1       SIGNIFICANT      SIGNIFICANT
                                                         VALUE AT         QUOTED         OBSERVABLE      UNOBSERVABLE
                                                        10/31/2017        PRICES           INPUTS           INPUTS
                                                       -------------   -------------   --------------   --------------
Common Stocks*.....................................    $ 103,218,739   $ 103,218,739   $           --   $           --
Real Estate Investment Trusts*.....................        6,407,941       6,407,941               --               --
Master Limited Partnerships*.......................        5,517,774       5,517,774               --               --
Exchange-Traded Funds*.............................        4,614,452       4,614,452               --               --
                                                       -------------   -------------   --------------   --------------
Total Investments..................................    $ 119,758,906   $ 119,758,906   $           --   $           --
                                                       =============   =============   ==============   ==============

                                                  LIABILITIES TABLE

                                                                                            LEVEL 2          LEVEL 3
                                                           TOTAL           LEVEL 1        SIGNIFICANT      SIGNIFICANT
                                                         VALUE AT          QUOTED         OBSERVABLE      UNOBSERVABLE
                                                        10/31/2017         PRICES           INPUTS           INPUTS
                                                       -------------   -------------   --------------   --------------
Common Stocks Sold Short*..........................    $ (21,252,474)  $ (21,252,474)  $           --   $           --
Real Estate Investment Trusts Sold Short*..........       (1,411,883)     (1,411,883)              --               --
Exchange-Traded Funds Sold Short*..................       (5,774,046)     (5,774,046)              --               --
                                                       -------------   -------------   --------------   --------------
Total Investments Sold Short.......................    $ (28,438,403)  $ (28,438,403)  $           --   $           --
                                                       =============   =============   ==============   ==============

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at October 31, 2017.


Page 16                 See Notes to Financial Statements


FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2017


ASSETS:
Investments, at value (Cost $108,445,628)..................................   $  119,758,906
Cash.......................................................................        9,940,240
Restricted Cash............................................................       19,627,488
Receivables:
   Dividends...............................................................           52,508
   Dividend reclaims.......................................................            4,546
   Miscellaneous receivable................................................           42,011
                                                                              --------------
   Total Assets............................................................      149,425,699
                                                                              --------------

LIABILITIES:
Investments sold short, at value (proceeds $28,094,699)....................       28,438,403
Payables:
   Investment advisory fees................................................           94,484
   Dividends payable on investments sold short.............................              600
                                                                              --------------
   Total Liabilities.......................................................       28,533,487
                                                                              --------------
NET ASSETS.................................................................   $  120,892,212
                                                                              ==============

NET ASSETS CONSIST OF:
Paid-in capital............................................................   $  121,672,972
Par value..................................................................           32,000
Accumulated net investment income (loss)...................................          146,880
Accumulated net realized gain (loss) on investments and
   investments sold short..................................................      (11,929,214)
Net unrealized appreciation (depreciation) on investments and
   investments sold short..................................................       10,969,574
                                                                              --------------
NET ASSETS.................................................................   $  120,892,212
                                                                              ==============
NET ASSET VALUE, per share.................................................   $        37.78
                                                                              ==============
Number of shares outstanding (unlimited number of shares authorized,
   par value $0.01 per share)..............................................        3,200,002
                                                                              ==============


                        See Notes to Financial Statements                Page 17


FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2017


INVESTMENT INCOME:
Dividends..................................................................   $    2,337,834
Interest...................................................................          165,926
Foreign tax withholding....................................................           (7,409)
                                                                              --------------
   Total investment income.................................................        2,496,351
                                                                              --------------

EXPENSES:
Investment advisory fees...................................................        1,111,867
Dividend expense on investments sold short.................................          477,368
Margin interest expense....................................................          102,760
Short sale fees............................................................           25,889
                                                                              --------------
   Total expenses..........................................................        1,717,884
                                                                              --------------
NET INVESTMENT INCOME (LOSS)...............................................          778,467
                                                                              --------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments.............................................................          633,347
   In-kind redemptions.....................................................       11,928,813
   Investments sold short..................................................       (2,017,727)
                                                                              --------------
Net realized gain (loss)...................................................       10,544,433
                                                                              --------------
Net change in unrealized appreciation (depreciation) on:
   Investments.............................................................        8,048,073
   Investments sold short..................................................       (1,116,193)
                                                                              --------------
Net change in unrealized appreciation (depreciation) ......................        6,931,880
                                                                              --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)....................................       17,476,313
                                                                              --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.........................................................   $   18,254,780
                                                                              ==============


Page 18                 See Notes to Financial Statements


FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)
STATEMENTS OF CHANGES IN NET ASSETS


                                                                                   YEAR               YEAR
                                                                                   ENDED              ENDED
                                                                                10/31/2017         10/31/2016
                                                                              --------------     --------------
OPERATIONS:
Net investment income (loss)...............................................   $      778,467     $    1,031,087
Net realized gain (loss)...................................................       10,544,433         (2,055,036)
Net change in unrealized appreciation (depreciation).......................        6,931,880          3,446,835
                                                                              --------------     --------------
Net increase (decrease) in net assets resulting from operations............       18,254,780          2,422,886
                                                                              --------------     --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income......................................................         (967,786)          (859,016)
                                                                              --------------     --------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold..................................................       77,355,076        160,917,356
Cost of shares redeemed....................................................      (93,981,069)       (74,857,579)
                                                                              --------------     --------------
Net increase (decrease) in net assets resulting from shareholder
   transactions ...........................................................      (16,625,993)        86,059,777
                                                                              --------------     --------------
Total increase (decrease) in net assets....................................          661,001         87,623,647

NET ASSETS:
Beginning of period........................................................      120,231,211         32,607,564
                                                                              --------------     --------------
End of period..............................................................   $  120,892,212     $  120,231,211
                                                                              ==============     ==============
Accumulated net investment income (loss) at end of  period.................   $      146,880     $      225,271
                                                                              ==============     ==============

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period....................................        3,700,002          1,000,002
Shares sold................................................................        2,200,000          5,000,000
Shares redeemed............................................................       (2,700,000)        (2,300,000)
                                                                              --------------     --------------
Shares outstanding, end of period..........................................        3,200,002          3,700,002
                                                                              ==============     ==============


                        See Notes to Financial Statements                Page 19


FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                              YEAR ENDED OCTOBER 31,
                                                 ------------------------------------------------    PERIOD ENDED
                                                      2017             2016             2015        10/31/2014 (a)
                                                 --------------   --------------   --------------   --------------
Net asset value, beginning of period............   $    32.49       $    32.61       $    30.54       $    30.00
                                                   ----------       ----------       ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)....................         0.24             0.32             0.19             0.05
Net realized and unrealized gain (loss).........         5.34            (0.17)            2.12             0.51
                                                   ----------       ----------       ----------       ----------
Total from investment operations................         5.58             0.15             2.31             0.56
                                                   ----------       ----------       ----------       ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income...........................        (0.29)           (0.27)           (0.22)           (0.02)
Net realized gain...............................           --               --            (0.02)              --
                                                   ----------       ----------       ----------       ----------
Total distributions.............................        (0.29)           (0.27)           (0.24)           (0.02)
                                                   ----------       ----------       ----------       ----------
Net asset value, end of period..................      $ 37.78          $ 32.49          $ 32.61          $ 30.54
                                                   ==========       ==========       ==========       ==========
TOTAL RETURN (b)................................        17.23%            0.45%            7.60%            1.86%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)............   $  120,892       $  120,231       $   32,608       $    3,054
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets...         1.47%            1.40%            1.47%            1.17% (c)
Ratio of total expenses to average net assets...
   excluding dividend expense, margin interest
   expense and short sale fees..................         0.95%            0.95%            0.95%            0.95% (c)
Ratio of net investment income (loss) to average
   net assets...................................         0.67%            1.00%            0.39%            1.08% (c)
Portfolio turnover rate (d).....................          176%             201%             267%               1%


(a)   Inception date is September 8, 2014, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 20                 See Notes to Financial Statements


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                    FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)
                                OCTOBER 31, 2017

                                1. ORGANIZATION

First Trust Exchange-Traded Fund III (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on January 9,
2008, and is registered with the Securities and Exchange Commission ("SEC")
under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of twelve exchange-traded funds that are offering shares. This report covers First Trust Long/Short Equity ETF (the "Fund"), a non-diversified series of the Trust, which trades under the ticker "FTLS" on the
NYSE Arca, Inc. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation
Units are issued and redeemed in-kind for securities in which the Fund invests or for cash or, in certain circumstances, a combination of both. Except when aggregated in Creation Units, the shares are not redeemable securities of the
Fund.

The investment objective of the Fund is to seek to provide investors with long-term total return. The Fund pursues its investment objective by establishing long and short positions in a portfolio of equity securities. Under normal circumstances, at least 80% of the Fund's net assets (including investment borrowings) will be exposed to U.S. exchange-listed equity securities of U.S. and non-U.S. companies by investing in such securities directly and/or in U.S. exchange-traded funds ("ETFs") that provide exposure to such securities.
The equity securities held by the Fund may include U.S. exchange-listed equity securities of non-U.S. issuers, as well as investments in the equity securities of non-U.S. issuers that are in the form of depositary receipts. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB")
Accounting Standards Codification ("ASC") Topic 946, "Financial
Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America
("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The Fund's NAV is determined daily as of the close of regular trading on the New
York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the
NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"),
in accordance with valuation procedures adopted by the Trust's Board of
Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Common stocks, master limited partnerships ("MLPs"), real estate investment trusts ("REITs") and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC
      ("Nasdaq") and the London Stock Exchange Alternative Investment Market
      ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of

                                                                         Page 21


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)
                                OCTOBER 31, 2017

1933, as amended), for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or third-party pricing services;

      6)    relationships among various securities;

      7)    information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9)    the existence of merger proposals or tender offers that might affect the value of the security.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o     Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o     Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o     Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little
                  information is released publicly.

            o     Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves
                  observable at commonly quoted intervals, volatilities,
                  prepayment speeds, loss severities, credit risks, and default rates).

            o     Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o     Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2017, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.
Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Distributions received from the Fund's investments in REITs may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year are not known until after the REIT's fiscal year end.
The Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

Distributions received from the Fund's investments in MLPs generally are comprised of return of capital and investment income. The Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)
                                OCTOBER 31, 2017

C. SHORT SALES

Short sales are utilized for investment and risk management purposes and are transactions in which securities or other instruments (such as options, forwards, futures or other derivative contracts) are sold that are not currently owned in the Fund's portfolio. When the Fund engages in a short sale, the Fund must borrow the security sold short and deliver the security to the counterparty. Short selling allows the Fund to profit from a decline in a market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. The Fund will pay a fee or premium to borrow the securities sold short and is obligated to repay the lenders of the securities.
Any dividends or interest that accrues on the securities during the period of the loan are due to the lenders. A gain, limited to the price at which the security was sold short, or a loss, unlimited in size, will be recognized upon the termination of the short sale; which is effected by the Fund purchasing the security sold short in the market and delivering the security to the lender. Any such gain or loss may be offset, completely or in part, by the change in the value of the long portion of the Fund's portfolio. The Fund is subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund. The Fund has established an account with Pershing, LLC for the purpose of borrowing securities that the Fund intends to sell short. The fees that the Fund pays for borrowing such securities are presented separately as "Short sale fees" on the Statement of Operations.
Restricted cash in the amount of $19,627,488, as shown on the Statement of
Assets and Liabilities, is associated with collateral at the broker as of
October 31, 2017.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, will be distributed at least annually.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or net asset value per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid during the fiscal years ended October
31, 2017 and October 31, 2016 was as follows:

Distributions paid from:                                   2017          2016
Ordinary income...................................      $  967,786    $  859,016

As of October 31, 2017, the components of distributable earnings on a tax basis to the Fund were as follows:

Undistributed ordinary income.....................      $      106,935
Accumulated capital and other losses..............         (11,790,027)
Net unrealized appreciation (depreciation)........          10,870,332

E. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of
4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2014,
2015, 2016 and 2017 remain open to federal and state audit. As of October 31,
2017, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains.
The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in-losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2017, the
Fund had non-expiring capital loss carryforwards for federal income tax purposes of $11,790,027.

                                                                         Page 23


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)
                                OCTOBER 31, 2017

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2017, the Fund had no net ordinary losses.

In order to present paid-in capital, accumulated net investment income (loss)
and accumulated net realized gain (loss) on investments on the Statement of
Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income
(loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2017, the adjustments for the Fund were as follows:

                                   Accumulated
            Accumulated           Net Realized
          Net Investment           Gain (Loss)              Paid-in
           Income (Loss)         on Investments             Capital
         -----------------      -----------------      -----------------
             $110,928             $(11,812,996)           $11,702,068

F. EXPENSES

Expenses, other than the investment advisory fee, dividend and interest expenses on investments sold short and other excluded expenses, are paid by the Advisor
(See Note 3).

G. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. In part, the new and amended rules and forms amend Regulation S-X and require standardized, enhanced disclosure about derivatives in a fund's financial statements, as well as other amendments. The compliance date for the amendments of Regulation S-X was August 1, 2017, which resulted in no change to the financial statements. The new form types and other rule amendments will be effective for the First Trust funds, including the Fund, for reporting periods beginning on and after June 1,
2018. Management is evaluating the new form types and other rule amendments that are effective on and after June 1, 2018 to determine its impact to the Fund.

H. NEW ACCOUNTING PRONOUNCEMENT

In December 2016, FASB released Accounting Standards Update ("ASU") 2016-19 that makes technical changes to various sections of the ASC, including Topic 820,
Fair Value Measurement. The changes to Topic 820 are intended to clarify the difference between a valuation approach and a valuation technique. The changes to ASC 820-10-50-2 require a reporting entity to disclose, for Level 2 and Level
3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. The changes to Topic 820 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. At this time, management is evaluating the implications of the ASU and has not yet determined its impact on the financial statements and disclosures.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The
Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First
Trust is responsible for the selection and ongoing monitoring of the securities in the Fund's portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

Pursuant to the Investment Management Agreement, First Trust manages the investment of the Fund's assets and is responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment
Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a 12b-1 plan, if any, acquired fund fees and expenses, if any, dividend expenses on investments sold short, and extraordinary expenses. The
Fund has agreed to pay First Trust an annual unitary management fee equal to
0.95% of its average daily net assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)
                                OCTOBER 31, 2017

The Trust has multiple service agreements with Brown Brothers Harriman & Co.
("BBH"). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BBH is responsible for custody of the Fund's assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for the Fund.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund
Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit
Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets.
Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee
Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2017, the cost of purchases and proceeds from sales of investments, excluding short-term investment, investments sold shorts and in-kind transactions, for the Fund were $175,027,640 and $178,997,348, respectively. The cost of purchases to cover short sales and the proceeds of short sales were $70,840,969 and $71,837,686, respectively.

For the year ended October 31, 2017, the cost of in-kind purchases and proceeds from in-kind sales for the Fund were $76,657,079 and $90,395,788, respectively.

                 5. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an
"Authorized Participant"). In order to purchase Creation Units of the Fund, an
Authorized Participant must deposit (i) a designated portfolio of securities determined by First Trust (the "Deposit Securities") and generally make or receive a cash payment referred to as the "Cash Component," which is an amount equal to the difference between the NAV of the Fund shares (per Creation Unit aggregations) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the
Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit
Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing Creation Units must pay to BBH, as transfer agent, a creation transaction fee (the "Creation
Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction Fee may increase or decrease as the Fund's portfolio is adjusted to conform to changes in the composition of the securities included in the Fund's portfolio and the countries in which the transaction are settled. The Creation Transaction fee is currently
$550. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When the Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite
Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

Authorized Participants redeeming Creation Units must pay to BBH, as transfer agent, a redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The
Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee is currently $550. The
Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, the Fund may, in its discretion, reject any such request.

                                                                         Page 25


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)
                                OCTOBER 31, 2017

                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule
12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the
Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are
Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before February 28, 2019.

                               7. INDEMNIFICATION

The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued and has determined there was the following subsequent event:

On November 2, 2017, First Trust Municipal High Income ETF, an additional series of the Trust, began trading under the ticker symbol FMHI on Nasdaq.


--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF FIRST TRUST LONG/SHORT EQUITY
ETF:

We have audited the accompanying statement of assets and liabilities of First
Trust Long/Short Equity ETF (the "Fund"), a series of the First Trust
Exchange-Traded Fund III, including the portfolio of investments, as of October
31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the
Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the Fund's custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First
Trust Long/Short Equity ETF as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 21, 2017

                                                                         Page 27


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                    FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)
                          OCTOBER 31, 2017 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the
Securities and Exchange Commission's ("SEC") website located at
http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov;
and (4) for review and copying at the SEC's Public Reference Room ("PRR") in
Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                            FEDERAL TAX INFORMATION

For the taxable year ended October 31, 2017, the following percentage of income dividend paid by the Fund qualifies for the dividends received deduction available to corporations and is hereby designated as qualified dividend income:

         Dividends Received Deduction        Qualified Dividend Income
         ----------------------------       ----------------------------
                     100%                               100%

                              RISK CONSIDERATIONS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objective will be achieved.

AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant (as defined in the "Creations, Redemptions and Transaction Fees" section) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to a Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, Fund shares may trade at a discount to the Fund's net asset value and possibly face delisting.

CYBER SECURITY RISK. As the use of Internet technology has become more prevalent in the course of business, the Fund has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund's digital information systems through "hacking" or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund's third-party service providers, such as its administrators, transfer agent, custodian or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.

DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)
                          OCTOBER 31, 2017 (UNAUDITED)

DERIVATIVES RISK. The use of futures and other derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives.
These risks are heightened when the Fund's portfolio managers use derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the
Fund.

EQUITY SECURITIES RISK. The Fund invests in equity securities. The value of the shares will fluctuate with changes in the value of these equity securities.
Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as the current market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of the capital rises and borrowing costs increase.

ETF RISK. The Fund may invest in the shares of other ETFs, and therefore, the
Fund's investment performance and risks may be related to the investment performance and risks of the underlying ETFs. In general, as a shareholder in other ETFs, the Fund bears its ratable share of the underlying ETF's expenses, and would be subject to duplicative expenses to the extent the Fund invests in other ETFs.

FINANCIAL COMPANIES RISK. Financial companies are especially subject to the adverse effects of economic recession, currency exchange rates, government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business.

FLUCTUATION OF NET ASSET VALUE RISK. The net asset value of shares of the Fund will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of shares will generally fluctuate in accordance with changes in net asset value as well as the relative supply of and demand for shares on NYSE Arca. The Fund's investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on
NYSE Arca at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed in-kind or, in certain circumstances, for cash, in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund's investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained.

INFORMATION TECHNOLOGY COMPANIES RISK. Information technology companies are generally subject to the following risks: rapidly changing technologies; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, especially those which are Internet related, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance.

MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund's investment portfolio, the
Fund's investment advisor will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that the Fund will meet its investment objective.

MARKET MAKER RISK. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund's net asset value and the price at which the Fund's shares are trading on NYSE Arca, which could result in a decrease in value of the Fund's shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund's portfolio securities and the Fund's market price. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.

MARKET RISK. Market risk is the risk that a particular security owned by the
Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall securities values could decline generally or could underperform other investments.

                                                                         Page 29


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)
                          OCTOBER 31, 2017 (UNAUDITED)

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified" under the
Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the
Fund is only limited as to the percentage of its assets that may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

NON-U.S. SECURITIES RISK. The Fund holds non-U.S. securities that are either directly listed on a U.S. securities exchange or in the form of depositary receipts. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries.

PORTFOLIO TURNOVER RISK. The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. High portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders.
Portfolio turnover risk may cause the Fund's performance to be less than you expect.

SHORT SALES RISK. The Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. In addition, a lender of a security may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, which may result in the Fund having to buy the securities sold short at an unfavorable price. If this occurs, any anticipated gain to the Fund may be reduced or eliminated or the short sale may result in a loss. In a rising stock market, the Fund's short positions may significantly impact the Fund's overall performance and cause the Fund to underperform traditional long-only equity funds or to sustain losses, particularly in a sharply rising market. The use of short sales may also cause the Fund to have higher expenses than other funds.

TRADING ISSUES RISK. Although the shares of the Fund are listed for trading on
NYSE Arca, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in shares inadvisable. In addition, trading in shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca "circuit breaker" rules. Market makers are under no obligation to make a market in the Fund's shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In particular, if the Fund does not comply with any provision of the NYSE Arca rule change pursuant to Rule 19b-4 under the Securities Exchange Act of 1934, as amended (the"1934 Act") approved by the SEC, and cannot bring itself into compliance within a reasonable period after discovering the matter, NYSE Arca may remove the shares of the Fund from listing. The Fund may have difficulty maintaining its listing on NYSE Arca in the event the Fund's assets are small or the Fund does not have enough shareholders.

                               ADVISORY AGREEMENT

BOARD CONSIDERATIONS REGARDING CONTINUATION OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Trustees of First Trust Exchange-Traded Fund III (the "Trust"),
including the Independent Trustees, unanimously approved the continuation of the
Investment Management Agreement (the "Agreement") with First Trust Advisors L.P.
(the "Advisor" or "First Trust") on behalf of the First Trust Long/Short Equity
ETF (the "Fund"). The Board approved the continuation of the Agreement for a one-year period ending June 30, 2018 at a meeting held on June 12, 2017. The
Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the
Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 24, 2017 and June 12, 2017, the
Board, including the Independent Trustees, reviewed materials provided by the
Advisor responding to requests for information from counsel to the Independent
Trustees that, among other things, outlined the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by the Fund as compared to fees


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)
                          OCTOBER 31, 2017 (UNAUDITED)

charged to a peer group of funds (which were either mutual funds or exchange-traded funds ("ETFs")) compiled by Management Practice, Inc. ("MPI"), an independent source (the "MPI Peer Group"), and as compared to fees charged to other clients of the Advisor, including other ETFs managed by the Advisor;
expenses of the Fund as compared to expense ratios of the funds in the MPI Peer
Group; performance information for the Fund; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any;
financial data on the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. ("FTP"); and information on the Advisor's compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 24, 2017, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor.
Following the April meeting, independent legal counsel on behalf of the
Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 12, 2017 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from the Fund's perspective as well as from the perspective of the Fund's shareholders. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund and knowing the Fund's unitary fee.

In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. The Board noted that the Fund is an actively-managed ETF and noted that the Advisor's Alternatives Investment Team is responsible for the day-to-day management of the Fund's investments. The
Board considered the background and experience of the members of the
Alternatives Investment Team and noted the Board's prior meetings with members of the Team. The Board considered the Advisor's statement that it applies the same oversight model internally with its Alternatives Investment Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's and the Fund's compliance with the 1940 Act, as well as the Fund's compliance with its investment objective and policies. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund.
Finally, as part of the Board's consideration of the Advisor's services, the
Advisor, in its written materials and at the April 24, 2017 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the
Fund and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with the
Fund's investment objective and policies.

The Board considered the unitary fee rate payable by the Fund under the
Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees (if any), but excluding interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board received and reviewed information showing the advisory fee rates and expense ratios of the peer funds in the MPI
Peer Group, as well as advisory fee rates charged by the Advisor to other fund
(including ETFs) and non-fund clients, as applicable. Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the Fund's total (net) expense ratio (including expenses associated with short sales) was below the median total (net) expense ratio of the peer funds in the
MPI Peer Group. With respect to the MPI Peer Group, the Board discussed with representatives of the Advisor how the MPI Peer Group was assembled and limitations in creating peer groups for actively-managed ETFs, including that there were no other actively-managed ETFs pursuing a long/short strategy and that most of the peer funds were open-end mutual funds. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability. In considering the unitary fee rate overall, the Board also considered the
Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's description of its long-term commitment to the Fund.

The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund's performance. The Board received and reviewed information comparing the Fund's performance for the one-year period ended
December 31, 2016 to the performance of the MPI Peer Group and to a benchmark

                                                                         Page 31


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)
                          OCTOBER 31, 2017 (UNAUDITED)

index. Based on the information provided, the Board noted that the Fund underperformed the MPI Peer Group average and the benchmark index for the one-year period ended December 31, 2016. The Board noted information provided by the Advisor on reasons for the Fund's underperformance.

On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the
Fund under the Agreement.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor's statement that it expects its expenses to increase over the next twelve months as the Advisor continues to make investments in personnel and infrastructure. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the
Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board considered the revenues and allocated costs
(including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2016 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with its management of the Fund's portfolio. The
Board also considered the Advisor's compensation for fund reporting services provided to the Fund pursuant to a separate Fund Reporting Services Agreement, which is paid from the unitary fee. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the
Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Trust and the Fund. No single factor was determinative in the Board's analysis.


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                    FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)
                          OCTOBER 31, 2017 (UNAUDITED)

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.


                                                                                                   NUMBER OF            OTHER
                                                                                                 PORTFOLIOS IN     TRUSTEESHIPS OR
                                 TERM OF OFFICE                                                 THE FIRST TRUST     DIRECTORSHIPS
       NAME, ADDRESS,            AND YEAR FIRST                                                  FUND COMPLEX      HELD BY TRUSTEE
      DATE OF BIRTH AND            ELECTED OR                 PRINCIPAL OCCUPATIONS               OVERSEEN BY        DURING PAST
   POSITION WITH THE TRUST          APPOINTED                  DURING PAST 5 YEARS                  TRUSTEE            5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee    o Indefinite Term   Physician; Officer, Wheaton                       151        None
c/o First Trust Advisors L.P.                       Orthopedics; Limited Partner
120 E. Liberty Drive,           o Since Inception   Gundersen Real Estate Limited
  Suite 400                                         Partnership (June 1992 to December
Wheaton, IL 60187                                   2016); Member, Sportsmed LLC
D.O.B.: 04/51                                       (April 2007 to November 2015)

Thomas R. Kadlec, Trustee       o Indefinite Term   President, ADM Investor Services, Inc.            151        Director of ADM
c/o First Trust Advisors L.P.                       (Futures Commission Merchant)                                Investor Services,
120 E. Liberty Drive,           o Since Inception                                                                Inc., ADM
  Suite 400                                                                                                      Investor Services
Wheaton, IL 60187                                                                                                International,
D.O.B.: 11/57                                                                                                    Futures Industry
                                                                                                                 Association, and
                                                                                                                 National Futures
                                                                                                                 Association

Robert F. Keith, Trustee        o Indefinite Term   President, Hibs Enterprises                       151        Director of Trust
c/o First Trust Advisors L.P.                       (Financial and Management Consulting)                        Company of
120 E. Liberty Drive,           o Since Inception                                                                Illinois
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56

Niel B. Nielson, Trustee        o Indefinite Term   Managing Director and Chief Operating             151        Director of
c/o First Trust Advisors L.P.                       Officer (January 2015 to Present), Pelita                    Covenant
120 E. Liberty Drive,           o Since Inception   Harapan Educational Foundation (Educational                  Transport Inc.
  Suite 400                                         Products and Services); President and Chief                  (May 2003 to
Wheaton, IL 60187                                   Executive Officer (June 2012 to September                    May 2014)
D.O.B.: 03/54                                       2014), Servant Interactive LLC (Educational
                                                    Products and Services); President and Chief
                                                    Executive Officer (June 2012 to September
                                                    2014), Dew Learning LLC (Educational
                                                    Products and Services); President (June
                                                    2002 to June 2012), Covenant College

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

James A. Bowen,(1) Trustee,     o Indefinite Term   Chief Executive Officer, First Trust              151        None
Chairman of the Board                               Advisors L.P. and First Trust
120 E. Liberty Drive,           o Since Inception   Portfolios L.P.; Chairman of the
  Suite 400                                         Board of Directors, BondWave LLC
Wheaton, IL 60187                                   (Software Development Company)
D.O.B.: 09/55                                       and Stonebridge Advisors LLC
                                                    (Investment Advisor)


-----------------------------
(1)   Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P.,
      investment advisor of the Trust.

                                                                         Page 33


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)
                          OCTOBER 31, 2017 (UNAUDITED)


                               POSITION AND             TERM OF OFFICE
    NAME, ADDRESS                OFFICES                AND LENGTH OF                        PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH             WITH TRUST                 SERVICE                            DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                  OFFICERS WHO ARE NOT TRUSTEES(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas          President and Chief          o Indefinite Term      Managing Director and Chief Financial Officer
120 E. Liberty Drive,   Executive Officer                                   (January 2016 to Present), Controller (January
  Suite 400                                          o Since January 2016   2011 to January 2016), Senior Vice President
Wheaton, IL 60187                                                           (April 2007 to January 2016), First Trust Advisors
D.O.B.: 01/66                                                               L.P. and First Trust Portfolios L.P.; Chief Financial
                                                                            Officer (January 2016 to Present), BondWave LLC
                                                                            (Software Development Company) and
                                                                            Stonebridge Advisors LLC (Investment Advisor)

Donald P. Swade         Treasurer, Chief Financial   o Indefinite Term      Senior Vice President (July 2016 to Present), Vice
120 E. Liberty Drive,   Officer and                                         President (April 2012 to July 2016 ), First Trust
  Suite 400             Chief Accounting Officer     o Since January 2016   Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 08/72

W. Scott Jardine        Secretary and Chief          o Indefinite Term      General Counsel, First Trust Advisors L.P. and
120 E. Liberty Drive,   Legal Officer                                       First Trust Portfolios L.P.; Secretary and General
  Suite 400                                                                 Counsel, BondWave LLC; Secretary,
Wheaton, IL 60187                                    o Since Inception      Stonebridge Advisors LLC
D.O.B.: 05/60

Daniel J. Lindquist     Vice President               o Indefinite Term      Managing Director, First Trust Advisors L.P. and
120 E. Liberty Drive,                                                       First Trust Portfolios L.P.
  Suite 400                                          o Since Inception
Wheaton, IL 60187
D.O.B.: 02/70

Kristi A. Maher         Chief Compliance Officer     o Indefinite Term      Deputy General Counsel, First Trust Advisors L.P.
120 E. Liberty Drive,   and Assistant Secretary                             and First Trust Portfolios L.P.
  Suite 400                                          o Since Inception
Wheaton, IL 60187
D.O.B.: 12/66

Roger F. Testin         Vice President               o Indefinite Term      Senior Vice President, First Trust Advisors L.P.
120 E. Liberty Drive,                                                       and First Trust Portfolios L.P.
  Suite 400                                          o Since Inception
Wheaton, IL 60187
D.O.B.: 06/66

Stan Ueland             Vice President               o Indefinite Term      Senior Vice President, First Trust Advisors L.P.
120 E. Liberty Drive,                                                       and First Trust Portfolios L.P.
  Suite 400                                          o Since Inception
Wheaton, IL 60187.
D.O.B.: 11/70


-----------------------------
(2)   The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.


--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                    FIRST TRUST LONG/SHORT EQUITY ETF (FTLS)
                          OCTOBER 31, 2017 (UNAUDITED)

                                 PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o     Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews,
            applications, agreements or other forms;

      o     Information about your transactions with us, our affiliates or others;

      o     Information we receive from your inquiries by mail, e-mail or telephone; and

      o     Information we collect on our website through the use of "cookies".
            For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o     In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o     We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

USE OF WEB ANALYTICS

We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust's website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust's website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually.
We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at
1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust
Advisors).

May 2017

                                                                         Page 35


                      This page intentionally left blank.


FIRST TRUST

First Trust Exchange-Traded Fund III

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL  60187

ADMINISTRATOR, CUSTODIAN
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA  02110

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603


[BLANK BACK COVER]


FIRST TRUST

First Trust Exchange-Traded Fund III
--------------------------------------------------------------------------------

First Trust Emerging Markets Local Currency Bond ETF (FEMB)

Annual Report
For the
Year Ended
October 31, 2017


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

          FIRST TRUST EMERGING MARKETS LOCAL CURRENCY BOND ETF (FEMB)

                                 ANNUAL REPORT
                                OCTOBER 31, 2017

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First
Trust" or the "Advisor") or First Trust Global Portfolios Ltd. (the
"Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate,"
"estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund III (the "Trust") described in this report for the First Trust Emerging Markets Local Currency Bond ETF
(hereinafter referred to as the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The
Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional
Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit
http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund's portfolio and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the
Fund, you may obtain an understanding of how the market environment affected the
Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the
Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in its prospectus, statement of additional information, this report and other Fund regulatory filings.


--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

          FIRST TRUST EMERGING MARKETS LOCAL CURRENCY BOND ETF (FEMB)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO

                                OCTOBER 31, 2017

Dear Shareholders:

Thank you for your investment in First Trust Emerging Markets Local Currency
Bond ETF.

First Trust is pleased to provide you with the annual report which contains detailed information about your investment for the 12 months ended October 31,
2017, including a market overview and a performance analysis for the period. We encourage you to read this report carefully and discuss it with your financial advisor.

The U.S. bull market continued through the November 2016 election and the first nine months of the Trump presidency. During that period, November 8, 2016
(Election Day 2016) through October 31, 2017, the S&P 500(R) Index (the "Index")
posted a total return of 22.73%, according to Bloomberg. Ten of the eleven Index sectors were up on a total return basis as well. Since the beginning of 2017 through October 31, 2017, the Index has closed its trading sessions at all-time highs on 50 occasions. Finally, as of October 31, 2017, the Index has spent the entire year in positive territory. This has only happened in 10 different years over the past seven decades.

The current bull market, as measured from March 9, 2009 through October 31, 2017 is the second longest in history. While we are optimistic about the U.S.
economy, we are aware that no one can know how markets will perform in different economic environments. We are also upbeat about the potential for world economic growth turning higher. While no one can predict the future, the International
Monetary Fund sees world real gross domestic product rising by an estimated 0.5 percentage points from the 3.2% posted in 2016 to the 3.7% it is projecting for
2018.

We believe that one should invest for the long term and be prepared for market volatility by keeping current on your portfolio and investing goals by speaking regularly with your investment professional. It is also important to keep in mind that past performance can never guarantee future results.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value our relationship with you and will continue to focus on bringing the types of investments that we believe can help you reach your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

                                                                          Page 1


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST EMERGING MARKETS LOCAL CURRENCY BOND ETF (FEMB)

First Trust Emerging Markets Local Currency Bond ETF (the "Fund") seeks maximum total return and current income. The Fund lists and principally trades its shares on The Nasdaq Stock Market LLC ("Nasdaq") under the ticker symbol "FEMB."
Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in bonds, notes and bills issued or guaranteed by entities in emerging market countries (collectively, "Bonds") that are denominated in the local currency of the issuer. In implementing the Fund's investment strategy,
First Trust Global Portfolios Ltd. (the "Sub-Advisor") will seek to provide current income and enhance capital, while minimizing volatility.


----------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
----------------------------------------------------------------------------------------------------------------------------------
                                                                                         AVERAGE ANNUAL          CUMULATIVE
                                                                                          TOTAL RETURNS         TOTAL RETURNS
                                                                       1 Year Ended    Inception (11/4/14)   Inception (11/4/14)
                                                                        10/31/2017        to 10/31/2017         to 10/31/2017
FUND PERFORMANCE
NAV                                                                        4.00%             -0.97%                -2.86%
Market Price                                                               4.52%             -0.90%                -2.67%

INDEX PERFORMANCE
Bloomberg Barclays Emerging Markets Local Currency
   Government - 10% Country Capped Index                                   4.54%             -0.23%                -0.68%
----------------------------------------------------------------------------------------------------------------------------------


Total returns for the periods since inception are calculated from the inception date of the Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total
Returns" represent the total change in value of an investment over the periods indicated.

The Fund's per share net asset value ("NAV") is the value of one share of the
Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market price returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the
Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future performance.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST EMERGING MARKETS LOCAL CURRENCY BOND ETF (FEMB)

----------------------------------------------------------
                                             % OF TOTAL
SECTOR ALLOCATION                            INVESTMENTS
----------------------------------------------------------
Sovereigns                                      94.7%
Supranationals                                   4.9
Central Bank                                     0.4
                                              -------
   Total                                       100.0%
                                              =======

----------------------------------------------------------
                                              % OF TOTAL
                                              INVESTMENTS
CREDIT RATING(1)                           (INCLUDING CASH)
----------------------------------------------------------
AAA                                              4.8%
AA                                               0.9
AA-                                              5.0
A+                                               2.5
A                                               12.5
A-                                              10.0
BBB+                                             4.8
BBB                                              1.6
BBB-                                            42.8
BB                                              14.6
Cash                                             0.5
                                              -------
   Total                                       100.0%
                                              =======

----------------------------------------------------------
                                               % OF TOTAL
 TOP 10 HOLDINGS                              INVESTMENTS
----------------------------------------------------------
Indonesia Treasury Bond, 8.38%, 9/15/26          7.0%
Brazil Notas do Tesouro Nacional, Series F,
   10.00%, 1/1/21                                6.8
Republic of South Africa Government Bond,
   10.50%, 12/21/26                              6.5
Brazil Notas do Tesouro Nacional, Series F,
   10.00%, 1/1/25                                5.4
Romania Government Bond, 5.85%, 4/26/23          4.9
Thailand Government Bond, 3.63%, 6/16/23         4.7
Chile Government International Bond,
   5.50%, 8/5/20                                 4.6
Indonesia Treasury Bond, 8.38%, 3/15/24          3.7
Mexican Bonos, 10.00%, 12/5/24                   3.6
Romania Government Bond, 5.95%, 6/11/21          3.5
                                              -------
   Total                                        50.7%
                                              =======

(1)   The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations ("NRSROs"), including Standard & Poor's Ratings Group, a division of the McGraw-Hill Companies, Inc., Moody's Investors Service,
      Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest ratings are used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated
      BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

                                                                          Page 3


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST EMERGING MARKETS LOCAL CURRENCY BOND ETF (FEMB)


                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                      NOVEMBER 4, 2014 - OCTOBER 31, 2017

              First Trust Emerging            Bloomberg Barclays Emerging
             Markets Local Currency       Markets Local Currency Government -
                    Bond ETF                   10% Country Capped Index

11/4/14             $10,000                            $10,000
4/30/15               9,340                              9,450
10/31/15              8,517                              8,634
4/30/16               9,209                              9,390
10/31/16              9,340                              9,501
4/30/17               9,535                              9,600
10/31/17              9,714                              9,932


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH OCTOBER 31, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period November 5, 2014
(commencement of trading) through October 31, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
11/5/14 - 10/31/15         116              110              7              1
11/1/15 - 10/31/16          80               64             38              3
11/1/16 - 10/31/17         104               89             23              2

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD          0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
11/5/14 - 10/31/15          15                0              0              1
11/1/15 - 10/31/16          60                7              0              0
11/1/16 - 10/31/17          27                7              0              0


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

          FIRST TRUST EMERGING MARKETS LOCAL CURRENCY BOND ETF (FEMB)
                                 ANNUAL REPORT
                          OCTOBER 31, 2017 (UNAUDITED)

                                    ADVISOR

First Trust Advisors L.P. ("First Trust" or the "Advisor"), is the investment advisor to the First Trust Emerging Markets Local Currency Bond ETF (the
"Fund"). First Trust is responsible for the ongoing management of the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

                             INVESTMENT SUB-ADVISOR

First Trust Global Portfolios Ltd. ("FTGP"), an affiliate of First Trust, serves as investment sub-advisor to the Fund and is headed by Derek Fulton, Director,
Chief Executive Officer and Chief Investment Officer of FTGP. Established in
December 2011, FTGP is an SEC-registered investment advisor based in London.
FTGP was established as a United Kingdom-based distributor, advisor and affiliate of First Trust and First Trust Portfolios L.P. and advises on global fixed income and currency portfolios. The global fixed income team at FTGP has experience in managing developing and emerging market fixed income portfolios for high profile European institutions.

                           PORTFOLIO MANAGEMENT TEAM

The following portfolio managers are primarily responsible for the day-to-day management of the Fund. Each portfolio manager has managed the Fund since 2014.

DEREK FULTON, DIRECTOR, CHIEF EXECUTIVE OFFICER AND CHIEF INVESTMENT OFFICER,
   FTGP
LEONARDO DA COSTA, DIRECTOR, FTGP

                                   COMMENTARY

MARKET RECAP

The macro-economic environment shifted largely positive for emerging market economies over the last year, buoyed by stronger commodity prices, robust GDP growth rates and falling inflation. The upward trend in export growth continued
and we have begun to see foreign currency reserves of these countries increasing again, building up a war-chest to defend against future volatility. The lower inflation rates in many of these markets has allowed central banks to institute more pro-growth monetary policy.

Emerging market treasury bonds posted strong returns for the period covered in the report despite the volatility induced by the U.S. elections and three interest rate hikes from the U.S. Federal Reserve. The Bloomberg Barclays
Emerging Markets Local Currency Government-10% Country Capped Index (the
"Index") returned 4.54% for the 12 months ending October 31, 2017. This positive return materialized despite several challenges which confronted emerging markets over the period. Early on, there were fears that a Donald Trump presidency would result in the collapse of global trade with severe repercussions for emerging economies. This proved to be unfounded and global trade now appears to be on a firmer footing as compared to a year ago. In addition, the headwind of tighter monetary policy from the U.S. Federal Reserve and the perceived concern that this would lead to large scale defaults across emerging markets also never materialized. Finally, another year has passed in which we avoided a hard landing in China defying many skeptics. Indeed, the Chinese yuan strengthened
2.12% versus the U.S. dollar over the period. Despite these, mainly external, concerns, emerging markets continued to perform well, in our opinion, due to the strong growth rates that emerging markets have experienced.

The country and regional returns were quite mixed over the period. Brazilian assets performed well as bond yields declined significantly off the back of falling inflation. There was also strength in Russia, as the Russian ruble strengthened 8.68% versus the U.S. dollar. Higher commodity prices and improving terms of trade have supported this strength as WTI Crude Oil futures rose 16.05%
over the period. The other notable performance over the period came from Mexican assets, where the moderate 1.47% depreciation of the Mexican peso versus the U.S dollar masked significant volatility. Mexican assets suffered considerably following the uncertainty created by the election of President Trump, however we saw the Mexican peso make a full recovery to pre-U.S. election levels as tensions eased between the Mexican authorities and the Trump administration.

Central and Eastern European countries were relative outperformers over the period, and the resurgence of growth in the Euro-area along with the strength in the euro vs the U.S. dollar supported these markets. The euro rallied 6.06%
versus the U.S. dollar over the period.

PERFORMANCE ANALYSIS

The Fund returned 4.00% on a net asset value ("NAV") basis for the 12 months ending October 31, 2017; the market price return was 4.52% over the same period.
The Fund's return was lower than the Index's return of 4.54% for the period.

                                                                          Page 5


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST EMERGING MARKETS LOCAL CURRENCY BOND ETF (FEMB)
                                 ANNUAL REPORT
                          OCTOBER 31, 2017 (UNAUDITED)

The Fund's most recent distribution, as of October 31, 2017, was $0.21 per share and the 12-month distribution rate was 6.06% as of October 31, 2017. The distribution in October 2016 was $0.1816 per share. The increase in the distribution per share was helped by the Fund's more constructive stance towards the asset class. Despite the yields decreasing for most constituents of the emerging market local currency universe, while bond prices rose, the Fund's more fully invested position and larger exposure to higher yielding countries contributed to the increase in the distribution.

The Fund was generally overweight relative to the Index in Brazil, Indonesia and
Russia, each of which performed well over the period. The local bonds in these markets benefitted from the overall trend of lower inflation. The Fund also held exposure to India which is notably absent from many emerging market local currency indices making it one of the Fund's larger off-Index exposures. India has been a favored story in Asia as it is one of the more rapidly reforming emerging market countries with a demographic dividend that we believe should drive growth in the years ahead. Negative contributors to the Fund's performance were led by the exposures to Turkey, Colombia and the Philippines. Turkey experienced a volatile year with the Turkish Lira depreciating 18.4% versus the
U.S. dollar over the period. Many geo-political events, as well as concerns for the Turkish Central Bank's reluctance to get ahead of the rising inflation rates, reduced confidence in Turkish assets. It is now, however, one of the higher yielding emerging market local bond countries.

The active management of the underlying emerging market currency exposures remains a focus for the Fund, particularly as the volatility of emerging market currency returns is a large driver of the asset class volatility. At the end of the period, the Fund had currency hedges on several Central and Eastern European currencies and long exposure to a basket of higher yielding emerging market currencies. We continue to believe that the active management of the Fund's currency exposures will lead to lower overall volatility and strong risk-adjusted returns going forward.

MARKET AND FUND OUTLOOK

Our positive outlook for the asset class is underpinned by the longer-term drivers that we believe are improving fundamentals in emerging market economies.
Supportive demographic profiles, relatively low debt levels and competitive currencies will be a persistent tailwind, in our view. We also anticipate stronger productivity growth rates on average in emerging market countries as they are starting from a lower base when compared to developed market economies but also as new technologies are assimilated into their economies.

In addition to these positive drivers, we believe current valuations are still attractive for the asset class. The spread between the yield on the JP Morgan
GBI-EM Global Diversified Index and similar duration 5-year maturity U.S.
Treasuries stood at 405 basis points ("bps") at the end of October. This is below the long-term average spread of 436 bps since the index inception, but still far from the low of 175 bps seen before the financial crisis.

Given that, in our view, valuations remain attractive, especially for emerging market currencies, we maintain a bullish bias. The more hawkish stance recently indicated by the U.S. Federal Reserve (the "Fed") is raising concern that we may see another period of emerging market weakness similar to the "taper tantrum"
period of 2013. In our view, however, any knee-jerk weakness in emerging market assets related to hawkish Fed actions should be temporary. We believe the underlying fundamentals in emerging countries are in a much better state now as compared to the period in 2013, when many were experiencing a cyclical slowdown.

In comparison to 2013, we now have a stronger outlook for emerging markets based on improving Purchasing Managers Index ("PMI") surveys, healthy export growth numbers, increasing foreign exchange reserves and continued gross domestic product ("GDP") growth in the larger emerging markets, China, India, Brazil and
Russia. In their October 2017 World Economic Outlook, the International Monetary
Fund ("IMF") upgraded their GDP growth forecast for emerging economies to 4.6%
in 2017 and 4.9% in 2018. We believe that as the positive fundamentals reassert themselves in these countries we may find that the concerns of tightening U.S.
interest rates start to dissipate.

Fund asset flows were positive over the period which also benefitted the Fund as assets increased from approximately $14.8 million to approximately $49.8 million. The attractive yields on offer and relatively cheap valuations allow the asset class to stand out against traditional fixed income asset classes, in our opinion. Early investors have been rewarded with positive performance over the period and we expect this positive momentum to help future flows into the asset class.

Finally, we view an allocation to emerging markets as an attractive opportunity today. We continue to see value in some of the higher yielding emerging market credits as long as the volatility derived from the underlying currency exposure is adequately managed. Having said that, we note that emerging market currencies are also trading at historically cheap levels which may provide an attractive entry point for global investors. We believe historically cheap valuations, exposure to global assets and likely diversification benefits against traditional fixed income alternatives potentially make the Fund an attractive addition for investors.


FIRST TRUST EMERGING MARKETS LOCAL CURRENCY BOND ETF (FEMB)
UNDERSTANDING YOUR FUND EXPENSES
OCTOBER 31, 2017 (UNAUDITED)

As a shareholder of First Trust Emerging Markets Local Currency Bond ETF (the
"Fund") you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2017.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month
Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


-------------------------------------------------------------------------------------------------------------------------
                                                                                          ANNUALIZED
                                                                                         EXPENSE RATIO     EXPENSES PAID
                                                    BEGINNING             ENDING         BASED ON THE        DURING THE
                                                  ACCOUNT VALUE       ACCOUNT VALUE        SIX-MONTH         SIX-MONTH
                                                   MAY 1, 2017      OCTOBER 31, 2017        PERIOD           PERIOD (a)
-------------------------------------------------------------------------------------------------------------------------
FIRST TRUST EMERGING MARKETS LOCAL CURRENCY BOND ETF (FEMB)
Actual                                              $1,000.00           $1,018.80             0.85%                $4.33
Hypothetical (5% return before expenses)            $1,000.00           $1,020.92             0.85%                $4.33


(a)   Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (May 1, 2017 through October 31, 2017), multiplied by 184/365 (to reflect the one-half year period).

                                                                          Page 7


FIRST TRUST EMERGING MARKETS LOCAL CURRENCY BOND ETF (FEMB)
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2017


   PRINCIPAL
     VALUE
    (LOCAL                                                                            STATED         STATED         VALUE
   CURRENCY)                               DESCRIPTION                                COUPON        MATURITY     (US DOLLARS)
---------------   ---------------------------------------------------------------  -------------  ------------  --------------
FOREIGN SOVEREIGN BONDS AND NOTES - 91.3%

                  BRAZIL - 14.1%
     10,400,000   Brazil Notas do Tesouro Nacional, Series F (BRL)...............     10.00%        01/01/21    $    3,263,126
      8,300,000   Brazil Notas do Tesouro Nacional, Series F (BRL)...............     10.00%        01/01/25         2,566,675
      3,900,000   Brazil Notas do Tesouro Nacional, Series F (BRL)...............     10.00%        01/01/27         1,203,405
                                                                                                                --------------
                                                                                                                     7,033,206
                                                                                                                --------------
                  CHILE - 4.8%
    120,000,000   Bonos del Banco Central de Chile en Pesos (CLP)................      6.00%        02/01/21           202,065
  1,330,500,000   Chile Government International Bond (CLP)......................      5.50%        08/05/20         2,211,521
                                                                                                                --------------
                                                                                                                     2,413,586
                                                                                                                --------------
                  COLOMBIA - 4.7%
  4,851,000,000   Colombian TES (COP)............................................      7.00%        05/04/22         1,666,245
  1,900,000,000   Colombian TES (COP)............................................      7.50%        08/26/26           663,198
                                                                                                                --------------
                                                                                                                     2,329,443
                                                                                                                --------------
                  CZECH REPUBLIC - 0.9%
      9,250,000   Czech Republic Government Bond (CZK)...........................      2.40%        09/17/25           456,242
                                                                                                                --------------
                  HUNGARY - 2.7%
    198,800,000   Hungary Government Bond (HUF)..................................      6.50%        06/24/19           822,400
    117,020,000   Hungary Government Bond (HUF)..................................      5.50%        06/24/25           542,135
                                                                                                                --------------
                                                                                                                     1,364,535
                                                                                                                --------------
                  INDONESIA - 12.4%
  1,500,000,000   Indonesia Treasury Bond (IDR)..................................      7.88%        04/15/19           113,883
 22,164,000,000   Indonesia Treasury Bond (IDR)..................................      8.38%        03/15/24         1,773,344
 41,205,000,000   Indonesia Treasury Bond (IDR)..................................      8.38%        09/15/26         3,341,972
 11,930,000,000   Indonesia Treasury Bond (IDR)..................................      8.38%        03/15/34           955,280
                                                                                                                --------------
                                                                                                                     6,184,479
                                                                                                                --------------
                  ISRAEL - 2.4%
      3,050,000   Israel Government Bond - Fixed (ILS)...........................      6.25%        10/30/26         1,205,517
                                                                                                                --------------
                  MALAYSIA - 3.2%
      5,520,000   Malaysia Government Bond (MYR).................................      4.16%        07/15/21         1,328,597
      1,000,000   Malaysia Government Bond (MYR).................................      4.05%        09/30/21           239,353
                                                                                                                --------------
                                                                                                                     1,567,950
                                                                                                                --------------
                  MEXICO - 4.5%
     28,620,000   Mexican Bonos (MXN)............................................     10.00%        12/05/24         1,732,830
      9,290,000   Mexican Bonos (MXN)............................................      7.75%        05/29/31           500,555
                                                                                                                --------------
                                                                                                                     2,233,385
                                                                                                                --------------
                  PERU - 4.8%
      2,230,000   Peru Government Bond (PEN).....................................      7.84%        08/12/20           760,533
      4,300,000   Peru Government Bond (PEN).....................................      8.20%        08/12/26         1,624,071
                                                                                                                --------------
                                                                                                                     2,384,604
                                                                                                                --------------
                  PHILIPPINES - 1.5%
     28,000,000   Philippine Government International Bond (PHP).................      4.95%        01/15/21           558,915
     10,000,000   Philippine Government International Bond (PHP).................      3.90%        11/26/22           192,378
                                                                                                                --------------
                                                                                                                       751,293
                                                                                                                --------------


Page 8                  See Notes to Financial Statements


FIRST TRUST EMERGING MARKETS LOCAL CURRENCY BOND ETF (FEMB)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017


   PRINCIPAL
     VALUE
    (LOCAL                                                                            STATED         STATED         VALUE
   CURRENCY)                               DESCRIPTION                                COUPON        MATURITY     (US DOLLARS)
---------------   ---------------------------------------------------------------  -------------  ------------  --------------
FOREIGN SOVEREIGN BONDS AND NOTES (CONTINUED)

                  POLAND - 4.4%
        600,000   Republic of Poland Government Bond (PLN).......................      5.50%        10/25/19    $      177,349
      3,460,000   Republic of Poland Government Bond (PLN).......................      4.00%        10/25/23         1,006,598
      3,015,000   Republic of Poland Government Bond (PLN).......................      5.75%        04/25/29         1,019,150
                                                                                                                --------------
                                                                                                                     2,203,097
                                                                                                                --------------
                  ROMANIA - 9.8%
      6,020,000   Romania Government Bond (RON)..................................      5.95%        06/11/21         1,677,953
      8,330,000   Romania Government Bond (RON)..................................      5.85%        04/26/23         2,345,974
      3,000,000   Romania Government Bond (RON)..................................      5.80%        07/26/27           848,889
                                                                                                                --------------
                                                                                                                     4,872,816
                                                                                                                --------------
                  SOUTH AFRICA - 11.6%
     14,850,000   Republic of South Africa Government Bond (ZAR).................      7.25%        01/15/20         1,039,497
     40,445,000   Republic of South Africa Government Bond (ZAR).................     10.50%        12/21/26         3,101,768
     10,300,000   Republic of South Africa Government Bond (ZAR).................      8.00%        01/31/30           645,200
      0,780,000   Republic of South Africa Government Bond (ZAR).................      6.25%        03/31/36         1,016,707
                                                                                                                --------------
                                                                                                                     5,803,172
                                                                                                                --------------
                  THAILAND - 4.8%
     68,150,000   Thailand Government Bond (THB).................................      3.63%        06/16/23         2,237,218
      4,600,000   Thailand Government Bond (THB).................................      3.65%        06/20/31           152,880
                                                                                                                --------------
                                                                                                                     2,390,098
                                                                                                                --------------
                  TURKEY - 4.7%
      5,710,000   Turkey Government Bond (TRY)...................................     10.50%        01/15/20         1,453,634
      4,100,000   Turkey Government Bond (TRY)...................................      8.00%        03/12/25           897,049
                                                                                                                --------------
                                                                                                                     2,350,683
                                                                                                                --------------
                  TOTAL FOREIGN SOVEREIGN BONDS AND NOTES........................                                   45,544,106
                  (Cost $45,993,983)                                                                            --------------

FOREIGN CORPORATE BONDS AND NOTES - 4.7%

                  SUPRANATIONALS - 4.7%
      4,730,000   European Investment Bank (ZAR).................................      6.00%        10/21/19           325,353
        600,000   International Finance Corp. (BRL)..............................     10.50%        04/17/18           187,562
     37,800,000   International Finance Corp. (INR)..............................      7.80%        06/03/19           605,060
     77,000,000   International Finance Corp. (INR)..............................      6.30%        11/25/24         1,207,843
                                                                                                                --------------
                  TOTAL FOREIGN CORPORATE BONDS AND NOTES.....................................................       2,325,818
                  (Cost $2,345,986)                                                                             --------------

                  TOTAL INVESTMENTS (A) - 96.0%...............................................................      47,869,924
                  (Cost $48,339,969)
                  NET OTHER ASSETS AND LIABILITIES - 4.0%.....................................................       1,992,086
                                                                                                                --------------
                  NET ASSETS - 100.0%.........................................................................  $   49,862,010
                                                                                                                ==============


                        See Notes to Financial Statements                 Page 9


FIRST TRUST EMERGING MARKETS LOCAL CURRENCY BOND ETF (FEMB)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017


                                              FORWARD FOREIGN CURRENCY CONTRACTS
                                    -------------------------------------------------------
                                                                              PURCHASE              SALE           UNREALIZED
    SETTLEMENT                           AMOUNT             AMOUNT           VALUE AS OF        VALUE AS OF      APPRECIATION/
       DATE         COUNTERPARTY        PURCHASED            SOLD          OCTOBER 31, 2017   OCTOBER 31, 2017  (DEPRECIATION)
  --------------   --------------   -----------------   ---------------   -----------------   ----------------   --------------
    11/24/17            BNS         COP 6,000,000,000   USD   2,037,351   $       1,968,098   $      2,037,351   $      (69,253)
    11/24/17            BNS         INR   230,000,000   USD   3,523,231           3,540,371          3,523,231           17,140
    11/24/17            BNS         KRW   600,000,000   USD     530,012             535,600            530,012            5,588
    11/24/17            BBH         MXN    16,000,000   USD     836,897             831,218            836,897           (5,679)
    11/24/17            BNS         PEN     1,000,000   USD     308,261             307,322            308,261             (939)
    11/24/17            BNS         RUB   388,000,000   USD   6,713,964           6,610,010          6,713,964         (103,954)
    11/24/17            BBH         USD     1,172,197   HUF 306,000,000           1,172,197          1,145,770           26,427
    11/24/17            BBH         USD       947,005   PLN   3,400,000             947,005            934,038           12,967
    11/24/17            BBH         USD     2,731,165   RON  10,650,000           2,731,165          2,694,605           36,560
                                                                                                                 --------------
Net Unrealized Appreciation (Depreciation)....................................................................   $      (81,143)
                                                                                                                 ==============


Counterparty Abbreviations:
      BBH   Brown Brothers Harriman & Co.
      BNS   Bank of Nova Scotia

-----------------------------
(a)   Aggregate cost for federal income tax purposes is $48,905,185. As of
      October 31, 2017, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $559,096 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $1,675,500. The net unrealized depreciation was $1,116,404. The amounts presented are inclusive of derivative contracts.

Currency Abbreviations:
      BRL   Brazilian Real
      CLP   Chilean Peso
      COP   Colombian Peso
      CZK   Czech Republic Koruna
      HUF   Hungarian Forint
      IDR   Indonesian Rupiah
      ILS   Israel Shekel
      INR   Indian Rupee
      KRW   South Korean Won
      MXN   Mexican Peso
      MYR   Malaysian Ringgit
      PEN   Peruvian New Sol
      PHP   Philippines Peso
      PLN   Polish Zloty
      RON   Romanian Lev
      RUB   Russian Ruble
      THB   Thailand Baht
      TRY   Turkish Lira
      ZAR   South African Rand

Page 10                 See Notes to Financial Statements


FIRST TRUST EMERGING MARKETS LOCAL CURRENCY BOND ETF (FEMB)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31,
2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):


                                                     ASSETS TABLE

                                                                                          LEVEL 2          LEVEL 3
                                                           TOTAL          LEVEL 1       SIGNIFICANT      SIGNIFICANT
                                                         VALUE AT         QUOTED         OBSERVABLE      UNOBSERVABLE
                                                        10/31/2017        PRICES           INPUTS           INPUTS
                                                       -------------   -------------   --------------   --------------
Foreign Sovereign Bonds and Notes*.................    $  45,544,106   $          --   $   45,544,106   $           --
Foreign Corporate Bonds and Notes*.................        2,325,818              --        2,325,818               --
                                                       -------------   -------------   --------------   --------------
Total Investments..................................       47,869,924              --       47,869,924               --
Other Financial Instruments:
Forward Foreign Currency Contracts**...............           98,682              --           98,682               --
                                                       -------------   -------------   --------------   --------------
Total..............................................    $  47,968,606   $          --   $   47,968,606   $           --
                                                       =============   =============   ==============   ==============

                                               LIABILITIES TABLE
                                                                                           LEVEL 2           LEVEL 3
                                                           TOTAL          LEVEL 1        SIGNIFICANT       SIGNIFICANT
                                                         VALUE AT         QUOTED         OBSERVABLE       UNOBSERVABLE
                                                        10/31/2017        PRICES           INPUTS            INPUTS
                                                       -------------   -------------   --------------   --------------
Forward Foreign Currency Contracts**...............    $    (179,825)  $          --   $     (179,825)  $           --
                                                       =============   =============   ==============   ==============


*     See the Portfolio of Investments for country breakout.

**    See the Schedule of Forward Foreign Currency Contracts for contract and currency detail.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at October 31, 2017.

--------------------------------------------
                             % OF TOTAL
CURRENCY EXPOSURE            INVESTMENTS
DIVERSIFICATION           (INCLUDING CASH)+
--------------------------------------------
BRL                             15.0%
RUB                             13.8
IDR                             12.9
ZAR                             12.8
INR                             11.1
COP                              8.9
MXN                              6.4
PEN                              5.6
CLP                              5.0
TRY                              4.9
THB                              4.8
RON                              4.5
MYR                              3.3
PLN                              2.7
ILS                              2.6
PHP                              1.6
KRW                              1.1
CZK                              0.9
HUF                              0.5
USD                            -18.4
                              -------
      Total                    100.0%
                              =======

+ The weightings include the impact of currency forwards.

                        See Notes to Financial Statements                Page 11


FIRST TRUST EMERGING MARKETS LOCAL CURRENCY BOND ETF (FEMB)
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2017


ASSETS:
Investments, at value..................................................      $   47,869,924
Cash...................................................................             256,675
Foreign currency.......................................................               1,664
Unrealized appreciation on forward foreign currency contracts..........              98,682
Receivables:
   Interest............................................................             982,242
   Investment securities sold..........................................             920,869
                                                                             --------------
   Total Assets........................................................          50,130,056
                                                                             --------------

LIABILITIES:
Unrealized depreciation on forward foreign currency contracts..........             179,825
Payables:
   Investment advisory fees............................................              36,917
   Due to Broker.......................................................              27,642
   Deferred capital gains tax..........................................              23,662
                                                                             --------------
   Total Liabilities...................................................             268,046
                                                                             --------------
NET ASSETS.............................................................      $   49,862,010
                                                                             ==============

NET ASSETS CONSIST OF:
Paid-in capital........................................................      $   51,012,145
Par value..............................................................              12,000
Accumulated net investment income (loss)...............................            (352,641)
Accumulated net realized gain (loss) on investments, forward foreign
   currency contracts and foreign currency transactions................            (201,900)
Net unrealized appreciation (depreciation) on investments, forward
   foreign currency contracts and foreign currency translation.........            (607,594)
                                                                             --------------
NET ASSETS.............................................................      $   49,862,010
                                                                             ==============
NET ASSET VALUE, per share.............................................      $        41.55
                                                                             ==============
Number of shares outstanding (unlimited number of shares authorized,
   par value $0.01 per share)..........................................           1,200,002
                                                                             ==============
Investments, at cost...................................................      $   48,339,969
                                                                             ==============
Foreign currency, at cost (proceeds)...................................      $        2,334
                                                                             ==============


Page 12                 See Notes to Financial Statements


FIRST TRUST EMERGING MARKETS LOCAL CURRENCY BOND ETF (FEMB)
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2017


INVESTMENT INCOME:
Interest...............................................................      $    2,005,076
Foreign tax withholding................................................             (37,005)
                                                                             --------------
   Total investment income.............................................           1,968,071
                                                                             --------------

EXPENSES:
Investment advisory fees...............................................             288,456
                                                                             --------------
   Total expenses......................................................             288,456
                                                                             --------------
NET INVESTMENT INCOME (LOSS)...........................................           1,679,615
                                                                             --------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments.........................................................            (226,873)
   Foreign capital gains tax...........................................                (251)
   Forward foreign currency contracts..................................             129,213
   Foreign currency transactions.......................................              44,088
                                                                             --------------
Net realized gain (loss)...............................................             (53,823)
                                                                             --------------
Net change in unrealized appreciation (depreciation) on:
   Investments.........................................................             (64,681)
   Forward foreign currency contracts..................................             (68,391)
   Foreign currency translation........................................             (34,324)
   Net change in deferred capital gains tax............................             (20,822)
                                                                             --------------
Net change in unrealized appreciation (depreciation)...................            (188,218)
                                                                             --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)................................            (242,041)
                                                                             --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.....................................................      $    1,437,574
                                                                             ==============


                        See Notes to Financial Statements                Page 13


FIRST TRUST EMERGING MARKETS LOCAL CURRENCY BOND ETF (FEMB)
STATEMENTS OF CHANGES IN NET ASSETS


                                                                                  YEAR             YEAR
                                                                                  ENDED            ENDED
                                                                               10/31/2017       10/31/2016
                                                                             --------------   --------------
OPERATIONS:
Net investment income (loss)...........................................      $    1,679,615   $      259,919
Net realized gain (loss)...............................................             (53,823)        (121,079)
Net change in unrealized appreciation (depreciation)...................            (188,218)         218,256
                                                                             --------------   --------------
Net increase (decrease) in net assets resulting from operations........           1,437,574          357,096
                                                                             --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..................................................          (2,013,285)        (208,381)
Return of capital......................................................                  --          (95,214)
                                                                             --------------   --------------
Total distributions to shareholders....................................          (2,013,285)        (303,595)
                                                                             --------------   --------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold..............................................          35,625,661       10,681,117
                                                                             --------------   --------------
Net increase (decrease) in net assets resulting from
   shareholder transactions............................................          35,625,661       10,681,117
                                                                             --------------   --------------
Total increase (decrease) in net assets................................          35,049,950       10,734,618

NET ASSETS:
Beginning of period....................................................          14,812,060        4,077,442
                                                                             --------------   --------------
End of period..........................................................      $   49,862,010   $   14,812,060
                                                                             ==============   ==============
Accumulated net investment income (loss) at end of period..............      $     (352,641)  $      (77,186)
                                                                             ==============   ==============
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period................................             350,002          100,002
Shares sold............................................................             850,000          250,000
                                                                             --------------   --------------
Shares outstanding, end of period......................................           1,200,002          350,002
                                                                             ==============   ==============


Page 14                 See Notes to Financial Statements


FIRST TRUST EMERGING MARKETS LOCAL CURRENCY BOND ETF (FEMB)

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                  YEAR ENDED OCTOBER 31,
                                              -------------------------------    PERIOD ENDED
                                                   2017             2016        10/31/2015 (a)
                                              --------------   --------------   --------------
Net asset value, beginning of period            $    42.32       $    40.77       $    50.00
                                                ----------       ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          2.30             1.74             1.94
Net realized and unrealized gain (loss)              (0.65)            2.09            (9.23)
                                                ----------       ----------       ----------
Total from investment operations                      1.65             3.83            (7.29)
                                                ----------       ----------       ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (2.42)           (1.56)              --
Return of capital                                       --            (0.72)           (1.94)
                                                ----------       ----------       ----------
Total distributions                                  (2.42)           (2.28)           (1.94)
                                                ----------       ----------       ----------
Net asset value, end of period                  $    41.55       $    42.32       $    40.77
                                                ==========       ==========       ==========
TOTAL RETURN (b)                                      4.00%            9.66%          (14.83)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)            $   49,862       $   14,812       $    4,077
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.85%            0.85%            0.85% (c)
Ratio of net investment income (loss) to
   average net assets                                 4.95%            4.70%            4.36% (c)
Portfolio turnover rate (d)                             16%              23%              49%


(a)   Inception date is November 4, 2014, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

                        See Notes to Financial Statements                Page 15


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

          FIRST TRUST EMERGING MARKETS LOCAL CURRENCY BOND ETF (FEMB)
                                OCTOBER 31, 2017

                                1. ORGANIZATION

First Trust Exchange-Traded Fund III (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on January 9,
2008, and is registered with the Securities and Exchange Commission under the
Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of twelve exchange-traded funds that are currently offering shares. This report covers First Trust Emerging Markets Local Currency
Bond ETF (the "Fund"), a non-diversified series of the Trust, which trades under the ticker FEMB on The Nasdaq Stock Market LLC ("Nasdaq"). Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are issued and redeemed in cash and, in certain circumstances, in-kind for securities in which the Fund invests. Except when aggregated in Creation Units, the shares are not redeemable securities of the Fund.

The Fund is an actively managed exchange-traded fund. The investment objective of the Fund is to seek maximum total return and current income. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in bonds, notes and bills issued or guaranteed by issuers in emerging market countries that are denominated in the local currency of the issuer. There can be no assurance the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB")
Accounting Standards Codification ("ASC") Topic 946, "Financial
Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S.
GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The Fund's NAV is determined daily as of the close of regular trading on The New
York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the
NYSE is open for trading. If the NYSE closes early on a valuation day, the
Fund's NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"),
in accordance with valuation procedures adopted by the Trust's Board of
Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Bonds, notes and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Trust's Board of Trustees, which may use the following valuation inputs when available:

      1)    benchmark yields;

      2)    reported trades;

      3)    broker/dealer quotes;

      4)    issuer spreads;

      5)    benchmark securities;

      6)    bids and offers; and

      7)    reference data including market research publications.

      Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination.
      Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST EMERGING MARKETS LOCAL CURRENCY BOND ETF (FEMB)
                                OCTOBER 31, 2017

      1)    the credit conditions in the relevant market and changes thereto;

      2)    the liquidity conditions in the relevant market and changes thereto;

      3)    the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);

      4)    issuer-specific conditions (such as significant credit
            deterioration); and

      5)    any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

      Forward foreign currency contracts are fair valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by a third-party pricing service.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of
1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

       1)   the fundamental business data relating to the issuer, or economic data relating to the country of issue;

       2)   an evaluation of the forces which influence the market in which these securities are purchased and sold;

       3)   the type, size and cost of security;

       4)   the financial statements of the issuer, or the financial condition of the country of issue;

       5)   the credit quality and cash flow of the issuer, or country of issue, based on the Advisor's or external analysis;

       6)   the information as to any transactions in or offers for the security;

       7)   the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;

       8)   the coupon payments;

       9)   the quality, value and salability of collateral, if any, securing the security;

      10)   the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management (for corporate debt only);

      11)   the economic, political and social prospects/developments of the country of issue and the assessment of the country's governmental leaders/officials (for sovereign debt only);

      12)   the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only); and

      13)   other relevant factors.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o     Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o     Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o     Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little
                  information is released publicly.

            o     Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves
                  observable at commonly quoted intervals, volatilities,
                  prepayment speeds, loss severities, credit risks, and default rates).

            o     Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o     Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2017, is included with the Fund's Portfolio of Investments.

                                                                         Page 17


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST EMERGING MARKETS LOCAL CURRENCY BOND ETF (FEMB)
                                OCTOBER 31, 2017

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.
Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

C. FORWARD FOREIGN CURRENCY CONTRACTS

The Fund is subject to foreign currency risk in the normal course of pursuing its investment objective. Forward foreign currency contracts are agreements between two parties ("Counterparties") to exchange one currency for another at a future date and at a specified price. The Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the
Fund's foreign currency exposure. These contracts are valued daily, and the
Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in "Unrealized appreciation (depreciation) on forward foreign currency contracts" on the Statement of Assets and Liabilities. The change in unrealized appreciation (depreciation) is included in "Net change in unrealized appreciation (depreciation) on forward foreign currency contracts" on the
Statement of Operations. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund's basis in the contract. This realized gain or loss is included in "Net realized gain (loss) on forward foreign currency contracts" on the Statement of Operations. Risks arise from the possible inability of Counterparties to meet the terms of their contracts and from movement in currency, securities values and interest rates. Due to the risks, the Fund could incur losses in excess of the net unrealized value shown on the Forward Foreign Currency Contracts table in the Portfolio of Investments.
In the event of default by the Counterparty, the Fund will provide notice to the
Counterparty of the Fund's intent to convert the currency held by the Fund into the currency that the Counterparty agreed to exchange with the Fund. If a
Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The
Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

D. OFFSETTING ON THE STATEMENT OF ASSETS AND LIABILITIES

Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the
Statement of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund's financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting arrangements ("MNAs")
or similar agreements on the Statement of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting Counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.

At October 31, 2017, derivative assets and liabilities (by type) on a gross basis are as follows:


                                                                                             Gross Amounts not
                                                                                               Offset in the
                                                                                            Statement of Assets
                                                                       Net Amounts of         and Liabilities
                                                   Gross Amounts           Assets         -----------------------
                                                   Offset in the      Presented in the                 Collateral
                           Gross Amounts of     Statement of Assets  Statement of Assets   Financial    Amounts
                          Recognized Assets       and Liabilities      and Liabilities    Instruments   Received   Net Amount
------------------------------------------------------------------------------------------------------------------------------
Forward Foreign Currency
   Contracts*              $   98,682               $ --               $   98,682          $(28,407)      $ --     $   70,275

                                                                                             Gross Amounts not
                                                                                               Offset in the
                                                                                          the Statement of Assets
                                                                       Net Amounts of         and Liabilities
                                                   Gross Amounts         Liabilities      -----------------------
                                                   Offset in the      Presented in the                 Collateral
                           Gross Amounts of     Statement of Assets  Statement of Assets   Financial    Amounts
                        Recognized Liabilities    and Liabilities      and Liabilities    Instruments   Pledged    Net Amount
------------------------------------------------------------------------------------------------------------------------------
Forward Foreign Currency
   Contracts*              $ (179,825)              $ --               $ (179,825)         $ 28,407       $ --     $ (151,418)


* The respective Counterparties for each contract are disclosed on the
  Forward Foreign Currency Contracts table in the Portfolio of Investments.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST EMERGING MARKETS LOCAL CURRENCY BOND ETF (FEMB)
                                OCTOBER 31, 2017

E. FOREIGN CURRENCY

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into
U.S. dollars at the exchange rates prevailing at the end of the period.
Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in
"Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments"
on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are shown in "Net realized gain (loss) on foreign currency transactions" on the Statement of Operations.
The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in "Net realized gain (loss) on investments" on the
Statement of Operations.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid monthly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, will be distributed at least annually.

Distributions from income and capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or net asset value per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid during the fiscal years ended October
31, 2017 and 2016, was as follows:

Distributions paid from:                                 2017           2016
Ordinary income....................................  $  2,013,285    $   208,381
Capital gain.......................................            --             --
Return of capital..................................            --         95,214

As of October 31, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income......................  $    206,483
Accumulated capital and other losses...............      (195,808)
Net unrealized appreciation (depreciation).........    (1,172,810)

G. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of
4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2015,
2016 and 2017 remain open to federal and state audit. As of October 31, 2017, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains.
The Fund is subject to certain limitations under U.S. tax rules on the use of capital carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2017, the
Fund had non-expiring capital loss carryforwards for federal income tax purposes of $195,808.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2017, the Fund had no net ordinary losses.

                                                                         Page 19


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST EMERGING MARKETS LOCAL CURRENCY BOND ETF (FEMB)
                                OCTOBER 31, 2017

In order to present paid-in capital, accumulated net investment income (loss)
and accumulated net realized gain (loss) on investments on the Statement of
Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income
(loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2017, the adjustments for the Fund were as follows:

                                   Accumulated
          Accumulated             Net Realized
        Net Investment             Gain (Loss)                Paid-in
         Income (Loss)           on Investments               Capital
       -----------------        -----------------        -----------------
           $ 58,215                $ (58,215)                   $ --

H. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).

I. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. In part, the new and amended rules and forms amend Regulation S-X and require standardized, enhanced disclosures about derivatives in a fund's financial statements, as well as other amendments. The compliance date for the amendments of Regulation S-X was August 1, 2017 and resulted in additional disclosure for derivative instruments within the Portfolio of Investments. The new form types and other rule amendments will be effective for the First Trust funds, including the Fund, for reporting periods beginning on and after June 1, 2018. Management is evaluating the new form types and other rule amendments that are effective on and after June 1, 2018, to determine the impact on the Fund.

J. NEW ACCOUNTING PRONOUNCEMENT

In December 2016, FASB released Accounting Standards Update ("ASU") 2016-19 that makes technical changes to various sections of the ASC, including Topic 820,
Fair Value Measurement. The changes to Topic 820 are intended to clarify the difference between a valuation approach and a valuation technique. The changes to ASC 820-10-50-2 require a reporting entity to disclose, for Level 2 and Level
3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. The changes to Topic 820 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. At this time, management is evaluating the implications of the ASU and has not yet determined its impact on the financial statements and disclosures.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The
Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First
Trust is responsible for the selection and ongoing monitoring of the securities in the Fund's portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

The Trust, on behalf of the Fund, and First Trust have retained First Trust
Global Portfolios Ltd. ("FTGP" or the "Sub-Advisor"), an affiliate of First
Trust, to serve as investment sub-advisor. In this capacity, FTGP is responsible for the selection and ongoing monitoring of the securities in the Fund's investment portfolio. First Trust is paid an annual unitary management fee of
0.85% of the Fund's average daily net assets. FTGP receives a sub-advisory fee equal to 40% of any remaining monthly unitary fee paid to the Advisor after the
Fund's average expenses accrued during the most recent twelve months are subtracted from the unitary fee for that month. First Trust is responsible for the expenses of the Fund including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding Rule 12b-1 distribution and service fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, and extraordinary expenses. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.

The Trust has multiple service agreements with Brown Brothers Harriman & Co.
("BBH"). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BBH is responsible for custody of the Fund's assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for the Fund.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST EMERGING MARKETS LOCAL CURRENCY BOND ETF (FEMB)
                                OCTOBER 31, 2017

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund
Complex. Prior to January 1, 2016, the fixed annual retainer was allocated pro rata based on each fund's net assets. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit
Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets.
Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee
Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2017, the cost of purchases and proceeds from sales of investments, excluding short-term investments and in-kind transactions, for the Fund were $40,373,926 and $5,295,790, respectively.

For the year ended October 31, 2017, the Fund had no in-kind transactions.

                           5. DERIVATIVE TRANSACTIONS

The following table presents the type of derivatives held by the Fund at October
31, 2017, the primary underlying risk exposure and location of these instruments as presented on the Statement of Assets and Liabilities.


                                               ASSET DERIVATIVES                         LIABILITY DERIVATIVES
                                   ------------------------------------------  ------------------------------------------
DERIVATIVE                         STATEMENT OF ASSETS AND                     STATEMENT OF ASSETS AND
INSTRUMENT          RISK EXPOSURE    LIABILITIES LOCATION         VALUE          LIABILITIES LOCATION         VALUE
------------------  -------------  ------------------------  ----------------  ------------------------  ----------------
                                   Unrealized appreciation                      Unrealized depreciation
Forward foreign                    on forward foreign                           on forward foreign
currency contracts  Currency Risk  currency contracts            $ 98,682       currency contracts           $ 179,825


The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the year ended
October 31, 2017, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.

STATEMENT OF OPERATIONS LOCATION
--------------------------------------------------------------------------------
CURRENCY RISK
Net realized gain (loss) on forward foreign currency contracts        $ 129,213
Net change in unrealized appreciation (depreciation) on forward
 foreign currency contracts                                             (68,391)

During the year ended October 31, 2017, the notional values of forward foreign currency contracts opened and closed were $329,626,258 and $308,851,159, respectively.

                 6. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an
"Authorized Participant"). In order to purchase Creation Units of the Fund, an
Authorized Participant must deposit (i) a designated portfolio of securities and other instruments determined by First Trust (the "Deposit Securities") and generally make or receive a cash payment referred to as the "Cash Component,"
which is an amount equal to the difference between the NAV of the Fund shares
(per Creation Unit aggregations) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the
Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash
Component. If the Cash Component is a negative number (i.e., the NAV per
Creation Unit Aggregation is less than the Deposit Amount), the Authorized
Participant will receive the Cash Component. Authorized Participants purchasing
Creation Units must pay to BBH, as transfer agent, a creation transaction fee
(the "Creation Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction Fee may increase or decrease as the Fund's portfolio is adjusted to conform to changes in the composition of the securities included in the Fund's portfolio and the countries in which the transaction settled. The Creation Transaction Fee is currently $500. The price for each Creation Unit will equal the daily NAV per

                                                                         Page 21


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST EMERGING MARKETS LOCAL CURRENCY BOND ETF (FEMB)
                                OCTOBER 31, 2017

share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When the Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

Authorized Participants redeeming Creation Units must pay to BBH, as transfer agent, a redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The
Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee is currently $500. The
Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, the Fund may, in its discretion, reject any such request.

                               7. LINE OF CREDIT

The Trust, on behalf of the Fund, along with First Trust Series Fund and First
Trust Exchange-Traded Fund IV entered into a $220 million Credit Agreement with the Bank of Nova Scotia ("Scotia") as administrative agent for a group of lenders. Scotia charges a commitment fee of 0.25% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans. Prior to March 9, 2017, the commitment amount was $180 million. Prior to
December 16, 2016, the commitment amount was $140 million. First Trust allocates the commitment fee amongst the funds that have access to the credit line. To the extent that the Fund accesses the credit line, there would also be an interest fee charged. The Fund did not have any borrowings outstanding during the year ended October 31, 2017.

                              8. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule
12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the
Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are
Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before February 28, 2019.

                               9. INDEMNIFICATION

The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                             10. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued and has determined that there was the following subsequent event:

On November 2, 2017, First Trust Municipal High Income ETF, an additional series of the Trust, began trading under the ticker FMHI on Nasdaq.


--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF FIRST TRUST EMERGING MARKETS
LOCAL CURRENCY BOND ETF:

We have audited the accompanying statement of assets and liabilities of First
Trust Emerging Markets Local Currency Bond ETF (the "Fund"), a series of the
First Trust Exchange-Traded Fund III, including the portfolio of investments, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the Fund's custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First
Trust Emerging Markets Local Currency Bond ETF as of October 31, 2017, the
results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 21, 2017

                                                                         Page 23


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

          FIRST TRUST EMERGING MARKETS LOCAL CURRENCY BOND ETF (FEMB)
                          OCTOBER 31, 2017 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the
Securities and Exchange Commission's ("SEC") website located at
http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov;
and (4) for review and copying at the SEC's Public Reference Room ("PRR") in
Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. YOU SHOULD CONSIDER THE FUND'S INVESTMENT
OBJECTIVE, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. YOU CAN
DOWNLOAD THE FUND'S PROSPECTUS AT HTTP://WWW.FTPORTFOLIOS.COM OR CONTACT FIRST
TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS
THIS AND OTHER INFORMATION ABOUT THE FUND. FOR ADDITIONAL INFORMATION ABOUT THE
RISKS ASSOCIATED WITH INVESTING IN THE FUND, PLEASE SEE THE FUND'S STATEMENT OF
ADDITIONAL INFORMATION, AS WELL AS OTHER REGULATORY FILINGS. READ THESE
DOCUMENTS CAREFULLY BEFORE YOU INVEST. FIRST TRUST PORTFOLIOS L.P. IS THE
DISTRIBUTOR OF THE FIRST TRUST EXCHANGE-TRADED FUND III.

The following summarizes some of the risks that should be considered for the
Fund.

CALL RISK. If an issuer calls higher-yielding debt instruments held by the Fund, performance could be adversely impacted.

CASH TRANSACTIONS RISK. The Fund will, under most circumstances, effect a portion of creations and redemptions for cash, rather than in-kind securities.
As a result, an investment in the Fund may be less tax-efficient than an investment in an exchange-traded fund that effects its creations and redemption for in-kind securities. Because the Fund may effect a portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of shares may result in capital gains or losses and may also result in higher brokerage costs.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CURRENCY EXCHANGE RATE RISK. The Fund holds investments that are denominated in
non-U.S. currencies, or in securities that provide exposure to such currencies, currency exchange rates or interest rates denominated in such currencies.
Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund's investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

CURRENCY RISK. Because the Fund's net asset value is determined on the basis of
U.S. dollars and the Fund invests in non-U.S. dollar-denominated securities, you may lose money if the local currency of a foreign market depreciates against the
U.S. dollar, even if the local currency value of the Fund's holdings goes up.
The Fund may hedge certain of its non-U.S. dollar holdings.

DERIVATIVES RISK. The use of options, futures contracts, forward contracts and other derivative instruments can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the Fund's portfolio managers use derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund.

EMERGING MARKETS RISK. Investments in securities and instruments traded in developing or emerging markets or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments or investments in more developed international markets. Emerging market governments may, without prior warning, impose capital controls on the ability to transfer currency, securities or other assets. The Fund's ability to access certain developing or emerging markets also may be limited due to a variety of factors, including currency convertibility issues. Such conditions may impact the ability of the Fund to buy, sell or otherwise transfer securities, cause the Fund's returns to differ from those available to domestic investors, adversely affect the trading market and price for Fund shares, and cause the Fund to decline in value.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST EMERGING MARKETS LOCAL CURRENCY BOND ETF (FEMB)
                          OCTOBER 31, 2017 (UNAUDITED)

GLOBAL DEPOSITARY NOTES RISK. Any distributions paid to the holders of global depositary notes ("GDN") are usually subject to a fee charged by the depositary bank. Holders of GDNs may have limited rights, and investment restrictions in certain countries may adversely impact the value of GDNs because such restrictions may limit the ability to convert the Bonds into GDNs and vice versa.

HIGH YIELD SECURITIES RISK. High yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and therefore, are considered to be highly speculative. These securities are issued by issuers that may have narrowly focused operations and/or other impediments to the timely payment of periodic interest and principal at maturity. If the global or local economy slows down or dips into recession, the issuers of high yield securities may not have sufficient resources to continue making timely payment of periodic interest and principal at maturity. The market for high yield securities is generally smaller and less liquid than that for investment grade securities. High yield securities are generally not listed on a national securities exchange but trade in the over-the-counter markets.

Due to the smaller, less liquid market for high yield securities, the bid-offer spread on such securities is generally greater than it is for investment grade securities and the purchase or sale of such securities may take longer to complete. In general, high yield securities may have a greater risk of default than other types of securities.

ILLIQUID SECURITIES RISK. Some of the securities held by the Fund may be illiquid. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximately the value at which the Fund is carrying the securities on its books.

INCOME RISK. Income from the Fund's fixed income investments could decline during periods of falling interest rates.

INTEREST RATE RISK. Interest rate risk is the risk that the value of the fixed income securities in the Fund will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term investments and higher for longer term investments.

LIQUIDITY RISK. The Fund invests a substantial portion of its assets in lower-quality debt issued by companies that are highly leveraged. Lower-quality debt tends to be less liquid than higher-quality debt. Moreover, smaller debt issues tend to be less liquid than larger debt issues. If the economy experiences a sudden downturn, or if the debt markets for such companies become distressed, the Fund may have particular difficulty selling its assets in sufficient amounts, at reasonable prices and in a sufficiently timely manner to raise the cash necessary to meet any potentially heavy redemption requests by
Fund shareholders.

MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund's investment portfolio, the
Fund's investment advisor will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that the Fund will meet its investment objective.

MARKET RISK. Market risk is the risk that a particular security owned by the
Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in bond prices. Also, certain of these factors may affect the liquidity of the bonds, notes, and bills in the Fund's portfolio and make it more difficult for the Fund to sell them. Overall securities values could decline generally or could underperform other investments.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified" under the
Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the
Fund is only limited as to the percentage of its assets that may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the
Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

NON-U.S. SECURITIES RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation;
government seizure of assets; different legal or accounting standards and less government supervision and regulation of exchanges in foreign countries.

SMALL FUND RISK. The Fund currently has fewer assets than larger funds, and like other relatively new funds, large inflows and outflows may impact the Fund's market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.

SOVEREIGN DEBT RISK. Investments in sovereign bonds involve special risks because the governmental authority that controls the repayment of the debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities; the availability of sufficient foreign exchange on the date a payment is due; the relative size of the debt service burden to the economy as a whole; or the government debtor's policy towards the International Monetary Fund and the political constraints to which a

                                                                         Page 25


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST EMERGING MARKETS LOCAL CURRENCY BOND ETF (FEMB)
                          OCTOBER 31, 2017 (UNAUDITED)

government debtor may be subject. If an issuer of sovereign bonds defaults on payments of principal and/or interest, the Fund may have limited legal recourse against the issuer and/or guarantor. In certain cases, remedies must be pursued in the courts of the defaulting party itself, and the Fund's ability to obtain recourse may be limited. In times of economic uncertainty, the prices of these securities may be more volatile than those of corporate debt obligations or of other government debt obligations.

                              ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING CONTINUATION OF INVESTMENT MANAGEMENT AND
SUB-ADVISORY AGREEMENTS

The Board of Trustees of First Trust Exchange-Traded Fund III (the "Trust"),
including the Independent Trustees, unanimously approved the continuation of the
Investment Management Agreement (the "Advisory Agreement") with First Trust
Advisors L.P. (the "Advisor" or "First Trust") on behalf of the First Trust
Emerging Markets Local Currency Bond ETF (the "Fund") and the Investment
Sub-Advisory Agreement (the "Sub-Advisory Agreement" and together with the
Advisory Agreement, the "Agreements") among the Trust, on behalf of the Fund, the Advisor and First Trust Global Portfolios Ltd. (the "Sub-Advisor"). The
Board approved the continuation of the Agreements for a one-year period ending
June 30, 2018 at a meeting held on June 12, 2017. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the extent and quality of the services provided and such other matters as the
Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the
Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 24, 2017 and June 12, 2017, the
Board, including the Independent Trustees, reviewed materials provided by the
Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds
(which were either mutual funds or exchange-traded funds ("ETFs")) compiled by
Management Practice, Inc. ("MPI"), an independent source (the "MPI Peer Group"), and as compared to fees charged to other clients of the Advisor, including other
ETFs managed by the Advisor; the sub-advisory fee rate as compared to fees charged to other clients of the Sub-Advisor; expenses of the Fund as compared to expense ratios of the funds in the MPI Peer Group; performance information for the Fund; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall-out benefits to the Advisor and its affiliate, First
Trust Portfolios L.P. ("FTP"), and the Sub-Advisor (also an affiliate of the
Advisor); and information on the Advisor's and the Sub-Advisor's compliance programs. The Board reviewed initial materials with the Advisor at a special meeting held on April 24, 2017, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent
Trustees and independent legal counsel held prior to the June 12, 2017 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from the Fund's perspective as well as from the perspective of the Fund's shareholders. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the
Fund's unitary fee.

In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the
Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the
Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted
that the Advisor oversees the Sub-Advisor's day-to-day management of the Fund's investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's, the Sub-Advisor's and the Fund's compliance with the 1940 Act, as well as the Fund's compliance with its investment objective and policies. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the April 24, 2017 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory
Agreement, the Board noted that the Fund is an actively-managed ETF and the
Sub-Advisor actively manages the Fund's investments. The Board reviewed the materials provided by the Sub-Advisor and considered the services that the
Sub-Advisor provides to the Fund, including the Sub-Advisor's day-to-day management of the Fund's investments. In considering the Sub-Advisor's management of the Fund, the Board noted the background and experience of the
Sub-Advisor's portfolio management team and the Board's prior meetings with members of the portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST EMERGING MARKETS LOCAL CURRENCY BOND ETF (FEMB)
                          OCTOBER 31, 2017 (UNAUDITED)

quality of the services provided to the Trust and the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with the Fund's investment objective and policies.

The Board considered the unitary fee rate payable by the Fund under the Advisory
Agreement for the services provided. The Board noted that the sub-advisory fee is paid by the Advisor from the unitary fee. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund's expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees (if any), but excluding interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the MPI Peer Group, as well as advisory fee rates charged by the
Advisor to other fund (including ETFs) and non-fund clients, as applicable.
Because the Fund's MPI Peer Group included peer funds that pay a unitary fee and because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee for the Fund was above the median total (net) expense ratio of the peer funds in the MPI Peer Group. With respect to the MPI Peer Group, the Board discussed with representatives of the Advisor how the MPI Peer Group was assembled, limitations in creating peer groups for actively-managed ETFs, including the limited number of actively-managed ETFs pursuing an emerging markets debt strategy and that most of the peer funds were either index-based ETFs or open-end mutual funds, and different business models that may affect the pricing of services among ETF sponsors. The Board also noted
that most of the peer funds did not employ an advisor/sub-advisor management structure. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other clients, the
Board considered differences between the Fund and other clients that limited their comparability. In considering the unitary fee rate overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's description of its long-term commitment to the Fund.

The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and Sub-Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund's performance. The Board received and reviewed information comparing the Fund's performance for the one-year period ended December 31, 2016 to the performance of the MPI Peer Group and to a benchmark index. Based on the information provided, the Board noted
that the Fund underperformed the MPI Peer Group average and outperformed the benchmark index for the one-year period ended December 31, 2016.

On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to the Fund under the
Agreements.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor's statement that it expects its expenses to increase over the next twelve months as the Advisor continues to make investments in personnel and infrastructure. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the
Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board considered the revenues and allocated costs
(including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2016 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP. The Board also considered the Advisor's compensation for fund reporting services provided to the Fund pursuant to a separate Fund Reporting Services Agreement, which is paid from the unitary fee.
The Board also considered information on the affiliations between the Advisor and the Sub-Advisor and noted the services provided by the Sub-Advisor to certain First Trust products in Europe. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.

The Board considered the Sub-Advisor's statements that expenses incurred in providing services to the Fund are of a fixed nature and that, at this time, no economies of scale have been identified in providing services to the Fund. The
Board did not review the profitability of the Sub-Advisor with respect to the
Fund, but noted that the Sub-Advisor waived its entire sub-advisory fee under the Sub-Advisory Agreement in 2016. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered the Advisor's confirmation that it is committed to supporting the Sub-Advisor. The Board considered the potential fall-out benefits to the Sub-Advisor from being associated with the Advisor and the Fund. The Board noted that the Sub-Advisor does not utilize soft dollars in connection with its management of the Fund's portfolio. The Board concluded that the character and amount of potential fall-out benefits to the Sub-Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the
Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Trust and the Fund. No single factor was determinative in the Board's analysis.

                                                                         Page 27


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

          FIRST TRUST EMERGING MARKETS LOCAL CURRENCY BOND ETF (FEMB)
                          OCTOBER 31, 2017 (UNAUDITED)

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.


                                                                                                   NUMBER OF            OTHER
                                                                                                 PORTFOLIOS IN     TRUSTEESHIPS OR
                                 TERM OF OFFICE                                                 THE FIRST TRUST     DIRECTORSHIPS
       NAME, ADDRESS,            AND YEAR FIRST                                                  FUND COMPLEX      HELD BY TRUSTEE
      DATE OF BIRTH AND            ELECTED OR                 PRINCIPAL OCCUPATIONS               OVERSEEN BY        DURING PAST
   POSITION WITH THE TRUST          APPOINTED                  DURING PAST 5 YEARS                  TRUSTEE            5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee    o Indefinite Term   Physician; Officer, Wheaton Orthopedics;          151        None
c/o First Trust Advisors L.P.                       Limited Partner, Gundersen Real Estate
120 E. Liberty Drive,           o Since Inception   Limited Partnership (June 1992 to December
  Suite 400                                         2016); Member, Sportsmed LLC (April 2007
Wheaton, IL 60187                                   to November 2015)
D.O.B.: 04/51

Thomas R. Kadlec, Trustee       o Indefinite Term   President, ADM Investor Services, Inc.            151        Director of ADM
c/o First Trust Advisors L.P.                       (Futures Commission Merchant)                                Investor Services,
120 E. Liberty Drive,           o Since Inception                                                                Inc., ADM
  Suite 400                                                                                                      Investor Services
Wheaton, IL 60187                                                                                                International,
D.O.B.: 11/57                                                                                                    Futures Industry
                                                                                                                 Association, and
                                                                                                                 National Futures
                                                                                                                 Association

Robert F. Keith, Trustee        o Indefinite Term   President, Hibs Enterprises (Financial and        151        Director of Trust
c/o First Trust Advisors L.P.                       Management Consulting)                                       Company of
120 E. Liberty Drive,           o Since Inception                                                                Illinois
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56

Niel B. Nielson, Trustee        o Indefinite Term   Managing Director and Chief Operating             151        Director of
c/o First Trust Advisors L.P.                       Officer (January 2015 to Present), Pelita                    Covenant
120 E. Liberty Drive,           o Since Inception   Harapan Educational Foundation (Educational                  Transport, Inc.
  Suite 400                                         Products and Services); President and Chief                  (May 2003 to
Wheaton, IL 60187                                   Executive Officer (June 2012 to September                    May 2014)
D.O.B.: 03/54                                       2014), Servant Interactive LLC (Educational
                                                    Products and Services); President and Chief
                                                    Executive Officer (June 2012 to September
                                                    2014), Dew Learning LLC (Educational
                                                    Products and Services); President (June 2002
                                                    to June 2012), Covenant College

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,     o Indefinite Term   Chief Executive Officer, First Trust Advisors     151        None
Chairman of the Board                               L.P. and First Trust Portfolios L.P.; Chairman
120 E. Liberty Drive,           o Since Inception   of the Board of Directors, BondWave LLC
  Suite 400                                         (Software Development Company) and
Wheaton, IL 60187                                   Stonebridge Advisors LLC (Investment
D.O.B.: 09/55                                       Advisor)


-----------------------------
(1)   Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P.,
      investment advisor of the Trust.


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST EMERGING MARKETS LOCAL CURRENCY BOND ETF (FEMB)
                          OCTOBER 31, 2017 (UNAUDITED)


                               POSITION AND             TERM OF OFFICE
    NAME, ADDRESS                OFFICES                AND LENGTH OF                        PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH             WITH TRUST                 SERVICE                            DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas          President and Chief          o Indefinite Term      Managing Director and Chief Financial Officer
120 E. Liberty Drive,   Executive Officer                                   (January 2016 to Present), Controller (January
  Suite 400                                          o Since January 2016   2011 to January 2016), Senior Vice President
Wheaton, IL 60187                                                           (April 2007 to January 2016), First Trust
D.O.B.: 01/66                                                               Advisors L.P. and First Trust Portfolios L.P.;
                                                                            Chief Financial Officer (January 2016 to Present),
                                                                            BondWave LLC (Software Development
                                                                            Company) and Stonebridge Advisors LLC
                                                                            (Investment Advisor)

Donald P. Swade         Treasurer, Chief Financial   o Indefinite Term      Senior Vice President (July 2016 to Present),
120 E. Liberty Drive,   Officer and Chief                                   Vice President (April 2012 to July 2016), First
  Suite 400             Accounting Officer           o Since January 2016   Trust Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 08/72

W. Scott Jardine        Secretary and Chief          o Indefinite Term      General Counsel, First Trust Advisors L.P. and
120 E. Liberty Drive,   Legal Officer                                       First Trust Portfolios L.P.; Secretary and General
  Suite 400                                          o Since Inception      Counsel, BondWave LLC; Secretary,
Wheaton, IL 60187                                                           Stonebridge Advisors LLC
D.O.B.: 05/60

Daniel J. Lindquist     Vice President               o Indefinite Term      Managing Director, First Trust Advisors L.P. and
120 E. Liberty Drive,                                                       First Trust Portfolios L.P.
  Suite 400                                          o Since Inception
Wheaton, IL 60187
D.O.B: 02/70

Kristi A. Maher         Chief Compliance Officer     o Indefinite Term      Deputy General Counsel, First Trust Advisors L.P.
120 E. Liberty Drive,   and Assistant Secretary                             and First Trust Portfolios L.P.
  Suite 400                                          o Since Inception
Wheaton, IL 60187
D.O.B.: 12/66

Roger F. Testin         Vice President               o Indefinite Term      Senior Vice President, First Trust Advisors L.P.
120 E. Liberty Drive,                                                       and First Trust Portfolios L.P.
  Suite 400                                          o Since Inception
Wheaton, IL 60187
D.O.B.: 06/66

Stan Ueland             Vice President               o Indefinite Term      Senior Vice President, First Trust Advisors L.P.
120 E. Liberty Drive,                                                       and First Trust Portfolios L.P.
  Suite 400                                          o Since Inception
Wheaton, IL 60187
D.O.B.: 11/70


-----------------------------
(2)   The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

                                                                         Page 29


--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

          FIRST TRUST EMERGING MARKETS LOCAL CURRENCY BOND ETF (FEMB)
                          OCTOBER 31, 2017 (UNAUDITED)

                                 PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o     Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews,
            applications, agreements or other forms;

      o     Information about your transactions with us, our affiliates or others;

      o     Information we receive from your inquiries by mail, e-mail or telephone; and

      o     Information we collect on our website through the use of "cookies".
            For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o     In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o     We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

USE OF WEB ANALYTICS

We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust's website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust's website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually.
We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at
1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust
Advisors).

May 2017


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

                      This page intentionally left blank.


FIRST TRUST

First Trust Exchange-Traded Fund III

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
First Trust Global Portfolios Ltd.
Floor 2
8 Angel Court
London EC2R 7HJ
England

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT
& TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603


[BLANK BACK COVER]


First Trust Exchange-Traded Fund III

Annual Report

October 31, 2017

Caution Regarding Forward-Looking Statements

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or RiverFront Investment Group, LLC (“RiverFront” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund III (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, the “Funds”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

Performance and Risk Disclosure

There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on each Fund’s web page at http://www.ftportfolios.com.

How to Read This Report

This report contains information that may help you evaluate your investment. It includes details about each Fund’s portfolio and presents data and analysis that provide insight into each Fund’s performance and investment approach.

By reading the portfolio commentary by the portfolio management team of each Fund, you may obtain an understanding of how the market environment affected each Fund’s performance. The statistical information that follows may help you understand each Fund’s performance compared to that of a relevant market benchmark.

It is important to keep in mind that the opinions expressed by personnel of the Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter

First Trust Exchange-Traded Fund III

Annual Letter from the Chairman and CEO

October 31, 2017

Dear Shareholders:

Thank you for your investment in First Trust RiverFront Dynamic International ETFs.

First Trust is pleased to provide you with the annual report which contains detailed information about your investment for the 12 months ended October 31, 2017, including a market overview and a performance analysis for the period. We encourage you to read this report carefully and discuss it with your financial advisor.

The U.S. bull market continued through the November 2016 election and the first nine months of the Trump presidency. During that period, November 8, 2016 (Election Day 2016) through October 31, 2017, the S&P 500® Index (the “Index”) posted a total return of

22.73%, according to Bloomberg. Ten of the eleven Index sectors were up on a total return basis as well. Since the beginning of 2017 through October 31, 2017, the Index has closed its trading sessions at all-time highs on 50 occasions. Finally, as of October 31, 2017, the Index has spent the entire year in positive territory. This has only happened in 10 different years over the past seven decades.

The current bull market, as measured from March 9, 2009 through October 31, 2017 is the second longest in history. While we are optimistic about the U.S. economy, we are aware that no one can know how markets will perform in different economic environments. We are also upbeat about the potential for world economic growth turning higher. While no one can predict the future, the International Monetary Fund sees world real gross domestic product rising by an estimated 0.5 percentage points from the 3.2% posted in 2016 to the 3.7% it is projecting for 2018.

We believe that one should invest for the long term and be prepared for market volatility by keeping current on your portfolio and investing goals by speaking regularly with your investment professional. It is also important to keep in mind that past performance can never guarantee future results.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value our relationship with you and will continue to focus on bringing the types of investments that we believe can help you reach your financial goals.

Sincerely,

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)

First Trust Riverfront Dynamic Asia Pacific ETF (RFAP)

The investment objective of First Trust RiverFront Dynamic Asia Pacific ETF (the “Fund”) is to provide capital appreciation. Under normal market conditions, the Fund will seek to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of Asian Pacific companies, including through investments in common stock, depositary receipts, and common and preferred shares of real estate investment trusts (“REITs”), and forward foreign currency exchange contracts and currency spot transactions used to hedge the Fund’s exposure to the currencies in which the equity securities of such Asian Pacific companies are denominated (each, an “Asian Pacific currency” and, collectively, the “Asian Pacific currencies”). Asian Pacific companies are those companies (i) whose securities are traded principally on a stock exchange in an Asian Pacific country, (ii) that have a primary business office in an Asian Pacific country, or (iii) that have at least 50% of their assets in, or derive at least 50% of their revenues or profits from, an Asian Pacific country. Asian Pacific countries include the countries located in Asia and the Pacific Islands as well as Australia and New Zealand. The Fund will generally focus its Asian Pacific company investments in Australia, Hong Kong, Japan, New Zealand and/or Singapore. The Fund is non-diversified. Shares of the Fund are listed on The Nasdaq Stock Market LLC under the ticker symbol “RFAP.”

The Fund will utilize a dynamic currency hedging strategy through the use of forward foreign currency exchange contracts and currency spot transactions to hedge up to 100% of the Fund’s currency exposure. As a result of such dynamic currency hedging strategy, the portion of the Fund’s portfolio securities which are subject to currency hedging transactions may vary widely, from 0% to 100% of the portfolio securities. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract, at a price set on the date of the contract. A forward foreign currency exchange contract may reduce the Fund’s exposure to changes in the value of the currency it will deliver and increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. The Fund also may enter into currency spot transactions as part of its dynamic currency hedging strategy. A currency spot transaction is an agreement between two parties to buy or sell a specific currency for delivery on a date that is typically two business days from the date of the agreement, as opposed to a date set in the future. The underlying currencies of the forward foreign currency exchange contracts and currency spot transactions included in the Fund’s policy relating to the investment of at least 80% of its net assets (including investment borrowings) will be limited to Asian Pacific currencies.

Performance

		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 10/31/17	Inception (4/13/16) to 10/31/17	Inception (4/13/16) to 10/31/17
Fund Performance
NAV	17.77%	12.74%	20.43%
Market Price	18.30%	13.22%	21.22%
Index Performance
MSCI Pacific Index	18.07%	17.23%	27.96%

(See Notes to Fund Performance Overview on Page 11.)

Fund Performance Overview (Unaudited) (Continued)

First Trust Riverfront Dynamic Asia Pacific ETF (RFAP) (Continued)

Sector Allocation	% of Total Investments
Financials	22.7%
Consumer Discretionary	20.2
Information Technology	11.8
Materials	11.6
Industrials	11.2
Consumer Staples	5.3
Utilities	4.4
Energy	4.3
Health Care	3.8
Real Estate	3.1
Telecommunication Services	1.6

Total	100.0%

Top Ten Holdings	% of Total Investments
Commonwealth Bank of Australia	3.2%
Westpac Banking Corp.	2.9
Honda Motor Co., Ltd.	2.2
National Australia Bank Ltd.	2.1
Australia & New Zealand Banking Group Ltd.	2.0
Nintendo Co., Ltd.	1.9
Pengrowth Energy Corp.	1.9
Canon, Inc.	1.8
Sumitomo Mitsui Financial Group, Inc.	1.6
Japan Tobacco, Inc.	1.6

Total	21.2%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.

Frequency Distribution of Discounts and Premiums

Bid/Ask Midpoint vs. NAV through October 31, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period April 14, 2016 (commencement of trading) through October 31, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

	Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
4/14/16 – 10/31/16	65	29	12	2
11/1/16 – 10/31/17	127	85	23	0

	Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
4/14/16 – 10/31/16	21	8	2	1
11/1/16 – 10/31/17	16	1	0	0

Fund Performance Overview (Unaudited) (Continued)

First Trust Riverfront Dynamic Developed International ETF (RFDI)

The investment objective of First Trust RiverFront Dynamic Developed International ETF (the “Fund”) is to provide capital appreciation. Under normal market conditions, the Fund will seek to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of developed market companies, including through investments in common stock, depositary receipts, and common and preferred shares of real estate investment trusts (“REITs”), and forward foreign currency exchange contracts and currency spot transactions used to hedge the Fund’s exposure to the currencies in which the equity securities of such developed market companies are denominated (each, a “Developed Market currency” and, collectively, the “Developed Market currencies”). Developed market companies are those companies (i) whose securities are traded principally on a stock exchange in a developed market country, (ii) that have a primary business office in a developed market country, or (iii) that have at least 50% of their assets in, or derive at least 50% of their revenues or profits from, a developed market country. Developed market countries currently include the countries comprising the Morgan Stanley Capital International World Index or countries considered to be developed by the World Bank, the International Finance Corporation or the United Nations. Under normal market conditions, the Fund will invest in at least three countries and at least 40% of its net assets in countries other than the United States. The Fund is non-diversified. Shares of the Fund are listed on The Nasdaq Stock Market LLC under the ticker symbol “RFDI.”

The Fund will utilize a dynamic currency hedging strategy through the use of forward foreign currency exchange contracts and currency spot transactions to hedge up to 100% of the Fund’s currency exposure. As a result of such dynamic currency hedging strategy, the portion of the Fund’s portfolio securities which are subject to currency hedging transactions may vary widely, from 0% to 100% of the portfolio securities. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract, at a price set on the date of the contract. A forward foreign currency exchange contract may reduce the Fund’s exposure to changes in the value of the currency it will deliver and increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. The Fund also may enter into currency spot transactions as part of its dynamic currency hedging strategy. A currency spot transaction is an agreement between two parties to buy or sell a specific currency for delivery on a date that is typically two business days from the date of the agreement, as opposed to a date set in the future. The underlying currencies of the forward foreign currency exchange contracts and currency spot transactions included in the Fund’s policy relating to the investment of at least 80% of its net assets (including investment borrowings) will be limited to Developed Market currencies.

Performance

		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 10/31/17	Inception (4/13/16) to 10/31/17	Inception (4/13/16) to 10/31/17
Fund Performance
NAV	26.60%	18.42%	29.98%
Market Price	27.10%	18.77%	30.57%
Index Performance
MSCI EAFE Index	23.44%	15.77%	25.49%

(See Notes to Fund Performance Overview on Page 11.)

Fund Performance Overview (Unaudited) (Continued)

First Trust Riverfront Dynamic Developed International ETF (RFDI) (Continued)

Sector Allocation	% of Total Investments
Financials	20.9%
Consumer Discretionary	15.4
Industrials	12.0
Materials	10.9
Consumer Staples	9.7
Information Technology	9.0
Health Care	8.6
Energy	5.2
Utilities	4.5
Telecommunication Services	2.8
Real Estate	1.0

Total	100.0%

Top Ten Holdings	% of Total Investments
HSBC Holdings PLC	2.1%
British American Tobacco PLC	1.6
Sonova Holding AG	1.5
Banco Bilbao Vizcaya Argentaria S.A.	1.4
Rhi Magnesita N.V.	1.4
Unilever N.V.	1.3
LVMH Moet Hennessy Louis Vuitton SE	1.3
Diageo PLC	1.3
Kering	1.1
STMicroelectronics N.V.	1.1

Total	14.1%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.

Frequency Distribution of Discounts and Premiums

Bid/Ask Midpoint vs. NAV through October 31, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period April 14, 2016 (commencement of trading) through October 31, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

	Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
4/14/16 – 10/31/16	46	70	18	2
11/1/16 – 10/31/17	157	81	7	0

	Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
4/14/16 – 10/31/16	4	0	0	0
11/1/16 – 10/31/17	7	0	0	0

Fund Performance Overview (Unaudited) (Continued)

First Trust Riverfront Dynamic Europe ETF (RFEU)

The investment objective of First Trust RiverFront Dynamic Europe ETF (the “Fund”) is to provide capital appreciation. Under normal market conditions, the Fund will seek to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of European companies, including through investments in common stock, depositary receipts, and common and preferred shares of real estate investment trusts (“REITs”), and forward foreign currency exchange contracts and currency spot transactions used to hedge the Fund’s exposure to the currencies in which the equity securities of such European companies are denominated (each, a “European currency” and, collectively, the “European currencies”). European companies are those companies (i) whose securities are traded principally on a stock exchange in a European country, (ii) that have a primary business office in a European country, or (iii) that have at least 50% of their assets in, or derive at least 50% of their revenues or profits from, a European country. The Fund considers a European country to be any member country of the European Union or any country included in the FTSE Developed Europe Index or the FTSE Emerging Europe All Cap Index. The Fund will generally focus its European company investments in Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and/or the United Kingdom. The Fund is non-diversified. Shares of the Fund are listed on The Nasdaq Stock Market LLC under the ticker symbol “RFEU.”

The Fund will utilize a dynamic currency hedging strategy through the use of forward foreign currency exchange contracts and currency spot transactions to hedge up to 100% of the Fund’s currency exposure. As a result of such dynamic currency hedging strategy, the portion of the Fund’s portfolio securities which are subject to currency hedging transactions may vary widely, from 0% to 100% of the portfolio securities. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract, at a price set on the date of the contract. A forward foreign currency exchange contract may reduce the Fund’s exposure to changes in the value of the currency it will deliver and increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. The Fund also may enter into currency spot transactions as part of its dynamic currency hedging strategy. A currency spot transaction is an agreement between two parties to buy or sell a specific currency for delivery on a date that is typically two business days from the date of the agreement, as opposed to a date set in the future. The underlying currencies of the forward foreign currency exchange contracts and currency spot transactions included in the Fund’s policy relating to the investment of at least 80% of its net assets (including investment borrowings) will be limited to European currencies.

Performance

		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 10/31/17	Inception (4/13/16) to 10/31/17	Inception (4/13/16) to 10/31/17
Fund Performance
NAV	31.21%	21.18%	34.71%
Market Price	30.64%	21.42%	35.12%
Index Performance
MSCI Europe Index	27.01%	15.34%	24.77%

(See Notes to Fund Performance Overview on Page 11.)

Fund Performance Overview (Unaudited) (Continued)

First Trust Riverfront Dynamic Europe ETF (RFEU) (Continued)

Sector Allocation	% of Total Investments
Financials	20.0%
Consumer Discretionary	13.1
Industrials	12.5
Consumer Staples	11.9
Health Care	10.9
Materials	10.6
Information Technology	7.5
Energy	5.6
Utilities	4.6
Telecommunication Services	3.3

Total	100.0%

Top Ten Holdings	% of Total Investments
HSBC Holdings PLC	3.1%
British American Tobacco PLC	2.3
Sonova Holding AG	2.3
Banco Bilbao Vizcaya Argentaria S.A.	2.1
Rhi Magnesita N.V.	2.0
Unilever N.V.	2.0
Diageo PLC	1.9
LVMH Moet Hennessy Louis Vuitton SE	1.9
Kering	1.6
STMicroelectronics N.V.	1.6

Total	20.8%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.

Frequency Distribution of Discounts and Premiums

Bid/Ask Midpoint vs. NAV through October 31, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period April 14, 2016 (commencement of trading) through October 31, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

	Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
4/14/16 – 10/31/16	39	35	2	0
11/1/16 – 10/31/17	134	103	8	0

	Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
4/14/16 – 10/31/16	56	8	0	0
11/1/16 – 10/31/17	7	0	0	0

Fund Performance Overview (Unaudited) (Continued)

First Trust Riverfront Dynamic Emerging Markets ETF (RFEM)

The investment objective of First Trust RiverFront Dynamic Emerging Markets ETF (the “Fund”) is to provide capital appreciation. Under normal market conditions, the Fund will seek to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of emerging market companies, including through investments in common stock, depositary receipts, and common and preferred shares of real estate investment trusts (“REITs”), and forward foreign currency exchange contracts and currency spot transactions used to hedge the Fund’s exposure to the currencies in which the equity securities of such emerging market companies are denominated (each, an “Emerging Market currency” and, collectively, the “Emerging Market currencies”). The Fund considers an emerging market company to be one (i) domiciled or with a principal place of business or primary securities trading market in an emerging market country, or (ii) that derives a substantial portion of its total revenues or profits from emerging market countries. The Fund considers an emerging market country to be any country whose issuers are included in the Morgan Stanley Capital International Emerging Markets Index and/or those countries considered to be developing by the World Bank, the International Finance Corporation or the United Nations. The Fund will generally focus its emerging market company investments in Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Malaysia, Mexico, Morocco, Nigeria, Peru, the Philippines, Poland, Qatar, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey and/or the United Arab Emirates. The Fund is non-diversified. Shares of the Fund are listed on The Nasdaq Stock Exchange LLC under the ticker symbol “RFEM.”

The Fund will utilize a dynamic currency hedging strategy through the use of forward foreign currency exchange contracts and currency spot transactions to hedge up to 100% of the Fund’s currency exposure. As a result of such dynamic currency hedging strategy, the portion of the Fund’s portfolio securities which are subject to currency hedging transactions may vary widely, from 0% to 100% of the portfolio securities. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract, at a price set on the date of the contract. A forward foreign currency exchange contract may reduce the Fund’s exposure to changes in the value of the currency it will deliver and increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. The Fund also may enter into currency spot transactions as part of its dynamic currency hedging strategy. A currency spot transaction is an agreement between two parties to buy or sell a specific currency for delivery on a date that is typically two business days from the date of the agreement, as opposed to a date set in the future. The underlying currencies of the forward foreign currency exchange contracts and currency spot transactions included in the Fund’s policy relating to the investment of at least 80% of its net assets (including investment borrowings) will be limited to Emerging Market currencies.

Performance

		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 10/31/17	Inception (6/14/16) to 10/31/17	Inception (6/14/16) to 10/31/17
Fund Performance
NAV	26.49%	30.79%	44.86%
Market Price	26.57%	31.33%	45.69%
Index Performance
MSCI Emerging Markets Index	26.45%	30.40%	44.27%

(See Notes to Fund Performance Overview on Page 11.)

Fund Performance Overview (Unaudited) (Continued)

First Trust Riverfront Dynamic Emerging Markets ETF (RFEM) (Continued)

Sector Allocation	% of Total Investments
Information Technology	28.8%
Financials	20.9
Consumer Discretionary	11.9
Materials	10.0
Industrials	8.5
Utilities	6.4
Energy	4.5
Real Estate	3.1
Telecommunication Services	2.4
Consumer Staples	2.0
Health Care	1.5

Total	100.0%

Top Ten Holdings	% of Total Investments
Samsung Electronics Co., Ltd.	5.4%
Tencent Holdings Ltd.	4.3
Taiwan Semiconductor Manufacturing Co., Ltd.	3.8
TAL Education Group, ADR	1.9
Industrial & Commercial Bank of China Ltd., Class H	1.9
China Construction Bank Corp., Class H	1.5
Bank of China Ltd., Class H	1.5
CJ Corp.	1.5
KB Financial Group, Inc.	1.5
Koza Altin Isletmeleri A.S.	1.5%

Total	24.8%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.

Frequency Distribution of Discounts and Premiums

Bid/Ask Midpoint vs. NAV through October 31, 2017

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period June 15, 2016 (commencement of trading) through October 31, 2017. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

	Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
6/15/16 – 10/31/16	31	40	16	1
11/1/16 – 10/31/17	130	87	8	0

	Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
6/15/16 – 10/31/16	7	2	0	0
11/1/16 – 10/31/17	25	1	1	0

Notes to Fund Performance Overview

Total returns for the periods since inception are calculated from the inception date of each Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.

Each Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund’s NAV is calculated. Since shares of each Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund’s past performance is no guarantee of future performance.

Portfolio Commentary

First Trust Exchange-Traded Fund III

First Trust RiverFront Dynamic International ETFs

Annual Report

October 31, 2017 (Unaudited)

Advisor

First Trust Advisors L.P. (“First Trust”) is the investment advisor. First Trust is responsible for the ongoing monitoring of each Fund’s investment portfolio, managing each Fund’s business affairs and providing certain administrative services necessary for the management of each Fund.

Sub-Advisor

RiverFront Investment Group, LLC

RiverFront Investment Group, LLC is an SEC-registered investment advisor located in Richmond, Virginia. It is majority owned by its employees, and Baird Financial Corporation is a minority owner of RiverFront Investment Holding Group, LLC. The firm provides asset management services to a series of global tactical asset allocation portfolios and registered investment companies, including mutual funds and exchange-traded products.

Portfolio Management Team

Michael Jones, CFA – Chairman and Chief Investment Officer

Doug Sandler, CFA – Chief US Equity Officer

Adam Grossman, CFA – Chief Global Equity Officer

Chris Konstantinos, CFA – Director of International Portfolio Management

Scott Hays – Quantitative Portfolio Manager

Commentary

Market Update

The 12 months ended October 31, 2017 have been a time when growth in the global macro-economy and in corporate earnings has “trumped” political and geopolitical concerns. In the United States, market acceleration began in earnest in November 2016, with the surprise election of Donald Trump. Small and medium-size business optimism skyrocketed in the U.S. as business managers envisioned lower corporate taxes and less onerous regulation. Despite a legislative process that has thus far proved more problematic than first envisioned, corporate managers continue to view the macro backdrop as conducive for growth, as evidenced by increased hiring and capital expenditure.

U.S. interest rates remained contained at a low level relative to historical levels as the U.S. Federal Reserve (the “Fed”) embarked on a series of four small interest rate hikes combined with relatively dovish commentary. In our view, the Fed’s dovish body language is likely due to inflation that has consistently tracked below the Fed’s target. This dynamic, which we believe is likely to persist with Fed Chair Janet Yellen’s successor, Jerome Powell, in 2018, has kept the U.S. dollar contained and manifested itself in low market volatility relative to historical standards. Market gains have been relatively consistent; each of the first three quarters of 2017 brought positive returns as the macro backdrop has led to continued growth in U.S corporate earnings.

Outside of the U.S., equity market action has been even more positive over the last year, as Europe and much of Asia continued to exhibit a synchronized level of economic growth not seen in the better part of a decade. On the manufacturing side, the global Purchasing Manager Index (“PMI”) survey hit a multi-year high, and data releases continue to surprise to the upside in aggregate. Consumer confidence continued to improve in many major economies such as Germany, France, Japan and China. Japan is now in its longest economic expansion in a decade, and we believe forward-looking surveys of business activity across the Eurozone suggest the economic rebound there is sustainable. China’s economy continues to awaken from its 2011-2015 funk, stoking improved growth across many emerging markets. All of this data suggests to us that a recession is not in our immediate sights, helping to boost risk appetite. Despite this synchronized global growth, developed market central banks remain highly accommodative, given the pronounced lack of excess inflation in most parts of the world - a positive scenario for stock market multiples, in our opinion.

First Trust RiverFront Dynamic Asia Pacific ETF (RFAP)

2017 Attribution

For the period October 31, 2016 to October 31, 2017, the First Trust RiverFront Dynamic Asia Pacific ETF (“RFAP”) posted a net asset value (“NAV”) return of 17.77% and a market price return of 18.30%, which were largely in line with the benchmark’s return (MSCI Pacific Index) of 18.07%. The core of RFAP’s selection model is an intra-sector selection model. For the year, the model’s selection was particularly strong in Australia and Hong Kong, as well as allocations to Canadian securities. The major detractors for the year were security selection within Japan and losses from the Japanese Currency Hedge.

Portfolio Commentary (Continued)

First Trust Exchange-Traded Fund III

First Trust RiverFront Dynamic International ETFs

Annual Report

October 31, 2017 (Unaudited)

First Trust RiverFront Dynamic Developed International ETF (RFDI)

2017 Attribution

For the period October 31, 2016 to October 31, 2017, the First Trust RiverFront Dynamic Developed International ETF (“RFDI”) posted a NAV return of 26.60% and a market price return of 27.10%, both of which outperformed the benchmark’s return (MSCI EAFE Index) of 23.44%. The core of RFDI’s selection model is an intra-sector selection model. For the 12 months ended October 31, 2017, RFDI’s selection was particularly strong with respect to French, Dutch and Australian securities. Additionally, a tilt towards Austria currency hedges of the euro and British pound contributed positively to performance. The major detractors for the period were security selection within the United Kingdom, currency hedge losses around the Japanese yen, and an overweight to Japanese equities.

First Trust RiverFront Dynamic Developed Europe ETF (RFEU)

2017 Attribution

For the period October 31, 2016 to October 31, 2017, the First Trust RiverFront Dynamic Europe ETF (“RFEU”) posted a NAV return of 31.21% and a market price return of 30.64%, both of which outperformed the benchmark’s return (MSCI Europe Index) of 27.01%. The core of RFEU’s selection model is an intra-sector selection model. For the 12 months ended October 31, 2017, the model’s selection was particularly strong with respect to French, Danish, Italian and Dutch securities. Additionally, a tilt towards Austria and currency hedges of the euro and British pound contributed positively to performance. The only major detractor for the year was security selection within the United Kingdom.

First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)

2017 Attribution

For the period October 31, 2016 to October 31, 2017, the First Trust RiverFront Dynamic Emerging Markets ETF (“RFEM”) posted a NAV return of 26.49% and a market price return of 26.57%, both of which were in line with the benchmark’s return (MSCI EEM Index) of 26.45%. The core of RFEM’s selection model is an intra-sector selection model. For the period, RFEM’s selection was particularly strong with respect to Hong Kong, Indian and Brazilian securities. Additionally, tilts towards South Korea, Israel, Turkey and tilts away from Russia and Mexico contributed positively to performance. The major detractors for the period were security selection inside of China, Poland and South Africa, and country tilts towards Brazil, Turkish lira (by being overweight Turkish companies), and Greece, and away from China. Cash drag was also a major source of underperformance in this portfolio.

Market Outlook

We remain pro-risk, with an emphasis on non-U.S. equity markets. We believe a mild version of a global ‘disinflationary boom’ is possible, given solid growth, modest inflation and accommodative monetary policy. This is the kind of environment that last occurred in the disinflationary growth period from the mid-1980s to the late 1990s in the U.S., though we recognize that growth was likely structurally stronger at the time. We believe this dynamic is supportive of higher valuation multiples in the U.S. and beyond, though we view valuation as more attractive in international markets.

In our view, economic improvement is mainly relevant to investors insofar as it has a positive effect on the trajectory of corporate earnings. To this point, we are seeing global earnings momentum improve to the strongest level since 2010, with a particular emphasis on areas such as the Eurozone, Japan and emerging markets. We view this as positive for global stock markets. According to the International Brokers’ Estimated System (“IBES”) consensus earnings estimates, the world’s major geographic areas are all on track to produce positive earnings in fiscal year 2017, in contrast to the last eight years, where improvement tended to be clustered only in certain geographies.

First Trust Exchange-Traded Fund III

Understanding Your Fund Expenses

October 31, 2017 (Unaudited)

As a shareholder of First Trust RiverFront Dynamic Asia Pacific ETF, First Trust RiverFront Dynamic Developed International ETF, First Trust RiverFront Dynamic Europe ETF or First Trust RiverFront Dynamic Emerging Markets ETF (each a “Fund” and collectively, the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2017.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust RiverFront Dynamic Asia Pacific ETF (RFAP)
Actual	$1,000.00	$1,099.90	0.83%	$4.39
Hypothetical (5% return before expenses)	$1,000.00	$1,021.02	0.83%	$4.23

First Trust RiverFront Dynamic Developed International ETF (RFDI)
Actual	$1,000.00	$1,109.90	0.83%	$4.41
Hypothetical (5% return before expenses)	$1,000.00	$1,021.02	0.83%	$4.23

First Trust RiverFront Dynamic Europe ETF (RFEU)
Actual	$1,000.00	$1,114.00	0.83%	$4.42
Hypothetical (5% return before expenses)	$1,000.00	$1,021.02	0.83%	$4.23

First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
Actual	$1,000.00	$1,150.60	0.95%	$5.15
Hypothetical (5% return before expenses)	$1,000.00	$1,020.42	0.95%	$4.84

(a)	Expenses are equal to the annualized expense ratios, multiplied by the average account value over the period (May 1, 2017 through October 31, 2017), multiplied by 184/365 (to reflect the one-half year period).

First Trust Riverfront Dynamic Asia Pacific ETF (RFAP)

Portfolio of Investments

October 31, 2017

Shares	Description	Value

COMMON STOCKS (a) – 98.7%

	Australia – 16.5%
105,918	AMP Ltd.	$402,890
25,880	Australia & New Zealand Banking Group Ltd.	592,633
31,509	Bank of Queensland Ltd.	322,182
4,971	BHP Billiton Ltd.	100,973
15,773	Commonwealth Bank of Australia	937,139
13,622	Computershare Ltd.	162,431
123,881	Healthscope Ltd.	185,832
24,923	National Australia Bank Ltd.	622,983
43,690	OZ Minerals Ltd.	269,177
13,841	QBE Insurance Group Ltd.	113,135
15,144	Treasury Wine Estates Ltd.	181,391
5,904	Wesfarmers Ltd.	188,879
33,637	Westpac Banking Corp.	849,297

		4,928,942

	Bermuda – 2.5%
530,891	BOE Varitronix Ltd.	388,570
482,500	Giordano International Ltd.	272,749
466,800	Noble Group Ltd. (b)	99,312

		760,631

	Canada – 5.0%
38,793	Extendicare, Inc.	281,754
6,137	Methanex Corp.	299,072
498,932	Pengrowth Energy Corp. (b)	560,772
352,188	Sherritt International Corp. (b)	360,350

		1,501,948

	Cayman Islands – 3.2%
26,698	Kingboard Chemical Holdings Ltd.	158,277
1,965,624	Parkson Retail Group Ltd.	297,310
168,124	WH Group Ltd. (c)	170,249
123,141	Wynn Macau Ltd.	315,690

		941,526

	Hong Kong – 3.7%
195,000	Cathay Pacific Airways Ltd. (b)	333,440
14,822	Galaxy Entertainment Group Ltd.	100,886
1,107,593	Oriental Press Group Ltd.	149,072
530,535	PCCW Ltd.	292,422
262,854	SJM Holdings Ltd.	225,744

		1,101,564

	Japan – 59.7%
8,080	Aozora Bank Ltd.	314,445
9,700	Asahi Group Holdings Ltd.	440,277
25,700	Astellas Pharma, Inc.	340,956
14,200	Canon, Inc.	529,885
11,300	Capcom Co., Ltd.	285,320
13,180	Central Glass Co., Ltd.	292,915
17,000	Chubu Electric Power Co., Inc.	217,836
16,150	Dai Nippon Printing Co., Ltd.	384,202

Shares	Description	Value

	Japan (Continued)
2,100	Daito Trust Construction Co., Ltd.	$366,330
52,000	Daiwa Securities Group, Inc.	322,733
11,400	Electric Power Development Co., Ltd.	285,238
8,700	Haseko Corp.	125,483
8,400	Hitachi High-Technologies Corp.	348,322
20,700	Honda Motor Co., Ltd.	641,362
12,100	Idemitsu Kosan Co., Ltd.	350,640
27,800	Ishihara Sangyo Kaisha Ltd. (b)	415,148
6,200	Japan Petroleum Exploration Co., Ltd.	126,994
22,300	Japan Post Holdings Co., Ltd.	256,527
14,200	Japan Tobacco, Inc.	467,942
13,700	JFE Holdings, Inc.	291,579
47,400	JXTG Holdings, Inc.	243,118
39,000	Kajima Corp.	402,331
24,000	Kobe Steel Ltd. (b)	200,519
22,200	Komori Corp.	310,825
7,400	Kyudenko Corp.	326,054
15,800	Kyushu Electric Power Co., Inc.	179,253
26,900	Matsui Securities Co., Ltd.	224,512
27,100	Mazda Motor Corp.	386,581
8,080	Mitsubishi Heavy Industries Ltd.	314,019
41,000	Mitsubishi Paper Mills Ltd. (b)	275,485
15,370	Mitsubishi Steel Manufacturing Co., Ltd.	379,840
14,300	Mitsubishi UFJ Financial Group, Inc.	95,895
20,060	Mitsui Engineering & Shipbuilding Co., Ltd.	260,222
217,400	Mizuho Financial Group, Inc.	391,762
1,500	Nintendo Co., Ltd.	577,811
10,700	Nippon Paper Industries Co., Ltd.	212,297
28,200	NTT Data Corp.	326,629
60,000	Oji Holdings Corp.	349,325
19,300	Oki Electric Industry Co., Ltd.	267,846
10,000	Panasonic Corp.	149,554
128,800	Pioneer Corp. (b)	248,073
29,700	Rakuten, Inc.	315,793
7,200	Sankyo Co., Ltd.	231,441
21,100	Sega Sammy Holdings, Inc.	294,867
2,100	SoftBank Group Corp.	183,710
8,100	Square Enix Holdings Co., Ltd.	325,553
26,400	Sumitomo Electric Industries Ltd.	446,133
12,000	Sumitomo Mitsui Financial Group, Inc.	476,707
6,900	Sumitomo Mitsui Trust Holdings, Inc.	269,737
7,100	Suzuki Motor Corp.	385,581
23,300	Tohoku Electric Power Co., Inc.	303,686
83,000	Tokyo Electric Power Co. Holdings, Inc. (b)	338,701
32,000	Toppan Printing Co., Ltd.	323,082

See Notes to Financial Statements	Page 15

First Trust Riverfront Dynamic Asia Pacific ETF (RFAP)

Portfolio of Investments (Continued)

October 31, 2017

Shares	Description	Value

COMMON STOCKS (a) (Continued)
	Japan (Continued)
16,900	Toyo Seikan Group Holdings Ltd.	$296,220
6,000	Toyota Industries Corp.	364,628
12,800	Yamaha Motor Co., Ltd.	379,368

		17,861,292

	Malaysia – 1.9%
283,700	AMMB Holdings Bhd	286,816
126,800	Malayan Banking Bhd	277,052

		563,868

	New Zealand – 1.4%
113,531	SKY Network Television Ltd.	194,223
88,840	SKYCITY Entertainment Group Ltd.	236,486

		430,709

	Singapore – 4.8%
487,202	Chuan Hup Holdings Ltd.	125,098
35,200	City Developments Ltd	334,156
34,800	Haw Par Corp., Ltd.	311,466
683,800	Hutchison Port Holdings Trust	294,034
120,100	Singapore Press Holdings Ltd.	237,892
53,900	Wilmar International Ltd.	134,048

		1,436,694

	Total Common Stocks	29,527,174

	(Cost $28,268,839)
REAL ESTATE INVESTMENT TRUSTS (a) – 0.7%
	Australia – 0.7%
54,558	GPT Group (The)	212,538

	(Cost $210,881)
	Total Investments – 99.4%	29,739,712

	(Cost $28,479,720) (d)
	Net Other Assets and Liabilities – 0.6%	171,110

	Net Assets – 100.0%	$29,910,822

(a)	Portfolio securities are categorized based upon their country of incorporation. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.
(b)	Non-income producing security.
(c)	This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(d)	Aggregate cost for federal income tax purposes was $29,013,418. As of October 31, 2017, the aggregate gross unrealized appreciation for all investments in which there as an excess of value over tax cost was $1,919,428 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $1,193,134. The net unrealized appreciation was $726,294.

Valuation Inputs

A summary of the inputs used to value the Fund’s investments as of October 31, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 10/31/2017	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$29,527,174	$29,527,174	$—	$—
Real Estate Investment Trusts*	212,538	212,538	—	—

Total Investments	$29,739,712	$29,739,712	$—	$—

*	See Portfolio of Investments for country breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at October 31, 2017.

Page 16	See Notes to Financial Statements

First Trust Riverfront Dynamic Asia Pacific ETF (RFAP)

Portfolio of Investments (Continued)

October 31, 2017

Currency Exposure Diversification	% of Total Investments
JPY	60.1%
AUD	17.3
HKD	9.1
CAD	5.0
SGD	4.2
MYR	1.9
NZD	1.4
USD	1.0

Total	100.0%

Currency Abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
HKD	Hong Kong Dollar
JPY	Japanese Yen
MYR	Malaysian Ringgit
NZD	New Zealand Dollar
SGD	Singapore Dollar
USD	United States Dollar

See Notes to Financial Statements	Page 17

First Trust Riverfront Dynamic Developed International ETF (RFDI)

Portfolio of Investments

October 31, 2017

Shares	Description	Value

COMMON STOCKS (a) – 99.4%
	Australia – 5.4%
518,595	AMP Ltd.	$1,972,626
126,722	Australia & New Zealand Banking Group Ltd.	2,901,841
154,273	Bank of Queensland Ltd.	1,577,453
24,449	BHP Billiton Ltd.	496,618
77,238	Commonwealth Bank of Australia	4,589,028
62,565	Computershare Ltd.	746,035
609,253	Healthscope Ltd.	913,932
122,033	National Australia Bank Ltd.	3,050,377
213,912	OZ Minerals Ltd.	1,317,926
68,073	QBE Insurance Group Ltd.	556,424
74,491	Treasury Wine Estates Ltd.	892,233
27,105	Wesfarmers Ltd.	867,133
164,695	Westpac Banking Corp.	4,158,367

		24,039,993

	Austria – 1.3%
17,338	Lenzing AG	2,346,795
354,831	Telekom Austria AG	3,328,092

		5,674,887

	Bermuda – 0.9%
2,596,343	BOE Varitronix Ltd.	1,900,315
2,370,377	Giordano International Ltd.	1,339,934
2,294,500	Noble Group Ltd. (b)	488,156

		3,728,405

	Canada – 1.7%
189,934	Extendicare, Inc.	1,379,491
30,046	Methanex Corp.	1,464,221
2,442,904	Pengrowth Energy Corp. (b)	2,745,687
1,724,405	Sherritt International Corp. (b)	1,764,371

		7,353,770

	Cayman Islands – 1.0%
130,409	Kingboard Chemical Holdings Ltd.	773,120
9,624,830	Parkson Retail Group Ltd.	1,455,803
828,025	WH Group Ltd. (c)	838,490
604,595	Wynn Macau Ltd.	1,549,965

		4,617,378

	Cyprus – 0.5%
998,044	Prosafe SE (b)	2,016,127

	Denmark – 1.8%
35,996	Coloplast A.S., Class B	3,166,713
49,239	Novo Nordisk A.S., Class B	2,449,521
37,973	Orsted A.S. (c)	2,128,022

		7,744,256

	Finland – 0.6%
47,903	Sampo OYJ, Class A	2,509,875

	France – 8.9%
220,498	Air France-KLM (b)	3,454,594

Shares	Description	Value

	France (Continued)
22,359	Atos SE	$3,474,387
28,822	AXA S.A.	870,556
12,686	BNP Paribas S.A.	990,669
102,005	Chargeurs S.A.	2,877,833
11,263	Christian Dior SE	3,867,033
214,383	Credit Agricole S.A.	3,740,866
10,417	Kering	4,774,825
19,298	LVMH Moet Hennessy Louis Vuitton SE	5,756,942
61,942	Neopost S.A.	2,282,925
55,455	Societe Generale S.A.	3,087,725
80,022	TOTAL S.A.	4,462,136

		39,640,491

	Germany – 6.6%
5,711	Allianz SE	1,326,168
27,970	Bayer AG	3,639,281
41,311	Covestro AG (c)	3,963,255
139,197	Deutsche Lufthansa AG	4,442,735
339,592	Deutz AG	2,879,777
32,819	Fraport AG Frankfurt Airport Services Worldwide	3,114,152
48,187	Fresenius SE & Co., KGaA	4,025,127
30,638	Merck KGaA	3,279,432
5,857	Puma SE	2,651,234

		29,321,161

	Hong Kong – 1.2%
955,984	Cathay Pacific Airways Ltd. (b)	1,634,684
72,421	Galaxy Entertainment Group Ltd.	492,931
5,915,984	Oriental Press Group Ltd.	796,240
2,595,662	PCCW Ltd.	1,430,685
1,293,754	SJM Holdings Ltd.	1,111,102

		5,465,642

	Italy – 3.3%
1,507,123	Arnoldo Mondadori Editore S.p.A (b)	3,900,881
743,430	Enel S.p.A.	4,611,367
456,648	Intesa Sanpaolo S.p.A.	1,535,140
962,069	Intesa Sanpaolo S.p.A.	3,034,764
201,000	Poste Italiane S.p.A. (c)	1,469,196

		14,551,348

	Japan – 19.7%
39,760	Aozora Bank Ltd.	1,547,320
45,800	Asahi Group Holdings Ltd.	2,078,834
125,800	Astellas Pharma, Inc.	1,668,962
69,300	Canon, Inc.	2,585,989
55,600	Capcom Co., Ltd.	1,403,875
64,820	Central Glass Co., Ltd.	1,440,571
82,800	Chubu Electric Power Co., Inc.	1,060,988
79,300	Dai Nippon Printing Co., Ltd.	1,886,518
10,800	Daito Trust Construction Co., Ltd.	1,883,980
259,000	Daiwa Securities Group, Inc.	1,607,460

Page 18	See Notes to Financial Statements

First Trust Riverfront Dynamic Developed International ETF (RFDI)

Portfolio of Investments (Continued)

October 31, 2017

Shares	Description	Value

COMMON STOCKS (a) (Continued)
	Japan (Continued)
56,100	Electric Power Development Co., Ltd.	$1,403,672
42,200	Haseko Corp.	608,663
41,400	Hitachi High-Technologies Corp.	1,716,732
99,900	Honda Motor Co., Ltd.	3,095,270
58,500	Idemitsu Kosan Co., Ltd.	1,695,242
136,600	Ishihara Sangyo Kaisha Ltd. (b)	2,039,900
30,200	Japan Petroleum Exploration Co., Ltd.	618,581
110,200	Japan Post Holdings Co., Ltd.	1,267,680
69,700	Japan Tobacco, Inc.	2,296,873
67,000	JFE Holdings, Inc.	1,425,971
233,300	JXTG Holdings, Inc.	1,196,610
181,000	Kajima Corp.	1,867,227
116,700	Kobe Steel Ltd. (b)	975,023
109,000	Komori Corp.	1,526,125
37,200	Kyudenko Corp.	1,639,084
78,000	Kyushu Electric Power Co., Inc.	884,921
133,100	Matsui Securities Co., Ltd.	1,110,874
134,000	Mazda Motor Corp.	1,911,508
39,960	Mitsubishi Heavy Industries Ltd.	1,552,994
199,900	Mitsubishi Paper Mills Ltd. (b)	1,343,156
74,720	Mitsubishi Steel Manufacturing Co., Ltd.	1,846,561
70,100	Mitsubishi UFJ Financial Group, Inc.	470,087
98,590	Mitsui Engineering & Shipbuilding Co., Ltd.	1,278,926
1,065,500	Mizuho Financial Group, Inc.	1,920,065
8,400	Nintendo Co., Ltd.	3,235,742
52,300	Nippon Paper Industries Co., Ltd.	1,037,675
138,500	NTT Data Corp.	1,604,191
292,000	Oji Holdings Corp.	1,700,048
95,000	Oki Electric Industry Co., Ltd.	1,318,412
49,700	Panasonic Corp.	743,282
629,800	Pioneer Corp. (b)	1,213,018
144,300	Rakuten, Inc.	1,534,310
36,300	Sankyo Co., Ltd.	1,166,848
102,400	Sega Sammy Holdings, Inc.	1,431,015
10,900	SoftBank Group Corp.	953,540
39,900	Square Enix Holdings Co., Ltd.	1,603,650
129,300	Sumitomo Electric Industries Ltd.	2,185,040
58,200	Sumitomo Mitsui Financial Group, Inc.	2,312,030
32,500	Sumitomo Mitsui Trust Holdings, Inc.	1,270,503
33,700	Suzuki Motor Corp.	1,830,153
114,300	Tohoku Electric Power Co., Inc.	1,489,755
407,200	Tokyo Electric Power Co. Holdings, Inc. (b)	1,661,675
154,000	Toppan Printing Co., Ltd.	1,554,830
82,600	Toyo Seikan Group Holdings Ltd.	1,447,797
29,000	Toyota Industries Corp.	1,762,367

Shares	Description	Value

	Japan (Continued)
61,300	Yamaha Motor Co., Ltd.	$1,816,815

		87,728,938

	Malaysia – 0.6%
1,347,100	AMMB Holdings Bhd	1,361,897
616,400	Malayan Banking Bhd	1,346,805

		2,708,702

	Netherlands – 8.0%
49,867	BE Semiconductor Industries N.V.	3,918,007
295,240	CNH Industrial N.V.	3,772,696
34,602	Ferrari N.V.	4,147,502
230,460	Fiat Chrysler Automobiles N.V.	3,983,818
956,011	Koninklijke KPN N.V.	3,300,738
135,914	Rhi Magnesita N.V. (b)	6,035,136
197,915	STMicroelectronics N.V.	4,656,934
100,354	Unilever N.V.	5,833,762

		35,648,593

	New Zealand – 0.5%
558,352	SKY Network Television Ltd.	955,201
436,911	SKYCITY Entertainment Group Ltd.	1,163,025

		2,118,226

	Norway – 1.0%
67,248	DNB ASA	1,296,714
425,797	Norsk Hydro ASA	3,292,003

		4,588,717

	Portugal – 0.6%
191,546	Corticeira Amorim SGPS S.A.	2,670,775

	Singapore – 1.6%
2,693,898	Chuan Hup Holdings Ltd.	691,706
171,900	City Developments Ltd	1,631,858
170,300	Haw Par Corp., Ltd.	1,524,217
3,348,000	Hutchison Port Holdings Trust	1,439,640
587,400	Singapore Press Holdings Ltd.	1,163,509
264,800	Wilmar International Ltd.	658,552

		7,109,482

	Spain – 5.8%
706,843	Banco Bilbao Vizcaya Argentaria S.A.	6,185,949
244,048	Banco Santander S.A.	1,655,358
716,743	Ence Energia y Celulosa S.A.	4,157,792
47,852	Endesa S.A.	1,095,299
888,646	Ercros S.A.	2,876,652
130,711	Gas Natural SDG S.A.	2,796,992
387,837	International Consolidated Airlines Group S.A.	3,275,347
204,248	Repsol S.A.	3,826,916

		25,870,305

	Sweden – 6.3%
230,301	Elekta AB, Class B	2,214,525

See Notes to Financial Statements	Page 19

First Trust Riverfront Dynamic Developed International ETF (RFDI)

Portfolio of Investments (Continued)

October 31, 2017

Shares	Description	Value

COMMON STOCKS (a) (Continued)
	Sweden (Continued)
69,603	ICA Gruppen AB	$2,567,404
312,595	Nordea Bank AB	3,778,779
231,186	Sandvik AB	4,222,386
147,776	Swedbank AB, Class A	3,668,077
25,842	Swedish Match AB	973,591
692,083	Telia Co., AB	3,203,457
164,811	Volvo AB, Class A	3,266,040
212,983	Volvo AB, Class B	4,220,659

		28,114,918

	Switzerland – 7.8%
16,369	LafargeHolcim Ltd.	924,566
82,929	Logitech International S.A.	2,962,552
52,027	Nestle S.A.	4,375,347
54,774	Oriflame Holding AG	1,973,962
10,299	Roche Holding AG	2,379,511
461	Sika AG	3,412,504
37,612	Sonova Holding AG	6,789,877
41,829	Swiss Re AG	3,934,899
209,971	Transocean, Ltd. (b)	2,204,695
79,452	UBS Group AG	1,352,273
34,519	Vifor Pharma AG	4,439,220

		34,749,406

	United Kingdom – 14.3%
86,379	Anglo American PLC	1,629,085
84,216	Associated British Foods PLC	3,726,891
205,730	BP PLC	1,394,072
107,316	British American Tobacco PLC	6,942,721
48,389	Carnival PLC	3,188,328
1,329,498	Centrica PLC	2,998,282
27,668	Coca-Cola European Partners PLC	1,134,947
168,499	Diageo PLC	5,755,929
325,076	G4S PLC	1,213,217
948,347	HSBC Holdings PLC	9,248,854
756,436	Legal & General Group PLC	2,682,443
383,054	NEX Group PLC	3,228,039
216,243	Oxford Instruments PLC	2,729,866
33,625	Persimmon PLC	1,251,346
84,795	Royal Dutch Shell PLC, Class A	2,664,037
1,809,516	Spirent Communications PLC	2,373,267
673,271	Standard Life PLC	3,843,292
530,011	Taylor Wimpey PLC	1,404,349
900,333	Trinity Mirror PLC	1,010,432
37,716	Unilever PLC	2,138,699
406,885	Vesuvius PLC	3,177,577

		63,735,673

	Total Common Stocks	441,707,068

	(Cost $413,286,843)

Shares	Description	Value

REAL ESTATE INVESTMENT TRUSTS (a) – 0.2%
	Australia – 0.2%
268,312	GPT Group (The)	$1,045,245

	(Cost $1,034,813)
	Total Investments – 99.6%	442,752,313
	(Cost $414,321,656) (d)
	Net Other Assets and Liabilities – 0.4%	1,769,246

	Net Assets – 100.0%	$444,521,559

(a)	Portfolio securities are categorized based upon their country of incorporation. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.
(b)	Non-income producing security.
(c)	This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(d)	Aggregate cost for federal income tax purposes was $416,857,534. As of October 31, 2017, the aggregate gross unrealized appreciation for all investments in which there as an excess of value over tax cost was $38,875,665 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $12,980,886. The net unrealized appreciation was $25,894,779.

Valuation Inputs

A summary of the inputs used to value the Fund’s investments as of October 31, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 10/31/2017	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$441,707,068	$441,707,068	$—	$—
Real Estate Investment Trusts*	1,045,245	1,045,245	—	—

Total Investments	$442,752,313	$442,752,313	$—	$—

*	See Portfolio of Investments for country breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at October 31, 2017.

Page 20	See Notes to Financial Statements

First Trust Riverfront Dynamic Developed International ETF (RFDI)

Portfolio of Investments (Continued)

October 31, 2017

Currency Exposure Diversification	% of Total Investments
EUR	35.5%
JPY	19.8
GBP	14.1
CHF	6.9
SEK	6.8
AUD	5.7
HKD	3.0
DKK	1.7
CAD	1.7
NOK	1.5
SGD	1.4
USD	0.8
MYR	0.6
NZD	0.5

Total	100.0%

Currency Abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
USD	United States Dollar

See Notes to Financial Statements	Page 21

First Trust Riverfront Dynamic Europe ETF (RFEU)

Portfolio of Investments

October 31, 2017

Shares	Description	Value

COMMON STOCKS (a) – 99.7%
	Austria – 1.9%
7,220	Lenzing AG	$977,267
147,788	Telekom Austria AG	1,386,159

		2,363,426

	Cyprus – 0.7%
415,660	Prosafe SE (b)	839,666

	Denmark – 2.6%
14,988	Coloplast A.S., Class B	1,318,554
20,509	Novo Nordisk A.S., Class B	1,020,273
15,814	Orsted A.S. (c)	886,223

		3,225,050

	Finland – 0.8%
19,948	Sampo OYJ, Class A	1,045,174

	France – 13.3%
91,845	Air France-KLM (b)	1,438,957
9,311	Atos SE	1,446,846
11,955	AXA S.A.	361,096
5,266	BNP Paribas S.A.	411,230
42,485	Chargeurs S.A.	1,198,615
4,690	Christian Dior SE	1,610,262
89,298	Credit Agricole S.A.	1,558,201
4,338	Kering	1,988,402
8,034	LVMH Moet Hennessy Louis Vuitton SE	2,396,688
25,797	Neopost S.A.	950,770
23,099	Societe Generale S.A.	1,286,148
33,328	TOTAL S.A.	1,858,415

		16,505,630

	Germany – 9.9%
2,368	Allianz SE	549,880
11,652	Bayer AG	1,516,085
17,209	Covestro AG (c)	1,650,981
57,982	Deutsche Lufthansa AG	1,850,605
141,447	Deutz AG	1,199,486
13,670	Fraport AG Frankfurt Airport Services Worldwide	1,297,128
20,067	Fresenius SE & Co., KGaA	1,676,224
12,763	Merck KGaA	1,366,127
2,441	Puma SE	1,104,945

		12,211,461

	Italy – 4.9%
627,738	Arnoldo Mondadori Editore S.p.A (b)	1,624,772
309,658	Enel S.p.A.	1,920,755
190,203	Intesa Sanpaolo S.p.A.	639,416
400,720	Intesa Sanpaolo S.p.A.	1,264,037
83,719	Poste Italiane S.p.A. (c)	611,938

		6,060,918

	Netherlands – 12.0%
20,770	BE Semiconductor Industries N.V.	1,631,881

Shares	Description	Value

	Netherlands (Continued)
122,972	CNH Industrial N.V.	$1,571,386
14,411	Ferrari N.V.	1,727,347
95,991	Fiat Chrysler Automobiles N.V.	1,659,336
398,192	Koninklijke KPN N.V.	1,374,804
56,610	Rhi Magnesita N.V. (b)	2,513,715
82,432	STMicroelectronics N.V.	1,939,622
41,798	Unilever N.V.	2,429,795

		14,847,886

	Norway – 1.5%
28,005	DNB ASA	540,008
177,338	Norsk Hydro ASA	1,371,070

		1,911,078

	Portugal – 0.9%
79,784	Corticeira Amorim SGPS S.A.	1,112,449

	Spain – 8.7%
294,415	Banco Bilbao Vizcaya Argentaria S.A.	2,576,578
101,648	Banco Santander S.A.	689,470
298,540	Ence Energia y Celulosa S.A.	1,731,817
19,843	Endesa S.A.	454,192
369,415	Ercros S.A.	1,195,840
54,446	Gas Natural SDG S.A.	1,165,052
161,542	International Consolidated Airlines Group S.A.	1,364,248
85,077	Repsol S.A.	1,594,055

		10,771,252

	Sweden – 9.4%
95,896	Elekta AB, Class B	922,115
28,980	ICA Gruppen AB	1,068,968
130,159	Nordea Bank AB	1,573,416
96,265	Sandvik AB	1,758,186
61,532	Swedbank AB, Class A	1,527,339
10,713	Swedish Match AB	403,610
288,179	Telia Co., AB	1,333,899
68,624	Volvo AB, Class A	1,359,914
88,688	Volvo AB, Class B	1,757,520

		11,704,967

	Switzerland – 11.7%
6,781	LafargeHolcim Ltd.	383,009
34,536	Logitech International S.A.	1,233,762
21,670	Nestle S.A.	1,822,396
22,807	Oriflame Holding AG	821,925
4,290	Roche Holding AG	991,174
196	Sika AG	1,450,870
15,659	Sonova Holding AG	2,826,829
17,420	Swiss Re AG	1,638,718
87,560	Transocean, Ltd. (b)	919,380
32,959	UBS Group AG	560,962
14,378	Vifor Pharma AG	1,849,043

		14,498,068

Page 22	See Notes to Financial Statements

First Trust Riverfront Dynamic Europe ETF (RFEU)

Portfolio of Investments (Continued)

October 31, 2017

Shares	Description	Value

COMMON STOCKS (a) (Continued)
	United Kingdom – 21.4%
35,982	Anglo American PLC	$678,611
35,074	Associated British Foods PLC	1,552,163
85,309	BP PLC	578,073
44,698	British American Tobacco PLC	2,891,701
20,154	Carnival PLC	1,327,937
553,758	Centrica PLC	1,248,834
11,474	Coca-Cola European Partners PLC	470,666
70,183	Diageo PLC	2,397,452
134,792	G4S PLC	503,057
395,002	HSBC Holdings PLC	3,852,299
315,068	Legal & General Group PLC	1,117,282
159,548	NEX Group PLC	1,344,529
90,065	Oxford Instruments PLC	1,136,986
13,945	Persimmon PLC	518,960
35,318	Royal Dutch Shell PLC, Class A	1,109,599
753,695	Spirent Communications PLC	988,507
280,428	Standard Life PLC	1,600,792
220,755	Taylor Wimpey PLC	584,926
371,231	Trinity Mirror PLC	416,628
15,710	Unilever PLC	890,841
169,478	Vesuvius PLC	1,323,542

		26,533,385

	Total Investments – 99.7%	123,630,410
	(Cost $113,886,597) (d)
	Net Other Assets and Liabilities – 0.3%	349,353

	Net Assets – 100.0%	$123,979,763

(a)	Portfolio securities are categorized based upon their country of incorporation. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.
(b)	Non-income producing security.
(c)	This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(d)	Aggregate cost for federal income tax purposes was $114,322,507. As of October 31, 2017, the aggregate gross unrealized appreciation for all investments in which there as an excess of value over tax cost was $12,231,328 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $2,923,425. The net unrealized appreciation was $9,307,903.

Valuation Inputs

A summary of the inputs used to value the Fund’s investments as of October 31, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 10/31/2017	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$123,630,410	$123,630,410	$—	$—

*	See Portfolio of Investments for country breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at October 31, 2017.

Currency Exposure Diversification	% of Total Investments
EUR	52.9%
GBP	21.1
CHF	10.3
SEK	10.1
DKK	2.6
NOK	2.2
USD	0.8

Total	100.0%

Currency Abbreviations

CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
NOK	Norwegian Krone
SEK	Swedish Krona
USD	United States Dollar

See Notes to Financial Statements	Page 23

First Trust Riverfront Dynamic Emerging Markets ETF (RFEM)

Portfolio of Investments

October 31, 2017

Shares	Description	Value

COMMON STOCKS (a) – 99.0%
	Bermuda – 2.4%
1,281,750	Alibaba Health Information Technology Ltd. (b)	$686,763
3,353,201	Alibaba Pictures Group Ltd. (b)	545,872
223,611	Haier Electronics Group Co., Ltd.	589,023

		1,821,658

	Brazil – 9.1%
121,328	Banco do Estado do Rio Grande do Sul S.A., Class B (Preference Shares)	565,230
31,244	BB Seguridade Participacoes S.A.	264,848
62,884	Braskem S.A., Class A (Preference Shares) (b)	1,006,513
150,521	Centrais Eletricas Brasileiras S.A. (b)	1,014,578
111,565	Centrais Eletricas Brasileiras S.A., Class B (Preference Shares)	864,200
45,108	Fibria Celulose S.A.	721,717
273,571	JBS S.A.	630,552
370,692	Metalurgica Gerdau S.A. (Preference Shares)	579,047
178,349	Rumo S.A. (b)	692,395
79,814	Transmissora Alianca de Energia Eletrica S.A.	500,164

		6,839,244

	Cayman Islands – 13.7%
1,362	Baidu, Inc., ADR (b)	332,246
3,265	NetEase, Inc., ADR	920,469
11,631	New Oriental Education & Technology Group, Inc., ADR	968,164
255,356	Shimao Property Holdings Ltd.	534,842
49,250	Sunny Optical Technology Group Co., Ltd.	720,941
53,283	TAL Education Group, ADR	1,465,282
71,375	Tencent Holdings Ltd.	3,200,320
50,484	Vipshop Holdings Ltd., ADR (b)	398,824
10,187	Weibo Corp., ADR (b)	943,826
9,909	YY, Inc., ADR (b)	895,675

		10,380,589

	Chile – 3.4%
50,223	CAP S.A.	545,442
3,130,123	Enel Americas S.A.	671,320
4,522,153	Enel Chile S.A.	527,211
13,143	Sociedad Quimica y Minera de Chile S.A., Class B (Preference Shares)	784,409

		2,528,382

	China – 8.5%
1,390,759	Agricultural Bank of China Ltd., Class H	654,253

Shares	Description	Value

	China (Continued)
2,268,840	Bank of China Ltd., Class H	$1,131,308
1,302,813	China Construction Bank Corp., Class H	1,162,301
898,565	China Petroleum & Chemical Corp., Class H	659,981
1,621,331	China Telecom Corp., Ltd., Class H	812,598
270,791	Guangzhou R&F Properties Co., Ltd., Class H	576,890
1,788,536	Industrial & Commercial Bank of China Ltd., Class H	1,419,109

		6,416,440

	Colombia – 1.1%
155,747	Almacenes Exito S.A.	836,576

	Egypt – 1.1%
124,478	ElSewedy Electric Co.	797,540

	Greece – 0.6%
29,078	JUMBO S.A.	467,427

	Hong Kong – 3.8%
247,626	China Everbright Ltd.	587,212
58,023	China Mobile Ltd.	582,729
186,496	China Resources Power Holdings Co., Ltd.	358,582
2,744,841	China South City Holdings Ltd.	767,010
389,701	CITIC Ltd.	570,460

		2,865,993

	India – 4.3%
232,006	Oil & Natural Gas Corp., Ltd.	684,507
229,003	Sterlite Technologies Ltd.	1,012,940
21,833	Tata Consultancy Services Ltd.	882,724
90,331	Tech Mahindra Ltd.	673,599

		3,253,770

	Indonesia – 1.6%
335,915	Bank Central Asia Tbk PT	517,650
265,732	United Tractors Tbk PT	679,392

		1,197,042

	Israel – 2.2%
110,403	AudioCodes Ltd. (b)	729,764
136,532	Harel Insurance Investments & Financial Services Ltd.	932,508

		1,662,272

	Malaysia – 1.5%
849,720	Astro Malaysia Holdings Bhd	564,005
1,542,220	Sapura Energy Bhd	582,863

		1,146,868

	Mexico – 0.7%
297,303	Grupo Financiero Santander Mexico SAB de CV, Class B	499,647

Page 24	See Notes to Financial Statements

First Trust Riverfront Dynamic Emerging Markets ETF (RFEM)

Portfolio of Investments (Continued)

October 31, 2017

Shares	Description	Value

COMMON STOCKS (a) (Continued)
	Philippines – 0.7%
252,930	San Miguel Corp.	$504,635

	Poland – 3.1%
25,491	Bank Handlowy w Warszawie S.A.	521,242
22,413	Bank Pekao S.A.	732,127
257	LPP S.A.	605,360
491,124	Tauron Polska Energia S.A. (b)	474,940

		2,333,669

	Russia – 1.0%
14,542	LUKOIL PJSC	769,871

	South Africa – 3.1%
94,887	Coronation Fund Managers Ltd.	478,839
73,699	Investec Ltd.	502,699
2,064	Naspers Ltd.	502,907
38,455	Standard Bank Group Ltd.	446,052
116,485	Telkom SA SOC Ltd.	436,322

		2,366,819

	South Korea – 21.5%
33,214	Cheil Worldwide, Inc.	616,639
6,795	CJ Corp.	1,131,135
14,006	Daou Technology, Inc.	229,402
75,444	Dongkuk Steel Mill Co., Ltd.	730,636
21,015	Hanwha Corp.	837,524
5,298	Hyundai Motor Co. (Preference Shares)	534,363
5,497	Hyundai Motor Co. (Preference Shares)	505,370
21,310	KB Financial Group, Inc.	1,110,817
15,086	Kia Motors Corp.	476,676
11,525	Korea Electric Power Corp.	403,249
2,774	LG Chem Ltd.	999,071
8,959	LG Electronics, Inc.	727,691
1,215	NAVER Corp.	969,527
4,488	Netmarble Games Corp. (b) (c)	697,025
1,863	POSCO	541,265
1,647	Samsung Electronics Co., Ltd.	4,048,590
22,265	Shinhan Financial Group Co., Ltd.	997,637
14,659	Woori Bank	214,583
2,589	Yuhan Corp.	471,421

		16,242,621

	Taiwan – 10.4%
550,864	Advanced Semiconductor Engineering, Inc.	663,934
78,533	Advantech Co., Ltd.	536,408
236,539	Cathay Financial Holding Co., Ltd.	390,578
2,059,796	China Development Financial Holding Corp.	631,062
563,570	China General Plastics Corp.	527,889
64,854	Hiwin Technologies Corp.	649,411
141,205	Novatek Microelectronics Corp.	522,036

Shares	Description	Value

	Taiwan (Continued)
207,311	Pegatron Corp.	$536,158
45,086	Phison Electronics Corp.	535,928
354,008	Taiwan Semiconductor Manufacturing Co., Ltd.	2,852,300

		7,845,704

	Thailand – 0.7%
1,019,200	Krung Thai Bank PCL	558,382

	Turkey – 4.5%
106,853	Akbank Turk A.S.	281,952
73,797	Aselsan Elektronik Sanayi Ve Ticaret A.S.	660,244
192,699	Haci Omer Sabanci Holding A.S.	535,395
127,734	Koza Altin Isletmeleri A.S. (b)	1,107,115
113,688	Turkiye Garanti Bankasi A.S.	312,574
441,206	Turkiye Sise ve Cam Fabrikalari A.S.	517,554

		3,414,834

	Total Common Stocks	74,749,983

	(Cost $67,873,189)
REAL ESTATE INVESTMENT TRUSTS (a) – 0.6%
	Turkey – 0.6%
572,969	AKIS Gayrimenkul Yatirimi A.S.	478,789

	(Cost $504,523)
RIGHTS (a) – 0.0%
	Cayman Islands – 0.0%
54	China Literature Ltd., expiring 11/7/2017 (b) (d)	—

	(Cost $0)
	Total Investments – 99.6%	75,228,772
	(Cost $68,377,712) (e)
	Net Other Assets and Liabilities – 0.4%	277,412

	Net Assets – 100.0%	$75,506,184

See Notes to Financial Statements	Page 25

First Trust Riverfront Dynamic Emerging Markets ETF (RFEM)

Portfolio of Investments (Continued)

October 31, 2017

(a)	Portfolio securities are categorized based upon their country of incorporation. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.
(b)	Non-income producing security.
(c)	This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(d)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Fund’s Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended. At October 31, 2017, securities noted as such are valued at $0 or 0.0% of net assets.
(e)	Aggregate cost for federal income tax purposes was $68,595,121. As of October 31, 2017, the aggregate gross unrealized appreciation for all investments in which there as an excess of value over tax cost was $8,531,720 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $1,898,069. The net unrealized appreciation was $6,633,651.

ADR         American Depositary Receipt

Valuation Inputs

A summary of the inputs used to value the Fund’s investments as of October 31, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 10/31/2017	Level 1 Quoted Prices	Level 2 Significant Observable Inputs		Level 3 Significant Unobservable Inputs
Common Stocks*	$74,749,983	$74,749,983	$—		$—
Real Estate Investment Trusts*	478,789	478,789	—		—
Rights*	— **	—	—	**	—

Total Investments	$75,228,772	$75,228,772	$—	**	$—

*	See Portfolio of Investments for country breakout.
**	Investment is valued at $0.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at October 31, 2017.

Currency Exposure Diversification	% of Total Investments
KRW	21.6%
HKD	20.7
TWD	10.4
BRL	9.1
USD	8.8
TRY	5.2
INR	4.3
CLP	3.4
ZAR	3.2
PLN	3.1
IDR	1.6
MYR	1.5
ILS	1.2
COP	1.1
EGP	1.1
RUB	1.0
THB	0.7
PHP	0.7
MXN	0.7
EUR	0.6

Total	100.0%

Currency Abbreviations

BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
EGP	Egyptian Pound
EUR	Euro
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
THB	Thai Baht
TRY	Turkish Lira
TWD	Taiwan New Dollar
USD	United States Dollar
ZAR	South African Rand

Page 26	See Notes to Financial Statements

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See Notes to Financial Statements	Page 27

First Trust Exchange-Traded Fund III

Statements of Assets and Liabilities

October 31, 2017

	First Trust RiverFront Dynamic Asia Pacific ETF (RFAP)	First Trust RiverFront Dynamic Developed International ETF (RFDI)	First Trust RiverFront Dynamic Europe ETF (RFEU)	First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
ASSETS:
Investments, at value	$29,739,712	$442,752,313	$123,630,410	$75,228,772
Cash	114,155	1,751,640	273,864	301,714
Foreign currency	721	28,555	33	2,483
Due from authorized participant	—	15,362,969	145,448	—
Receivables:
Dividends	113,599	758,443	64,590	19,296
Fund shares sold	2,445	—	—	3,425,526
Dividend reclaims	906	142,906	90,476	2,333

Total Assets	29,971,538	460,796,826	124,204,821	78,980,124

LIABILITIES:
Payables:
Investment securities purchased	37,714	15,986,670	145,454	3,416,124
Investment advisory fees	19,266	288,488	79,604	57,816
Due to broker	3,736	109	—	—

Total Liabilities	60,716	16,275,267	225,058	3,473,940

NET ASSETS	$29,910,822	$444,521,559	$123,979,763	$75,506,184

NET ASSETS consist of:
Paid-in capital	$29,279,952	$416,613,399	$115,230,572	$68,335,894
Par value	5,000	69,500	19,000	11,000
Accumulated net investment income (loss)	82,292	685,010	74,035	143,211
Accumulated net realized gain (loss) on investments, forward foreign currency contracts and foreign currency transactions	(715,402)	(1,275,028)	(1,090,063)	165,130
Net unrealized appreciation (depreciation) on investments, forward foreign currency contracts and foreign currency translation	1,258,980	28,428,678	9,746,219	6,850,949

NET ASSETS	$29,910,822	$444,521,559	$123,979,763	$75,506,184

NET ASSET VALUE, per share	$59.82	$63.96	$65.25	$68.64

Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	500,002	6,950,002	1,900,002	1,100,002

Investments, at cost	$28,479,720	$414,321,656	$113,886,597	$68,377,712

Foreign currency, at cost (proceeds)	$725	$28,789	$20	$2,497

Page 28	See Notes to Financial Statements

First Trust Exchange-Traded Fund III

Statements of Operations

For the Year Ended October 31, 2017

	First Trust RiverFront Dynamic Asia Pacific ETF (RFAP)	First Trust RiverFront Dynamic Developed International ETF (RFDI)	First Trust RiverFront Dynamic Europe ETF (RFEU)	First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
INVESTMENT INCOME:
Dividends	$503,283	$5,130,958	$1,502,804	$892,938
Interest	314	3,458	973	204
Foreign withholding tax on dividend income	(30,435)	(404,732)	(131,560)	(107,226)
Other	—	3	3	104

Total investment income	473,162	4,729,687	1,372,220	786,020

EXPENSES:
Investment advisory fees	142,425	1,461,172	447,884	297,875

Total expenses	142,425	1,461,172	447,884	297,875

NET INVESTMENT INCOME (LOSS)	330,737	3,268,515	924,336	488,145

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(604,042)	(2,092,740)	(1,615,380)	312,578
Foreign capital gains tax	—	—	—	(17,961)
In-kind redemptions	2,423,120	9,928,711	3,057,875	998,733
Forward foreign currency contracts	(56,847)	38,879	259,055	—
Foreign currency transactions	(13,672)	6,283	9,470	(35,048)

Net realized gain (loss)	1,748,559	7,881,133	1,711,020	1,258,302

Net increase from payment by the advisor	7,644	35,978	—	—

Net change in unrealized appreciation (depreciation) on:
Investments	688,006	28,804,682	10,532,568	6,380,477
Forward foreign currency contracts	—	40,087	57,751	—
Foreign currency translation	3,622	420	5,211	84

Net change in unrealized appreciation (depreciation)	691,628	28,845,189	10,595,530	6,380,561

NET REALIZED AND UNREALIZED GAIN (LOSS)	2,447,831	36,762,300	12,306,550	7,638,863

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,778,568	$40,030,815	$13,230,886	$8,127,008

See Notes to Financial Statements	Page 29

First Trust Exchange-Traded Fund III

Statements of Changes in Net Assets

	First Trust RiverFront Dynamic Asia Pacific ETF (RFAP)		First Trust RiverFront Dynamic Developed International ETF (RFDI)
	Year Ended 10/31/2017	Period Ended 10/31/2016 (a)	Year Ended 10/31/2017	Period Ended 10/31/2016 (a)
OPERATIONS:
Net investment income (loss)	$330,737	$275,380	$3,268,515	$414,870
Net realized gain (loss)	1,748,559	(266,297)	7,881,133	670,091
Net increase from payment by the advisor	7,644	—	35,978	—
Net change in unrealized appreciation (depreciation)	691,628	567,352	28,845,189	(416,511)

Net increase (decrease) in net assets resulting from operations	2,778,568	576,435	40,030,815	668,450

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(321,623)	(162,451)	(2,607,367)	(351,001)
Net realized gain	—	—	(201,961)	—

Total distributions to shareholders	(321,623)	(162,451)	(2,809,328)	(351,001)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	41,927,847	25,656,850	488,981,137	30,564,880
Cost of shares redeemed	(40,544,804)	—	(107,360,484)	(5,202,910)

Net increase (decrease) in net assets resulting from shareholder transactions	1,383,043	25,656,850	381,620,653	25,361,970

Total increase (decrease) in net assets	3,839,988	26,070,834	418,842,140	25,679,419
NET ASSETS:
Beginning of period	26,070,834	—	25,679,419	—

End of period	$29,910,822	$26,070,834	$444,521,559	$25,679,419

Accumulated net investment income (loss) at end of period	$82,292	$58,773	$685,010	$(6,707)

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	500,002	—	500,002	—
Shares sold	750,000	500,002	8,300,000	600,002
Shares redeemed	(750,000)	—	(1,850,000)	(100,000)

Shares outstanding, end of period	500,002	500,002	6,950,002	500,002

(a)	Inception date is April 13, 2016, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Inception date is June 14, 2016, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

Page 30	See Notes to Financial Statements

First Trust RiverFront Dynamic Europe ETF (RFEU)		First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)
Year Ended 10/31/2017	Period Ended 10/31/2016 (a)	Year Ended 10/31/2017	Period Ended 10/31/2016 (b)

$924,336	$452,842	$488,145	$55,541
1,711,020	960,524	1,258,302	195,085
—		—	—

10,595,530	(849,311)	6,380,561	470,388

13,230,886	564,055	8,127,008	721,014

(859,771)	(409,752)	(489,167)	(54,611)
(407,052)	—	(190,082)	—

(1,266,823)	(409,752)	(679,249)	(54,611)

126,451,387	30,664,176	71,331,250	4,961,180
(40,020,606)	(5,233,560)	(8,900,408)	—

86,430,781	25,430,616	62,430,842	4,961,180

98,394,844	25,584,919	69,878,601	5,627,583

25,584,919	—	5,627,583	—

$123,979,763	$25,584,919	$75,506,184	$5,627,583

$74,035	$—	$143,211	$6,171

500,002	—	100,002	—
2,100,000	600,002	1,150,000	100,002
(700,000)	(100,000)	(150,000)	—

1,900,002	500,002	1,100,002	100,002

See Notes to Financial Statements	Page 31

First Trust Exchange-Traded Fund III

Financial Highlights

For a share outstanding throughout each period

First Trust Riverfront Dynamic Asia Pacific ETF (RFAP)

	Year Ended 10/31/2017		Period Ended 10/31/2016 (a)
Net asset value, beginning of period	$52.14		$51.31

Income from investment operations:
Net investment income (loss)	1.42		0.55
Net realized and unrealized gain (loss)	7.66		0.60

Total from investment operations	9.08		1.15

Distributions paid to shareholders from:
Net investment income	(1.40)		(0.32)

Net asset value, end of period	$59.82		$52.14

Total return (b)	17.77	% (c)	2.26%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$29,911		$26,071
Ratio of total expenses to average net assets	0.83%		0.83	% (d)
Ratio of net investment income (loss) to average net assets	1.93%		1.96	% (d)
Portfolio turnover rate (e)	131%		49%

(a)	Inception date is April 13, 2016, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	The Fund received a reimbursement from the advisor in the amount of $7,644, which represents $0.02 per share. Since the advisor reimbursed the Fund, there was no effect on the Fund’s total return.
(d)	Annualized.
(e)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 32	See Notes to Financial Statements

First Trust Exchange-Traded Fund III

Financial Highlights (Continued)

For a share outstanding throughout each period

First Trust Riverfront Dynamic Developed International ETF (RFDI)

	Year Ended 10/31/2017		Period Ended 10/31/2016 (a)
Net asset value, beginning of period	$51.36		$50.73

Income from investment operations:
Net investment income (loss)	0.82		0.83
Net realized and unrealized gain (loss)	12.73		0.50

Total from investment operations	13.55		1.33

Distributions paid to shareholders from:
Net investment income	(0.71)		(0.70)
Net realized gain	(0.24)		—

Total distributions	(0.95)		(0.70)

Net asset value, end of period	$63.96		$51.36

Total return (b)	26.60	% (c)	2.68%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$444,522		$25,679
Ratio of total expenses to average net assets	0.83%		0.83	% (d)
Ratio of net investment income (loss) to average net assets	1.86%		2.97	% (d)
Portfolio turnover rate (e)	106%		44%

(a)	Inception date is April 13, 2016, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	The Fund received a reimbursement from the advisor in the amount of $35,978, which represents less than $0.01 per share. Since the advisor reimbursed the Fund, there was no effect on the Fund’s total return.
(d)	Annualized.
(e)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements	Page 33

First Trust Exchange-Traded Fund III

Financial Highlights (Continued)

For a share outstanding throughout each period

First Trust Riverfront Dynamic Europe ETF (RFEU)

	Year Ended 10/31/2017	Period Ended 10/31/2016 (a)
Net asset value, beginning of period	$51.17	$50.67

Income from investment operations:
Net investment income (loss)	0.82	0.91
Net realized and unrealized gain (loss)	14.86	0.41

Total from investment operations	15.68	1.32

Distributions paid to shareholders from:
Net investment income	(0.79)	(0.82)
Net realized gain	(0.81)	—

Total distributions	(1.60)	(0.82)

Net asset value, end of period	$65.25	$51.17

Total return (b)	31.21%	2.66%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$123,980	$25,585
Ratio of total expenses to average net assets	0.83%	0.83	% (c)
Ratio of net investment income (loss) to average net assets	1.71%	3.23	% (c)
Portfolio turnover rate (d)	110%	41%

(a)	Inception date is April 13, 2016, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 34	See Notes to Financial Statements

First Trust Exchange-Traded Fund III

Financial Highlights (Continued)

For a share outstanding throughout each period

First Trust Riverfront Dynamic Emerging Markets ETF (RFEM)

	Year Ended 10/31/2017	Period Ended 10/31/2016 (a)
Net asset value, beginning of period	$56.27	$49.61

Income from investment operations:
Net investment income (loss)	0.71	0.55
Net realized and unrealized gain (loss)	13.70	6.66

Total from investment operations	14.41	7.21

Distributions paid to shareholders from:
Net investment income	(0.77)	(0.55)
Net realized gain	(1.27)	—

Total distributions	(2.04)	(0.55)

Net asset value, end of period	$68.64	$56.27

Total return (b)	26.49%	14.52%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$75,506	$5,628
Ratio of total expenses to average net assets	0.95%	0.95	% (c)
Ratio of net investment income (loss) to average net assets	1.56%	2.66	% (c)
Portfolio turnover rate (d)	87%	81%

(a)	Inception date is June 14, 2016, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements	Page 35

Notes to Financial Statements

First Trust Exchange-Traded Fund III

October 31, 2017

1. Organization

First Trust Exchange-Traded Fund III (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Trust consists of twelve funds that are currently offering shares. This report covers the following funds, each a non-diversified series of the Trust:

First Trust RiverFront Dynamic Asia Pacific ETF – (The Nasdaq Stock Market LLC (“Nasdaq”) ticker “RFAP”)

First Trust RiverFront Dynamic Developed International ETF – (Nasdaq ticker “RFDI”)

First Trust RiverFront Dynamic Europe ETF – (Nasdaq ticker “RFEU”)

First Trust RiverFront Dynamic Emerging Markets ETF – (Nasdaq ticker “RFEM”)

Each fund represents a separate series of shares of beneficial interest in the Trust (each a “Fund” and collectively, the “Funds”). Each Fund’s shares are currently listed and traded on Nasdaq. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large specified blocks consisting of 50,000 shares called a “Creation Unit.” Creation Units are generally issued and redeemed in-kind for securities in which a Fund invests and, in certain circumstances, for cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Except when aggregated in Creation Units, the shares are not redeemable securities of a Fund.

Each Fund is an actively managed exchange-traded fund. The investment objective of each Fund is to provide capital appreciation.

Under normal market conditions, RFAP seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of Asian Pacific companies through investments in common stocks, depositary receipts, real estate investment trusts (“REITs”), and forward foreign currency contracts and currency spot transactions used to hedge the Fund’s exposure to the currencies in which the equity securities of the Asian Pacific companies are denominated.

Under normal market conditions, RFDI seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of developed market companies through investments in common stocks, depositary receipts, REITs, and forward foreign currency contracts and currency spot transactions used to hedge the Fund’s exposure to the currencies in which the equity securities of the developed market companies are denominated.

Under normal market conditions, RFEU seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of European companies through investments in common stocks, depositary receipts, REITs, and forward foreign currency contracts and currency spot transactions used to hedge the Fund’s exposure to the currencies in which the equity securities of the European companies are denominated.

Under normal market conditions, RFEM seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in a portfolio of equity securities of emerging market companies through investments in common stocks, depositary receipts, REITs, and forward foreign currency contracts and currency spot transactions used to hedge the Fund’s exposure to the currencies in which the equity securities of the emerging market companies are denominated.

There can be no assurance that a Fund will achieve its investment objective. The Funds may not be appropriate for all investors.

2. Significant Accounting Policies

The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Portfolio Valuation

Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally

4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Notes to Financial Statements (Continued)

First Trust Exchange-Traded Fund III

October 31, 2017

Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:

Common stocks, REITs, and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

Forward foreign currency contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by a third-party pricing service.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

1)	the type of security;

2)	the size of the holding;

3)	the initial cost of the security;

4)	transactions in comparable securities;

5)	price quotes from dealers and/or third-party pricing services;

6)	relationships among various securities;

7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

8)	an analysis of the issuer’s financial statements; and

9)	the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

1)	the value of similar foreign securities traded on other foreign markets;

2)	ADR trading of similar securities;

3)	closed-end fund trading of similar securities;

4)	foreign currency exchange activity;

5)	the trading prices of financial products that are tied to baskets of foreign securities;

6)	factors relating to the event that precipitated the pricing problem;

7)	whether the event is likely to recur; and

8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

Because foreign markets may be open on different days than the days during which investors may transact in the shares of a Fund, the value of the Fund’s securities may change on the days when investors are not able to transact in the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE.

Notes to Financial Statements (Continued)

First Trust Exchange-Traded Fund III

October 31, 2017

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

•	Quoted prices for similar investments in active markets.

•	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

•	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

•	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of October 31, 2017, is included with each Fund’s Portfolio of Investments.

B. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Distributions received from a Fund’s investments in REITs may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year are not known until after the REIT’s fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. Forward Foreign Currency Contracts

The Funds are subject to foreign currency risk in the normal course of pursuing their investment objectives. Forward foreign currency contracts are agreements between two parties (“Counterparties”) to exchange one currency for another at a future date and at a specified price. The Funds use forward foreign currency contracts to facilitate transactions in foreign securities and to manage each Fund’s foreign currency exposure. These contracts are valued daily, and each Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in “Unrealized appreciation (depreciation) on forward foreign currency contracts” on the Statements of Assets and Liabilities. The change in unrealized appreciation (depreciation) is included in “Net change in unrealized appreciation (depreciation) on forward foreign currency contracts” on the Statements of Operations. When the forward contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund’s basis in the contract. This realized gain or loss is included in “Net realized gain (loss) on forward foreign currency contracts” on the Statements of Operations. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks, the Funds could incur losses in excess of the net unrealized value shown on the Forward Foreign Currency Contracts table in each Fund’s Portfolio of Investments. In the event of default by the Counterparty, a Fund will provide notice to the Counterparty of the Fund’s intent to convert the currency held by the Fund into the currency that the Counterparty agreed to exchange with that Fund. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Funds may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Funds may obtain only limited recovery or may obtain no recovery in such circumstances. The Funds did not hold any forward foreign currency contracts at October 31, 2017.

D. Foreign Currency

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities,

Notes to Financial Statements (Continued)

First Trust Exchange-Traded Fund III

October 31, 2017

other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in “Net change in unrealized appreciation (depreciation) on investments” on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are shown in “Net realized gain (loss) on foreign currency transactions” on the Statements of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statements of Operations.

E. Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared and paid quarterly by each Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid by each Fund during the fiscal year ended October 31, 2017 was as follows:

	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust RiverFront Dynamic Asia Pacific ETF	$321,623	$—	$—
First Trust RiverFront Dynamic Developed International ETF	2,607,367	201,961	—
First Trust RiverFront Dynamic Europe ETF	859,771	407,052	—
First Trust RiverFront Dynamic Emerging Markets ETF	679,249	—	—

The tax character of distributions paid by each Fund during the period ended October 31, 2016 was as follows:

	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust RiverFront Dynamic Asia Pacific ETF	$162,451	$—	$—
First Trust RiverFront Dynamic Developed International ETF	320,767	30,234	—
First Trust RiverFront Dynamic Europe ETF	344,889	64,863	—
First Trust RiverFront Dynamic Emerging Markets ETF	54,611	—	—

As of October 31, 2017, the components of distributable earnings on a tax basis for each Fund were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
First Trust RiverFront Dynamic Asia Pacific ETF	$309,722	$(409,134)	$725,282
First Trust RiverFront Dynamic Developed International ETF	1,923,187	22,673	25,892,800
First Trust RiverFront Dynamic Europe ETF	74,035	(654,153)	9,310,309
First Trust RiverFront Dynamic Emerging Markets ETF	458,841	66,909	6,633,540

Notes to Financial Statements (Continued)

First Trust Exchange-Traded Fund III

October 31, 2017

F. Income Taxes

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2016 and 2017 remain open to federal and state audit. As of October 31, 2017, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.

The Funds intend to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Funds are subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2017, the Funds had non-expiring capital loss carryforward for federal income tax purposes as follows:

Capital Loss Available
First Trust RiverFront Dynamic Asia Pacific ETF	$409,134
First Trust RiverFront Dynamic Developed International ETF	—
First Trust RiverFront Dynamic Europe ETF	654,153
First Trust RiverFront Dynamic Emerging Markets ETF	—

In order to present paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the year ended October 31, 2017, the adjustments for each Fund were as follows:

	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
First Trust RiverFront Dynamic Asia Pacific ETF	$14,405	$(2,259,464)	$2,245,059
First Trust RiverFront Dynamic Developed International ETF	30,569	(9,177,500)	9,146,931
First Trust RiverFront Dynamic Europe ETF	9,470	(2,822,199)	2,812,729
First Trust RiverFront Dynamic Emerging Markets ETF	138,062	(1,092,934)	954,872

G. Expenses

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).

H. New and Amended Financial Reporting Rules and Forms

On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. In part, the new and amended rules and forms amend Regulation S-X and require standardized, enhanced disclosures about derivatives in a fund’s financial statements, as well as other amendments. The compliance date for the amendments of Regulation S-X was August 1, 2017, which resulted in no change to the financial statements. The new form types and other rule amendments will be effective for the First Trust funds, including the Funds, for reporting periods beginning on and after June 1, 2018. Management is evaluating the new form types and other rule amendments that are effective on and after June 1, 2018 to determine the impact to the Funds.

Notes to Financial Statements (Continued)

First Trust Exchange-Traded Fund III

October 31, 2017

I. New Accounting Pronouncement

In December 2016, FASB released Accounting Standards Update (“ASU”) 2016-19 that makes technical changes to various sections of the ASC, including Topic 820, Fair Value Measurement. The changes to Topic 820 are intended to clarify the difference between a valuation approach and a valuation technique. The changes to ASC 820-10-50-2 require a reporting entity to disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. The changes to Topic 820 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. At this time, management is evaluating the implications of the ASU and has not yet determined its impact on the financial statements and disclosures.

3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for supervising the selection and ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.

Pursuant to the Investment Management Agreement between First Trust and the Trust, First Trust supervises the investment of the Funds’ assets and is responsible for the expenses of each Fund including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services, including any compensation to Trustees, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions, acquired fund fees, if any, distribution and service fees payable pursuant to Rule 12b-1 plan, if any, expenses associated with the execution of portfolio transactions, and extraordinary expenses, which are paid by each respective Fund. RFAP, RFDI and RFEU have each agreed to pay First Trust an annual unitary management fee equal to 0.83% its average daily net assets. RFEM has agreed to pay First Trust an annual unitary management fee equal to 0.95% of its average daily net assets. First Trust also provides fund reporting services to each Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.

RiverFront Investment Group, LLC (“RiverFront” or the “Sub-Advisor”) serves as the Funds’ sub-advisor and manages each Fund’s portfolio subject to First Trust’s supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.35% of each Fund’s average daily net assets that is paid by First Trust out of its investment advisory fee.

During the year ended October 31, 2017, RFAP and RFDI received payments from the Advisor of $7,644 and $35,978, respectively, in connection with trade errors.

The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Funds. As custodian, BBH is responsible for custody of each Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for each Fund.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.

Notes to Financial Statements (Continued)

First Trust Exchange-Traded Fund III

October 31, 2017

4. Purchases and Sales of Securities

For the year ended October 31, 2017, the cost of purchases and proceeds from sales of investment securities for each Fund, excluding short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
First Trust RiverFront Dynamic Asia Pacific ETF	$32,102,291	$23,276,296
First Trust RiverFront Dynamic Developed International ETF	259,492,251	189,891,997
First Trust RiverFront Dynamic Europe ETF	83,014,008	61,605,602
First Trust RiverFront Dynamic Emerging Markets ETF	75,450,563	28,186,282

For the year ended October 31, 2017, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

	Purchases	Sales
First Trust RiverFront Dynamic Asia Pacific ETF	$32,641,095	$40,133,547
First Trust RiverFront Dynamic Developed International ETF	417,254,294	106,317,940
First Trust RiverFront Dynamic Europe ETF	102,161,328	37,392,536
First Trust RiverFront Dynamic Emerging Markets ETF	22,518,597	7,830,977

5. Derivative Transactions

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the year ended October 31, 2017, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.

Statements of Operations Location	RFAP	RFDI	RFEU
Currency Risk Exposure
Net realized gain (loss) on forward foreign currency contracts	$(56,847)	$38,879	$259,055
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	—	40,087	57,751

During the year ended October 31, 2017, the notional values of forward foreign currency contracts opened and closed were as follows:

	Opened	Closed
First Trust RiverFront Dynamic Asia Pacific ETF	$9,254,982	$9,254,982
First Trust RiverFront Dynamic Developed International ETF	80,493,868	87,393,868
First Trust RiverFront Dynamic Europe ETF	34,486,864	44,431,864

The Funds do not have the right to offset financial assets and liabilities related to forward foreign currency contracts on the Statements of Assets and Liabilities.

6. Creations, Redemptions and Transaction Fees

Shares are created and redeemed by the Funds only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an “Authorized Participant”). In order to purchase Creation Units of each Fund, an Authorized Participant must deposit (i) a designated portfolio of securities and other instruments determined by First Trust (the “Deposit Securities”) and generally make or receive a cash payment referred to as the “Cash Component,” which is an amount equal to the difference between the NAV of the Fund shares (per Creation Unit aggregations) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing Creation Units must pay to BBH, as transfer agent, a creation transaction fee (the “Creation Transaction Fee”) regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the respective Fund’s portfolio and the countries in which the transactions are settled. The Creation Transaction Fee may increase or decrease as each Fund’s portfolio is adjusted to conform to changes in the composition of the securities included in the Fund’s portfolio and the countries in which the transaction settled. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage

Notes to Financial Statements (Continued)

First Trust Exchange-Traded Fund III

October 31, 2017

costs, transfer fees or stamp taxes. When a Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

Authorized Participants redeeming Creation Units must pay to BBH, as transfer agent, a redemption transaction fee (the “Redemption Transaction Fee”), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the respective Fund’s portfolio and the countries in which the transactions are settled. Each Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, a Fund may, in its discretion, reject any such request.

The standard Creation Transaction Fees and the Redemption Transaction Fees for each Fund are as follows:

	Creation Transaction Fees	Redemption Transaction Fees
First Trust RiverFront Dynamic Asia Pacific ETF	$1,650	$1,650
First Trust RiverFront Dynamic Developed International ETF	3,600	3,600
First Trust RiverFront Dynamic Europe ETF	2,000	2,000
First Trust RiverFront Dynamic Emerging Markets ETF	4,100	4,100

7. Distribution Plan

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before February 28, 2019.

8. Indemnification

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. Subsequent Events

Management has evaluated the impact of all subsequent events to the Funds through the date the financial statements were issued, and has determined that there was the following subsequent event:

On November 2, 2017, First Trust Municipal High Income ETF, an additional series of the Trust, began trading under the ticker symbol FMHI on Nasdaq.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of First Trust RiverFront Dynamic Asia Pacific ETF, First Trust RiverFront Dynamic Developed International ETF, First Trust RiverFront Dynamic Europe ETF, and First TRust RiverFront Dynamic Emerging Markets ETF:

We have audited the accompanying statements of assets and liabilities of First Trust RiverFront Dynamic Asia Pacific ETF, First Trust RiverFront Dynamic Developed International ETF, First Trust RiverFront Dynamic Europe ETF, and First Trust RiverFront Dynamic Emerging Markets ETF (the “Funds”), each a series of the First Trust Exchange-Traded Fund III, including the portfolios of investments, as of October 31, 2017, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the Funds’ custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds listed above included in the First Trust Exchange-Traded Fund III as of October 31, 2017, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois

December 22, 2017

Additional Information

First Trust Exchange-Traded Fund III

October 31, 2017 (Unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website located at http://www.sec.gov.

Portfolio Holdings

The files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund’s website located at http://www.ftportfolios.com; (3) on the SEC’s website at http://www.sec.gov; and (4) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

Federal Tax Information

For the taxable year ended October 31, 2017, the following percentages of income dividend paid by the Funds qualify for the dividends received deduction available to corporations:

Dividends Received Deduction
First Trust RiverFront Dynamic Asia Pacific ETF	0.00%
First Trust RiverFront Dynamic Developed International ETF	0.00%
First Trust RiverFront Dynamic Europe ETF	0.00%
First Trust RiverFront Dynamic Emerging Markets ETF	0.00%

For the taxable year ended October 31, 2017, the following percentages of income dividend paid by the Funds is hereby designated as qualified dividend income:

Qualified Dividend Income
First Trust RiverFront Dynamic Asia Pacific ETF	78.15%
First Trust RiverFront Dynamic Developed International ETF	90.53%
First Trust RiverFront Dynamic Europe ETF	100.00%
First Trust RiverFront Dynamic Emerging Markets ETF	42.69%

The following Funds met the requirements of Section 853 of the Internal Revenue Code and elects to pass through to it’s shareholders credit for foreign taxes paid. The total amount of income received by the Fund from sources within foreign countries and possessions of the United States and of taxes paid to such countries are as follows:

	Gross Foreign Income		Foreign Taxes Paid
	Amount	Per Share	Amount	Per Share
First Trust RiverFront Dynamic Asia Pacific ETF	$503,283	$1.01	$29,981	$0.06
First Trust RiverFront Dynamic Developed International ETF	5,130,958	0.74	390,509	0.06
First Trust RiverFront Dynamic Europe ETF	1,502,804	0.79	125,821	0.07
First Trust RiverFront Dynamic Emerging Markets ETF	892,918	0.81	102,364	0.09

The foreign taxes paid will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end. Gross foreign income and foreign taxes paid will be posted on each Fund’s website and disclosed in the tax letter.

Risk Considerations

You could lose money by investing in the Funds. An investment in one of the Funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that a Fund’s investment objective will be achieved.

Additional Information (Continued)

First Trust Exchange-Traded Fund III

October 31, 2017 (Unaudited)

The First Trust RiverFront Dynamic Asia Pacific ETF is more susceptible to the economic, market, regulatory, political, natural disasters and local risks of the Asia Pacific region than a fund that is more geographically diversified. The region has historically been highly dependent on the global trade, with nations taking strong roles in both the importing and exporting of goods; such a relationship created a risk with this dependence on global growth. The respective stock markets tend to have a larger prevalence of smaller companies that are inherently more volatile and less liquid than larger companies. Varying levels of accounting and disclosure standards, restrictions on foreign ownership, minority ownership rights and corporate governance standards are also common for the region.

The Funds may invest in BDCs. Investments in BDCs may be subject to a high degree of risk. A BDC’s portfolio typically will include a substantial amount of securities purchased in private placements and, as a result, its portfolio may carry risks similar to those of a private equity or private debt fund. Securities that are not publicly registered may be difficult to value and may be difficult to sell at a price representative of their intrinsic value. In addition, investments in BDCs are subject to various other risks, including management’s ability to meet the BDC’s investment objective and to manage the BDC’s portfolio when the underlying securities are redeemed or sold during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change. BDC shares are not redeemable at the option of the BDC shareholder and they may trade in the secondary market at a discount to their net asset value. BDCs may also employ the use of leverage in their portfolios through borrowings or the issuance of preferred stock. Such use of leverage may subject the BDC to increased risks, including the likelihood of increased volatility and the possibility that the BDC’s common share income may fall if the interest rate on any borrowings rises. The Fund will indirectly bear its proportionate share of any management and other operating expenses, and of any performance based or incentive fees, charged by the BDCs in which it invests, in addition to the expenses paid by the Fund.

The Funds may, under certain circumstances, effect creations and redemptions, in whole or in part, for cash, rather than in-kind, because of the nature of such Fund’s underlying investments. As a result, an investment in such Fund may be less tax efficient than it would be through more frequent creations and redemptions in-kind.

Each Fund bears the risk that the counterparty to the Fund’s forward foreign currency exchange contracts and currency spot transactions may default on its obligations or otherwise fail to honor its obligations. If a counterparty defaults on its payment obligations, the Fund will lose money and the value of an investment in Fund shares may decrease. In addition, each Fund may engage in such investment transactions with a limited number of counterparties.

Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.

Each Fund will hold investments that are denominated in non-U.S. currencies, or in securities that provide exposure to such currencies, currency exchange rates or interest rates denominated in such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investments and the value of Fund shares. Changes in currency exchange rates also may affect the value of interest earned and gains and losses realized on the sale of securities. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

Because each Fund’s net asset value is determined on the basis of U.S. dollars and the Fund invests in non-U.S. dollar-denominated securities, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up. Each Fund may hedge certain of its non-U.S. dollar holdings.

Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary.

Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert shares into depositary receipts and vice versa. Such restrictions may cause shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

The use of forward contracts and currency spot transactions can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives.

In addition to the above risks, each Fund is “deemed” to have entered into an ISDA Master Agreement (the “ISDA Master Agreement”), a standard umbrella relationship-framework agreement between two parties under which one or more individual derivatives transactions are entered. While most ISDA Master Agreements are highly customized and heavily negotiated, a “deemed” ISDA Master Agreement has predetermined elections. Therefore, the Fund may forego certain protections they would have been afforded had they negotiated the ISDA Master Agreements, such as terms related to choice of law, events of default, termination events, payments on early termination, and calculation agents.

Additional Information (Continued)

First Trust Exchange-Traded Fund III

October 31, 2017 (Unaudited)

Each Fund will utilize a dynamic currency hedging strategy and therefore may have lower returns than an equivalent non-currency hedged investment when the component currencies are rising relative to the U.S. dollar. As such, contracts to sell foreign currency will generally be expected to limit any potential gain that might be realized by the Fund if the value of the hedged currency increases. In addition, the use of currency hedging will not necessarily eliminate exposure to all currency fluctuations. Hedging against a decline in the value of a currency does not eliminate fluctuations in the value of a portfolio security traded in that currency or prevent a loss if the value of the security declines. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

Investments in securities and instruments traded in developing or emerging markets or that provide exposure to such securities or markets can involve additional risks relating to political, economic or regulatory conditions not associated with investments in U.S. securities and instruments or investments in more developed international markets. Emerging market governments may, without prior warning, impose capital controls on the ability to transfer currency, securities or other assets. Each Fund’s ability to access certain developing or emerging markets also may be limited due to a variety of factors, including currency convertibility issues. Such conditions may impact the ability of each Fund to buy, sell or otherwise transfer securities, cause each Fund’s returns to differ from those available to domestic investors, adversely affect the trading market and price for Fund shares, and cause the Fund to decline in value.

Because the Funds invest in equity securities, the value of each Fund’s shares will fluctuate with changes in the value of its equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuer occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of the capital rises and borrowing costs increase.

Investments in a single region, even though representing a number of different countries within the region, may be affected by common economic forces and other factors. The First Trust RiverFront Dynamic Europe ETF is subject to greater risks of adverse events which occur in the European region and may experience greater volatility than a fund that is more broadly diversified geographically. Political or economic disruptions in European countries, even in countries in which the Fund is not invested, may adversely affect security values and thus the Fund’s holdings. A significant number of countries in Europe are member states in the European Union (the “EU”), and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies, including money supply and official interest rates for the Euro, is exercised by the European Central Bank. Furthermore, the European sovereign debt crisis has had, and continues to have, a significant negative impact on the economies of certain European countries and their future economic outlooks.

Forward foreign currency exchange contracts involve certain risks, including the risk of failure of the counterparty to perform its obligations under the contract and the risk that the use of forward contracts may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged. Forward foreign currency exchange contracts may limit any potential gain that might result should the value of the underlying currencies increase. In addition, because forward currency exchange contracts are privately negotiated transactions, there can be no assurance that the Fund will have flexibility to roll-over a forward currency exchange contract upon its expiration if it desires to do so. Hedging against a decline in the value of a currency does not eliminate fluctuations in the value of a portfolio security traded in that currency or prevent a loss if the value of the security declines.

Each Fund invests in equity securities that may have limited liquidity despite being listed on a securities exchange. Equity securities that are less liquid or that trade less can be more difficult or more costly to buy, or to sell, compared to other more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular security, as well as the size and liquidity of the market for such security. The prices at which the equity securities are held in the Funds will be adversely affected if trading markets for the equity securities are limited or absent.

The Funds are subject to management risk because it is an actively managed portfolio. In managing each Fund’s investment portfolio, the Sub-Advisor will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that each Fund will meet its investment objective.

Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall securities values could decline generally or could underperform other investments.

Additional Information (Continued)

First Trust Exchange-Traded Fund III

October 31, 2017 (Unaudited)

The Funds currently have fewer assets than larger funds, and like other relatively new funds, large inflows and outflows may impact each Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected. Also, during the initial invest-up period, the Fund may depart from its principal investment strategies and invest a larger amount or all of its assets in cash equivalents or it may hold cash.

If a Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on Nasdaq which could result in a decrease in value of the Fund’s shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.

Although the shares of each Fund are listed for trading on Nasdaq, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares on Nasdaq may be halted due to market conditions or for reasons that, in the view of Nasdaq make trading in shares inadvisable. In addition, trading in shares on Nasdaq is subject to trading halts caused by extraordinary market volatility pursuant to Nasdaq “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of Nasdaq necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In particular, if the Fund does not comply with any provision of the Nasdaq rule change pursuant to Rule 19b-4 under the Securities Exchange Act of 1934, as amended, approved by the SEC, and cannot bring itself into compliance within a reasonable period after discovering the matter, Nasdaq may remove the shares of the Fund from listing. The Fund may have difficulty maintaining its listing on Nasdaq in the event the Fund’s assets are small or the Fund does not have enough shareholders.

Each Fund is classified as “non-diversified” under the 1940 Act. As a result, each Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. Each Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, each Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly concentrated in certain issuers.

Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments, restrictions on foreign investment or exchange of securities, lack of liquidity, currency exchange rates, excessive taxation, government seizure of assets, different legal or accounting standards, and less government supervision and regulation of exchanges in foreign countries.

High portfolio turnover may result in each Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause each Fund’s performance to be less than expected.

Preferred stocks combine some of the characteristics of both common stocks and bonds. Preferred stocks are typically subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and therefore will be subject to greater credit risk than those debt instruments. Preferred stocks are also subject to credit risk, interest rate risk and income risk.

In addition to risks related to investments in real estate generally, investing in REITs involves certain other risks related to their structure and focus, which include, but are not limited to, dependency upon management skills, limited diversification, the risks of locating and managing financing for projects, heavy cash flow dependency, possible default by borrowers, the costs and potential losses of selfliquidation of one or more holdings, the risk of a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages, changes in neighborhood values and appeal to purchases, the possibility of failing to maintain exemptions from registration under the 1940 Act and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility. REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities.

Each Fund may invest in small- and mid-capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

Additional Information (Continued)

First Trust Exchange-Traded Fund III

October 31, 2017 (Unaudited)

NOT FDIC INSURED                NOT BANK GUARANTEED                MAY LOSE VALUE

Advisory and Sub-Advisory Agreements

Board Considerations Regarding Approval of Investment Management and Investment Sub-Advisory Agreements

The Board of Trustees (the “Board”) of First Trust Exchange-Traded Fund III (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) with First Trust Advisors L.P. (the “Advisor” or “First Trust”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Trust, the Advisor and RiverFront Investment Group, LLC (the “Sub-Advisor”) on behalf of the following four series of the Trust (each a “Fund” and collectively, the “Funds”):

First Trust RiverFront Dynamic Europe ETF (RFEU)

First Trust RiverFront Dynamic Asia Pacific ETF (RFAP)

First Trust RiverFront Dynamic Developed International ETF (RFDI)

First Trust RiverFront Dynamic Emerging Markets ETF (RFEM)

The Board approved the continuation of the Agreements for each Fund for a one-year period ending June 30, 2018 at a meeting held on June 12, 2017. The Board determined for each Fund that the continuation of the Agreements is in the best interests of the Fund in light of the extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 24, 2017 and June 12, 2017, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor and the Sub-Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by each Fund as compared to fees charged to a peer group of funds (which were either mutual funds or exchange-traded funds (“ETFs”)) compiled by Management Practice, Inc. (“MPI”), an independent source (the “MPI Peer Group”), and as compared to fees charged to other clients of the Advisor, including other ETFs managed by the Advisor; the sub-advisory fee rate as compared to fees charged to other clients of the Sub-Advisor; expenses of each Fund as compared to expense ratios of the funds in the Fund’s MPI Peer Group; performance information for each Fund; the nature of expenses incurred in providing services to each Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 24, 2017, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 12, 2017 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from each Fund’s perspective as well as from the perspective of the Fund’s shareholders. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the Fund’s unitary fee.

In reviewing the Agreements for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of each Fund’s investments, including portfolio risk monitoring and performance review. The Board considered that the Sub-Advisor is responsible for the selection and ongoing monitoring of the securities in the Funds’ investment portfolios, but that the Advisor executes each Fund’s portfolio trades. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and each Fund’s compliance with the

Additional Information (Continued)

First Trust Exchange-Traded Fund III

October 31, 2017 (Unaudited)

1940 Act, as well as each Fund’s compliance with its investment objective and policies. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 24, 2017 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, the Board noted that each Fund is an actively-managed ETF and the Sub-Advisor actively manages the Fund’s investments. In addition to the written materials provided by the Sub-Advisor, at the June 12, 2017 meeting, the Board also received a presentation from representatives of the Sub-Advisor, including the portfolio managers, discussing the services that the Sub-Advisor provides to each Fund and how the Sub-Advisor manages each Fund’s investments. In considering the Sub-Advisor’s management of the Funds, the Board noted the background and experience of the Sub-Advisor’s portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed each Fund consistent with the Fund’s investment objective and policies.

The Board considered the unitary fee rate payable by each Fund under the Advisory Agreement for the services provided. The Board noted that the sub-advisory fee for each Fund is paid by the Advisor from the Fund’s unitary fee. The Board considered that, as part of the unitary fee, the Advisor is responsible for each Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees (if any), but excluding interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the MPI Peer Groups, as well as advisory fee rates charged by the Advisor and the Sub-Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because each Fund’s MPI Peer Group included peer funds that pay a unitary fee and because each Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee for RFEU was equal to the median total (net) expense ratio of the peer funds in the Fund’s MPI Peer Group and the unitary fees for RFAP, RFDI and RFEM were above the median total (net) expense ratio of the peer funds in each Fund’s respective MPI Peer Group. With respect to the MPI Peer Groups, the Board discussed with representatives of the Advisor how the MPI Peer Groups were assembled, limitations in creating peer groups for actively-managed ETFs, including that there were no other actively-managed ETFs comparable to the Funds and that the peer funds were either index-based ETFs or open-end mutual funds, and different business models that may affect the pricing of services among ETF sponsors. The Board also noted that, for each Fund, most of the peer funds did not employ an advisor/sub-advisor management structure. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other clients, the Board considered differences between the Funds and other clients that limited their comparability. In considering the unitary fee rates overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s description of its long-term commitment to each Fund.

The Board considered performance information for each Fund. The Board noted the process that it has established for monitoring each Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and Sub-Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund’s performance. Because each of RFEU, RFAP and RFDI commenced operations on April 13, 2016 and RFEM commenced operations on June 4, 2016, and therefore each Fund has a limited performance history, performance information for the MPI Peer Group and relevant benchmark indexes was not considered.

On the basis of all the information provided on the unitary fee of each Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to each Fund under the Agreements.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds and noted the Advisor’s statement that it expects its expenses to increase over the next twelve months as the Advisor continues to make investments in personnel and infrastructure. The Board noted that any reduction in fixed costs associated with the management of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Funds. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the period from inception through December 31, 2016 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data for the twelve months ended December 31, 2016. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for each Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Funds. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who,

Additional Information (Continued)

First Trust Exchange-Traded Fund III

October 31, 2017 (Unaudited)

absent their exposure to the Funds, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Funds. The Board also considered the Advisor’s compensation for fund reporting services provided to the Funds pursuant to a separate Fund Reporting Services Agreement, which is paid from the unitary fee. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.

The Board considered the Sub-Advisor’s statement to the effect that while growth of the Funds will provide some economies of scale, the Sub-Advisor believes that expenses will remain the same for the next twelve months. The Board did not review the profitability of the Sub-Advisor with respect to each Fund. The Board noted that the Advisor pays the Sub-Advisor for each Fund from its advisory fee and its understanding that each Fund’s sub-advisory fee rate was the product of an arm’s length negotiation. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered the potential fall-out benefits to the Sub-Advisor from being associated with the Advisor and the Funds. The Board concluded that the character and amount of potential fall-out benefits to the Sub-Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Trust and each Fund. No single factor was determinative in the Board’s analysis.

Board of Trustees and Officers

First Trust Exchange-Traded Fund III

October 31, 2017 (Unaudited)

The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.

Name, Address, Date of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES

Richard E. Erickson, Trustee c/o First Trust Advisors L.P. 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B.: 04/51	• Indefinite Term • Since Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016); Member, Sportsmed LLC (April 2007 to November 2015)	151	None

Thomas R. Kadlec, Trustee c/o First Trust Advisors L.P. 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B.: 11/57	• Indefinite Term • Since Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	151	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association

Robert F. Keith, Trustee c/o First Trust Advisors L.P. 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B.: 11/56	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	151	Director of Trust Company of Illinois

Niel B. Nielson, Trustee c/o First Trust Advisors L.P. 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B.: 03/54	• Indefinite Term • Since Inception	Managing Director and Chief Operating Officer (January 2015 to Present), Pelita Harapan Educational Foundation (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Servant Interactive LLC (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Dew Learning LLC (Educational Products and Services); President (June 2002 to June 2012), Covenant College	151	Director of Covenant Transport, Inc. (May 2003 to May 2014)

INTERESTED TRUSTEE

James A. Bowen(1), Trustee and Chairman of the Board 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B.: 09/55	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	151	None

(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors, L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)

First Trust Exchange-Traded Fund III

October 31, 2017 (Unaudited)

Name, Address and Date of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)

James M. Dykas 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B.: 01/66	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer, BondWave LLC (Software Development Company) (January 2016 to Present) and Stonebridge Advisors LLC (Investment Advisor) (January 2016 to Present)

Donald P. Swade 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B.: 08/72	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.

W. Scott Jardine 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B.: 05/60	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; and Secretary, Stonebridge Advisors LLC

Daniel J. Lindquist 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B: 02/70	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.

Kristi A. Maher 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B.: 12/66	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

Roger F. Testin 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B.: 06/66	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L. P. and First Trust Portfolios L.P.

Stan Ueland 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B.: 11/70	Vice President	• Indefinite Term • Since Inception	Senior Vice President (September 2012 to Present), Vice President (August 2005 to September 2012), First Trust Advisors L.P. and First Trust Portfolios L.P

(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy

First Trust Exchange-Traded Fund III

October 31, 2017 (Unaudited)

Privacy Policy

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

Sources of Information

We collect nonpublic personal information about you from the following sources:

•	Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

•	Information about your transactions with us, our affiliates or others;

•	Information we receive from your inquiries by mail, e-mail or telephone; and

•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.

Information Collected

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

Disclosure of Information

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

Use of Web Analytics

We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

Confidentiality and Security

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

Policy Updates and Inquiries

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

May 2017

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First Trust Exchange-Traded Fund III

INVESTMENT ADVISOR

First Trust Advisors L.P.

120 E. Liberty Drive, Suite 400

Wheaton, IL 60187

INVESTMENT SUB-ADVISOR

RiverFront Investment Group LLC

1214 E. Cary Street

Richmond, VA 23219

ADMINISTRATOR, CUSTODIAN,

FUND ACCOUNTANT &

TRANSFER AGENT

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

111 S. Wacker Drive

Chicago, IL 60606

LEGAL COUNSEL

Chapman and Cutler LLP

111 W. Monroe Street

Chicago, IL 60603

ITEM 2. CODE OF ETHICS.

(a)   The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)   There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)   The registrant, during the period covered by this report, has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

(e)   Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's Board of
Trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $204,500 for the fiscal year ended October 31, 2016 and $228,500 for fiscal year ended October 31, 2017.

      (b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2016, and $0 for the fiscal year ended October 31, 2017.

      Audit-Related Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
(a) of this Item were $0 for the fiscal year ended October 31, 2016, and $0 for the fiscal year ended October 31, 2017.

      (c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $15,075 for the fiscal year ended October 31, 2016 and $35,365 for fiscal year ended
October 31, 2017.

      Tax Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser and distributor were $0 for the fiscal year ended October
31, 2016, and $0 for the fiscal year ended October 31, 2017.

      (d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a)
through (c) of this Item were $0 for the fiscal year ended October 31, 2016, and
$0 for the fiscal year ended October 31, 2017.

      All Other Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant's investment adviser and distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2016, and $0 for the fiscal year ended October 31, 2017.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval
Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of
Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

      (e)(2) The percentage of services described in each of paragraphs (b)
through (d) for the registrant and the registrant's investment adviser and distributor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(C) or paragraph(C)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

               Registrant:                      Adviser and Distributor:
               -----------                      ------------------------
                  (b) 0%                                 (b) 0%
                  (c) 0%                                 (c) 0%
                  (d) 0%                                 (d) 0%

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year end
2016 were $15,075 for the registrant, $13,000 for the registrant's investment adviser, $31,500 for the registrant's distributor and $3,000 for Stonebridge
Advisors LLC, which is under common control with the registrant's investment adviser and serves as the registrant's sub-advisor for the First Trust Preferred
Securities and Income ETF and the First Trust Institutional Preferred Securities
and Income ETF ("Stonebridge"), and for the registrant's fiscal year ended
October 31, 2017 were $35,365 for the registrant, $44,000 for the registrant's investment adviser, $63,900 for the registrant's distributor and $3,000 for
Stonebridge.

      (h) The registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule
2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEMS 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934.
The audit committee of the registrant is comprised of: Richard E. Erickson,
Thomas R. Kadlec, Robert F. Keith and Niel B. Nielson.

ITEM 6. INVESTMENTS.

(a)   Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR
229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)   The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the
      Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR
      270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and
      Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)   There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR
      270.30a-3(d)) that occurred during the registrant's last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section
       302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not Applicable

(b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section
       906 of the Sarbanes-Oxley Act of 2002 are attached hereto.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)         First Trust Exchange-Traded Fund III
               -------------------------------------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: December 21, 2017
     -------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: December 21, 2017
     -------------------

By (Signature and Title)*               /s/ Donald P. Swade
                                        ----------------------------------------
                                        Donald P. Swade, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: December 21, 2017
     -------------------

* Print the name and title of each signing officer under his or her signature.